                                                       Registration No. 811-2753
                                                       Registration No. 2-59353
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|
      Post-Effective Amendment No. 36                                        |X|

                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|
      Post-Effective Amendment No.   36                                      |X|

                        (Check appropriate box or boxes

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                Copies To:

          John D. Cleland, President            Amy J. Lee, Secretary
          SBL Fund                              SBL Fund
          700 Harrison Street                   700 Harrison Street
          Topeka, KS 66636-0001                 Topeka, KS 66636-0001
          (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

|_| immediately upon filing pursuant to paragraph(b)
|_| on January 28, 1999,pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on January 28, 1999, pursuant to paragraph (a)(1)
|_| 75 days after filing  pursuant to paragraph (a)(2)
|X| on January 28,  1999,  pursuant to paragraph (a)(2)of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered:  Shares of common stock, par value $1.00.

                                    SBL FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

 Form N-1A
Item Number    Caption
-----------    -------
Part A         PROSPECTUS
------         ----------

  1.           Cover Page
  2.           Table of Contents
  2a.          Not Applicable
  3.           Financial Highlights; Performance Information
  4.           Investment Objectives and Policies of the Series
  5.           Management of the Fund; Portfolio Management; Custodian, Transfer
               Agent and Dividend-Paying Agent; Year 2000 Compliance
  6.           General  Information;   Organization;   Contractowner  Inquiries;
               Distributions  and  Federal  Income Tax  Considerations;  Foreign
               Taxes
  7.           Sale and Redemption of Shares;  Determination of Net Asset Value;
               Trading Practices and Brokerage
  8.           Sale and Redemption of Shares
  9.           Not Applicable

               This Post-Effective Amendment No. 36 ("the Amendment") to the Registrant's Registration Statement on Form N-1A (File Nos. 2-59353 and 811-2753) is being filed solely for the purpose of adding a new series of shares of the Registrant, Series I (which will be offered by means of a separate prospectus from the Registrant's other prospectuses). As a result, the Amendment does not affect the Registrant's currently effective prospectuses for Series A, B, C, D, E, J, K, M, N, O, P, S, V and X, which prospectuses are hereby incorporated by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933, as amended.

Part B         STATEMENT OF ADDITIONAL INFORMATION
------         -----------------------------------
 10.           Cover Page
 11.           Table of Content
 12.           What is SBL Fund?
 13.           Investment  Objectives  and  Policies of the  Series;  Investment
               Policy Limitations
 14.           Officers and Directors; Ownership and Management
 15.           Remuneration of Directors and Others
 16.           Investment Management; Portfolio Management;  Custodian, Transfer
               Agent and Dividend-Paying Agent
 17.           Portfolio Transactions; Portfolio Turnover
 18.           Capital Stock and Voting
 19.           Sale and Redemption of Shares; Determination of Net Asset Value
 20.           Distributions  and  Federal  Income Tax  Considerations;  Foreign
               Taxation
 21.           Not Applicable
 22.           Performance Information
 23.           Financial Statements; Independent Auditors

SBL FUND
Member of the Security Benefit Group of Companies
700 SW Harrison Street, Topeka, Kansas 66636-0001


                                   PROSPECTUS
                                JANUARY 31, 1999


     SBL Fund (the "Fund") is an open-end, diversified management investment company of the series type offering portfolios with different investment objectives and strategies.

     SERIES I (INTERNATIONAL SERIES) seeks long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective.

     The Fund's shares are sold to Security Benefit Life Insurance Company ("SBL") for allocation to one or more separate accounts established for funding variable life insurance policies and variable annuity contracts issued by SBL.

     This Prospectus sets forth concisely the information that a prospective investor should know about SBL Fund. It should be read and retained for future reference. A Statement of Additional Information about the Fund, dated January 31, 1999, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461.

     The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the Securities and Exchange Commission.




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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
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
                                SBL FUND CONTENTS

                                                                            Page
SBL Fund..................................................................    3
Investment Objectives and Policies of the Series..........................    3
     Series I (International Series)......................................    3
Investment Methods and Risk Factors.......................................    5
Management of the Fund....................................................   11
Portfolio Management......................................................   12
Year 2000 Compliance......................................................   12
Sale and Redemption of Shares.............................................   13
Distributions and Federal Income Tax Considerations.......................   13
Foreign Taxes.............................................................   14
Determination of Net Asset Value..........................................   14
Trading Practices and Brokerage...........................................   14
Performance Information...................................................   15
General Information.......................................................   15
     Organization.........................................................   15
     Custodian, Transfer Agent and Dividend-Paying Agent..................   15
     Contractowner Inquiries..............................................   16

SBL FUND

     SBL Fund (the "Fund"), a Kansas corporation, was organized on May 26, 1977, to serve as the investment vehicle for certain of Security Benefit Life Insurance Company's ("SBL") variable annuity and variable life separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts established for the purpose of funding variable annuity and variable life insurance contracts issued by SBL. The Fund reserves the right to expand the class of persons eligible to purchase shares of any Series of the Fund.

     The Fund is subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, the more important ones are that the Fund will not, with respect to 75 percent of its total assets, invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its agencies or instrumentalities, or purchase more than 10 percent of the outstanding voting securities of any issuer. In addition, the Series will not invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations is set forth in the Fund's "Statement of Additional Information."

     It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither SBL nor SBL Fund currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contractowners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policyowners and contractowners resulting from changes in state insurance law, changes in federal income tax regulations, changes in the investment management of any portfolio of the underlying fund, and the differences between voting instructions given by policyowners and contractowners. The Board will determine what action, if any, should be taken in response to any such conflicts. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, SBL would bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale resulting from a larger combined fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     The investment objective of Series I (the "Series") is described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved. Some of the risks involved are described below and in the Statement of Additional Information. The investment objective and policies of the Series may be modified at any time without stockholder approval. However, the Series is subject to certain investment policy limitations set forth in the Statement of Additional Information, which may not be changed without stockholder approval. The Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and policies. See the discussion of borrowing under "Investment Methods and Risk Factors." Pending investment in other securities or to meet potential redemptions or expenses, the Series may invest in certificates of deposit issued by banks, bank demand accounts, repurchase agreements and high quality money market instruments.

SERIES I (INTERNATIONAL SERIES

     The investment objective of the Series is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Series invests primarily in established companies based in developed countries outside the United States, but may also invest in emerging market securities. There can be no assurance that the investment objective of the Series will be achieved.

     The Series is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns.

     The Series is not itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

     The value of the Series' investments varies based on many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk. Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Series' share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her shares, they may be worth more or less than what the investor paid for them. See "Investment Methods and Risk Factors" for more information.

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No  dealer,  salesperson,  or  other  person  has  been  authorized  to give any information or to make any representations, other than those contained in this Prospectus and in the "Statement of Additional Information," in connection with the offer contained in this Prospectus, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Fund, the investment adviser, or the distributor.
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
     The following is a discussion of the various investments of and techniques employed by the Series. Additional information about the investment policies of the Series appears in "Investment Methods and Risk Factors".

     Under normal circumstances, the Series will invest at least 65 percent of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However the Series may also invest in securities of issuers based in underdeveloped countries. Investments in these countries will be based upon what the Sub-Adviser, Bankers Trust Company ("Bankers Trust"), believes to be an acceptable degree of risk in anticipation of superior returns. The Series will at all times be invested in the securities of issuers based in a least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and underdeveloped countries, see "Investment Objectives and Risk Factors" - "Foreign Investment Risks".

     The Series' investment will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

     In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Series. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, management strength, earnings quality, underlying asset value, relative market value and overall marketability. The Series may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

     In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Series may choose to invest only at the market level. Here the Series may seek to achieve country exposure through use of options or futures based on an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investment are discussed in this prospectus and in the Statement of Additional Information.

     The remainder of the Series' assets will be invested in dollar and non-dollar denominated short-term instruments. "Short-term Instruments" are discussed more fully below.

     The Series invests primarily in common stocks and other securities with equity characteristics. For purposes of the Series' policy of investing at least 65 percent of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Series invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

     The Series may also utilize the following investments and investment techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), Rule 144A securities, when-issued and delayed delivery securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, and options on futures contracts. See "Investment Methods and Risk Factors" for further information.

     The Series intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However the Series' assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in the Sub-Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual or adverse conditions affecting the equity markets. In addition, when the Series experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Series' investment objective are unavailable in sufficient quantities or at attractive prices, the Series may hold short-term investments for a limited time pending availability of such equity securities. For a discussion of short-term instruments see, "Management Practices" -- "Short-Term Instruments."

     No more than 15 percent of the Series' net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days).

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques used by the Series are described in the "Investment Objectives and Policies" section of this Prospectus and in the Fund's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods used by the Series. Although the Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Series will not be required to do so.

INVESTMENT VEHICLES

     CONVERTIBLE SECURITIES -- The Series may invest in convertible securities. A convertible security is a fixed income security or a preferred stock that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     WARRANTS -- Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     U.S. GOVERNMENT SECURITIES -- The Series may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Series may dispose of a commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

     RESTRICTED SECURITIES -- Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Series' limitation on illiquid securities.

     Trading restricted securities pursuant to Rule 144A may enable the Series to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of the Series' investment in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Series. In particular, Rules 144A Securities may be resold only to qualified institutional buyers in accordance with Rules 144A under the Securities Act of 1933. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Board of Directors, some restricted securities and Rule 144A Securities may be considered liquid.

     The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Sub-Adviser. In making the determination regarding the liquidity of Rule 144A securities, the Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     ADRS, GDRS AND EDRS -- ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Foreign Investment Risks," page 10

     REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which the Series would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Series to resell such security at a fixed time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate of the purchased security. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series may enter into repurchase agreements only with issuers who, individually or with issuer's parent, have outstanding debt rated AA or higher by S&P of Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

MANAGEMENT PRACTICES

     SHORT-TERM INSTRUMENTS -- The Series' assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in the Sub-Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual or adverse conditions affecting the equity markets. In addition, when the Series experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Series' investment objective are unavailable in sufficient quantities or at attractive prices, the Series may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Services ("S&P") or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper;
(iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Series invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such rating are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser. These instrument may be denominated in U.S. dollars or in foreign currencies that have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by the Sub-Adviser. For more information on these rating categories see the Appendix to the Fund's Statement of Additional Information.

     SHARES OF OTHER INVESTMENT COMPANIES -- The Series may invest in shares of other investment companies. The Series' investment in shares of other investment companies may not, immediately after purchase, exceed 10 percent of the Series' total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     BORROWING -- The Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and program. Such borrowings may be collateralized with Series assets. Borrowings will not exceed 33 1/3 percent of the Series' total assets. To the extent that the Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     LENDING OF PORTFOLIO SECURITIES -- The Series may lend securities to broker-dealers, institutional investors, or other persons to earn additional income. The principal risk of such loans is the potential insolvency of the broker-dealer or other borrower. In this event, the Series could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal in value to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     FORWARD CURRENCY TRANSACTIONS -- In seeking to protect against currency exchange rate or interest rate changes that are adverse to its present or prospective positions, the Series may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities, currencies and indices. There can be no assurance that such risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Sub-Adviser may not be able to effectively hedge its investment in such emerging markets.

     To attempt to hedge against adverse movements in exchange rates between currencies, the Series may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' portfolio positions. For example, when the Series anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Furthermore, if the Sub-Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Series may enter into a forward contract to sell the currency the Sub-Adviser expects to decline in an amount up to the value of the portfolio securities held by the Series which is denominated in that foreign currency.

     The Series use of forward currency contracts or options and futures transactions involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the Sub-Adviser's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Series currency risks are different from those needed to select the securities in which the Series invests. The Series also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     OPTIONS -- A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When the Series purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, the Series assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Series will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Series portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

     The Series may write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk of the Series' inability to close out options it has written.

     A call option on a stock index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

     A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. The Series may write only covered put options, which means that the Series will maintain in a segregated account cash or liquid securities in an amount not less than the exercise price or the Series will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times which the put option is outstanding. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

     A put option on a stock index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

     The Series may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

     FUTURES CONTRACTS AND RELATED OPTIONS -- The Series may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. The Series may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Series' securities from a decrease in value. When the Series writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

     Financial futures contracts include interest rate futures contracts and stock index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, the Fund has filed for the Series with the Commodity Futures Trading Commission (the "CFTC") a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of the Series' assets; and (ii) with respect to each futures contract purchased or long position in an option contract, the Series will set aside in a segregated account cash or liquid securities in an amount equal to the market value of such contract less the initial margin deposit.

     The Staff of the Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 (the "1940 Act")on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

     The Series will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

RISK FACTORS

     GENERAL -- The Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities generally fluctuates inversely with interest rate movements. Longer term bonds held by the Series are subject to greater interest rate risk. There is no assurance that the Series will achieve its investment objective.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of the Series' total return, and the Series' attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Series is unable to close out its position due to distortions in the market or lack of liquidity. The Series' risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures, options and forward contracts involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. If the Sub-Adviser seeks to protect the Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, the Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Series ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Series.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Series diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the or Sub-Adviser to correctly forecast interest rate movements and general stock market price movements.

     FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers.

     Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities for foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities.

     The Series' income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect the investments of the Series in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     RISKS OF CONVERSION TO EURO -- On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Series operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Series invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

*  vendors  the  Series  depend  on to carry  out  their  business,  such as the custodian bank (which holds the foreign securities the Series buy), the Investment Manager (which prices the Series' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Series.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds' contracts could pose extra costs to the Series.

     The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Series' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Series' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Series' holdings and increase its operational costs.

     CURRENCY RISK -- The Series will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between foreign currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Series' shares, and also may affect the value of dividends and interest earned by the Series and gains and losses realized by the Series. In addition, the Series may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     EMERGING MARKETS RISKS -- Because the Series may invest in emerging markets, investors are strongly advised to consider carefully the special risks involved in such markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Series could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Emerging markets may include former communist countries. There is a possibility that these countries may revert back to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Series to make intended securities purchases due to settlement problems could cause the Series to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of the Series in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

MANAGEMENT OF THE FUND

     The management of the Fund's business and affairs is the responsibility of the Fund's Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas 66636-0001, is responsible for selection and management of the Fund's portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a life insurance company organized under the laws of the State of Kansas. The Investment Manager also acts as investment adviser to Security Growth and Income Fund, Security Ultra Fund, Security Income Fund, Security Cash Fund, Security Equity Fund, and Security Municipal Bond Fund. The Investment Manager currently manages $4.6 billion in assets.

     The Investment Manager has engaged Bankers Trust Company ("Bankers Trust"), One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to Series I of the Fund. Pursuant to the agreement, Bankers Trust furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series I and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager.

     The Investment Manager supervises the management of Series I by Bankers Trust in accordance with the Series' investment objective and policies. As compensation for its management services, the Investment Manager receives on an annual basis, an amount equal to 1.10 percent of the average net assets of Series I computed on a daily basis and payable monthly. The Investment Manager, as part of the investment advisory agreement with SBL Fund, has agreed to cap the total annual expenses of Series I to 2.25%, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions.

     The Investment Manager pays Bankers Trust with respect to Series I, an annual fee based on the combined average net assets of Series I and another fund to which Bankers Trust provides advisory services. The fee is equal to .60 percent of the combined average net assets under $200 million, and .45 percent of the combined average net assets at or above $200 million.

     The Investment Manager also acts as administrative agent for the Series of the Fund, and as such performs administrative functions, bookkeeping, accounting and pricing functions for the Fund. For providing these services, the Investment Manager receives on an annual basis a fee of .045 percent of the average daily net assets of the Series, plus the greater of .10 percent or $30,000 in the period-ended January 31, 2000, $45,000 in the period-ended January 31, 2001 and $60,000 thereafter.

PORTFOLIO MANAGEMENT

     Michael Levy, Managing Director of Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes serving as senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which 17 years have been in the investment industry.

     Robert Reiner, Principal at Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team; his primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

     Julie Wang, Principal at Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. degree in economics from Yale University and her M.B.A. from the Wharton School.

YEAR 2000 COMPLIANCE

   Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Fund by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund and its shareholders.

   The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

   Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Fund and the Investment Manager.

   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Fund and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

SALE AND REDEMPTION OF SHARES

     Shares of the Fund will be sold to SBL for allocation to variable annuity or variable life separate accounts. Shares are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of shares redeemed may be more or less than the stockholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

     The following summarizes certain federal income tax considerations generally affecting the Series. See the Statement of Additional Information for further details. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders, and the discussion here and in the Statement of Additional Information is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

     The Series intends to qualify and elect to be treated each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, therefore, generally will not be liable for federal income taxes to the extent its net investment income and capital gains are distributed. The Fund expects to distribute, at least once a year, substantially all of the Series' net investment income and net realized capital gains. Such distributions will be reinvested on the payable date in additional shares of the Series at the net asset value thereof as of the record date (reduced by an amount equal to the amount of the distribution), unless the shareholder elects to receive cash. The Series will be treated separately from the other Series of the Fund in determining the amounts of income and capital gains distributions to the variable life insurance accounts and the variable annuity accounts. For this purpose, each Series will reflect only the income and gains, net of losses, of that Series.

     To comply with regulations under Code section 817(h), the Series is required to diversify its investments. Generally, the Series will be required to diversify its investments so that on the last day of each quarter of the calendar year no more than 55 percent of the value of the total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. If the Series fails to meet the diversification requirements under Code section 817(h), income with respect to life insurance policies and annuity contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such policies and contracts and income for prior periods with respect to the policies and contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. If the Series fails to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code section 817(h).

     Certain requirements relating to the qualification of the Series as a regulated investment company and to the satisfaction of the Code section 817(h) diversification requirements may limit the extent to which the Series will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if the Series were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Series ability to qualify as a regulated investment company and to satisfy the Code section 817(h) diversification requirements might be affected.

     See "Distributions and Federal Income Tax Considerations" in the Statement of Additional Information for more information on taxes, including information on the taxation of distributions from the Series. The federal tax consequences to purchasers of SBL's variable annuity contracts and variable life insurance policies registered under the Securities Act of 1933 are described in the prospectus applicable to such contracts and such policies, respectively.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Series intends to operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. Although policyholders and contractowners will indirectly bear the cost of such foreign taxes, they will not be able to claim foreign tax credits or deductions for taxes paid by the Series.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Series is determined as of the close of regular trading hours on the New York Stock Exchange on each day that the Exchange is open for trading (normally 3:00 p.m. Central time). The determination is made by dividing the value of the portfolio securities of the Series, plus any cash or other assets, less all liabilities, by the number of shares of the Series outstanding. Securities listed or traded on a recognized securities exchange will be valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     The Fund will generally value short-term securities at prices based on market quotations for securities of similar type, yield, quality and duration, except that securities with 60 days or less to maturity may be valued on the basis of the amortized cost valuation technique. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     A similar procedure may be used for portfolio instruments when they reach 60 days to maturity, with the value of the instrument on the 61st day being used rather than cost. While this method provides certainty in valuation, it may result in periods during which value (as determined by amortized cost) is higher or lower than the price the Fund would receive if the security were sold.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Series generally is determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange. Trading on foreign exchanges and in foreign currencies may not take place on every day the New York Stock Exchange is open. Conversely trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset values are not calculated. Consequently, the calculation of the net asset value may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the New York Stock Exchange will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Board of Directors.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

TRADING PRACTICES AND BROKERAGE

     The portfolio turnover of Series I is not expected to exceed 65 percent.

     Higher portfolio turnover subjects the Series to increased brokerage costs and may in some cases, have adverse tax effects on the Series or its stockholders.

     The rates of portfolio turnover may be substantially higher during any period when changing market or economic conditions suggest a shift in portfolio emphasis. Thus, a portfolio turnover rate in excess of 100 percent will not necessarily indicate a variation from the stated investment policy.

     Transactions in portfolio securities are effected in the manner deemed to be in the best interest of the Series. In selecting a broker to execute a specific transaction, all relevant factors will be considered such as the broker's ability to obtain the best execution of a particular transaction. Portfolio transactions may be directed to affiliates of teh sub-adviser (who will receive brokerage commissions on such transactions), brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Series. Although the Sub-Adviser may consider sales of shares of the Series in the selection of a broker, this will not be a qualifying or disqualifying factor.

     Securities held by the Series may also be held by other investment advisory clients of the Sub-Adviser, including other investment companies. Purchases or sales of the same security occurring on the same day may be aggregated and executed as a single transaction, subject to the Sub-Adviser's obligation to seek best execution. Aggregated purchases or sales are allocated in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligation to its respective clients.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include the average annual total return and total return of the Series in advertisements or reports to stockholders or prospective investors. Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of 1, 5, and 10 years (up to the life of the Series), and will assume that all dividends and distributions are reinvested when paid.

     Quotations of total return for the Series will be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return for the period. Total return calculated in this manner will differ from the average annual total return in that it is not expressed in terms of an average rate of return.

     Performance information for the Series may be compared, in reports and promotional literature, to: (i) The Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Quotations of average annual total return or total return for the Fund will not take into account charges or deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by Security Benefit Life Insurance Company. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during a particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine average annual total return and total return for the Series, see the Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     SBL Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. The Fund's shares are currently issued in fifteen Series A, B, C, D, E, I, J, K, M, N, O, P, S, V and X. The shares of each Series represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Upon issuance and sale, such shares will be fully paid, nonassessable and redeemable. These shares have no preemptive rights, but the shareholders of each Series are entitled to receive dividends as declared for that Series by the Board of Directors of the Fund.

     The shares of each Series have cumulative voting rights for the election of directors. On matters affecting a particular Series, each share of that Series has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the Securities and Exchange Commission, in certain instances a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of the Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Series I, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under rules adopted by the Securities and Exchange Commission. Security Management Company, LLC acts as the Fund's transfer and dividend-paying agent.

CONTRACTOWNER INQUIRIES

     Contractowners who have questions concerning the Fund or wish to obtain additional information, may write to SBL Fund at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

--------------------------------------------------------------------------------
SBL FUND





STATEMENT OF ADDITIONAL INFORMATION
JANUARY 31, 1999
RELATING TO THE SBL FUND PROSPECTUS DATED JANUARY 31, 1999
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 431-3127
(800) 888-2461

--------------------------------------------------------------------------------

INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIANS
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

  The Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SBL FUND
A Member of The Security Benefit Group of Companies
700 SW Harrison Street, Topeka, Kansas 66636-0001



                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                JANUARY 31, 1999
               (RELATING TO THE PROSPECTUS DATED JANUARY 31, 1999,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the SBL Fund Prospectus dated January 31, 1999, as it may be supplemented from time to time. A Prospectus may be obtained by writing the Fund, 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.


                                TABLE OF CONTENTS


                                                        Page

What is SBL Fund?.......................................   1
Investment Objectives and Policies of the Series........   1
   Series A (Growth Series).............................   2
   Series B (Growth-Income Series)......................   2
   Series C (Money Market Series).......................   3
   Series D (Worldwide Equity Series)...................   5
   Series E (High Grade Income Series)..................   7
   Series I (International Series)......................   8
   Series J (Emerging Growth Series)....................  10
   Series K (Global Aggressive Bond Series).............  11
   Series M (Specialized Asset Allocation Series).......  16
   Series N (Managed Asset Allocation Series)...........  17
   Series O (Equity Income Series)......................  21
   Series P (High Yield Series).........................  23
   Series S (Social Awareness Series)...................  24
   Series V (Value Series)..............................  25
   Series X (Small Cap Series)..........................  26
Investment Methods and Risk Factors.....................  27
Investment Policy Limitations...........................  52
Officers and Directors..................................  55
Remuneration of Directors and Others....................  57
Sale and Redemption of Shares...........................  57
Investment Management...................................  57
   Portfolio Management.................................  61
   Code of Ethics.......................................  64
Portfolio Turnover......................................  64
Determination of Net Asset Value........................  65
Portfolio Transactions..................................  66
Distributions and Federal Income Tax Considerations.....  67
Ownership and Management................................  71
Capital Stock and Voting................................  71
Custodian, Transfer Agent and Dividend-Paying Agent.....  71
Independent Auditors....................................  71
Distribution of Variable Insurance Products.............  71
Performance Information.................................  71
Financial Statements....................................  73
Appendix................................................  74

WHAT IS SBL FUND?

     SBL Fund (the "Fund"), a Kansas corporation, was organized by Security Benefit Life Insurance Company ("SBL") on May 26, 1977, and serves as the investment vehicle for certain SBL variable annuity and variable life insurance separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts which are established for the purpose of funding variable annuity and variable life insurance contracts issued by SBL. The Fund reserves the right to expand the class of persons eligible to purchase shares of any Series of the Fund or to reject any offer.


     The Fund is a diversified, open-end management investment company of the series type registered under the Investment Company Act of 1940, which currently issues its shares in fifteen series: Series A, Series B, Series C, Series D, Series E, Series I, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V and Series X ("Series"). The assets of each Series are held separate from the assets of the other Series and each Series has investment objectives which differ from those of the other Series.

     SBL, organized originally as a fraternal benefit society under the laws of the State of Kansas, commenced business February 22, 1892, and became a mutual life insurance company under its present name on January 2, 1950. It became a stock company under a mutual holding company structure on July 31, 1998. Its home office is located at 700 SW Harrison Street, Topeka, Kansas. SBL is licensed in the District of Columbia and all states except New York.


     All investment companies are required to operate within the limitations imposed by their fundamental investment policies. (See "Investment Objectives and Policies of the Series," this page, and "Investment Policy Limitations," page 52.)

     As an open-end investment company, the Fund provides an arrangement by which investors may invest in a company which itself invests in securities. Each Series represents a diversified securities portfolio under professional management, and the value of shares held by SBL's separate accounts will fluctuate with changes in the value of the Series' portfolio securities. As an open-end company, the Fund is obligated to redeem its shares upon demand at current net asset value. ( See "Sale and Redemption of Shares," page 57.)


     Professional investment advice is provided to the Fund and to each Series by Security Management Company, LLC (the "Investment Manager"), which is ultimately controlled by SBL. The Investment Manager has engaged OppenheimerFunds, Inc. ("Oppenheimer") to provide investment advisory services to Series D of the Fund. The Investment Manager has engaged Bankers Trust Company ("Bankers Trust") to provide investment advisory services to Series I of the Fund. The Investment Manager has engaged Lexington Management Corporation ("Lexington") to provide investment advisory services to Series K of the Fund. Lexington has entered into a sub-advisory contract with MFR Advisors, Inc. ("MFR") to provide Series K with investment and economic research services. The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to Series N and O. The Investment Manager has engaged Meridian Investment Management Corporation ("Meridian") to provide investment advisory services to Series M and Strong Capital Management, Inc. ("Strong") to provide investment advisory services to Series X.

     Pursuant to an investment advisory contract with the Fund, the Investment Manager is paid an annual advisory fee of .75% of the average net assets of Series A, Series B, Series E, Series S, Series J, Series K, Series P and Series V; .5% of the average net assets of Series C; 1.00% of the average net assets of Series D, Series M, Series N, Series O and Series X; and 1.10% of the average net assets of Series I, computed daily and payable monthly. The Investment Manager has agreed that the total annual expenses of each Series (including the management compensation but excluding brokerage commissions, interest, taxes and extraordinary expenses) will not exceed any expense limitation imposed by any state. (See page 57 for a discussion of the Investment Manager and the Investment Advisory Contract.) The Fund also receives administrative, accounting and transfer agency services from the Investment Manager for which the Fund pays a fee.


INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such objectives will be achieved. The objectives and policies, except those enumerated under "Investment Policy Limitations," page 52, may be modified at any time without stockholder approval.

     To comply with regulations under Section 817(h) of the Internal Revenue Code, each Series of the SBL Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. Government securities, each U.S. Government agency and instrumentality is to be treated as a separate issuer.

SERIES A (GROWTH SERIES)

     The investment objective of Series A is to seek long-term capital growth by investing in those securities which, in the opinion of the Investment Manager, have the most long-term capital growth potential. Series A seeks to achieve its objective by investing primarily in a broadly diversified portfolio of common stocks (which may include American Depositary Receipts (ADRs) or securities with common stock characteristics, such as securities convertible into common stocks. See the discussion of ADRs and the risks associated with investing in ADRs under "Investment Methods and Risk Factors." Series A may also invest in preferred stocks, bonds and other debt securities. Income potential will be considered to the extent doing so is consistent with Series A's investment objective of long-term capital growth. Series A may invest its assets temporarily in cash and money market instruments for defensive purposes. Series A invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits.

     From time to time, Series A may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Series prior to the settlement date. Series A will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Series A may also invest up to 5% of its total assets in warrants (other than those attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a particular period. A warrant ceases to have value if it is not exercised prior to its expiration date.

SERIES B (GROWTH-INCOME SERIES)

     The investment objective of Series B is to provide long-term growth of capital with secondary emphasis on income. Assets of the Series may be invested in various types of securities, which may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds") and zero coupon securities. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends. See the discussion of ADRs and the risks associated with investing in ADRs under "Investment Methods and Risk Factors." From time to time, Series B may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     With respect to its investment in debt securities, there is no percentage limitation on the amount of Series B's assets that may be invested within any particular rating classification. Series B may invest in higher yielding, longer-term fixed-income securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. Securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. (See the Appendix for a description of the various bond ratings utilized by the rating services.) However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Series B will invest in lower rated securities and unrated securities of comparable quality, the achievement of the Series' investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

     To the extent that Series B invests in the high yield, high risk bonds described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of the Series to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. See the discussion of the risks associated with investing in high yield bonds under "Investment Methods and Risk Factors" - "Special Risks Associated with Low-Rated and Comparable Unrated Bonds." The Series may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 10% of its total assets will be invested in illiquid securities. See "Investment Methods and Risk Factors" - "Restricted Securities."

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of the portfolio, or as an efficient means of adjusting its exposure to the stock market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. Futures contracts, options and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

     The Series may invest in real estate investment trusts ("REITs") and other real estate industry investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

     The Series also may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     As discussed above, Series B may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Series expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P and the majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of the Series' Investment Manager than would be the case if the Series were to invest only in higher quality bonds. See the discussion of the risks associated with investing in foreign securities, emerging markets, and Brady Bonds under "Investment Methods and Risk Factors."

SERIES C (MONEY MARKET SERIES)

     The investment objective of Series C is to seek as high a level of current income as is consistent with preservation of capital. The Series will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. The Series may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. The Series may invest in money market instruments with maturities of not longer than thirteen months, consisting of the following:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations, such as repurchase agreements.

     Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, and instruments fully collateralized with such obligations, such as repurchase agreements.

     CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's Corporation, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by Standard & Poor's, subject to the limitations on investment in instruments in the second-highest rating category, discussed below. (See the Appendix for a description of the commercial paper and corporate bond ratings.)

     Series C may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. The Series does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Series C determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which generally allows the Series to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     Series C may also invest in guaranteed investment contracts ("GICs") issued by insurance companies subject to the Series' policy that not more than 10% of the total assets will be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of GICs.

     Certain of the securities acquired by Series C may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Rule 144A, adopted by the Securities and Exchange Commission in 1990, provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with its investment policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. Investing in Rule 144A securities may have the effect of increasing the amount of the Series' assets invested in illiquid assets. See "Investment Methods and Risk Factors" - "Restricted Securities."

     Series  C  may  invest  only  in  U.S.  dollar   denominated  money  market
instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by Standard & Poor's) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

     Series C may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Series may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Series has no more than one such investment outstanding at any time. In the event that an instrument acquired by the Series is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. In the event that an instrument is acquired by the Series that ceases to be eligible for the Series, the Investment Manager will promptly dispose of such security in an orderly manner, unless the Board of Directors determines that this would not be in the best interests of the Series.

     While Series C does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changed economic conditions or the financial condition of the issuer, or for other reasons.

     Series C will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. While investing only in high quality money market instruments, investment in Series C is not without risk. The market value of fixed income securities is generally affected by changes in the level of interest rates. An increase in interest rates will generally reduce the market value of fixed income investments, and a decline in interest rates will generally increase their value. Instruments with longer maturities are subject to greater fluctuations in value from general interest rate changes than are shorter term issues. Such market value changes could cause changes in the net asset value per share. (See "Determination of Net Asset Value," page 65.) To reduce the effect of fluctuating interest rates on the net asset value of its shares, Series C intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Series C's investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations. See the Appendix for a description of the principal types of securities and instruments in which Series C will invest.

SERIES D (WORLDWIDE EQUITY SERIES)

     The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Series D will seek to achieve its objective through investment in a diversified portfolio of securities which will consist primarily of all types of common stocks, which may include ADRs, and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). See "Investment Methods and Risk Factors" - "American Depositary Receipts." Series D may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and U.S. Government and foreign governments, governmental agencies and international organizations. The Series may also invest in real estate investment trusts (REITs). For a full description of the Series' investment objective and policies, see the Prospectus.

     Certain of the securities purchased by Series D may be restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 10% of total assets will be invested in illiquid securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. In making this determination, the Investment Manager, under the supervision of the Board of Directors, will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, Series D's holdings of illiquid securities will be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities, and there may be undesirable delays in selling illiquid securities. See "Investment Methods and Risk Factors" - "Restricted Securities."

     In seeking to achieve its investment objective, Series D may from time to time engage in the following investment practices:

     TRANSACTION HEDGING. When Series D enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, Series D will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Series may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, Series D may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, Series D will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging." To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, Series D may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Series purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of Series D's portfolio or securities or prevent loss if the price of such securities should decline.


     PORTFOLIO HEDGING. Some or all of Series D's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of the Series' Sub-Adviser, OppenheimerFunds, Inc. ("Oppenheimer"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Series D may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Series' portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). Series D, for hedging purposes only, may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Oppenheimer expects to increase in value relative to the United States dollar. Series D will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Oppenheimer. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Series D intends to limit transactions as described in this paragraph to not more than 70% of total Series assets.

     FORWARD COMMITMENTS. Series D may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Series D, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of Series D's other assets. Although the Series will enter into such contracts with the intention of acquiring the securities, Series D may dispose of a commitment prior to settlement if Oppenheimer deems it appropriate to do so. Series D may realize short-term profits or losses upon the sale of forward commitments.

     COVERED CALL OPTIONS. Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. Series D may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Oppenheimer believes that the call premium received by the Series, plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. Series D will not purchase put and call options written by others. Also, Series D will not write any put options. Series D intends to limit transactions as described in this paragraph to less than 5% of total Series assets. See the discussion of writing covered call options under "Investment Methods and Risk Factors."


SERIES E (HIGH GRADE INCOME SERIES)

     The investment objective of Series E is to provide current income with security of principal. In pursuing its investment objective, the Series will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage-backed securities ("MBSs") and (viii) zero coupon securities. Under normal circumstances, the Series will invest at least 65% of its assets in U.S. Government securities and securities rated A or higher by Moody's or S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager.

     Series E may invest in corporate debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics.

     Series E may invest up to 25% of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Series will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     U.S. Government securities are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. These include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies in instrumentalities of the U.S. Government. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The diversification rules under Section 817(h) of the Internal Revenue Code limit the ability of Series E to invest more than 55% of its assets in the securities of any one U.S. Government agency or instrumentality.

     Series E may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof, and Canadian corporate debt securities. Canadian securities would not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     For fixed-income securities such as corporate debt securities or U.S. Government securities, the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

     Series E may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Series also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Series' investments in foreign securities, including Canadian securities, will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

     Series E may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Series will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Series E may acquire certain securities that are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15% of the Series' net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     Series E may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors" - "When-Issued Securities."

     Series E may, for defensive purposes, invest part or all of its assets in money market instruments such as those appropriate for investment by Series C.


SERIES I (INTERNATIONAL SERIES)

     The investment objective of the Series is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Series invests primarily in established companies based in developed countries outside the United States, but may also invest in emerging market securities. There can be no assurance that the investment objective of the Series will be achieved.

     The Series is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns.

     The Series is not itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

     The value of the Series' investments varies based upon many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk. Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Series' share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her shares, they may be worth more or less than what the investor paid for them.

     The following is a discussion of the various investments of and techniques employed by the Series. Additional information about the investment policies of the Series appears in "Investment Methods and Risk Factors" herein.

     Under normal circumstances, the Series will invest at least 65% of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However the Series may also invest in securities of issuers in underdeveloped countries. Investments in these countries will be based upon what the Sub-Adviser, Bankers Trust Company ("Bankers Trust"), believes to be an acceptable degree of risk in anticipation of superior returns. The Series will at all times be invested in the securities of issuers based in a least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and underdeveloped countries, see "Investment Objectives and Risk Factors" - "Certain Risks of Foreign Investing" herein.

     The Series' investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

     In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Fund. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, management strength, earnings quality, underlying asset value, relative market value and overall marketability. The Series may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

     In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Series may choose to invest only at the market level. Here the Series may seek to achieve country exposure through use of options or futures based upon an established local index of securities issued by local issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investments are more fully described below.

     The remainder of the Series' assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions discussed in more detail below.

     The Series invests primarily in common stocks and other securities with equity characteristics. For purposes of the Series' policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Series invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

     The Series may also utilize the following investments and investment techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRS"), European Depositary Receipts ("EDRs"), Rule 144A securities, when-issued and delayed deliver securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, and options on futures contracts. See "Investment Methods and Risk Factors" for further information.

     The Series intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Series' assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in Banker Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual or adverse conditions affecting the equity markets. In addition, when the Series experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Series' investment objective are unavailable in sufficient quantities or at attractive prices, the Series may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Rating Group("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Series invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such rating are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instrument may be denominated in U.S. dollars or in foreign currencies that have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by Bankers Trust. For more information on these rating categories see the "Appendix".

     As a diversified mutual fund, no more than 5% of the assets of the Series may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Series' assets may be invested without regard to this limitation. The Series will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Series which may not be changed without shareholder approval. No more than 15% of the Series' net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days).


SERIES J (EMERGING GROWTH SERIES)

     The investment objective of Series J is to seek capital appreciation by investing in a diversified portfolio of common stocks (which may include ADRs), preferred stocks, debt securities, and securities convertible into common stocks. See "Investment Methods and Risk Factors" - "American Depositary Receipts." On a temporary basis, there may be times when Series J may invest its assets in cash or money market instruments for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential.
Current income will not be a factor in selecting investments, and any such income should be considered incidental. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. These companies often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a small or inexperienced management team. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies.

     Series J may also invest in larger companies where opportunities for above-average capital appreciation appear favorable.

     Series J may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Series prior to the settlement date. Series J will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. See "Investment Methods and Risk Factors" - "When-Issued Securities."

     The Series may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. Futures contracts (and options thereon) and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

     In seeking capital appreciation, Series J may, during certain periods, trade to a substantial degree in securities for the short term. That is, the Series may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

     The primary investment objective of Series K is to provide high current income. Capital appreciation is a secondary objective. The Series, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, the Series considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Series may also invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by the Series' Sub-Advisers, Lexington and MFR Advisors, Inc. ("MFR") based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Series' assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, Lexington currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by Lexington and MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. Lexington is the Sub-Adviser of the Series. Lexington has entered into a sub-advisory contract with MFR to provide Series K with investment and economic research services. In determining the appropriate distribution of investments among various countries and geographic regions for the Series, Lexington and MFR ordinarily consider the following factors: prospects for relative economic growth among the different countries in which the Series may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although the Series values assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     The Series may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity)
denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Series may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

     SAMURAI AND YANKEE BONDS. Subject to its respective fundamental investment restrictions, the Series may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Series to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     COMMERCIAL BANK OBLIGATIONS. For the purposes of the Series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respect from those of investments in obligations of domestic issuers. Although the Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Series intends to enter into repurchase agreements only with banks and broker/dealers believed by Lexington and MFR to present minimal credit risks in accordance with guidelines approved by the Fund's Board of Directors. Lexington and MFR will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Lexington and MFR's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies and other relevant factors.

     The Series will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Series would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Series' ability to sell the collateral and the Series could suffer a loss. The Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

     The Series may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Series also may engage in "roll" borrowing transactions which involve the Series' sale of fixed income securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. The Series will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.

     BORROWING. The Series' operating policy on borrowing provides that the Series will not borrow money in order to purchase securities and the Series may borrow up to 5% of its total assets for temporary or emergency purposes and to meet redemptions. This policy may be changed by the Fund's Board of Directors. Any borrowing by the Series may cause greater fluctuation in the value of its shares than would be the case if the Series did not borrow.

     SHORT SALES. The Series is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Series sells a security in anticipation that the market price of that security will decline. The Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Series only may make short sales "against the box." In this type of short sale, at the time of the sale, the
Series owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Series will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Series could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Series might make a short sale "against the box" in order to hedge against market risks when Lexington and MFR believe that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where a Series owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Series will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     ILLIQUID SECURITIES. The Series may invest up to 15% of total net assets in illiquid securities. Securities may be considered illiquid if the Series cannot reasonably expect to receive approximately the amount at which the Series values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to Lexington and MFR in accordance with procedures approved by the Fund's Board of Directors. Lexington and MFR take into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security;
(iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Lexington and MFR will monitor the liquidity of securities held by the Series and report periodically on such decisions to the Board of Directors.

OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES

     WRITING COVERED CALL OPTIONS. The Series may write (sell) covered call options and purchase options to close out options previously written by the Series. Covered call options generally will be written on securities and currencies which in the opinion of Lexington and MFR are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Series. Lexington, MFR and the Series believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the Series will not do. For more information about writing covered call options, see the discussion under "Investment Methods and Risk Factors."

     WRITING COVERED PUT OPTIONS. The Series may write covered put options and purchase options to close out options previously written by the Series. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. See the discussion of writing covered put options under "Investment Methods and Risk Factors."

     PURCHASING PUT OPTIONS. The Series may purchase put options. As the holder of a put option, the Series would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. See the discussion of purchases of put options under "Investment Methods and Risk Factors."

     The premium paid by the Series when purchasing a put option will be recorded as an asset in the Series' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     PURCHASING CALL OPTIONS. The Series may purchase call options. As the holder of a call option, the Series would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Series for the purpose of acquiring the underlying security or currency for its portfolio. For a discussion of purchases of call options, see "Investment Methods and Risk Factors."

     The Series may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives the Series as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Series anticipates purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options to be illiquid securities. The Series will not purchase an OTC option unless the Series believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Series may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. The Series' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Series will enter only into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Series' exposure to interest rate and currency exchange rate fluctuations, the Series may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     The Series will not enter into a Futures Contract if, as a result thereof, more than 5% of the Series' total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding. For a discussion of Futures Contracts and the risks associated with investing in Futures Contracts, see "Investment Methods and Risk Factors."

     In the case of a Futures Contract sale, the Series either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Series to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Series' assets to cover could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Series may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Series, or to reduce or eliminate the hedge position then currently held by the Series, the Series may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. For a discussion of options on Futures Contracts and associated risks, see "Investment Methods and Risk Factors."

     FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCY. A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Series may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Series may enter into Forward Contracts either with respect to specific transactions or with respect to the Series' portfolio positions. The Series will utilize Forward Contracts only on a covered basis. See the discussion of such contracts and related options under "Investment Methods and Risk Factors."

     INTEREST RATE AND CURRENCY SWAPS. The Series usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, Lexington, MFR and the Series believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Series' borrowing restrictions. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Series will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Lexington and MFR. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)

     The investment objective of Series M is to seek high total return, consisting of capital appreciation and current income. The Series seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Series will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); zero coupon securities and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus and this Statement of Additional Information for a discussion of the additional risks associated with investment in foreign securities, and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     The Series is not required to maintain a portion of its assets in each of the permitted investment categories. The Series, however, under normal circumstances maintains a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Series will not invest more than 55% of its total assets in money market instruments (except when in a temporary defensive position), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks.

     The Series' Sub-Adviser, Meridian Investment Management Company ("Meridian"), conducts quantitative investment research and uses the research to strategically allocate the Series' assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and price momentum. Meridian then determines which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Series' assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential.

     Meridian identifies sectors of the domestic and international economy in which the Series will invest and then determines which equity securities to purchase within the identified sectors.

     With respect to the selection of debt securities for the Series, the asset allocation model provided by Meridian, analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model used by the Series may evolve over time or be replaced by other stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Series to achieve its investment objective.

     The debt securities in which the Series may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments.

     The  Series  may  invest in  investment  grade  mortgage-backed  securities
(MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series will not invest in an MBS if, as a result of such investment, more than 25% of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" - "Mortgage-Backed Securities" in the Prospectus and this Statement of Additional Information.

     The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The Series may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Series may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Series' net assets. The total market value of securities against which the Series has written call options may not exceed 25% of its total assets. The Series will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Series' total return and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. Futures contracts and options and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

SERIES N (MANAGED ASSET ALLOCATION SERIES)

     The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities.

     The Series is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Over the long term, the Series expects to allocate its assets so that approximately 40% of such assets will be in the fixed income sector (as defined below) and approximately 60% in the equity sector (as defined below). This mix may vary over shorter time periods within the ranges set forth below:

                                    RANGE

          Fixed Income Sector       30-50%
          Equity Sector             50-70%

The primary consideration in varying from the 60-40 allocation will be the outlook of the Series' Sub-Adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market. There is, of course no guarantee that T. Rowe Price's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

     Assets allocated to the fixed income portion of the Series primarily will be invested in U.S. and foreign investment grade bonds, high yield bonds, short-term investments and currencies, as needed to gain exposure to foreign markets. Assets allocated to the equity portion of the Series will be allocated among U.S. and non-dollar large- and small-cap companies, currencies and futures.

     The Series' fixed income sector will be allocated among investment grade, high yield, U.S. and non-dollar debt securities and currencies generally within the ranges indicated below:

                                    RANGE

          Investment Grade          50-100%
          High Yield                 0-30%
          Non-dollar                 0-30%
          Cash Reserves              0-20%

Investment  grade debt  securities  include long,  intermediate  and  short-term investment grade debt securities (e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by T. Rowe Price). The weighted average maturity for this portion (investment grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies of at least three countries. See "Investment Methods and Risk Factors" - "Certain Risks of Foreign Investing" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Series may also purchase bonds in default if, in the opinion of T. Rowe Price, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. Securities which may be held as cash reserves include liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by T. Rowe Price. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively), U.S. and non-dollar equity securities, currencies and futures, generally within the ranges indicated below:

          Large Cap                 45-100%
          Small Cap                  0-30%
          Non-dollar                 0-35%

     Large Cap securities generally include stocks of well-established companies with capitalization over $1 billion which can produce increasing dividend income.

     Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. T. Rowe Price intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies may also be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $30 million in assets, the composition of the Series' portfolio may vary significantly from the percent limitations and ranges above. This might occur because, at lower asset levels, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over.

     The Series may invest up to 35% of its total assets in U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, see "Investment Methods and Risk Factors" - "Certain Risks of Foreign Investing."

     The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors" - "Currency Fluctuations." To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors" - "Forward Currency Contracts and Related Options" and "Purchase and Sale of Currency Futures Contracts and Related Options." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25% of the Series' net assets. The Series may enter into foreign futures and options transactions. As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" -- "Hybrid Instruments."

     The Series may acquire illiquid securities in an amount not exceeding 15% of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). Series N may invest in securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. For a discussion of restricted and when-issued securities, see "Investment Methods and Risk Factors."

     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series may also invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as T. Rowe Price believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors" - "Lending of Portfolio Securities." The Series may also invest in real estate investment trusts (REITs). For a discussion of REITs and certain risks involved therein, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

     FIXED INCOME SECURITIES. Fixed income securities in which the Series may invest include, but are not limited to,those described below.

     U.S. GOVERNMENT OBLIGATIONS. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. GOVERNMENT AGENCY SECURITIES. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home
Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     BANK OBLIGATIONS. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposits may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     SAVINGS AND LOAN OBLIGATIONS. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require a sale of such security by the Series. However, T. Rowe Price will consider such event in its determination of whether the Series should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus.

     The Series may also invest in the securities of certain supranational entities, such as the International Development Bank.

     For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

     ASSET-BACKED SECURITIES. The Series may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     AUTOMOBILE RECEIVABLE SECURITIES. The Series may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

     CREDIT CARD RECEIVABLE SECURITIES. The Series may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

     OTHER ASSETS. T. Rowe Price anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Series may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

     In addition to the investments described in the Fund's Prospectus, the Series may invest in the following:

     ADDITIONAL FUTURES AND OPTIONS CONTRACTS. Although the Series has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

SERIES O (EQUITY INCOME SERIES)

     The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Series emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Series' investments is expected to be a significant contributor to the Series' total return. The Series' income yield is expected to be significantly above that of the Standard and Poor's 500 Stock Index ("S&P 500"). Total return is expected to consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

     The Series may invest up to 35% of its total assets in U.S. dollar denominated and non U.S. dollar denominated securities issued by foreign issuers. For a discussion of the risks involved in foreign securities investments, see this Statement of Additional Information and the Prospectus under "Investment Methods and Risk Factors."

     The investment program of the Series is based on several premises. First, the Series' Sub-Adviser, T. Rowe Price, believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, T. Rowe Price believes that stocks which distribute a high level of current income tend to have less price volatility than those which have below average dividends.

     To achieve its objective, the Series, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by T. Rowe Price. To enhance capital appreciation potential, the Series also uses a value-oriented approach, which means it invests in stocks it believes are currently undervalued in the market place. The Series' investments will generally be made in companies which share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price-earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

     The Series may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities). The Series would invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality.

     Series O may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Series. Such securities may include securities rated below investment grade (e.g., securities rated Ba or lower by Moody's or BB or lower by S&P). The Series will not purchase such a security (commonly referred to as a "junk bond") if immediately after such purchase the Series would have more than 10% of its total assets invested in such securities. See "Investment Methods and Risk Factors" - "Special Risks Associated with Low-Rated and Comparable Unrated Debt Securities" for a discussion of the risks associated with investing in such securities.

     Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible securities, real estate investment trusts (REITs) and warrants, when considered consistent with the Series' investment objective and program. The Series' investments in foreign securities include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). The Series may invest up to 25% of its total assets in foreign securities. See the discussions of the risks associated with investing in foreign securities under "American Depositary Receipts," "Currency Fluctuations" and "Certain Risks of Foreign Investing."

     The Series may also engage in a variety of investment management practices, such as buying and selling futures and options. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting its overall exposure to certain markets. The Series may purchase or write (sell) call and put options on securities, financial indices, and foreign currencies. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Series' net asset value and, with respect to options on securities, the total market value of securities against which the Series has written call or put options may not exceed 25% of its total assets. The Series will not commit more than 5% of its total assets to premiums when purchasing call or put options. The Series may also invest up to 10% of its total assets in hybrid instruments which are described under "Investment Methods and Risk Factors" - "Hybrid Instruments." Also see the discussions of futures, options and forward currency transactions under "Investment Methods and Risk Factors."

     The Series may also invest in restricted securities described under "Investment Methods and Risk Factors." The Series' investment in such securities, other than Rule 144A securities, is limited to 5% of its net assets. Series O may invest in securities on a "when-issued" or "delayed delivery basis" as discussed in "Invesetment Methods and Risk Factors." The Series may borrow up to 33 1/3% of its total assets; however, the Series may not purchase securities when borrowings exceed 5% of its total assets. The Series may hold a certain portion of its assets in money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Series may invest without limitation in such securities. The Series may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Series' total assets. See "Investment Methods and Risk Factors" - "Lending of Portfolio Securities" for a discussion of the risks associated with securities lending.

SERIES P (HIGH YIELD SERIES)

     The investment objective of Series P is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Series will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds"); (ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. Series P may also invest up to 35% of its assets in common stocks (which may include ADRs), warrants and rights. Under normal circumstances, at least 65% of the Series' total assets will be invested in high-yielding, high risk debt securities.

     Series P may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Series may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     The Series may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Series may also invest in debt securities issued by foreign governments
(including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Series' investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

     The Series may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Series will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Series may also invest in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Series may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

     The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Series P may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15% of the Series' net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     Series P may purchase securities on "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Series may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Series may lend securities to broker/dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Series' total assets. In addition, the Series may purchase loans, loan participations and other types of direct indebtedness.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may purchase call and put options and write such options on a "covered" basis. The Series may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Series' portfolio securities covering call or put options will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

     The Series' investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Series' net assets. Included within this amount, but not to exceed 2% of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Series in units or attached to securities may be deemed to be without value.

     From time to time, Series P may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the weighted average maturity of the Series portfolio will range from 5 to 15 years under normal circumstances.

SERIES S (SOCIAL AWARENESS SERIES)

     The investment objective of Series S is to seek capital appreciation. In seeking its objective, Series S will invest in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Series may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Series S will seek investments that comply with the Series' social criteria and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Series may be limited as compared to those of similar funds which do not impose such restrictions on investment.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Series may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Series' social criteria are satisfied.

     Series S may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net assets. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Series' portfolio securities covering call or put options will not exceed 25% of the Series' net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors."

     Series S will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Series will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. Series S will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Series may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Series will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. In addition to its own research with respect to an issuer's activities, the
Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder, Lydenberg, Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Series.

     If after purchase of an issuer's securities by Series S, it is determined that such securities do not comply with the Series' social criteria, the securities will be eliminated from the Series' portfolio within a reasonable time. This requirement may cause the Series to dispose of a security at a time when it may be disadvantageous to do so.

SERIES V (VALUE SERIES)

     The investment objective of Series V is to seek long-term growth of capital. Series V will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Series will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Series will invest at least 65% of its assets in the securities of companies which the Investment Manager believes are undervalued.

     Series V may also invest in (i) preferred stocks; (ii) warrants; and (iii) investment grade debt securities (or unrated securities of comparable quality). The Series may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Series may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 15% of its total assets will be invested in illiquid securities. Series V reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Series may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, Rule 144A securities and repurchase agreements under "Investment Methods and Risk Factors."

SERIES X (SMALL CAP SERIES)

     The investment objective of Series X is to seek long-term growth of capital. The Series invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Series anticipates that under normal market conditions, the Series will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The equity securities in which the Series may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Series will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Series also may invest in securities of emerging growth companies, some of which may have market capitalizations over $1 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

     Under normal conditions, the Series intends to invest primarily in small company stocks; however, the Series is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Series may invest will be investment grade debt obligations, although the Series may invest up to 5% of its assets in non-investment grade debt obligations. In addition, for temporary or emergency purposes, the Series can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Series also may invest in reverse repurchase and agreements and shares of other non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors."

     The Series may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Series may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Series also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging growth stocks, currency risk and ADRs under "Investment Methods and Risk Factors."

     Some of the countries in which the Series may invest may not permit direct investment by outside investors. Investment in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940. See "Investment Methods and Risk Factors" - "Shares of Other Investment Companies" in the Prospectus for more information.

     The Series may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of such transactions and currency risk under "Investment Methods and Risk Factors."

     At various times the Series may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Series' investment objective. Derivative transactions in which the Series may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Series may enter into spread transactions and swap agreements. The Series also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Series may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors" for more information on options, futures and other derivative instruments.

     The Series may acquire warrants which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Series may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Series' net assets. Included in that amount, but not to exceed 2% of the Series' net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Series in units or attached to securities are not subject to these restrictions.

     The Series may engage in short selling against the box, provided that no more that 15% of the value of the Series' net assets is in deposits on short sales against the box at any one time. The Series also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

     The Series may invest in restricted securities, including Rule 144A securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Series also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."

     While there is careful selection and constant supervision by the Series' Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Series' objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

     Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Series to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

     Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

     Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Series may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.


     AMERICAN DEPOSITARY RECEIPTS. Each of the Series (except Series C and E) of the Fund may purchase American Depositary Receipts ("ADRs") which are issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement and GDRs are global receipts evidencing a similar arrangement. For purposes of the Series' investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.


     Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     SHARES OF OTHER INVESTMENT COMPANIES. Certain of the Series may invest in shares of other investment companies. The Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     REPURCHASE AGREEMENTS. A repurchase agreement involves a purchase by the Series of a security from a selling financial institution (such as a bank, savings and loan association or broker-dealer) which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed upon yield effective for the period of time the Series' money is invested in the security.

     Currently, Series A, B, C, E, S, J, P and V may enter into repurchase agreements only with federal reserve system member banks with total assets of at least one billion dollars and equity capital of at least one hundred million dollars and "primary" dealers in U.S. Government securities. These Series may enter into repurchase agreements, fully collateralized by U.S. Government or agency securities, only on an overnight basis.

     Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940. Engaging in any repurchase transaction will be subject to any rules or regulations of the Securities and Exchange Commission or other regulatory authorities. Not more than 10% of the assets of Series A, B, C, D, E, S and J will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.

     Series D and K may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by each Series with any broker shall not exceed 15% of the total assets of the Series or $5,000,000, whichever is greater. The Series will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10% of total assets for Series D or 15% of net assets for Series K.


     Series I may enter into repurchase agreements only with issuers who, individually or with issuer's parent, have outstanding debt rated AA or higher by S&P of Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.


     Series M and X may enter into repurchase agreements with (a) well-established securities dealers or (b) banks that are members of the Federal Reserve System. Any such dealer or bank will have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Investment Manager or relevant Sub-Adviser. Series M and X may enter into repurchase agreements with maturities of over seven days, provided that neither may invest more than 15% of its total assets in illiquid securities.

     Series N and O may enter into repurchase agreements only with (a) securities dealers that have a net capital in excess of $50,000,000, are reasonably leveraged, and are otherwise considered as appropriate entities with which to enter into repurchase agreements, or (b) banks that are included on T. Rowe Price's list of established banks. To determine whether a dealer or bank qualifies under these criteria, T. Rowe Price's Credit Committee will conduct a thorough examination to determine that the applicable financial and profitability standards have been met. Series N and O will not under any circumstances enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 15% of the value of the Series' total assets would be so invested or invested in illiquid securities. Generally, the Series will not commit more than 50% of its gross assets to repurchase agreements or more than 5% of its total assets to repurchase agreements of any one vendor.

     In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Series could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Series seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Directors of the Fund has promulgated guidelines with respect to repurchase agreements.

     REAL ESTATE SECURITIES. Certain Series may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended ( the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     DEBT OBLIGATIONS. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Series invest to meet their obligations for the payment of interest and principal when due.

     SPECIAL RISKS ASSOCIATED WITH LOW-RATED AND COMPARABLE UNRATED DEBT SECURITIES. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement of Additional Information for a discussion of securities ratings.

     The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Series might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Series' net asset value.

     As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Series' net asset value. If a Series experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Series' asset base over which expenses could be allocated and could result in a reduced rate of return for a Series.

     Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Series may have to replace the securities with a lower-yielding security, which would result in a lower return for a Series.

     Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager or relevant Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager or relevant Sub-Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager or relevant Sub-Adviser continually monitors the investments in a Series' portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

     A Series may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Series' asset value and a Series' ability to dispose of particular securities, when necessary to meet a Series' liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

     Recent legislation has been adopted and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

PUT AND CALL OPTIONS:

     WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

     Certain Series may write (sell) "covered" call options and purchase options to close out options previously written by the Series. In writing covered call options, the Series expects to generate additional premium income which should serve to enhance the Series' total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Series.

     The Series will write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Series will not write a covered call option if, as a result, the aggregate market value of all Series securities or currencies covering call or put options exceeds 25% of the market value of the Series' net assets. Should these state laws change or should the Series obtain a waiver of their application, the Series reserve the right to increase this percentage. In calculating the 25% limit, the Series will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Series securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Series' investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Series will not
do), but capable of enhancing the Series' total return. When writing a covered call option, the Series, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Series has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Series will realize a gain or loss from the sale of the underlying security or currency.

     Call options written by the Series will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Series for writing covered call options will be recorded as a liability of the Series. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Series.

     WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Series may write American or European style covered put options and purchase options to close out options previously written by the Series.

     Certain Series may write put options on a covered basis, which means that the Series would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Series would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current market price of the security or currency. In such event the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Series. In addition, the Series, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Series will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Series' net assets. Should these state laws change or should the Series obtain a waiver of their application, the Series reserve the right to increase this percentage. In calculating the 25% limit, the Series will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

     PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Series will receive a premium from writing a put or call option, which increases such Series' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. A Series may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Series will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Series.

     Furthermore, effecting a closing transaction will permit the Series to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Series desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Series will be able to effect such closing transactions at a favorable price. If the Series cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Series writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Series will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     PURCHASING CALL OPTIONS. Certain Series may purchase American or European call options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Series may purchase call options for the purpose of increasing its current return.

     Call options may also be purchased by a Series for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Series to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Series in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Series is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     To the extent required by the laws of certain states, a Series may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Series obtain a waiver of their application, the Series may commit more than 5% of its assets to premiums when purchasing call and put options. The Series may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Series has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     PURCHASING PUT OPTIONS. Certain Series may purchase American or European style put options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Series may purchase a put option on an underlying security or currency (a "protective put") owned by the Series as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Series may purchase put options at a time when the Series does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Series seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     DEALER OPTIONS. Certain Series may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Series would look to a clearing corporation to exercise exchange-traded options, if the Series were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Series will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Series writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote the option. While the Series will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Series as well as loss of the expected benefit of the transaction. Until the Series, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Series may be unable to liquidate a dealer option. With respect to options written by the Series, the inability to enter into a closing transaction may result in material losses to the Series. For example, since the Series must maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Series' ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Series may treat the cover used for written OTC options as liquid if the dealer agrees that the Series may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Series will treat dealer options as subject to the Series' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Series will change its treatment of such instruments accordingly.

     CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Series, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Series may lose the premium it paid plus transaction costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series can close out its position by effecting a closing transaction. If the Series is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Series may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Series securities transactions.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.

     When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES. Certain Series may enter into financial futures contracts, including stock and bond index, interest rate and currency futures ("futures or futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     Unlike when the Series purchases or sells a security, no price would be paid or received by the Series upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Series' open positions in futures contracts, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     Margin is the amount of funds that must be deposited by the Series with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Series' open position in futures contracts. A margin deposit is intended to ensure the Series' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Series.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Series expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the futures contract.

     For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Series and other mutual funds or portfolios of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser. Such aggregated orders would be allocated among the Series and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

     A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Stock index futures contracts may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Series may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Series must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Series' securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. In this regard, the Series could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Series may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Series' objectives in these areas.

     CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

     VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most  United  States  futures  exchanges  limit the  amount of  fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage (although the Series' use of futures will not result in leverage, as is more fully described below). As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a futures contract, the Series earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     LIQUIDITY. The Series may elect to close some or all of its futures positions at any time prior to their expiration. The Series would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Series may close its positions by taking opposite positions which would operate to terminate the Series' position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Series, and the Series would realize a loss or a gain.

     Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Series would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Series of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its, judgment, will have a significant correlation with movements in the prices of the Series' underlying instruments sought to be hedged.

     Successful use of futures contracts by the Series for hedging purposes is also subject to the Investment Manager or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series' portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Series would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

     CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS: The Series may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REGULATORY LIMITATIONS. The Series will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Series may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Series' existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Series after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Series' use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Series, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Series' custodian to cover the position, or alternative cover will be employed.

     In addition, CFTC regulations may impose limitations on the Series' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Series would comply with such new restrictions.

     FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Series for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Depending on the investment policies and restrictions applicable to a Series, a Series will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Series may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Series may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Series. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     The Series will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency. The Series, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Series' portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

     At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Series may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Series' dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Series reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Series are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Series value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

     PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Series, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Series, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

     SWAPS, CAPS, FLOORS AND COLLARS. Certain Series may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Series' investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return or spread. The Series also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Series anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Series, the obligations of the parties would be exchanged on a "net basis." Consequently, the Series' obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Series' obligation under a swap agreement will be accrued daily (offset against amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Whether a Series' use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Series by the Internal Revenue Code may limit a Series' ability to use swap agreements. The swaps market is largely unregulated.

     The Series will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Series will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     SPREAD TRANSACTIONS. Certain Series may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Series the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Series does not own, but which is used as a benchmark. The risk to the Series in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Series against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, certain of the Series may make secured loans of Series securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

     OTHER LENDING/BORROWING. Subject to approval by the Securities and Exchange Commission, Series N and O may make loans to, or borrow funds from, other mutual funds or portfolios of mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. The Series have no intention of engaging in these practices at this time.

     ZERO COUPON SECURITIES. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value, of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

     The U. S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     WHEN-ISSUED SECURITIES. Certain Series may from time to time purchase securities on a "when-issued" basis. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Series do not believe that net asset value or income will be adversely affected by purchase of securities on a when-issued basis. The Series will maintain cash and marketable securities equal in value to commitments for when-issued securities.

     The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement no payment is made by the Series to the issuer and no interest accrues to the Series. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. While when-issued securities may be sold prior to the settlement date, the Series intends to purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.


     Certain Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate charges and to the rate of principal prepayments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO) and the other class principal only payments (PO). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.


     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Series' investment in MBSs will be successful, and the Series' total return could be adversely affected as a result.

     ASSET-BACKED SECURITIES: Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     METHODS OF ALLOCATING CASH FLOWS. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Series may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Series.

     TYPES OF CREDIT SUPPORT. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve Portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

     AUTOMOBILE RECEIVABLE SECURITIES. Asset-Backed Securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

     CREDIT CARD RECEIVABLE SECURITIES. Asset-Backed Securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

     GUARANTEED INVESTMENT CONTRACTS ("GICS"). Certain Series may invest in GICs. When investing in GICs, the Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Series C may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

     RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Series should be in a position where more than the percentage of its net assets permitted under the respective Series operating policy are invested in illiquid assets, including restricted securities, the Series will take appropriate steps to protect liquidity.

     The Series may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Series, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Manager or relevant Sub-Adviser, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Series' restriction on investment of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Manager or relevant Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Investment Manager or relevant Sub-Adviser could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Series' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Series does not invest more than permitted in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     WARRANTS. Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CERTAIN RISKS OF FOREIGN INVESTING


RISKS OF CONVERSION TO EURO -- On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Series operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Series invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

*  vendors  the  Series  depend  on to carry  out  their  business,  such as the custodian bank (which holds the foreign securities the Series buy), the Investment Manager (which prices the Series' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Series.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds' contracts could pose extra costs to the Series.

     The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Series' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Series' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Series' holdings and increase its operational costs.


     BRADY BONDS. Certain Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, Peru, The Philippines, Uruguay, Venezuela, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Series K may invest in either collateralized or uncollateralized Brady Bonds denominated in various currencies, while Series B and Series P may invest only in collateralized bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     EMERGING COUNTRIES. Certain Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Series' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

     An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager and relevant Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     CURRENCY FLUCTUATIONS. Because a Series, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Series values its assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Series' assets.

     NON-U.S. WITHHOLDING TAXES. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

     INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Series. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

     MARKET CHARACTERISTICS. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Series' portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Series will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

     COSTS. Investors should understand that the expense ratio of the Series that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

     OTHER. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

     EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Series' assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

INVESTMENT POLICY LIMITATIONS


     The Series operate within certain investment limitations which cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. Pursuant thereto, none of the Series (except Series D and I) will:


  1. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

  2. Purchase more than 10% of the outstanding voting securities of any one issuer.

  3. Purchase securities for the purpose of exercising control over the issuers thereof.

  4.  Underwrite securities of other issuers.

  5. Borrow money or securities for any purposes except that borrowing up to 5% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes; provided, however, that this investment limitation does not apply to Series K, M, N, O, P, V and X which may borrow up to 33 1/3% of total assets. The Fund may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

  6. Make loans to other persons, except by entry into repurchase agreements or by the purchase, upon original issuance or otherwise, of a portion of an issue of publicly distributed bonds, notes, debentures or other securities; provided, however, that this investment limitation does not apply to Series K, M, N, O, P, V or X.

  7. Effect short sales of securities or buy securities on margin (except such short-term credits as are necessary for the clearance of portfolio transactions); provided, however, that this limitation does not apply to Series K, M, N, O, P, V or X.

  8. Invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Series K, M, N, O, P, V or X.

  9. Concentrate investments in particular industries or make an investment in any one industry if, when added to its other investments, total investments in the same industry then held by the Series would exceed 25% of the value of its assets.

10. Purchase or sell interests in real estate except as are represented by securities of companies, including real estate trusts whose assets consist substantially of interests in real estate, including obligations secured by real estate or interests therein and which therefore may represent indirect interest in real estate.

11. Own, buy, sell or otherwise deal in commodities or commodities contracts; provided, however, that Series K, M, N, O, P, V and X may enter into forward currency contracts and other forward commitments and transactions in futures, options and options on futures.

  12. Issue senior securities, except as permitted under the Investment Company Act of 1940.

     The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

     With respect to investment restrictions 7 and 11, the Fund does not interpret these restrictions as prohibiting transactions in currency contracts, hybrid instruments, options, financial futures contracts or options on financial futures contracts or from investing in securities or other instruments backed by physical commodities.

     For purposes of investment restriction 9, U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Series' semiannual and annual reports.

     For purposes of investment restriction 6, the Series will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


     Series D and Series I's investment limitations are as follows:

  1. No Series will purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

  2. No Series will purchase more than 10% of the outstanding voting securities of any one issuer.

  3. No Series will purchase securities for the purpose of exercising control over the issuers thereof.

  4. No Series may act as underwriter of securities issued by others, except to the extent that the Series may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  5. No Series may borrow in excess of 33 1/3% of its total assets.

  6. No Series may lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or
      (ii) by engaging in repurchase agreements with respect to portfolio securities.

  7. No Series may concentrate investments in particular industries or make an investment in any one industry if, when added to its other investments, total investments in the same industry then held by the Series would exceed 25% of the value of its assets.

  8. No Series may purchase or sell interests in real estate except as are represented by securities of companies, including real estate trusts whose assets consist substantially of interests in real estate, including obligations secured by real estate or interests therein and which therefore may represent indirect interest in real estate.

  9. No Series may invest in commodities, except that as consistent with its investment objective and policies, a Series may: (a) purchase and sell options, forward contracts and futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in such activities.

  10. No Series may issue senior securities, except as permitted under the Investment Company Act of 1940.

     The following operating policies of Series D are not fundamental policies and may be changed by a vote of a majority of the Fund's Board of Directors without shareholder approval.

  1. The Series may borrow money or securities for any purpose except that borrowing up to 5% of the Series' total assets from commercial banks is permitted for emergency or temporary purposes.

  2. The Series does not currently intend to lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

  3. The Series does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. In addition, the Series does not currently intend to purchase securities on margin, except that the Series may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  4. The Series may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Investment Manager, if, immediately after such purchase or acquisition, more than 10% of the value of the Series; total assets would be invested in such securities, more than 5% of the value of the Series' total assets would be invested in the securities of any one investment company, or the Series would own more than 3% of the total outstanding voting stock of another investment company.


     The following investment policies of Series K are not fundamental policies and may be changed by a vote of a majority of the Series' Board of Directors without shareholder approval. Series K may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Series' total assets, at market value; and (b) no more than 5% of the Series' total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     As a matter of operating policy, Series O may not:

  1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

  2. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Series' net asset value;

  3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Series will not invest more than 10% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;

  4. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

  5. Purchase securities on margin except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

  6. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Series as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Series' total assets at the time of borrowing or investment;

  7. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

  8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information;

  9. Purchase or retain the securities of any issuer if those officers and directors of the Series, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

10.   Effect short sales of securities;

11. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Series' total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities; or

12. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Series would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Series would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Series in units or attached to securities may be deemed to be without value.

OFFICERS AND DIRECTORS

     The directors and officers of the Fund and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

----------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUND     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
JOHN D. CLELAND,* President and Director           Senior Vice President and Managing Member Representative,
                                                   Security Management Company, LLC; Senior Vice President,
                                                   Security Benefit Group, Inc. and Security Benefit Life
                                                   Insurance Company.


DONALD A. CHUBB, JR.,** Director                   Business broker, Griffith & Blair Realtors.  Prior to 1997,
2222 SW 29th Street                                President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

PENNY A. LUMPKIN,** Director                       Vice President, Palmer Companies (Wholesalers, Retailers
3616 Canterbury Town Road                          and Developers) and Bellairre Shopping Center (Leasing and
Topeka, Kansas 66610                               Shopping Center Management); President, Vivian's (Corporate Sales).


MARK L. MORRIS, JR.,** Director                    Retired.  Former General Partner, Mark Morris Associates
5500 SW 7th Street                                 (Veterinary Research and Education).
Topeka, Kansas 66606

MAYNARD F. OLIVERIUS, Director                     President and Chief Executive Officer, Stormont-Vail
1500 SW 10th Avenue                                HealthCare.
Topeka, Kansas 66604

JAMES R. SCHMANK,* Vice President and Director     President and Managing Member Representative, Security
                                                   Management Company, LLC; Senior Vice President, Security
                                                   Benefit Group, Inc. and Security Benefit Life Insurance Company.

MARK E. YOUNG, Vice President                      Vice President, Security Management Company, LLC; Second
                                                   Vice President, Security Benefit Group, Inc. and Security
                                                   Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                     Vice President and Senior Economist, Security Management
                                                   Company, LLC; Vice President, Security Benefit Group, Inc.
                                                   and Security Benefit Life Insurance Company.

TERRY A. MILBERGER, Vice President                 Senior Vice President and Senior Portfolio Manager,
                                                   Security Management Company, LLC; Senior Vice President,
                                                   Security Benefit Group, Inc. and Security Benefit Life
                                                   Insurance Company.

AMY J. LEE, Secretary                              Secretary, Security Management Company, LLC; Vice
                                                   President, Associate General Counsel and Assistant
                                                   Secretary, Security Benefit Group, Inc. and Security
                                                   Benefit Life Insurance Company.

BRENDA M. HARWOOD, Treasurer                       Assistant Vice President and Treasurer, Security Management
                                                   Company, LLC; Assistant Vice President, Security Benefit
                                                   Group, Inc. and Security Benefit Life Insurance Company.

CINDY L. SHIELDS, Vice President                   Assistant Vice President and Portfolio Manager, Security
                                                   Management Company, LLC; Assistant Vice President, Security
                                                   Benefit Group, Inc. and Security Benefit Life Insurance
                                                   Company.  Prior to August 1994, Junior Portfolio Manager,
                                                   Research Analyst, Junior Research Analyst and Portfolio
                                                   Assistant, Security Management Company.

THOMAS A. SWANK, Vice President                    Vice President and Portfolio Manager, Security Management
                                                   Company, LLC; Vice President, Security Benefit Group, Inc.
                                                   and Security Benefit Life Insurance Company.

STEVEN M. BOWSER, Vice President                   Second Vice President and Portfolio Manager, Security
                                                   Management Company, LLC; Second Vice President, Security
                                                   Benefit Life Insurance Company and Security Benefit Group,
                                                   Inc.  Prior to October 1992, Assistant Vice President and
                                                   Portfolio Manager, Federal Home Loan Bank.

JIM P. SCHIER, Vice President                      Assistant Vice President and Portfolio Manager, Security
                                                   Management Company, LLC, Security Benefit Group, Inc. and
                                                   Security Benefit Life Insurance Company.  Prior to February
                                                   1997, Assistant Vice President and Senior Research Analyst,
                                                   Security Management Company, LLC.  Prior to August 1995,
                                                   Portfolio Manager, Mitchell Capital Management.  Prior to
                                                   March 1993, Vice President and Portfolio Manager, Fourth
                                                   Financial.

DAVID ESHNAUR, Vice President                      Assistant Vice President and Portfolio Manager, Security
                                                   Management Company, LLC.  Prior to July 1997, Assistant
                                                   Vice President and Assistant Portfolio Manager, Waddell & Reed.

MICHAEL A. PETERSEN, Vice President                Vice President and Senior Portfolio Manager, Security
                                                   Management Company, LLC; Vice President, Security Benefit
                                                   Group, Inc. and Security Benefit Life Insurance Company.
                                                   Prior to November 1997, Director of Equity Research and
                                                   Fund Management, Old Kent Bank and Trust Corporation.

CHRISTOPHER D. SWICKARD, Assistant Secretary       Assistant Secretary, Security Management Company, LLC;
                                                   Assistant Vice President and Assistant Counsel, Security
                                                   Benefit Group, Inc. and Security Benefit Life Insurance Company.
----------------------------------------------------------------------------------------------------------------------
 *These  directors  are deemed to be  "interested  persons" of the Fund under the  Investment  Company Act of 1940, as amended.
**These directors serve on the Fund's audit committee,  the purpose of which is to meet with the independent auditors, to review the work of the  auditors,  and to  oversee  the  handling  by  Security  Management  Company,  LLC of the accounting functions for the Fund.
----------------------------------------------------------------------------------------------------------------------


     The officers of the Fund hold identical offices in the other Funds in the Security Group of Funds, except Ms. Tedder and Messrs. Milberger and Schier. Ms. Tedder is also Vice President of Security Income Fund and Security Equity Fund; Mr. Milberger is also Vice President of Security Equity Fund; Mr. Schier is also Vice President of Security Equity Fund; Ms. Shields is also Vice President of Security Ultra Fund and Security Equity Fund; Mr. Bowser is also Vice President of Security Municipal Bond Fund and Security Income Fund; Mr. Swank is also Vice President of Security Growth and Income Fund, Security Municipal Bond Fund and Security Income Fund; and Mr. Eshnaur is also Vice President of Security Equity Fund. The directors of the Fund are also directors of each of the other Funds in the Security Group of Funds. See the table under "Investment Management," page 61, for positions held by such persons with the Investment Manager. Ms. Lee is also Secretary and Ms. Harwood is Treasurer of Security Distributors, Inc. ("SDI"). Messrs. Cleland, Schmank and Young are also director and Vice President of SDI.


REMUNERATION OF DIRECTORS AND OTHERS

     The Fund pays each of its directors, except those directors who are "interested persons" of the Fund, an annual retainer of $10,000 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. The Fund pays a fee of $1,000 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended by those directors who serve on the committee. The meeting fee (including the Audit Committee meeting) and travel costs are paid proportionately by each of the seven registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on the Fund's net assets. Such fees and travel costs are paid by the Fund pursuant to the Fund's Administrative Services Agreement dated April 1, 1987, as amended.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1997, and the aggregate compensation paid to each of the Directors during calendar year 1997 by the Security Fund Complex are set forth below. Each of the Directors is a director of each of the other registered investment companies in the Security Fund Complex, except Mr. Schmank is not a director of Security Income Fund.

------------------------------------------------------------------------------------------------
                                          PENSION OR                          TOTAL COMPENSATION
                        AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM THE SECURITY
   NAME OF DIRECTOR   COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON      FUND COMPLEX,
     OF THE FUND      FROM SBL FUND     FUND EXPENSES         RETIREMENT      INCLUDING THE FUND
------------------------------------------------------------------------------------------------
Willis A. Anton          $ 2,363              $0                  $0               $ 4,725
Donald A. Chubb, Jr.      11,888               0                   0                23,650
John D. Cleland                0               0                   0                     0
Donald L. Hardesty        10,725               0                   0                21,450
Penny A. Lumpkin          11,888               0                   0                23,650
Mark L. Morris, Jr.       11,888               0                   0                23,650
Hugh L. Thompson          10,725               0                   0                21,450
James R. Schmank               0               0                   0                     0
Harold G. Worswick*            0               0                   0                     0
------------------------------------------------------------------------------------------------
*Mr.  Worswick  retired as a fund director  February 1996.  The amount of deferred  compensation accrued for Mr. Worswick as of December 31, 1997, was $22,560.  Mr. Worswick  received deferred compensation in the amount of $15,266 during the year ended December 31, 1997.
------------------------------------------------------------------------------------------------


     Security Management Company, LLC compensates its officers and directors who may also serve as officers or directors of the Fund. On ________________, the Fund's officers and directors (as a group) beneficially owned less than 1% of the outstanding shares of the Fund.


SALE AND REDEMPTION OF SHARES

     Shares of the Fund are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

INVESTMENT MANAGEMENT


     Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, serves as investment adviser to the Fund. The Investment Manager also acts as investment adviser to the following mutual funds: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Income Fund, Security Cash Fund, and Security Municipal Bond Fund.


     The Investment Manager is controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a life insurance company, is incorporated under the laws of Kansas.

     The Investment Manager serves as investment adviser to the Fund under an Investment Advisory Contract dated June 20, 1977, which was renewed by the board of directors of the Fund at a regular meeting held on February 6, 1998. The contract may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment.


     Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to .75% of the average net assets of Series A, Series B, Series E, Series S, Series J, Series K, Series P and Series V; .5% of the average net assets of Series C; 1.00% of the average net assets of Series D, Series M, Series N, Series O and Series X; and 1.10% of the average net assets of Series I, computed on a daily basis and payable monthly. During the last three fiscal years, SBL Fund paid the following amounts to the Investment Manager for its services: 1997 - $22,864,309; 1996 - $17,145,558; and 1995 - $12,436,327. For the fiscal year ended December 31, 1997 the Investment Manager waived its entire advisory fee for Series K and P in the amounts of $110,691 and $29,276, respectively. For the period May 1, 1997 (date of inception) to December 31, 1997, the Investment Manager waived its entire advisory fee for Series V in the amount of $13,412. For the period October 15, 1997 (date of inception) to February 28, 1998, the Investment Manager waived its entire advisory fee for Series X in the amount of $9,712. For the fiscal year ended December 31, 1997, the Investment Manager agreed to waive the investment advisory fees of Series K, P, V and X. For the fiscal year ending December 31, 1998, the Investment Manager agreed to waive the investment advisory fees of Series K, P, and X, and for the period January 1, 1998 to April 30, 1998, the Investment Manager agreed to waive the investment advisory fees of Series V.

     The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade Center, New York, New York 10048-0203, to provide investment advisory services to Series D. Pursuant to this agreement, Oppenheimer furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Oppenheimer an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series D and another series managed by the Investment Manager, Security Equity Fund, Global Series, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

     Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer has been providing investment advice since 1959. In addition, Oppenheimer and its subsidiaries currently manage investment companies with assets of more than $85 billion, and more than 4 million shareholder accounts.

     The Investment Manager has retained Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to furnish investment advisory services to Series K of the Fund pursuant to Sub-Advisory Agreement, dated May 1, 1995. Pursuant to the agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series K and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. For such services, the Investment Manager pays Lexington an amount equal to .35% of the average net assets of Series K, computed on a daily basis and payable monthly. The Lexington Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and are automatically terminated in the event of assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.


     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington which was established in 1938 currently serves as investment adviser, sub-adviser and/or sponsor to 21 investment companies with varying objectives and manages over $3.8 billion in assets.

     Lexington has entered into a sub-advisory contract with MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006, to provide investment and economic research services to Series K, subject to the control and supervision of the Board of Directors of SBL Fund For such services, Lexington pays MFR an amount equal to .15% of the average net assets of Series K, computed on a daily basis and payable monthly.


     MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez") which was established in August of 1992 to provide global economic consulting, investment advisory and broker/dealer services. Ramirez owns 80% of the outstanding common stock of MFR. Maria Fiorini Ramirez owns 100% of the outstanding capital stock of Ramirez, and Freedom Securities Corporation owns preferred securities which would under certain circumstances be convertible to 20% of Ramirez's common stock. Security Benefit Life Insurance Company ("SBL") owns the remaining 20% of the outstanding common stock of MFR and has stock rights that would enable SBL in the future to acquire up to 100% of the ownership in MFR. MFR currently acts as investment adviser to the Global High Yield Fund (formerly Global Aggressive Bond Fund), Global Asset Allocation Fund and Emerging Markets Total Return Fund, as sub-adviser to the Lexington Ramirez Global Income Fund, and also serves as an institutional manager for private clients.

     The Investment Manager has entered into a sub-advisory agreement with Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to Series I. Pursuant to the agreement, Bankers Trust furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series I and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another series managed by the Investment Manager, Security Equity Fund, International Series, computed on a daily basis as follows: 0.60% of the combined average daily net assets of $200 million or less and 0.45% of the combined average daily net assets of more than $200 million.

     Bankers Trust is wholly owned by Bankers Trust Corporation. As of March 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.


     The Investment Manager has entered into a sub-advisory agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, to provide research and investment advisory services to Series M. Pursuant to the agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of equity securities on behalf of Series M and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Meridian is a wholly-owned subsidiary of Meridian Management and Research Corporation which is controlled by its two stockholders, Michael J. Hart and Craig T. Callahan. The Investment Manager pays Meridian an annual fee equal to a percentage of the average daily closing value of the net assets of Series M, computed on a daily basis according to the following schedule:

         AVERAGE DAILY NET ASSETS OF THE SERIES             ANNUAL FEE

         Less than $100 million............................ .40%, plus
         $100 million but less than $200 million........... .35%, plus
         $200 million but less than $400 million........... .30%, plus
         $400 million or more.............................. .25%

   The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, organized in 1937 under the laws of the State of Maryland by the late Thomas Rowe Price, Jr., to provide investment advisory services to Series N and O. Pursuant to the agreements, T. Rowe Price furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of Series N and O and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. T. Rowe Price is presently a publicly held company which with its affiliates manages over $124 billion in assets for over 6 million individuals and institutional investor accounts. The Investment Manager pays T. Rowe Price, on an annual basis, an amount equal to .50% of the average net assets of Series N which are less than $50,000,000, and .40% of the average net assets of Series N of $50,000,000 and over, for management services provided to Series N, provided, however, that the Investment Manager has agreed to pay T. Rowe Price a minimum fee of $100,000 for the 12 months ended June 30, 1996. The Investment Manager pays T. Rowe Price, on an annual basis, an amount equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of such assets in excess of $20,000,000 for management services provided to Series O. For any month in which the average daily net assets of Series O exceed $50,000,000, T. Rowe Price will waive .10% of its fee on the first $20,000,000 of Series O's average daily net assets. T. Rowe Price's fees for investment management services are calculated daily and payable monthly.


     The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to Series X. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and as of September 30, 1998 manages over $30 billion in assets. The Investment Manager pays Strong with respect to Series X, an annual fee based on the combined average net assets of Series X and another fund to which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150 million, .45% of the combined average net assets at or above $150 million but less than $500 million, and .40% of the combined average net assets at or above $500 million.

     The Investment Manager has agreed that the total annual expenses of any Series, including its compensation from such Series, but excluding brokerage commissions, interest, taxes, and extraordinary expenses, will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale and, with respect to Series I, has agreed to cap the total annual expenses of Series I to 2.25%, (excluding of interest, taxes, extraordinary expenses, brokerage fees and commissions). (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager will, on a monthly basis, contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of any Series will not exceed any such limitation.

     Pursuant to an Administrative Services Agreement, dated April 1, 1987, as amended, the Investment Manager also acts as the administrative agent for the Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For this service the Investment Manager receives, on an annual basis, a fee of .045% of the average net assets of each Series, except that with respect to Series X the Investment Manager receives on an annual basis, a fee of .09%. For the services identified above, the Investment Manager also receives, with respect to Series D, K, M and N, an annual fee equal to the greater of .10% of each series' average net assets or $60,000 and with respect to Series I, the Investment Manager receives the greater of 0.10% or (i) $30,000 for the year ending January 31, 2000, (ii) $45,000 for the year ending January 31, 2001, and (iii) $60,000 thereafter. The administrative fees paid by the Fund during its fiscal years ended December 31, 1997, 1996 and 1995, were $1,774,347, $1,346,653 and $786,425, respectively. For the period October 15, 1997 (date of inception) to February 28, 1998, Series X paid the Investment Manager $874 for administrative fees.


     Under the same Agreement, the Investment Manager acts as the transfer agent for the Fund. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the separate accounts of Security Benefit Life Insurance Company to which shares of the Fund are sold. For this service, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction. The transfer agency fees paid by the Fund during its fiscal years ended December 31, 1997, 1996 and 1995, were $36,972, $30,787 and $18,750, respectively. For the period October 15, 1997 (date of inception) to February 28, 1998, Series X paid the Investment Manager $261 for transfer agency fees.

     The expense ratio of each Series for the fiscal year end December 31, 1997, was as follows: Series A - .81%; Series B - .83%; Series C - .58%; Series D - 1.24%; Series E - .83%; Series J - .82%; Series K - .64%; Series M - 1.26%;
Series N - 1.35%; Series O - 1.09%; Series P - .31%; and Series S - .83%. The annualized expense ratio of Series V for the period May 1, 1997 (date of inception) to December 31, 1997, was .40%. The annualized expense ratio of Series X for the period October 15, 1997 (date of inception) to February 28, 1998, was 1.37%. During the fiscal year ended December 31, 1997, the Investment Manager waived the management fee of Series K, P, V and X, and during the fiscal year ending December 31, 1998, the Investment Manager will waive the management fee of Series K, P and X. For the period January 1, 1998 to April 30, 1998, the Investment Manager will also waive the management fee of Series V. In the absence of such waivers, the expense ratios for Series K, P, V and X would have been higher.

     The Fund will pay all its expenses not assumed by the Investment Manager including directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; reports, proxy statements, and notices to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. The Fund will also pay all expenses in connection with the Fund's registration under the Investment Company Act of 1940 and the registration of its capital stock under the Securities Act of 1933.

     The following persons are affiliated with the Fund and also with the Investment Manager in the capacities indicated:

-----------------------------------------------------------------------------------------------------------------
NAME                        POSITION WITH SBL FUND       POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
-----------------------------------------------------------------------------------------------------------------
James R. Schmank           Vice President and Director   President and Managing Member Representative
John D. Cleland            President and Director        Senior Vice President and Managing Member Representative
Jane A. Tedder             Vice President                Vice President and Senior Economist
Terry A. Milberger         Vice President                Senior Vice President and Senior Portfolio Manager
James P. Schier            Vice President                Assistant Vice President and Portfolio Manager
Cindy L. Shields           Vice President                Assistant Vice President and Portfolio Manager
Mark E. Young              Vice President                Vice President
Amy J. Lee                 Secretary                     Secretary
Brenda M. Harwood          Treasurer                     Assistant Vice President and Treasurer
Thomas A. Swank            Vice President                Vice President and Portfolio Manager
Steven M. Bowser           Vice President                Second Vice President and Portfolio Manager
David Eshnaur              Vice President                Assistant Vice President and Portfolio Manager
Michael A. Petersen        Vice President                Vice President and Senior Portfolio Manager
Christopher D. Swickard    Assistant Secretary           Assistant Secretary
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT


     Steve Bowser, Second Vice President and Portfolio Manager of the Investment Manager, has co-managed SERIES E (HIGH GRADE INCOME SERIES) since June 1997 and the fixed-income portion of SERIES M'S (SPECIALIZED ASSET ALLOCATION SERIES) portfolio since January 1998. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

     Pat Boyle, Portfolio Manager at Meridian, has managed the equity portion of SERIES M'S (SPECIALIZED ASSET ALLOCATION SERIES) portfolio since August 1997. He has five years of investment experience and is a Chartered Financial Analyst. Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree and an M.S. degree in Finance.

     David  Eshnaur,  Assistant  Vice  President  and  Portfolio  Manager of the
Investment Manager, has co-managed Series E (High Grade Income Series) and the fixed-income portion of SERIES M'S (SPECIALIZED ASSET ALLOCATION SERIES) portfolio since January 1998 and SERIES P (HIGH YIELD SERIES) since July 1997. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri-Kansas City.

     Denis P. Jamison, CFA, Senior Vice President, Director Fixed Income Strategy of Lexington, has co-managed SERIES K (GLOBAL AGGRESSIVE BOND SERIES) since its inception in 1995. He is responsible for fixed-income portfolio management for Lexington. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Michael Levy, Managing Director of Bankers Trust, has been co-lead manager of SERIES I (INTERNATIONAL SERIES) since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes serving as senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which 17 years have been in the investment industry.

     Terry A. Milberger, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has managed SERIES A (GROWTH SERIES) since 1989. Mr. Milberger has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     Edmund M. Notzon, Managing Director of T. Rowe Price and a Senior Portfolio Manager in the firm's Taxable Bond Department, has managed SERIES N (MANAGED ASSET ALLOCATION SERIES) since its inception in 1995. He joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

     Ronald C. Ognar, Portfolio Manager of Strong, has managed SERIES X (SMALL CAP SERIES) since its inception in 1997. He is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

     Michael Petersen, Vice President and Senior Portfolio Manager of the Investment Manager, has managed SERIES B (GROWTH-INCOME SERIES) since December 1997. Mr. Petersen has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a Bachelor of Science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, has managed SERIES K (GLOBAL AGGRESSIVE BOND SERIES) since its inception in 1995. She began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/Economics from Pace University.

     Robert Reiner, Principal at Bankers Trust, has been co-lead manager of SERIES I (INTERNATIONAL SERIES) since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team; his primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

     Brian C. Rogers, Managing Director and Portfolio Manager for T. Rowe Price, has managed SERIES O (EQUITY INCOME SERIES) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

     James P. Schier, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed SERIES J (EMERGING GROWTH SERIES) since January 1998 and SERIES V (VALUE SERIES) since its inception in 1997. He has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.

     Cindy L. Shields, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed SERIES S (SOCIAL AWARENESS SERIES) since 1994. She has eight years experience in the securities field. Ms. Shields has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. She is a Chartered Financial Analyst. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She joined the Investment Manager in 1989.

     Tom Swank, Vice President and Portfolio Manager of the Investment Manager has co-managed SERIES P (HIGH YIELD SERIES) since its inception in 1996. He has over ten years of experience in the investment field. He is a Chartered
Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in Finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

     Julie Wang, Principal at Bankers Trust, has been co-lead manager of SERIES I (INTERNATIONAL SERIES) since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. degree in economics from Yale University and her M.B.A. from the Wharton School.

     William L. Wilby, Senior Vice President of Oppenheimer, became manager of SERIES D (WORLDWIDE EQUITY SERIES) in November 1998. Prior to joining Oppenheimer in 1991, he was an international managing investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.


CODE OF ETHICS

     The Fund, the Investment Manager and the Distributor have a written code of ethics (the "Code of Ethics") which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Fund; (b) is being purchased or sold by the Fund; or (c) is being offered in an initial public offering. Portfolio managers are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has its own code of ethics to which its portfolio managers and other access persons are subject.

PORTFOLIO TURNOVER


     Generally, long-term rather than short-term investments will be made by the Fund for Series A, B, D, E, J, P, S and V. Series J, however, reserves the right during certain periods to trade to a substantial degree for the short term. Although portfolio securities generally will be purchased with a view to long-term potential, subsequent changes in the circumstances of a particular company or industry, or in general economic conditions, may indicate that sale of a portfolio security is desirable without regard to the length of time it has been held or to the tax consequences thereof. The annual portfolio turnover rate of Series A, J, M, S and V may exceed 100% and at times may exceed 150%. The annual turnover rate of Series E, K and P may exceed 100%. The annual turnover rate of Series B, D, N and O are not generally expected to exceed 100%. The annual portfolio turnover rate of Series X is not expected to exceed 200%. The annual portfolio turnover rate of Series I is not expected to exceed 65%.


     Portfolio turnover is defined as the lesser of purchases or sales of portfolio securities divided by the average market value of portfolio securities owned during the year, determined monthly. The annual portfolio turnover rates for Series A, B, D, E, J, K, M, N, O, P, S and V for the fiscal years ended December 31, 1997, 1996 and 1995, are as follows:

--------------------------------------------------------------
                                 1997       1996      1995
--------------------------------------------------------------
Series A.....................     61%        57%       83%
Series B.....................     62%        58%       94%
Series D.....................    129%       115%      169%
Series E.....................    106%       232%      180%
Series J.....................    107%       123%      202%
Series K.....................     85%        86%      127%*
Series M.....................     64%        40%      181%*
Series N.....................     28%        41%       26%*
Series O.....................     21%        22%        3%*
Series P.....................     77%       151%**    ---
Series S.....................     49%        67%      122%
Series V.....................     79%***    ---       ---
--------------------------------------------------------------
  *Annualized  portfolio turnover rates for the period June 1,
   1995 (date of inception) to December 31, 1995.
 **Annualized portfolio turnover rate for the period August 5,
   1996 (date of inception) to December 31, 1996. ***Annualized portfolio turnover rate for the period May 1,
   1997 (date of inception) to December 31, 1997.
--------------------------------------------------------------

     For this purpose the term "securities" does not include government securities or debt securities maturing within one year after acquisition. Since Series C's investment policies require a maturity shorter than 13 months, the portfolio turnover rate will generally be 0%, although the portfolio will turn over many times during a year. The annualized portfolio turnover rate for Series X for the period October 15, 1997 (date of inception) to February 28, 1998 was 136%. Portfolio turnover rate for Series I is not available because it did not begin operations until January 1999.


DETERMINATION OF NET ASSET VALUE

     As discussed in the Prospectus for the Fund, the net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading (other than a day on which no shares of a Series are tendered for redemption and no order to purchase shares of a Series is received). The New York Stock Exchange is open for trading Monday through Friday except when closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas. The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares of each Series outstanding. In determining asset value, securities listed or traded on a recognized securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the board of directors or the Fund's Investment Manager, then the securities shall be valued in good faith by such method as the board of directors determines will reflect their fair market value. Circumstances under which the board of directors or the Fund's Investment Manager may consider the bid price include instances in which the spread between the bid and the asked prices is substantial, trades have been infrequent or the size of the trades which have occurred are not representative of the Fund's holdings.

     As stated in the Prospectus, the Fund's short-term debt securities may be valued by the amortized cost method. As a result of using this method, during periods of declining interest rates, the yield on shares of these Series (computed by dividing the annualized income of the Fund by the net asset value computed as described above) may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund for instruments with remaining maturities of 60 days or less resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in these Series would receive less investment income. The converse would apply in a period of rising interest rates. To the extent that, in the opinion of the board of directors, the amortized cost value of a portfolio instrument or instruments does not represent fair value thereof as determined in good faith, the board of directors will take appropriate action which would include a revaluation of all or an appropriate portion of the portfolio based upon current market factors.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of certain Series of the Fund generally are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange. Trading on foreign exchanges and in foreign currencies may not take place on every day the New York Stock Exchange is open. Conversely trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset values are not calculated. Therefore, the shares of a Series which invests in foreign securities may be significantly affected on days when investors have no access to the Series. The calculation of the net asset value for Series that invest in foreign securities may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the New York Stock Exchange will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

PORTFOLIO TRANSACTIONS


     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to the broker, the firm's general execution and operational capabilities and its reliability and financial condition. The execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none or some of such information and services in providing investment advisory services to the mutual funds under its management, including the Fund. Portfolio transactions, including options, futures contracts and options on futures transactions and the purchase or sale of underlying securities upon the exercise of options, for Series I may also be executed through Bankers Trust or any subsidiary or affiliate to the extent and in the manner permitted by applicable law.


     In addition, brokerage transactions may be placed with brokers who sell variable contracts offered by SBL or shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Fund in the selection of a broker. The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers.

     Securities held by the Series may also be held by other investment advisory clients of the Investment Manager or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Series' transaction, it is believed that the procedure generally contributes to better overall execution of the Series' portfolio transactions. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

     The following table sets forth the brokerage fees paid by the Fund during the last three fiscal years and certain other information:

----------------------------------------------------------------------------
                                                   TRANSACTIONS DIRECTED
                                                  TO AND COMMISSIONS PAID
                                                   TO BROKER-DEALERS WHO
           TOTAL       BROKERAGE COMMISSIONS      ALSO PERFORMED SERVICES
         BROKERAGE       PAID TO SECURITY       ----------------------------
        COMMISSIONS      DISTRIBUTORS INC.,                      BROKERAGE
YEAR       PAID           THE UNDERWRITER       TRANSACTIONS    COMMISSIONS
----------------------------------------------------------------------------
1997    $5,230,854               $0             $879,465,514    $3,471,380
1996     4,458,407                0              561,547,687       906,003
1995     4,345,806                0              402,404,593       738,594
----------------------------------------------------------------------------

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

     The  following   summarizes   certain  federal  income  tax  considerations
generally affecting the Series. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

     Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Section 817(h) diversification requirements. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code Section 817(h) diversification requirements.

     CODE  SECTION  817(H)  DIVERSIFICATION.  To comply with  regulations  under
Section 817(h) of the Code, each Series will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner's control of the investments of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner's gross income. These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Fund to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Series held the PFIC stock. The Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Series distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Series' PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Series level under the PFIC rules would be eliminated, but a Series could, in limited circumstances, incur nondeductible interest charges. A Series' intention to qualify annually as a regulated investment company may limit the Series' elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Series may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Series intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Series as a regulated investment company, and the Series' ability to satisfy the Code Section 817(h) diversification requirements, might be affected.

     The requirements applicable to a Series' qualification as a regulated investment company may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     MARKET DISCOUNT. If a Series purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Series in each taxable year in which the Series owns an interest in such debt security and receives a principal payment on it. In particular, the Series will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Series at a constant rate over the time remaining to the debt security's maturity or, at the election of the Series, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Series may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Series, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the Series at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     CONSTRUCTIVE SALES. Recently enacted rules may affect the timing and character of gain if a Series engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Series enters into certain transactions in property while holding substantially identical property, the Series would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Series' holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Series' holding period and the application of various loss deferral provisions of the Code.

     FOREIGN TAXATION. Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to shareholders.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     DISTRIBUTIONS. Distributions of any investment company taxable income by a Series are taxable to the shareholders as ordinary income. Net capital gains designated by a Series as capital gain dividends will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholders, regardless of the length of time the shareholders may have held the shares. Any distributions that are not from a Series' investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

OWNERSHIP AND MANAGEMENT

     As of ____________________, SBL controls the Fund by virtue of its indirect ownership of 100% of the outstanding shares of the Fund as custodian of SBL Variable Annuity Account III, SBL Variable Annuity Account IV, Variflex, Variflex LS, Variflex Signature, Security Elite Benefit and Varilife.

CAPITAL STOCK AND VOTING

     The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. Its shares are currently issued in fifteen
Series: Series A, Series B, Series C, Series D, Series E, Series I, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V and Series
X. The shares of each Series represent pro rata beneficial interest in that Series' assets and in the earnings and profits or losses derived from the investment of such assets. Upon issuance and sale, such shares will be fully paid and nonassessable. They are fully transferable and redeemable. These shares have no preemptive rights, but the stockholders of each Series are entitled to receive dividends as declared for that Series by the board of directors of the Fund.

     The shares of each Series have cumulative voting rights for the election of directors. Within each respective Series, each share has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares, (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the Securities and Exchange Commission, in certain instances, a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of each Series of the Fund, except Series D, I, K, M, N and O. The Chase Manhattan Bank, 4 Chase MetroTech Center,
Brooklyn, New York 11245 acts as custodian for the portfolio securities of Series D, I, K, M, N and O, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC is the Fund's transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, has been approved by the Fund's stockholders to serve as the Fund's independent auditors, and as such, the firm will perform the annual audit of the Fund's financial statements.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include the yield for Series C and the average annual total return and the total return of the Series in advertisements or reports to shareholders or prospective investors.

     For Series C, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield. Series C's current yield for the seven-day period ended December 31, 1997 was 4.44%.

     Series C's effective (or compound) yield for the same period was 4.54%. The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:


                                P(1-T)^n=ERV


(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions are reinvested when paid.

     For the 1-, 5- and 10-year periods ended December 31, 1997, the average annual total return was the following:


----------------------------------- ------------ -------------- ------------
                                      1 YEAR        5 YEARS      10 YEARS
----------------------------------- ------------ -------------- ------------
Series A..........................    28.7%          19.3%         17.2%
Series B..........................    26.5%          15.6%         16.1%
Series C..........................     5.2%           3.7%          5.9%
Series D..........................     6.5%          13.4%          4.3%
Series E..........................    10.0%           6.3%          8.1%
Series J..........................    20.0%          12.8%         16.9%(1)
Series K..........................     5.4%          10.3%(2)       ---
Series M..........................     6.2%          10.6%(2)       ---
Series N..........................    18.4%          14.9%(2)       ---
Series O..........................    28.4%          25.6%(2)       ---
Series P..........................    13.4%          14.3%(3)       ---
Series S..........................    22.7%          14.9%         14.4%(4)
Series V..........................    31.3%(5)        ---           ---
Series X..........................     1.6%(6)        ---           ---
----------------------------------- ------------ -------------- ------------
1   For the period October 1, 1992 (date of inception) to December 31,1997.
2   For the period June 1, 1995 (date of inception) to December 31, 1997.
3   For the period August 5, 1996 (date of inception) to December 31, 1997.
4   For the period May 1, 1991 (date of inception) to December 31, 1997.
5   For the period May 1, 1997 (date of inception) to December 31, 1997.
6   For the period October 15, 1997 (date of inception) to February 28, 1998.
----------------------------------------------------------------------------


     Quotations of total return for any Series will also be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The total return is calculated by subtracting the value of the investment at the beginning of the period from the ending value and dividing the remainder by the beginning value. The Investment Manager has waived the management fee for Series K, P, V and X, and in the absence of such waiver, the performance quoted would be reduced.

     The aggregate total return on an investment made in shares of Series A calculated as described above for the period from December 31, 1987 to December 31, 1997 was 389.4%.

     Performance information for Series I is not available because it did not begin operations until January 1999.

     Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; ComputerDirections Advisory (CDA); and Johnson's Charts.

     Quotations of average annual total return or total return for the Fund will not take into account charges and deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by Security Benefit Life Insurance Company. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS

     The audited financial statements of the Fund for the fiscal year ended December 31, 1997, which are contained in the Annual Report of SBL Fund and the unaudited financial statements of SBL Fund for the six-month period June 30, 1998, which are contained in the Semiannual Report of SBL Fund, are incorporated herein by reference. Copies of the Annual Report and the Semiannual Report are provided to every person requesting a copy of the Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF SHORT-TERM INSTRUMENTS

     U.S. GOVERNMENT SECURITIES. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

     Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

     CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

     COMMERCIAL PAPER. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     BANKERS' ACCEPTANCES. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.


     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

SBL Fund
Annual Report
December 31, 1997

o Series A
  (Growth Series)
o Series B
  (Growth-Income Series)
o Series C
  (Money Market Series)
o Series D
  (Worldwide Equity Series)
o Series E
  (High Grade Income Series)
o Series J
  (Emerging Growth Series)
o Series K
  (Global Aggressive Bond Series)
o Series M
  (Specialized Asset Allocation Series)
o Series N
  (Managed Asset Allocation Series)
o Series O
  (Equity Income Series)
o Series P
  (High Yield Series)
o Series S
  (Social Awareness Series)
o Series V
  (Value Series)
o Series X
  (Small Cap Series)

[SECURITY     ]     Security Distributors, Inc.
[DISTRIBUTORS,]     A Member of The Security Benefit
[INC. LOGO    ]     Group of Companies

President's Letter
February 15, 1998

A LOOK BACK AT 1997

1997 was another incredible year for performance in the large cap sector of U.S. equity markets. For the third consecutive year, the Dow Jones Industrial Average generated a total return in excess of 20%. The SBL Fund with its 14 series reflected these results, with the large cap portfolios producing the best returns. The fixed income portfolios in the SBL Fund also turned in strong results for the year, as interest rates moved from their highs of 7.12% in April as measured by the 30-year Treasury bond to a low of 5.92% at year-end.

The year was also one of turmoil in international markets. Economic difficulties in southeast Asia produced chaotic conditions in global markets during the year. We expect this to continue to have an effect on securities markets in 1998. Portfolio investment strategies which underweighted exposure to U.S. equities resulted in returns substantially below the Dow Jones Industrial Average and the S&P 500 Index. Investors should keep this in mind when comparing our Series' returns with those indexes.

WHAT TO LOOK FOR IN 1998

This year, earnings growth rates should slow and it is our view that it is highly unlikely that returns from common stocks in 1998 will approximate those of the last three years. We believe that markets will return to more historic levels of 8% to 10% for equities, with volatility continuing to be very high. Investors should temper their expectations. The long-term outlook is still favorable but we will experience some ups and downs in the short term.

NEW INVESTMENT OPTIONS AND
ADDITIONS TO MANAGEMENT TEAM

We added the Value Series and Small Cap Series to our offerings late in 1997. These are additional investment options for the Variflex LS and Variflex Signature variable annuities. The Small Cap series is sub-advised for us by Strong Capital Management, Inc. with Ron Ognar of Strong as lead portfolio manager.

Additions we have made to the Security Funds Investment Group have enabled us to add expertise and strength to our SBL Fund investment team. This expertise allows us to maximize our resources and shift management responsibilities for some of the series.

ON THE EQUITY SIDE

Mike Petersen, another addition to our investment team, joins us as portfolio manager for the GROWTH-INCOME SERIES. Mike brings to us ten years of experience in managing a growth and income fund with an exemplary track record.

Jim Schier takes the helm of the EMERGING GROWTH SERIES, while maintaining responsibility as manager for the new VALUE SERIES where he has focused on mid- to large-cap stocks. Jim brings years of experience in managing both growth and value oriented investments and is developing a great track record in managing the VALUE SERIES. This change has also enabled Cindy Shields to devote her full-time attention to our growing SOCIAL AWARENESS SERIES.

ON THE FIXED INCOME SIDE

Dave Eshnaur joined the Security Fixed Income Investment Group in 1997 bringing 15 years of high-yield bond experience to this team. He will join Steve Bowser as co-manager for the HIGH GRADE INCOME SERIES. Steve and David will also co-manage the domestic fixed income holdings in the SPECIALIZED ASSET ALLOCATION SERIES which is sub-advised by Meridian Management Investment Corporation.

We are confident that these management enhancements will continue to provide you with solid investment performance. As always, we welcome your questions and comments at any time.

/s/ JOHN CLELAND

John Cleland, President
The Security Funds

Series A (Growth Series)
February 15, 1998

The Growth Series of the SBL Fund returned a strong 28.72% in 1997, compared with its Lipper peer group average of 25.36%.1 Although the Growth Series' return was below the 33.35% generated by the S&P 500, it provided an excellent investment vehicle throughout the year for its shareholders.

PERFORMANCE VERSUS THE BENCHMARK INDEX

The portfolio's total return lagged that of its benchmark, the S&P 500 Index, in the second half of 1997 primarily because of its lack of exposure to telecommunications and utilities stocks. These two sectors make up about 10% of the S&P index. In addition, an underweighting in more prominent S&P names such as General Electric Company hurt performance versus the index. Despite these weaknesses compared with the index, the Series was well above the median when compared with other growth funds in its peer group.

CONTRIBUTORS TO POSITIVE PERFORMANCE

An overweighting in financial companies boosted returns in a period of declining interest rates. Issues such as insurance company Allstate Corporation and mortgage lender Fannie Mae were outstanding performers in 1997. We avoided multi-national banks, which were hurt by the turn of events in southeast Asia. We chose instead regional banks and those which concentrate on fee-based services. These include Bank of New York Company Inc. and Northern Trust Corporation, both of which generated solid returns over the year.

An emphasis on retailers also contributed positively to total return in the second half of the year. Investors concerned about the effects of southeast Asian problems on U.S. stocks sought out companies with a focus on domestic markets. Dayton Hudson Corporation was such a company, realizing strong earnings from its Target division. Target also is among discount retailers, which as a group realized strong sales in 1998. Payless ShoeSource Inc., a retailer headquartered in our own Topeka, Kansas also was a standout performer as investors looked for firms with domestic sales targets. Payless had been ignored by analysts early in the year, and gained momentum as those analysts sought companies to recommend after the Asian crisis erupted.

A LOOK INTO 1998

Because we believe that earnings in coming quarters will slow from the pace of the past three years, we anticipate keeping a strong emphasis on issues that have exhibited above-average earnings growth. Currently some of these companies include Gillette Company, which should benefit from the product cycle of its new razor system, and Bristol-Myers Squibb Company and Schering-Plough Corporation, pharmaceutical companies with excellent new product outlooks.

Other companies which should perform well include those that are less sensitive to economic downturns. Publishers such as Tribune Company and Gannett Company, Inc. have domestic markets and have exhibited consistent growth. Tyco International Ltd., a diversified manufacturer with a growing presence in home security systems, has excellent prospects for outperformance as well.

Overall, we expect to increase the number of holdings in the portfolio from the current level of about ninety to somewhere between 100 and 150. This will reduce the impact on the portfolio of an earnings disappointment in any one name. A volatile market climate will make careful stock selection more important than in periods such as the last three years, where just being in the stock market was generally profitable.

Terry Milberger
Senior Portfolio Manager

Series A (Growth Series)
February 15, 1998

                              SERIES A vs. S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund                S&P
   Date                              Series A                500
----------                          ----------            ----------
12/31/1987 ..................       $10,000.00            $10,000.00
03/31/1988 ..................        10,580.88             10,587.37
06/30/1988 ..................        11,224.31             11,285.62
09/30/1988 ..................        10,875.78             11,329.24
12/31/1988 ..................        11,015.22             11,680.93
03/31/1989 ..................        12,079.19             12,501.82
06/30/1989 ..................        13,366.69             13,601.57
09/30/1989 ..................        15,471.66             15,050.15
12/31/1989 ..................        14,859.01             15,359.35
03/31/1990 ..................        14,282.94             14,895.29
06/30/1990 ..................        15,124.18             15,832.19
09/30/1990 ..................        12,430.38             13,650.11
12/31/1990 ..................        13,396.15             14,872.05
03/31/1991 ..................        15,753.46             17,037.36
06/30/1991 ..................        15,753.46             17,002.10
09/30/1991 ..................        16,690.94             17,917.31
12/31/1991 ..................        18,233.27             19,415.38
03/31/1992 ..................        18,455.11             18,919.91
06/30/1992 ..................        18,212.14             19,291.77
09/30/1992 ..................        18,250.12             19,889.97
12/31/1992 ..................        20,261.94             20,904.58
03/31/1993 ..................        21,289.96             21,800.30
06/30/1993 ..................        21,057.83             21,912.45
09/30/1993 ..................        22,342.65             22,472.87
12/31/1993 ..................        23,040.13             22,992.91
03/31/1994 ..................        22,249.65             22,115.78
06/30/1994 ..................        21,877.66             22,206.08
09/30/1994 ..................        22,956.35             22,299.42
12/31/1994 ..................        22,659.35             22,293.50
03/31/1995 ..................        24,741.18             25,561.27
06/30/1995 ..................        27,092.08             27,986.75
09/30/1995 ..................        29,192.13             30,211.75
12/31/1995 ..................        30,989.93             32,012.14
03/31/1996 ..................        33,259.28             33,752.19
06/30/1996 ..................        34,703.41             35,275.99
09/30/1996 ..................        36,065.04             36,355.23
12/31/1996 ..................        38,019.99             39,398.68
03/31/1997 ..................        38,051.27             40,429.42
06/30/1997 ..................        44,400.97             47,501.74
09/30/1997 ..................        47,876.34             51,074.69
12/31/1997 ..................        48,704.94             52,543.03

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1987, and reflects the fees and expenses of Series A. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $48,705. By comparison, the same $10,000 investment would have grown to $52,543 based on the S&P 500 Index's performance.

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series A ...............       28.7%     19.3%      17.2%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series B (Growth-income Series)
February 15, 1998

In 1997 the Growth-Income Series of the SBL Fund generated a rewarding 26.49% total return, close to its Lipper peer group average of 27.21%.(1) In this, the third year in a row of equity returns in excess of 20%, the S&P 500 Index had a total return of 33.35%. Although these returns have been excellent for investors, we realize that they can't continue forever. We expect that 1998 will bring results which are much closer to the historic norms.

STOCK SELECTION HELPS PERFORMANCE

Three major factors have contributed to successful stock selection this year. First, we have sought companies whose earnings have been growing faster than the average S&P 500 company, and which have good prospects for continued earnings acceleration.

Second, we looked for valuations which as measured by such standards as price/earnings and price/book ratios were more attractive than the average S&P stock. Valuations of this type may be seen in stocks of companies which have had problems with their growth rates in the past, but are showing signs of improving. If analysts haven't recognized and reported on the trend yet, there may be an opportunity to buy the stocks cheaply.

Third, in monitoring risk in the portfolio, we sought issues with lower volatility than the average stock in that industry. We looked at stocks' betas, the most widely recognized measure of risk, as well as the standard deviation of their monthly returns. We focused on consistency, avoiding those issues whose returns fluctuate dramatically.

RISK LEVELS WILL BE MORE IMPORTANT IN 1998

We expect that the volatility in the stock markets will continue in the months to come as equity investors sort out the implications of southeast Asia's problems on U.S. companies. Because of this, we will concentrate on minimizing risk as much as maximizing returns. We plan to continue the risk-monitoring outlined above, selecting less volatile stocks with attractive valuations in order to reduce exposure to negative earnings reports. In addition, the portfolio's industry concentrations will be spread across a number of sectors to help avoid shocks in any one industry. The target average beta for the portfolio will be about .9, slightly lower than the market average 1.0.

INCOME PORTION OF THE PORTFOLIO

We plan to reduce holdings of corporate bonds in the portfolio to nearly zero, using short to intermediate maturity government securities instead. We anticipate that government bonds will make up 5% to 10% of the total portfolio. We also plan to add income-generating stocks, particularly in the energy, utility, and auto sectors. Currently some attractive names in these areas include Mobil Corporation, Amoco Corporation, and Texaco Inc., in the energy area, Kansas City Power and Light Company, American Electric Power Company, Inc. and Peco Energy Company in the utility group.

LOOKING FORWARD TO 1998

We expect earnings growth rates to slow in the months to come, and to remain at low single-digit levels perhaps for the next two years. This is a normal adjustment after several years of double-digit growth and in light of probable effects of the Asian crisis. We believe overall appreciation will average 10% or below, closer to the historical norms. This is an investment climate ideally suited for growth and income funds.

Michael A. Petersen
Senior Portfolio Manager

Series B (Growth-income Series)
February 15, 1998

                              SERIES B vs. S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund                S&P
   Date                              Series B                500
----------                          ----------            ----------
12/31/1987 ..................       $10,000.00            $10,000.00
03/31/1988 ..................        10,865.69             10,587.37
06/30/1988 ..................        11,686.82             11,285.62
09/30/1988 ..................        11,616.80             11,329.24
12/31/1988 ..................        11,927.47             11,680.93
03/31/1989 ..................        12,799.90             12,501.82
06/30/1989 ..................        13,857.01             13,601.57
09/30/1989 ..................        14,975.04             15,050.15
12/31/1989 ..................        15,316.16             15,359.35
03/31/1990 ..................        15,043.27             14,895.29
06/30/1990 ..................        15,411.67             15,832.19
09/30/1990 ..................        14,208.75             13,650.11
12/31/1990 ..................        14,636.02             14,872.05
03/31/1991 ..................        16,591.36             17,037.36
06/30/1991 ..................        16,938.97             17,002.10
09/30/1991 ..................        18,686.94             17,917.31
12/31/1991 ..................        20,158.47             19,415.38
03/31/1992 ..................        19,993.30             18,919.91
06/30/1992 ..................        19,212.49             19,291.77
09/30/1992 ..................        20,176.22             19,889.97
12/31/1992 ..................        21,426.62             20,904.58
03/31/1993 ..................        22,321.97             21,800.30
06/30/1993 ..................        22,553.52             21,912.45
09/30/1993 ..................        23,435.01             22,472.87
12/31/1993 ..................        23,482.40             22,992.91
03/31/1994 ..................        22,787.33             22,115.78
06/30/1994 ..................        21,973.78             22,206.08
09/30/1994 ..................        22,780.25             23,299.42
12/31/1994 ..................        22,780.25             23,293.50
03/31/1995 ..................        24,256.59             25,561.27
06/30/1995 ..................        26,359.52             27,986.75
09/30/1995 ..................        28,268.05             30,211.75
12/31/1995 ..................        29,629.52             32,012.14
03/31/1996 ..................        31,505.92             33,752.19
06/30/1996 ..................        32,561.93             35,275.99
09/30/1996 ..................        33,938.81             36,355.23
12/31/1996 ..................        35,037.44             39,398.68
03/31/1997 ..................        35,334.37             40,429.42
06/30/1997 ..................        40,451.42             47,501.74
09/30/1997 ..................        42,755.74             51,074.69
12/31/1997 ..................        44,321.92             52,543.03

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series B (Growth-Income Series) on December 31, 1987, and reflects the fees and expenses of Series B. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $44,322. By comparison, the same $10,000 investment would have grown to $52,543 based on the S&P 500 Index's performance.

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series B..................... 26.5%      15.6%       16.1%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series C (Money Market Series)
February 15, 1998

Short-term fixed income investment vehicles such as money market funds saw their interest rates increase during 1997, unlike their longer-term counterparts which experienced declining rates. The Money Market Series returned 5.17% for the year, in line with its Lipper peer group average of 5.13%.(1)

RISING SHORT-TERM RATES

In March the Federal Reserve Board's policy-making arm, the Federal Open Market Committee, raised its target rate on Federal Funds to 5.50%. The Fed Funds rate, the rate at which banks loan overnight funds to each other, is a strong influence on rate levels for short-term investments such as those used in money market funds.

The purpose of this rate hike was to keep inflation in the U.S. from escalating. Investors in long-term bonds watched interest rates decline as the inflation specter waned. But the Federal Reserve, remaining diligent in its inflation fight, kept short-term rates at the same level. Investors in the Money Market Series thus experienced increased returns over those of the previous year.

MATURITY STRUCTURE OF THE PORTFOLIO

As in the past, we strive to maintain an average maturity within ten days more or less than that of the benchmark Money Fund Report published by IBC Donoghue. We avoid trying to outguess the markets by dramatically lengthening or shortening the average maturity of the fund. Because of the "laddered" structure of maturities--issues coming due at regular intervals over the life of the portfolio--we have holdings maturing frequently and can adjust quickly should there be a sharp change in short-term interest rates.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

At the end of 1997 the assets in SBL Fund's Money Market Series consisted of 71% commercial paper, 11% federal agency securities, and 18% Small Business Administration issues. As of year-end, the commercial paper in the portfolio was entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's Investor Services. The federal agency holdings at year end were primarily short-term securities issued by The Federal Home Loan Bank.

The Small Business Administration (SBA) issues are fully guaranteed by the federal government as to timely payment of both principal and interest. These issues, while bearing stated maturities in the twenty- to thirty-year range, are considered to be short maturity paper because their interest rates reset periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment options.

OUTLOOK FOR 1998

The interest rate outlook for short-term fixed income investments in 1998 is uncertain. Although the U.S. economy has exhibited several signs of strength in recent months, the Federal Reserve Open Market Committee may be reluctant to raise interest rates because the impact of the Asian crisis on the U.S. is as yet unknown. We will continue to monitor markets carefully, and will remain ready to adjust portfolio holdings as economic conditions warrant.

Fixed Income Team

Series C is neither insured nor guaranteed by the U.S. Government and does not maintain a stable net asset value of $1.00 per share.

                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series C...................    5.2%      3.7%       5.9%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series D (Worldwide Equity Series)
February 15, 1998

[Lexington]  Subadvisor, Lexington Management Corporation
[  Logo   ]  Portfolio Managers, Richard Saler And Alan Wapnick

The year just completed was a disappointing one for investors in global markets. In a year in which the U.S. markets displayed returns in the 20% to 30% range, the Morgan Stanley World Index generated 14.17%. The Worldwide Equity Series, primarily because of its underweighting in the U.S. markets, returned 6.45% for the year.(1)

CONTRIBUTORS TO 1997 PERFORMANCE

The Series maintained a relatively light weighting of 22% in the U.S. stock market most of the year. The Morgan Stanley Capital International U.S. Index appreciated 33.4% over the same period. Our portfolio held an overweight position in European equities, which performed extremely well in local currencies, but saw the gains muted by the strong dollar.

Financial turmoil in Asia had a particularly damaging impact on cyclical stocks, of which the series had a high percentage. On a positive note, however, low weightings in Japan and in the emerging markets helped avoid sharp losses in those areas.

THE CURRENT INTERNATIONAL MARKET PICTURE

The current investment environment is quite volatile. The Asian contagion has not been resolved and the situation remains very serious, with many economies in the region likely to experience a depression in 1998. Compounding the problem is a weak Japanese economy, which is bordering on slipping into a recession. China, also very important, may see a sharp slowdown caused by its relatively strong currency and shrinking export markets.

The risks to global markets elsewhere have increased. Emerging markets around the world are now suffering from high real interest rates, which alone will slow these economies. The U.S. economy is likely to slow in 1998 for several reasons. The traded goods sector, representing over 20% of the economy, could slow due to the decrease in demand for our exports in Asia. Conversely, lower-cost foreign exports can be expected to flood the U.S., and may lead to greater protectionism in the U.S. Congress. Profits here are likely to disappoint as the economy slows and competition accelerates.

PLANS FOR THE PORTFOLIO IN 1998

The Series remains underweighted in U.S. equities as valuations are high and earnings are likely to disappoint. Europe continues to be attractive due to restructuring by the corporate sector, which will drive earnings even if sales growth is weak. However, European equities will be vulnerable to any sharp fall in U.S. stocks.

Sector selection will be especially important this year. The portfolio currently has a low cyclical weighting, as we expect world growth to slow and lead to profit downgrades. Favored industries are the more defensive ones such as utilities, foods and pharmaceuticals.

The economic outlook for Asia remains poor. However, there are many cheap stocks in Asia with large gains likely to come from this region for the next few years. Japanese stocks with strong balance sheets and trading at steep discounts to book value, look compelling. Therefore, weightings are likely to be increased in Japan and the rest of Asia over the next several months.

The international arena was a difficult environment in which to invest in 1997. Markets, however, can get oversold as well as overbought. Asia offers great value currently because sentiment is very negative. Now may be the time to look into this region and begin to buy.

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

Series D (Worldwide Equity Series)
February 15, 1998

                        SERIES D vs. MSCI WORLD INDEX AND
                        LEHMAN BROTHERS HIGH YIELD INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                                               Lehman Brothers
                               SBL Fund           MSCI World      High-Yield
   Date                        Series D             Index           Index
----------                    ----------         ----------    ---------------
12/31/1987 ...............    $10,000.00         $10,000.00      $ 10,000.00
03/31/1988 ...............     10,541.21          11,171.89        10,557.87
06/30/1988 ...............     10,492.00          11,077.45        10,809.61
09/30/1988 ...............     10,479.70          11,124.28        11,001.53
12/31/1988 ...............     10,492.00          12,395.08        11,252.98
03/31/1989 ...............     10,455.10          12,687.12        11,386.71
06/30/1989 ...............     10,504.31          12,525.06        11,800.91
09/30/1989 ...............     10,262.98          13,993.70        11,626.97
12/31/1989 ...............      9,560.23          14,526.22        11,346.83
03/31/1990 ...............      8,725.73          12,460.00        11,159.06
06/30/1990 ...............      8,798.93          13,484.07        11,629.88
09/30/1990 ...............      8,131.52          11,039.54        10,440.97
12/31/1990 ...............      7,387.21          12,126.27        10,258.61
03/31/1991 ...............      7,982.66          13,335.88        12,382.64
06/30/1991 ...............      7,740.76          12,902.16        13,295.77
09/30/1991 ...............      8,179.50          13,829.85        14,231.94
12/31/1991 ...............      8,328.61          14,427.43        14,996.65
03/31/1992 ...............      8,115.60          13,267.21        16,105.25
06/30/1992 ...............      8,243.41          13,525.04        16,584.50
09/30/1992 ...............      7,857.10          13,769.93        17,192.03
12/31/1992 ...............      8,116.12          13,754.40        17,358.85
03/31/1993 ...............      8,979.54          14,954.42        18,412.90
06/30/1993 ...............      9,432.84          15,881.69        19,188.79
09/30/1993 ...............     10,093.28          16,646.59        19,588.46
12/31/1993 ...............     10,676.84          16,935.64        20,329.07
03/31/1994 ...............     10,763.29          17,059.24        19,933.13
06/30/1994 ...............     10,957.80          17,592.00        19,868.89
09/30/1994 ...............     11,357.49          17,990.48        20,182.06
12/31/1994 ...............     10,968.09          17,880.95        20,123.41
03/31/1995 ...............     10,859.93          18,741.32        21,324.56
06/30/1995 ...............     11,162.79          19,565.59        22,622.32
09/30/1995 ...............     11,765.91          20,683.48        23,261.00
12/31/1995 ...............     12,159.57          21,692.56        23,981.88
03/31/1996 ...............     12,968.75          22,601.38        24,406.39
06/30/1996 ...............     13,690.45          23,282.36        24,811.08
09/30/1996 ...............     13,887.87          23,620.28        25,801.59
12/31/1996 ...............     14,283.34          24,728.66        26,703.36
03/31/1997 ...............     14,655.54          24,826.56        27,001.57
06/30/1997 ...............     16,097.84          28,592.22        28,256.36
09/30/1997 ...............     16,665.90          29,437.79        29,540.18
12/31/1997 ...............     15,204.85          28,741.41        30,113.29

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series D (Worldwide Equity Series) on December 31, 1987, and reflects the fees and expenses of Series D. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $15,205. By comparison, the same $10,000 investment would have grown to $28,741 based on the MSCI Index's performance.

For the period of December 31, 1985 through April 30, 1991, the investment objective of Series D was to seek high current income by investing primarily in higher yielding, higher risk debt securities. For this period the Lehman Brothers High yield index was the appropriate benchmark index. Effective May 1, 1991, the investment objective of Series D was changed to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The appropriate benchmark index from that date is the Morgan Stanley Capital International World Index.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series D....................   6.5%      13.4%       4.3%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series E (High Grade Income Series)
February 15, 1998

The High Grade Income Series completed a successful year in 1997, generating a total return of 10.03%, besting its Lipper peer group average of 9.16% and ranking in the top quartile of its peers.(1) The return for the Series was narrowly behind its benchmark, the Lehman Corporate Bond Index, which returned 10.23% for the year.

RESTRUCTURING STEPS IN 1997

After a disappointing first quarter, we took steps to restructure the portfolio with an overall emphasis on spreading the risk by sector and by size of individual holdings. The average quality in the high yield portion of the Series was upgraded, and issues providing a yield premium over Treasury bonds were sought.

During the fall months, yield spreads between Treasuries and corporate bond issues tightened considerably, reducing the attractiveness of corporates. When the reward for accepting a lower quality was minimal, we chose to buy Treasury issues instead. This helped overall performance in the fourth quarter, when Treasury bond prices increased dramatically as investors moved funds from Asian countries in a "flight to quality."

CURRENT PORTFOLIO STRUCTURE

We were fortunate to have eliminated our Asian exposure in mid-summer, selling such "Yankee bond" issues as Petronas, Bangkok Bank, and Malayan Bank before the Asian markets met disaster. (Yankee bonds are issues brought by foreign corporations, but denominated in dollars for U.S. investors.) We also sold issues in the troubled hospital care sector. We broadened our high yield position, emphasizing the better quality issues, in order to gain additional yield.

At the end of 1997 the portfolio consisted of 35% investment grade corporate bonds, 18% high yield issues, 17% Yankee bonds, 16% Treasuries, and 13% mortgage-backed securities, with the remaining 1% in cash. At year-end, the average duration of the Series was six years, with an overall mid-A credit quality average. Our target is to have no more than 2% of the assets invested in any one company, with high yield issues being 1% or less per name.

PLANS FOR THE YEAR AHEAD

We believe this formula of diversification by sector and security will serve us well in the volatile investment climate we expect in 1998. We will continue to look for areas in which we can upgrade credit quality and increase yield. If interest rates begin to reverse direction and move up, we will keep our portfolio average duration close to that of the benchmark index in order to reduce volatility. Our sizeable position in very liquid U.S. Treasury issues allows us to adjust quickly to changes in economic conditions.

We will continue to use the talents of our expanded analytical team to add value in the portfolio holdings. At this particular stage in the economic cycle, it is important to excel in individual security selection in order to compete with our peers.

Steven M. Bowser
Portfolio Manager

Series E (High Grade Income Series)
February 15, 1998

                          SERIES E vs. LEHMAN BROTHERS
                           GOVERNMENT/CORPORATE INDEX
                              AND LEHMAN BROTHERS
                              CORPORATE BOND INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                            Lehman Brothers
                                              Government/        Lehman Brothers
                               SBL Fund        Corporate            Corporate
   Date                        Series E          Index              Bond Index
----------                    ----------    ---------------      ---------------
12/31/1987 ...............    $10,000.00       $10,000.00          $ 10,000.00
03/31/1988 ...............     10,257.63        10,358.37            10,444.00
06/30/1988 ...............     10,381.68        10,460.48            10,560.00
09/30/1988 ...............     10,582.06        10,656.26            10,809.00
12/31/1988 ...............     10,725.19        10,758.79            10,922.00
03/31/1989 ...............     10,801.53        10,877.45            11,053.00
06/30/1989 ...............     11,679.39        11,752.34            11,928.00
09/30/1989 ...............     11,713.00        11,862.81            12,084.00
12/31/1989 ...............     12,001.45        12,290.81            12,461.00
03/31/1990 ...............     11,877.83        12,150.31            12,352.00
06/30/1990 ...............     12,372.31        12,588.32            12,834.00
09/30/1990 ...............     12,278.25        12,663.87            12,831.00
12/31/1990 ...............     12,804.93        13,310.04            13,340.00
03/31/1991 ...............     13,232.86        13,668.52            13,909.00
06/30/1991 ...............     13,463.28        13,875.41            14,186.00
09/30/1991 ...............     14,217.22        14,673.80            15,019.00
12/31/1991 ...............     14,976.56        15,456.34            15,811.00
03/31/1992 ...............     14,789.65        15,224.10            15,695.00
06/30/1992 ...............     15,350.39        15,842.07            16,377.00
09/30/1992 ...............     15,980.11        16,615.16            17,150.00
12/31/1992 ...............     16,091.34        16,627.38            17,184.00
03/31/1993 ...............     17,042.98        17,402.21            18,052.00
06/30/1993 ...............     17,636.21        17,925.31            18,655.00
09/30/1993 ...............     18,412.44        18,519.55            19,304.00
12/31/1993 ...............     18,123.11        18,466.25            19,275.00
03/31/1994 ...............     17,294.55        17,885.44            18,596.00
06/30/1994 ...............     16,781.63        17,664.34            18,303.00
09/30/1994 ...............     16,778.47        17,752.66            18,438.00
12/31/1994 ...............     16,866.32        17,818.04            18,518.00
03/31/1995 ...............     17,671.57        18,705.96            19,615.00
06/30/1995 ...............     18,564.66        19,918.73            21,074.00
09/30/1995 ...............     18,977.35        20,299.98            21,570.00
12/31/1995 ...............     20,004.00        21,246.06            22,636.00
03/31/1996 ...............     19,304.01        20,748.81            22,052.00
06/30/1996 ...............     19,304.01        20,846.26            22,150.00
09/30/1996 ...............     19,711.74        21,215.08            22,592.00
12/31/1996 ...............     19,860.67        21,863.44            23,379.00
03/31/1997 ...............     19,645.54        21,674.61            23,143.00
06/30/1997 ...............     20,406.87        22,461.92            24,098.00
09/30/1997 ...............     21,211.06        23,249.36            25,041.00
12/31/1997 ...............     21,853.28        23,995.88            25,771.00

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series E (High Grade Income Series) on December 31, 1987, and reflects the fees and expenses of Series E. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $21,853. By comparison, the same $10,000 investment would have grown to $23,996 based on the Lehman Brothers Government/Corporate Index's performance, and $25,771 based on the Lehman Brothers Corporate Bond Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                              1 Year    5 Years   10 Years
                             --------  ---------  ---------
Series E...................   10.0%      6.3%        8.1%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series J (Emerging Growth Series)
February 15, 1998

The Emerging Growth Series performed very well in 1997, returning 19.95% compared with the average return of 16.95% for its Lipper peer group of funds.(1) Although the large cap stocks were the stars of the year, midcaps made up substantial ground in the second half of 1997 after getting off to a slow start.

GROWTH VERSUS VALUE IN THE EARLY MONTHS

In the first quarter of 1997 the portfolio suffered from its emphasis on consistent-growth companies. During this period, when interest rates were rising and corporate earnings were uncertain, value stocks rather than growth companies were the strong performers. As we moved into the second quarter of the year, growth issues came back into favor regaining some ground that was lost earlier. During this time holdings in the portfolio such as Dell Computer, Franklin Resources, Inc. and State Street Research turned in strong performances.

CHANGES IN HOLDINGS LATE IN THE YEAR

As we moved through the second half of 1997 we sold some stocks which had high relative valuations and which had experienced significant insider selling. These included issues in the oil service industry as well as in retailing. The proceeds from these sales were reinvested in part in technology issues, as well as in some health care holdings. We also reduced our weighting in the finance sector, selling some of the brokerage firm holdings.

STYLE CHANGES GOING FORWARD

With a new portfolio manager come some gradual changes in management style. We anticipate that the size of the average company in the portfolio will decline as smaller companies will be considered. Most holdings will have market capitalizations within the range of $200 million to $5 billion. The number of holdings may decline as a weighting of 1.5% to 2% in each issue will be targeted.

While the primary emphasis in past months has been on companies with a growth orientation, going forward we plan to put slightly more weight on relative valuation when selecting holdings. The Series will still be a growth fund, but the value emphasis will skew selection toward "growth at a reasonable price."

We expect that total returns for the average stock in 1998 will move toward levels closer to historical averages, in the 8% to 10% range.

However, we believe opportunities remain more abundant in smaller to mid-capitalization issues. In a slowing economic environment, successful stock selection in this area of the market could produce far better returns.

James P. Schier
Portfolio Manager

Series J (Emerging Growth Series)
February 15, 1998

                            SERIES J vs. S&P MIDCAP

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund                S&P
   Date                              Series J               Midcap
----------                          ----------            ----------
10/01/1992 ..................       $10,000.00            $10,000.00
12/31/1992 ..................        12,470.00             11,175.00
03/31/1993 ..................        13,040.00             11,541.00
06/30/1993 ..................        12,980.00             11,810.00
09/30/1993 ..................        13,811.04             12,405.00
12/31/1993 ..................        14,171.07             12,735.00
03/31/1994 ..................        13,190.99             12,252.00
06/30/1994 ..................        12,110.91             11,806.00
09/30/1994 ..................        13,267.95             12,605.00
12/31/1994 ..................        13,448.05             12,280.00
03/31/1995 ..................        13,858.30             13,285.00
06/30/1995 ..................        14,708.81             14,444.00
09/30/1995 ..................        16,489.88             15,853.00
12/31/1995 ..................        16,069.63             16,080.00
03/31/1996 ..................        17,270.35             17,070.00
06/30/1996 ..................        18,611.15             17,561.00
09/30/1996 ..................        19,073.06             18,071.00
12/31/1996 ..................        18,969.12             19,165.00
03/31/1997 ..................        17,472.38             18,881.00
06/30/1997 ..................        20,102.07             21,655.00
09/30/1997 ..................        23,179.99             25,137.00
12/31/1997 ..................        22,753.30             25,346.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series J (Emerging Growth Series) on October 1, 1992 (date of inception), and reflects the fees and expenses of Series J. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $22,753. By comparison, the same $10,000 investment would have grown to $25,346 based on the S&P Midcap Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                    1 Year         5 Years       Since Inception
                                                    (10-1-92)
                   -------        --------      ----------------
Series J.........   20.0%          12.8%              16.9%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series K (Global Aggressive Bond Series)
February 15, 1998

[Lexington]  [MFR]   Subadvisors, Mfr Advisors, Inc., and Lexington Management
[  Logo   ]  [Logo]  Corporation
                     Portfolio Managers, Maria Fiorini Ramirez and Denis Jamison

1997 was a mixed year for global bond investors. While interest rates fell in almost all developed countries, the Series' total return was limited by a strong U.S. dollar and widening yield spreads on emerging market debt relative to U.S. Treasury bonds due to the problems in southeast Asia.

PERFORMANCE OF THE GLOBAL AGGRESSIVE BOND SERIES

Despite the problems for the global bond sector, the Global Aggressive Bond Series returned 5.37% for the year, comparing favorably with the Lipper peer group average of 4.31%.(1) Performance was also very strong versus the benchmark Lehman Global Bond Index return of 1.04% for all of 1997.

OUTLOOK FOR EMERGING MARKETS

We expect 1998 to be a much better year for global bonds for a number of reasons. First, we believe that emerging market countries and companies will be evaluated more on an individual basis than being painted with the negative broad brush they received in 1997 due to the Asian crisis. Sound macroeconomic research and credit skills should be well rewarded in these markets. We continue to favor such countries as Greece, Hungary, Poland, and Mexico, because each has a relatively stable political framework and is headed in the right direction with fiscal and monetary policies.

Second, we believe that much of the good news that has propelled the U.S. dollar versus its European counterparts has now been factored into its value. This is supported by the fact that the U.S. dollar rose over 11% versus the Deutsche mark in the first half of 1997, but only 3% during the second half. For 1998 we forecast a further 3% to 5% rise in the U.S. dollar early in the new year, followed by a declining dollar as European growth accelerates and U.S. growth slows. Therefore, as opposed to 1997, we believe foreign currencies will be a positive for the total return of the Series in 1998.

BENEFITS OF THE ASIAN CRISIS

Finally, we expect inflation to remain subdued. Despite all the questions and uncertainties the Asian crisis has raised, one thing is fairly certain: the damage that the currency devaluations and resulting crisis have caused to the economies of Asia will benefit the rest of the world's inflation outlook in two ways. First, the Asian economies will slow dramatically and so will their demand for commodities. We are already seeing a slowing in the demand for oil from Asia. And second, many imported goods produced in Asia will be cheaper due to the dramatic decline in many Asian currencies. All in all, we look forward to a rewarding year for global bond markets in 1998.

Maria Fiorini Ramirez
Portfolio Manager

Denis Jamison
Portfolio Manager

Series K (Global Aggressive Bond Series)
February 15, 1998

                          SERIES K vs. LEHMAN BROTHERS
                               GLOBAL BOND INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                     SBL Fund           Lehman Brothers
   Date                              Series K          Global Bond Index
----------                          ----------         -----------------
06/01/1995 ..................       $10,000.00             $10,000.00
06/30/1995 ..................         9,960.00              10,069.00
09/30/1995 ..................        10,360.00              10,131.16
12/31/1995 ..................        10,761.06              10,521.00
03/31/1996 ..................        10,824.24              10,338.86
06/30/1996 ..................        11,182.24              10,428.48
09/30/1996 ..................        11,761.35              10,731.15
12/31/1996 ..................        12,234.12              11,059.48
03/31/1997 ..................        12,119.99              10,592.85
06/30/1997 ..................        12,530.84              10,885.08
09/30/1997 ..................        12,899.89              11,076.34
12/31/1997 ..................        12,890.97              11,173.42

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series K (Global Aggressive Bond Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series K. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,891. By comparison, the same $10,000 investment would have grown to $11,173 based on the Lehman Brothers Global Bond Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1997(1)

                                1 Year    Since Inception
                                             (6-1-95)
                              ---------  ----------------
Series K.....................    5.4%          10.3%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997, and in the absence of such waiver, the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series M (Specialized Asset Allocation Series)
February 15, 1998

[Meridian]    Managed By Security Management Company
[  LOGO  ]    Research Provided By Meridian Investment Management Corporation

Relative to the S&P 500 most asset allocation portfolios have underperformed for the last three years. This was highlighted in 1997 when an Asian currency crisis, a strong dollar, and falling gold prices made the U.S. market a refuge for worried investors. Large capitalization U.S. stocks outperformed all other investment alternatives in 1997. Despite the turbulence in global financial markets and the recent dominance of U.S. stocks, we believe that active asset allocation remains a sound investment strategy. Active asset allocation offers investors risk reduction through diversification, as well as opportunities to access higher growth markets outside of the U.S.

PERFORMANCE IN 1997

The Specialized Asset Allocation Series returned 6.16% in 1997, relative to a Lipper peer group average of 11.55%.(1) As some of the investments within the Specialized Asset Allocation portfolio remain undervalued, we are very optimistic for 1998.

In 1997 the portfolio overweighted stock markets outside of the U.S. including Italy, Germany, Belgium, and Denmark. These four markets posted excellent local currency returns in 1997, and we continue to favor them. The Japanese market has also been emphasized in the Series. This market has been riddled by bad economic and political news; however, market valuations suggest that this bad news has now been factored into the price of stocks in Japan. Currently the Japanese market looks extremely undervalued, and we expect it to be a strong contributor to portfolio performance in the coming year.

THE PORTFOLIO HEDGING POLICY

The Specialized Asset Allocation Series is currently unhedged against foreign currency movements. Our research on currencies suggests that for the long-term investor the benefits of currency hedging are outweighed by the costs. During shorter periods of time, however, currency movements can have an adverse effect on a portfolio. In 1997 the returns of the Specialized Asset Allocation portfolio were hurt by a strong dollar, which appreciated approximately 15% versus most major currencies. As the dollar strengthens, returns earned in foreign markets are reduced to U.S. investors. In 1997 the strong dollar diminished the returns of the Series' portfolio by approximately 6%. Although we are disappointed with the strong dollar's impact on the Series in the short term, we are confident that our current strategy of not hedging foreign currencies is the best long-term policy for our shareholders.

LOOKING FORWARD INTO 1998

With interest rates low and declining in recent months, valuations for the U.S. market have improved. Leisure and technology stocks are currently our favorite groups in the U.S. market. The selloff in technology stocks in the fourth quarter of 1997 created good buying opportunities. This sector will likely be further emphasized in the portfolio in the coming months.

Despite better valuations due to lower interest rates, we expect above average volatility from the U.S. stock market in the coming year. Investors are beginning to question the longevity of the current bull market. This market volatility and associated investment environment should prove beneficial to asset allocation portfolios.

Patrick S. Boyle
Portfolio Manager

Series M (Specialized Asset Allocation Series)
February 15, 1998

                     SERIES M vs. BLENDED INDEX AND S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund                               Blended
   Date                        Series M            S&P 500             Index
----------                    ----------         ----------         ----------
06/01/1995 ...............    $10,000.00         $10,000.00         $10,000.00
06/30/1995 ...............     10,080.00          10,235.00          10,083.00
09/30/1995 ...............     10,490.00          11,049.00          10,607.00
12/31/1995 ...............     10,710.00          11,707.00          11,109.00
03/31/1996 ...............     11,140.00          12,343.00          11,445.00
06/30/1996 ...............     11,450.00          12,901.00          11,784.00
09/30/1996 ...............     11,605.27          13,295.00          12,052.00
12/31/1996 ...............     12,234.78          14,408.00          12,800.00
03/31/1997 ...............     12,275.39          14,785.00          12,909.00
06/30/1997 ...............     13,138.43          17,372.00          14,391.00
09/30/1997 ...............     13,865.47          18,679.00          15,084.00
12/31/1997 ...............     12,988.31          19,216.00          15,024.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series M (Specialized Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series M. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,988. By comparison, the same $10,000 investment would have grown to $19,216 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 40% S&P 500, 25% Financial Times World Index, 20% Lehman Brothers Aggregate Bond Index, 10% Wilshire Real Estate Securities Index and 5% 91-Day Treasury Bill Yield. The same $10,000 investment would have grown to $15,024 based on the blended index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                          1 Year       Since Inception
                                          (6-1-95)
                         --------      ---------------
       Series M            6.2%             10.6%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             SHAREHOLDER'S MEETING

A special meeting of the shareholders of the Specialized Asset Allocation Series of SBL Fund was held on August 1, 1997. At this meeting, shareholders voted to approve a sub-advisory contract between SMC and Meridian Investment Management Corporation. The total number of eligible votes were 3,607,717. The results of the votes are as follows: 2,977,177 in favor, 514,926 against and 115,614 votes abstained.

Series N (Managed Asset Allocation Series)
February 15, 1998

[T.Rowe Price] Subadvisor, T. Rowe Price Associates, Inc.
[   Logo     ] Portfolio Manager, Ned Notzon

The Managed Asset Allocation Series returned 18.43% for the year ended December 31, 1997, near its Lipper peer group average return of 18.43%.(1) Unfortunately, the defensive posture of the Series earlier in the year and its foreign exposure caused the Series to underperform its weighted benchmark. This tailored benchmark, consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, had a twelve-month total return of 23.62%.

A REVIEW OF THE MARKETS IN 1997

The domestic stock market was off to another stellar year until the mid-October currency crisis in Asia which affected many global markets, including the U.S. The U.S. stock market faltered a bit in the last quarter of 1997, but not enough to diminish a strong year overall. As measured by the S&P 500 Index, stocks gained 33.4% in 1997.

On the international front, 1997 ended on a disappointing note. The Japanese market suffered a loss of 23.6%, and other Asian markets declined even more steeply. On the brighter side, however, Europe and Latin America withstood the shock waves of the Asian crisis and enjoyed returns of 24.2% and 31.6% respectively. When measured as a whole, international markets in general were up a disappointing 2% as measured by the Morgan Stanley Capital International EAFE Index.

The problems in Asia benefited the U.S. Treasury bond market, however, as investors searched for safe, liquid investments. In general the domestic bond market enjoyed strong returns for the year. After the federal funds lending rate increase in March, interest rates were stable to decreasing the rest of the year, pushing bond prices up. As measured by the Lehman Brothers Aggregate Bond Index, the domestic bond market returned 9.7% for the year. International bonds, however, were weakened by both the Asian crisis and the subsequent strengthening of the U.S. dollar. The J.P. Morgan Non-U.S. Dollar World Government Bond Index lost 3.8% for the year.

PORTFOLIO HIGHLIGHTS

The sector exposures of the Series have changed slightly from last year. We added to our defensive posture throughout the year by decreasing the exposure to equity markets and increasing exposure to the bond markets or cash equivalents. We moved about 3.5% from stocks to bonds last year resulting in an allocation of 54.5% in stocks, 38% in bonds, and 7.5% in cash equivalents at year end. In the fourth quarter of 1997 this posture benefited the Series as bonds outperformed stocks.

Given that the equity market is at the higher end of several valuation measures, we have expected that stocks would moderate and earnings growth would slow. We believed the international exposure would add value to the Series since many foreign securities were undervalued.

OUTLOOK

The U.S. economy remains healthy. Growth is slowing a bit and inflation remains at low levels despite tight labor markets. The Federal Reserve is likely to stay on hold for awhile, especially in the wake of the Asian crisis. Both the stock and bond markets should fare well under these conditions. We expect the U.S. equity market to deliver positive returns in 1998, though not at the pace of the last few years. Overseas, however, there could be further turmoil or sharp rebounds. The uncertainty is sure to increase the volatility of markets around the world, including the U.S. However, the drop in international markets is also presenting buying opportunities at lower valuations. Based on the unpredictability of financial markets, we continue to believe that investors should maintain a long-term, diversified strategy as offered by the Managed Asset Allocation Series.

Edmund M. Notzon
Portfolio Manager

Series N (Managed Asset Allocation Series)
February 15, 1998

                  SERIES N vs. S&P 500 INDEX AND BLENDED INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund                           Blended
   Date                        Series N            S&P 500         Index
----------                    ----------         ----------      ----------
06/01/1995 ...............    $10,000.00         $10,000.00      $10,000.00
06/30/1995 ...............    $10,070.00         $10,235.00      $10,170.00
09/30/1995 ...............     10,440.00          11,049.00       10,734.00
12/31/1995 ...............     10,730.00          11,707.00       11,302.00
03/31/1996 ...............     10,970.00          12,343.00       11,585.00
06/30/1996 ...............     11,160.00          12,901.00       11,925.00
09/30/1996 ...............     11,448.68          13,295.00       12,238.00
12/31/1996 ...............     12,103.18          14,408.00       13,001.00
03/31/1997 ...............     12,203.87          14,785.00       13,181.00
06/30/1997 ...............     13,512.87          17,372.00       14,741.00
09/30/1997 ...............     14,117.22          18,679.00       15,612.00
12/31/1997 ...............     14,334.09          19,216.00       16,073.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $14,334. By comparison, the same $10,000 investment would have grown to $19,216 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. The same $10,000 investment would have grown to $16,073 based on the blended index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                               1 Year      Since Inception
                                               (6-1-95)
                             ---------    -----------------
Series N....................   18.4%             14.9%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series O (Equity Income Series)
February 15, 1998

[T.Rowe Price] Subadvisor, T. Rowe Price Associates, Inc.
[   Logo     ] Portfolio Manager, Brian C. Rogers

The U.S. equity markets performed well in 1997 as good corporate earnings results, continued low inflation, and a supportive interest rate environment provided ample fuel to feed the advance. The performance of stocks in the second half was particularly impressive in light of the market's October jitters and concern over the volatility of the Asian markets.

For the twelve months ended December 31, 1997, the Equity Income Series returned 28.40%, roughly in line with the 29.13% average return for its Lipper peer group. It trailed the S&P 500, which had a total return of 33.35%.(1)

THE MARKETS IN 1997

The past year was characterized by tremendous stock market volatility. Equities struggled in the first quarter, particularly in the small capitalization sector. Then prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

PORTFOLIO STRATEGY

In this volatile environment we tried to tune out as much short-term noise as possible by doing what we have always done in the Equity Income Series. We concentrate on identifying reasonably valued investment opportunities with attractive yields and price-to-earnings ratios, good upside potential, and limited downside risk.

No example demonstrates the fickle nature of investor behavior better than AT&T. Through the end of 1996, the price of AT&T's stock had languished for several years. The company's problems were analyzed in the media almost daily. Few Wall Street brokerage firms found anything positive to say about the firm or its shares, which in our opinion represented an attractive investment opportunity. Today new management is in place, investor sentiment has turned positive, and the stock price has rebounded strongly. We are naturally attracted to situations fraught with controversy like this one. As long as investor psychology ebbs and flows, there will be ample opportunities to uncover promising investment selections.

We executed a number of transactions over the last several months, adding major new holdings such as Norfolk Southern Corporation, Eastman Kodak Company, Olin Corporation, and PPG Industries, Inc. These companies, in our opinion, possess interesting valuation characteristics and the potential for price gains in the year ahead. The largest sales during the second half were securities whose prices had advanced to the point where we no longer felt comfortable with their relative valuations. One of the largest sales was Tambrands, which was acquired by Procter & Gamble last summer. Another acquisition related sale was ITT Corporation, which was being bought by Starwood Lodging at a significant premium to our cost.

Electric utility and telephone company stocks performed well in the last six months after a lengthy period of underperformance. Strong price appreciation in stocks such as Bell Atlantic Corporation, BellSouth Corporation, Baltimore Gas & Electric Company, and Unicom Corporation helped the Series' total return in the latter part of the year.

SUMMARY AND OUTLOOK

The equity market has provided investors with three unprecedented years of prosperity, culminating with the gains of the last six months, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near term upside potential have diminished.

We are mindful of how virtually impossible it is to make market predictions, and we never try to manage your portfolio based on someone else's market forecasts. However, we do question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth and the more rapid advance of security prices can continue. The volatility we experienced in the ending weeks of 1997, due in part to the turmoil in Asia, is a reminder that investing entails risks that sometimes get in the way of positive returns. While our emphasis is solely on uncovering interesting investment values, we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

Brian C. Rogers
Portfolio Manager

Series O (Equity Income Series)
February 15, 1998

                              SERIES O vs. S&P 500

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                    SBL Fund
   Date                             Series O                S&P 500
----------                         ----------             ----------
06/01/1995 ...............         $10,000.00             $10,000.00
06/30/1995 ...............         $10,060.00             $10,235.00
09/30/1995 ...............          10,790.00              11,049.00
12/31/1995 ...............          11,700.00              11,707.00
03/31/1996 ...............          12,270.00              12,343.00
06/30/1996 ...............          12,630.00              12,901.00
09/30/1996 ...............          13,082.68              13,295.00
12/31/1996 ...............          14,044.54              14,408.00
03/31/1997 ...............          14,445.53              14,785.00
06/30/1997 ...............          16,079.54              17,372.00
09/30/1997 ...............          17,337.60              18,679.00
12/31/1997 ...............          18,033.56              19,216.00

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $18,034. By comparison, the same $10,000 investment would have grown to $19,216 based on the S&P 500 Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                           1 Year    Since Inception
                                       (6-1-95)
                          --------   ---------------
Series O.................  28.4%         25.6%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series P (High Yield Series)
February 15, 1998

The year just completed was an excellent one for the high yield bond markets. Declining interest rates helped generate record inflows of cash into high yield funds. Buyers such as pension funds, insurance companies, and other investment grade bond buyers moved to the high yield markets in their search for greater returns.

PORTFOLIO PERFORMANCE IN 1997

The High Yield Series of the SBL Fund produced a total return of 13.37% for the year, outperforming the 12.76% return of the benchmark Lehman High Yield Index and staying very close to the 13.41% average yield of its Lipper peer group.(1) Although our emphasis on the upper tier of ratings within the high yield universe may subtract modestly from the portfolio's overall return in periods of strong bond market performance, we believe that the incremental reduction in risk justifies the practice.

CONTRIBUTORS TO STRONG PERFORMANCE

Contributing positively to total return, our overweighting in media, finance, and textile issues served us well. Our media holdings such as Cablevision Systems Corporation, Comcast Corporation, and Adelphia Communications Corporation turned in strong performances. Finance industry bonds including Dollar Financial Group, Inc. and Salomon, Inc. were beneficiaries of falling interest rates. The textile industry overall was a performance laggard, but our holdings in Westpoint Stevens, Pillowtex Corporation, and Dyersburg Corporation bucked the trend and contributed strongly to the portfolio's total return.

Throughout the year we had no direct investment in bonds issued by the governments of emerging market countries nor of corporations located in those regions. In the latter half of the year those issues declined rapidly in value as the problems in southeast Asian countries erupted. The portfolio also was underweighted in bonds of companies operating in the basic industry arenas such as paper and chemicals. These sectors suffered as commodity prices fell in the third and fourth quarters of 1997.

The cash holdings in the portfolio increased as we approached year end, reflecting the overall market's experience of greater cash inflows. We are putting this money to work carefully, as opportunities to select undervalued issues arise. One area in which we have begun building a position is the homebuilding industry, with names such as Toll Brothers, Inc. and Hovnanian Enterprises. This industry is experiencing increasing strength as interest rates on home mortgage loans decline.

OUTLOOK FOR 1998

Our outlook for the high yield bond market for the year ahead is positive. Declining interest rates make the high yield bond market appealing for fixed income investors as they search for greater yield than that provided by investment-grade issues. The high yield bond market frequently exhibits lower volatility than the stock markets, which may attract equity investors to the arena as well.

Continuing economic stability in the U.S. should keep defaults in high yield bond issues at or below their historical averages. Individual selection in this market remains very important, however, in order to reduce risk. We have expanded our fixed income analytical staff to aid in research in the high yield market and will continue to use their abilities to the fullest extent to select the more creditworthy names for the portfolio.

David Eshnaur
Portfolio Manager

Tom Swank
Portfolio Manager

Series P (High Yield Series)
February 15, 1998

                 SERIES P vs. LEHMAN BROTHERS HIGH YIELD INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                    SBL Fund
   Date                             Series P                S&P 500
----------                         ----------             ----------
08/05/1996 ...............         $10,000.00             $10,000.00
08/31/1996 ...............          10,013.33              10,108.00
09/30/1996 ...............          10,246.66              10,352.00
10/31/1996 ...............          10,320.00              10,431.00
11/30/1996 ...............          10,526.66              10,637.00
12/31/1996 ...............          10,660.00              10,713.00
01/31/1997 ...............          10,773.33              10,818.00
02/28/1997 ...............          10,960.00              10,997.00
03/31/1997 ...............          10,846.67              10,833.00
04/30/1997 ...............          10,906.67              10,947.00
05/31/1997 ...............          11,126.67              11,181.00
06/30/1997 ...............          11,320.00              11,336.00
07/31/1997 ...............          11,540.00              11,648.00
08/31/1997 ...............          11,580.00              11,621.00
09/30/1997 ...............          11,754.45              11,852.00
10/31/1997 ...............          11,816.21              11,862.00
11/30/1997 ...............          11,932.86              11,976.00
12/31/1997 ...............          12,076.72              12,081.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 (date of inception), and reflects the fees and expenses of Series P. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,077. By comparison, the same $10,000 investment would have grown to $12,081 based on the Lehman Brothers High Yield Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                1 Year         Since Inception
                                                  (8-5-96)
                               -------         ---------------
Series P.....................   12.4%               14.3%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997, and in the absence of such waiver the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series S (Social Awareness Series)
February 15, 1998

The Social Awareness Series turned in a strong performance in 1997, generating a total return of 22.65% for its investors, just slightly below the 24.84% average of its Lipper peer group.(1) The Series has experienced rapid growth this year as more investors have been attracted to socially conscious investing. A study done recently by the Social Investment Forum showed that the social market grew from about $639 billion in 1995 to over $1.185 trillion in 1997.

A LOOK BACK AT 1997

The Social Awareness Series struggled early in the year, as performance of large-cap stocks was much stronger than that of the mid- and small-cap issues. The Series' overweighting in the smaller names hurt throughout the first quarter because of this. A shift in March to larger cap names turned performance around. Over the second half of the year the portfolio performed in line with its peer group, nearly overcoming the damage done in the first quarter.

CONTRIBUTORS TO POSITIVE PERFORMANCE

The communications services sector was the best performing industry represented in the portfolio in 1997. Many companies in this field had underperformed the general market averages for the past two years, and had low relative valuations combined with good earnings prospects. Such names as Sprint Corporation, AT&T Corporation, and Ameritech Corporation stood out with strong upside movements in their stock prices. For most of the year we maintained about a 2% weighting in this sector of the market, and increased the representation to nearly 8% during the fourth quarter.

As interest rates declined during the second half of the year, the financial sector also made steady gains. Many companies in this industry were reaping the benefits as well from consolidation and cost cutting efforts that had been underway for some time. Our focus on regional banks, multi-line insurance companies, and diversified financial companies protected us from the late-year selloff in money center banks as the southeast Asian crisis raised questions about their earnings prospects.

THOUGHTS ABOUT THE YEAR AHEAD

We expect 1998 to be a more difficult year in terms of total return on stocks. The past three years have been exceptionally strong; total returns are now more likely to fall back to historical averages in the 8% to 10% range in our view. Corporate profits may be reduced by the impact on sales of the weak Asian economies, the strong U.S. dollar, inventory overstocks, and excess capacity.

Because of the potential for these problems, we plan to take a more defensive posture as we enter 1998. We will be selecting those quality larger-cap names which have a higher degree of liquidity and which are domestically oriented in their revenue streams. We actively seek companies with consistent earnings records that are growing faster than the S&P 500 average. We expect that the second half of the year will be better, once earnings estimates have been fully adjusted for the problems mentioned above. We will monitor the markets carefully and adjust portfolio holdings as market conditions warrant.

Cindy Shields
Portfolio Manager

Series S (Social Awareness Series)
February 15, 1998

                  SERIES S vs. S&P 500 AND DOMINI SOCIAL INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund     Domini Social
   Date                        Series S         Index            S&P 500
----------                    ----------    -------------      ----------
05/01/1991 ...............    $10,000.00      $ 10,000.00      $10,000.00
06/30/1991 ...............      9,560.00         9,906.93        9,951.00
09/30/1991 ...............     10,330.00        10,596.63       10,487.00
12/31/1991 ...............     10,550.00        11,697.27       11,364.00
03/31/1992 ...............     11,130.00        10,473.58       11,074.00
06/30/1992 ...............     10,050.00        11,463.42       11,292.00
09/30/1992 ...............     10,230.90        12,077.81       11,642.00
12/31/1992 ...............     12,275.07        13,111.45       12,236.00
03/31/1993 ...............     12,184.89        13,705.57       12,760.00
06/30/1993 ...............     12,525.59        13,507.89       12,826.00
09/30/1993 ...............     13,479.82        13,982.35       13,154.00
12/31/1993 ...............     13,730.56        14,230.82       13,458.00
03/31/1994 ...............     13,319.35        13,695.55       12,945.00
06/30/1994 ...............     12,807.84        13,678.17       12,997.00
09/30/1994 ...............     13,294.67        14,307.87       13,637.00
12/31/1994 ...............     13,213,17        14,255.71       13,634.00
03/31/1995 ...............     13,997.60        15,722.26       14,961.00
06/30/1995 ...............     15,026.54        17,276.28       16,381.00
09/30/1995 ...............     16,571.69        18,652.28       17,683.00
12/31/1995 ...............     16,878.77        19,704.04       18,737.00
03/31/1996 ...............     18,025.17        20,719.75       19,755.00
06/30/1996 ...............     19,366.05        21,686.75       20,647.00
09/30/1996 ...............     20,287.00        22,584.65       21,279.00
12/31/1996 ...............     20,055.75        24,375.58       23,060.00
03/31/1997 ...............     19,277.90        25,206.04       23,664.00
06/30/1997 ...............     22,263.14        29,697.51       27,803.00
09/30/1997 ...............     24,001.61        32,190.95       29,895.00
12/31/1997 ...............     24,598.61        33,700.55       30,755.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on May 1, 1991 (date of inception), and reflects the fees and expenses of Series S. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $24,599. By comparison, the same $10,000 investment would have grown to $30,755 based on the S&P 500 Index's performance and $33,701 based on the Domini Social Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                 1 Year    5 Year   Since Inception
                                                      (5-1-91)
                                 ------   -------   ---------------
Series S.....................     22.7%    14.9%         14.4%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Series V (Value Series)
February 15, 1998

The Value Series turned in an excellent performance in 1997 even though it existed only for part of the year. Since its inception May 1, the Series generated a total return of 31.3%, ranking in the top 5% of its Lipper peer group, which in contrast achieved a 21.49% return for the full year.1 An emphasis on small-cap and midsize companies early in its existence got the portfolio off to a strong start.

INVESTMENT STRATEGIES THAT HELPED

We used a "barbell" approach to market sectors to help keep the Series' return stable through changes in performance of various market-cap groups during the year. An overweighting in technology and health, combined with an overweighting in the utility sector, generated steady returns. Early in the life of the Series the midcap stocks, which included many of the technology and health companies which we owned, were the strong performers. Late in the year these industries weakened and the utility sector became a star.

Among the technology stocks we owned were Tandem Computers, which nearly doubled in value after being bought by Compaq Computers in mid year. Computer Sciences Corporation had excellent performance in the second half of the year as investor psychology shifted to favor steady growth technology names. In the health care area Mylan Laboratories, Inc., the largest producer of generic drugs in the U.S., overcame the markets' perception that competition in the generic pharmaceuticals industry would erode earnings.

CHANGES LATE IN THE YEAR

The utility sector experienced a strong rally in the fourth quarter as bonds strengthened and interest rates fell. We took advantage of the upswing in utility stock prices to realize gains in many issues we held, and brought this sector weighting down almost to zero. We put the proceeds from these sales largely into the technology software industry, buying undervalued companies such as Comverse Technology, Inc., a manufacturer of voice messaging systems. Another purchase in this area was Rational Software Corporation, manufacturer of programs used in the design of software tools. Rational Software had completed several acquisitions recently, depressing its stock price. A third name we added was Electronics For Imaging, Inc., maker of products used in communication between computers and printers. We purchased this stock at a price of $13; at the time of purchase the company was holding nearly $6 per share in cash.

PLANS FOR 1998

The stock selection process in the Value Series is a "bottom-up" approach; that is, first consideration is given to the fundamentals of a company and the price of its stock. It is becoming more difficult to find undervalued companies that have the potential to grow at a rate that exceeds general market expectations. This can in part be explained from a "top down" perspective. In a disinflationary environment such as we believe will exist in 1998, corporations will have greater difficulty increasing revenues and will be forced to rely more extensively on cost cutting or margin expansion to meet bottom line goals.

From a "bottom-up" perspective, however, many companies--especially larger ones--have been boosting profitability dramatically over the last ten years. It remains to be seen how much more can be done in this endeavor as clearly those companies that have gone a long way to exhausting easy cost reduction opportunities may be at a severe disadvantage in the stock market for 1998.

James P. Schier
Portfolio Manager

Series V (Value Series)
February 15, 1998

                   SERIES V vs. S&P 500 AND BARRA VALUE INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                               SBL Fund     BARRA Value
   Date                        Series V        Index         S&P 500
----------                    ----------    -----------     ----------
05/01/1997 ...............    $10,000.00    $ 10,000.00     $10,000.00
06/30/1997 ...............     11,140.00      10,980.00      11,087.00
09/30/1997 ...............     13,030.00      11,922.00      11,922.00
12/31/1997 ...............     13,130.00      12,125.00      12,264.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series V (Value Series) on May 1, 1997 (date of inception), and reflects the fees and expenses of Series V. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $13,130. By comparison, the same $10,000 investment would have grown to $12,264 based on the S&P 500, and $12,125 based on the BARRA Value index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                  Since Inception
                                     (5-1-97)
                                  ---------------
Series V.......................       31.3%*

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997 and in the absence of such waiver the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

     * Total return has not been annualized.

Series X (Small Cap Series)
February 15, 1998

Moderate economic growth, low unemployment and inflation, and strong corporate earnings set the stage for the market's strong gains in 1997. However, the so-called Asian flu, which began with Thailand's devaluation of its currency last summer and ballooned into a regionwide crisis, rattled the financial markets here and abroad creating a wave of market volatility throughout the fourth quarter.

PERFORMANCE OF THE SERIES SINCE INCEPTION

The performance of the Small Cap Series benefited from its holdings in sectors oriented to the domestic economy as the stocks of U.S. media companies, regional banks, and retailers outperformed other parts of the market. Although we reduced our holdings in companies with southeast Asian exposure, the Series was nonetheless negatively impacted as investor concern led to sharp selloffs in small- and mid-cap stocks and in much of the technology and energy sectors. As a result, as of December 31, 1997, the Small Cap Series was off -4.00% since its inception date of October 15, 1997, as compared to the Russell 2000 Growth Funds Index, which returned -10.34% for the same time period.(1)

1998 OUTLOOK

What do we expect in the months ahead? We anticipate that during 1998 the market will benefit from continued economic growth, modest inflationary pressure and stable interest rates. Concerns about market instability in Asia could create additional volatility, particularly as currency devaluations abroad make U.S. products and services much more expensive for Asian buyers. The degree to which U.S. companies will be impacted is uncertain, but we may see some earnings growth held back by reduced demand from abroad. Therefore, we have sold companies that have risk to earnings from overseas. We have preferred to invest in small companies that do most of their business in the U.S. and benefit from the strong position of the U.S. consumer, which includes lower interest rates and cheaper foreign goods.

While we are cautious for the near term, we remain bullish over the long run, and expect to see attractive but modest gains ahead for the market. With stock market returns returning to more "normal" ranges, savvy stock selection will become even more important. As a result, we will continue to look carefully at the fundamentals and valuations of all our companies.

Ronald C. Ognar
Portfolio Manager

Series X (Small Cap Series)
February 15, 1998

                  SERIES X vs. RUSSELL 200 GROWTH FUNDS INDEX
                             AND RUSSELL 2000 INDEX

                [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                            Russell 2000
                               SBL Fund     Growth Funds    Russell 2000
   Date                        Series X        Index            Index
----------                    ----------    ------------    ------------
10/15/1997 ...............    $10,000.00     $ 10,000.00     $ 10,000.00
10/31/1997 ...............      9,700.00        9,180,00        9,363.00
11/30/1997 ...............      9,480.00        8,962.00        9,291.00
12/31/1997 ...............      9,580.00        8,967.00        9,444.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. On December 31, 1997, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $9,580. By comparison, the same $10,000 investment would have been $8,967 based on the Russell 2000 Growth Funds Index, and $9,444 based on the Russell 2000 Index.

                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1997

                                Since Inception
                                  (10-15-97)
                                ---------------
Series X......................     -4.00%*

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The Investment Manager waived its advisory fee for the period ended December 31, 1997 and in the absence of such waiver the performance quoted would be reduced.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * Total return has not been annualized.

Schedule of Investments
December 31, 1997

SERIES A (Growth)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS                                                                                       of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 1.1%
Aluminum Company of America ........................................................                  150,000            $10,556,250

AUTOMOBILES - 1.1%
Chrysler Corporation ...............................................................                  300,000             10,556,250

BANKS - MAJOR REGIONAL - 4.2%
Bank of New York Company, Inc. .....................................................                  200,000             11,562,500
Northern Trust Corporation .........................................................                  200,000             13,950,000
Norwest Corporation ................................................................                  240,000              9,270,000
Wells Fargo & Company ..............................................................                   20,000              6,788,750
                                                                                                                          ----------
                                                                                                                          41,571,250
BANKS - MONEY CENTER - 2.0%
BankAmerica Corporation ............................................................                  100,000              7,300,000
Chase Manhattan Corporation ........................................................                  120,000             13,140,000
                                                                                                                          ----------
                                                                                                                          20,440,000
BEVERAGES - SOFT DRINK - 1.1%
PepsiCo, Inc. ......................................................................                  300,000             10,931,250

CHEMICALS - BASIC - 2.8%
du Pont (E.I.) de Nemours & Company ................................................                  150,000              9,009,375
Imperial Chemical Industries PLC ADR ...............................................                  140,000              9,091,250
Praxair, Inc. ......................................................................                  225,000             10,125,000
                                                                                                                          ----------
                                                                                                                          28,225,625
CHEMICALS - DIVERSIFED - 0.8%
B.F. Goodrich Company ..............................................................                  200,000              8,287,500

COMPUTER HARDWARE - 1.3%
Compaq Computer Corporation ........................................................                   45,000              2,539,688
International Business Machines Corporation ........................................                  100,000             10,456,250
                                                                                                                          ----------
                                                                                                                          12,995,938
COMPUTERS - NETWORKING - 0.8%
Cisco Systems, Inc.* ...............................................................                  150,000              8,362,500

COMPUTER SOFTWARE/SERVICES - 3.1%
BMC Software, Inc.* ................................................................                  150,000              9,843,750
Computer Sciences Corporation* .....................................................                  100,000              8,350,000
Microsoft Corporation* .............................................................                  100,000             12,925,000
Wang Laboratories, Inc. Warrants ...................................................                      639                  4,393
                                                                                                                          ----------
                                                                                                                         31,123,143
ELECTRICAL EQUIPMENT - 2.5%
Emerson Electric Company ...........................................................                  180,000             10,158,750
General Electric Company ...........................................................                  200,000             14,675,000
                                                                                                                          ----------
                                                                                                                          24,833,750
ELECTRONICS - INSTRUMENTATION - 0.9%
Perkin-Elmer Corporation ...........................................................                  120,000              8,527,500

ELECTRONICS - SEMICONDUCTORS - 0.7%
Intel Corporation ..................................................................                  100,000             $7,025,000

EQUIPMENT - SEMICONDUCTORS - 0.3%
Teradyne, Inc.* ....................................................................                   80,000              2,560,000

FINANCIAL - DIVERSE - 2.6%
Fannie Mae .........................................................................                  240,000             13,695,000
Federal Home Loan Mortgage Corporation .............................................                  300,000             12,581,250
                                                                                                                          ----------
                                                                                                                          26,276,250
FOODS - 2.5%
ConAgra, Inc. ......................................................................                  360,000             11,812,500
CPC International, Inc. ............................................................                  120,000             12,930,000
                                                                                                                          ----------
                                                                                                                          24,742,500
GAMING & LOTTERY - 0.8%
Circus Circus Enterprises, Inc.* ...................................................                  400,000              8,200,000

HEALTH CARE - DIVERSE - 2.9%
American Home Production Corporation ...............................................                  150,000             11,475,000
Bristol-Myers Squibb Company .......................................................                  180,000             17,032,500
                                                                                                                          ----------
                                                                                                                          28,507,500
HOUSEHOLD FURNISHINGS & APPLIANCES - 1.8%
Leggett & Platt, Inc. ..............................................................                  260,000             10,887,500
Sunbeam Corporation ................................................................                  160,000              6,740,000
                                                                                                                          ----------
                                                                                                                          17,627,500
HOUSEHOLD PRODUCTS - 4.5%
Colgate-Palmolive Company ..........................................................                  150,000             11,025,000
Dial Corporation ...................................................................                  600,000             12,487,500
Fort James Corporation .............................................................                  250,000              9,562,500
Procter & Gamble Company ...........................................................                  150,000             11,971,875
                                                                                                                          ----------
                                                                                                                          45,046,875
INSURANCE - LIFE/HEALTH - 1.2%
Equitable Companies, Inc. ..........................................................                  250,000             12,437,500

INSURANCE - MULTI-LINE - 3.3%
American International Group, Inc. .................................................                  112,500             12,234,375
Hartford Financial Services Group, Inc. ............................................                  100,000              9,356,250
Lincoln National Corporation .......................................................                  150,000             11,718,750
                                                                                                                          ----------
                                                                                                                          33,309,375
INSURANCE - PROPERTY - 2.8%
Allstate Corporation ...............................................................                  175,000             15,903,125
Chubb Corporation ..................................................................                  160,000             12,100,000
                                                                                                                          ----------
                                                                                                                          28,003,125
LODGING - HOTELS - 1.3%
Carnival Corporation (CI. A) .......................................................                  240,000             13,290,000

                            See accompanying notes.

                                       29

Schedule of Investments
December 31, 1997

SERIES A (Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (Continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 8.0%
AlliedSignal, Inc. .................................................................                  320,000            $12,460,000
Cooper Industries, Inc. ............................................................                  120,000              5,880,000
Crane Company ......................................................................                  225,000              9,759,375
Textron, Inc. ......................................................................                  165,000             10,312,500
Tyco International, Ltd. ...........................................................                  370,000             16,673,125
U.S. Industries, Inc. ..............................................................                  525,000             15,815,625
United Technologies Corporation ....................................................                  130,000              9,465,625
                                                                                                                          ----------
                                                                                                                          80,366,250
MANUFACTURING - SPECIALIZED - 0.7%
U.S. Filter Corporation* ...........................................................                  225,000              6,735,937

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Baxter International, Inc. .........................................................                  200,000             10,087,500
Becton, Dickinson & Company ........................................................                  200,000             10,000,000
Medtronic, Inc. ....................................................................                  220,000             11,508,750
Stryker Corporation ................................................................                   50,000              1,862,500
                                                                                                                          ----------
                                                                                                                          33,458,750
NATURAL GAS - 1.1%
Coastal Corporation ................................................................                  170,000             10,529,375

OFFICE EQUIPMENT & SUPPLIES - 0.8%
Corporate Express, Inc.* ...........................................................                  600,000              7,725,000

OIL & GAS - DRILLING & EQUIPMENT - 1.0%
Halliburton Company ................................................................                   40,000              2,077,500
Schlumberger, Ltd. .................................................................                  100,000              8,050,000
                                                                                                                          ----------
                                                                                                                          10,127,500
OIL & GAS - EXPLORATION & PRODUCTION - 1.4%
Burlington Resources, Inc. .........................................................                  259,250             11,617,641
YPF Sociedad Anonima ADR ...........................................................                   70,000              2,393,125
                                                                                                                          ----------
                                                                                                                          14,010,766
OIL - INTERNATIONAL - 3.3%
Mobil Corporation ..................................................................                  160,000             11,550,000
Royal Dutch Petroleum Company ......................................................                  200,000             10,837,500
Texaco, Inc. .......................................................................                  200,000             10,875,000
                                                                                                                          ----------
                                                                                                                          33,262,500
PERSONAL CARE - 1.0%
Gillette Company ...................................................................                  100,000             10,043,750

PHARMACEUTICALS - 3.9%
Elan Corporation PLC ADR* ..........................................................                  200,000             10,237,500
Schering-Plough Corporation ........................................................                  240,000             14,910,000
SmithKline Beecham PLC ADR .........................................................                  200,000             10,287,500
Teva Pharmaceuticals Industries,
Ltd. ADR ...........................................................................                   75,000              3,548,437
                                                                                                                          ----------
                                                                                                                          38,983,437
PHOTOGRAPHY/IMAGING - 0.9%
Xerox Corporation ..................................................................                  125,000              9,226,563

PUBLISHING - 1.1%
McGraw-Hill Companies, Inc. ........................................................                  150,000            $11,100,000

PUBLISHING - NEWSPAPER - 2.2%
Gannett Company, Inc. ..............................................................                  180,000             11,126,250
Tribune Company ....................................................................                  180,000             11,205,000
                                                                                                                          ----------
                                                                                                                          22,331,250
RAILROADS - 1.1%
Canadian Pacific, Ltd. .............................................................                  400,000             10,900,000

RETAIL - APPAREL - 0.9%
TJX Companies, Inc. ................................................................                  270,000              9,281,250

RETAIL - BUILDING SUPPLIES - 1.2%
Home Depot, Inc. ...................................................................                   45,000              2,649,375
Sherwin-Williams Company ...........................................................                  350,000              9,712,500
                                                                                                                          ----------
                                                                                                                          12,361,875
RETAIL - DEPARTMENT STORES - 2.0%
Federated Department Stores, Inc.* .................................................                  200,000              8,612,500
Proffitt's, Inc.* ..................................................................                  400,000             11,375,000
                                                                                                                          ----------
                                                                                                                          19,987,500
RETAIL - DRUG STORES - 2.2%
Rite Aid Corporation ...............................................................                  200,000             11,737,500
Walgreen Company ...................................................................                  320,000             10,040,000
                                                                                                                          ----------
                                                                                                                          21,777,500
RETAIL - FOOD CHAINS - 1.1%
Safeway, Inc.* .....................................................................                  170,000             10,752,500

RETAIL - GENERAL MERCHANDISE - 0.5%
Dayton Hudson Corporation ..........................................................                   80,000              5,400,000

RETAIL - SPECIALTY - 2.8%
Payless ShoeSource, Inc.* ..........................................................                  225,000             15,103,125
Staples, Inc.* .....................................................................                  300,000              8,325,000
Woolworth Corporation ..............................................................                  215,000              4,380,625
                                                                                                                          ----------
                                                                                                                          27,808,750
SERVICES - ADVERTISING/MARKETING - 1.7%
Omnicom Group, Inc. ................................................................                  400,000             16,950,000

SERVICES - COMMERCIAL & CONSUMER - 0.3%
Viad Corporation ...................................................................                  160,000              3,090,000

TELECOMMUNICATIONS - LONG DISTANCE - 1.2%
LCI International, Inc.* ...........................................................                  400,000             12,300,000

WASTE MANAGEMENT - 1.0%
Republic Industries, Inc.* .........................................................                  300,000              6,993,750
U.S.A. Waste Service, Inc.* ........................................................                   80,000              3,140,000
                                                                                                                         -----------
                                                                                                                          10,133,750
                                                                                                                         -----------
Total common stocks - 91.2% .................................................................................            912,080,784

                            See accompanying notes.

                                       30

Schedule Of Investments
December 31, 1997

SERIES A (Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Principal
                                                                                                     Amount or
                                                                                                      Number                Market
COMMERICAL PAPER                                                                                     of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
Bay State Gas Company, 6.025% - 1-08-98 ............................................             $  2,000,000             $1,997,657
Central Louisiana Electric Company, Inc., 5.725% - 1-12-98 .........................             $    760,000                758,670
Fluor Corporation,
     6.125% - 1-06-98 ..............................................................             $  1,000,000                999,149
     6.175% - 1-06-98 ..............................................................             $  1,000,000                999,143
Merrill Lynch & Company, Inc. 5.605% - 2-06-98 .....................................             $    650,000                646,357
PHH Corporation, 5.875% - 1-30-98 ..................................................             $    170,000                169,195
The Walt Disney Company 6.075% - 1-02-98 ...........................................             $    500,000                499,916
Winn-Dixie Stores, Inc., 6.175% - 1-06-98 ..........................................             $  2,100,000              2,098,199
                                                                                                                        ------------
Total commercial paper - 0.8% ...............................................................................              8,168,286
                                                                                                                        ------------
Total investments - 92.0% ...................................................................................            920,249,070
Cash and other assets, less liabilities - 8.0% ..............................................................             79,679,897
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $999,928,967
                                                                                                                        ============
SERIES B (Growth-Income)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
----------------
BANKING AND CREDIT - 0.6%
California Federal Bank, 11.50% ....................................................                   60,000             $6,780,000

CABLE TELEVISION - 0.2%
Cablevision Systems Corporation ....................................................                   20,739              2,385,008

PUBLISHING - 0.2%
Primedia, Inc., 10.0% ..............................................................                   30,000              3,157,500
                                                                                                                          ----------
     Total preferred stocks - 1.0% ..........................................................................             12,322,508

TRUST PREFERRED SECURITIES(8)
-----------------------------
FINANCE - 0.3%
S I Financing, Inc. ................................................................                  134,000              3,618,000

CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 0.0%
Burke Industries, Inc., 10.0% - 2007 ...............................................             $    350,000                363,125

BANKS & CREDIT - 0.1%
Bay View Capital Corporation, 9.125% - 2007 ........................................             $    750,000                770,625

BROADCAST MEDIA - 0.1%
Allbritton Communications Company, 9.75% - 2007 ....................................             $    950,000             $  971,375

BUILDING MATERIALS - 0.3%
Sequa Corporation, 9.375% - 2003 ...................................................                3,000,000              3,127,500

BUSINESS SERVICES - 0.1%
Heritage Media Corporation, 8.75% - 2006 ...........................................                1,200,000              1,284,000

CABLE SYSTEMS - 0.2%
Rogers Cablesystems Ltd., 9.625% - 2002 ............................................                2,000,000              2,125,000

CHEMICALS - 0.3%
Envirodyne Industries, Inc., 12.00% - 2000 .........................................                3,500,000              3,749,375

COAL MINING - 0.1%
AEI Holding Company, 10.0% - 2007 ..................................................                1,500,000              1,537,500

COMMUNICATIONS - 0.5%
CF Cable TV, Inc., 11.625% - 2005 ..................................................                1,390,000              1,596,762
Comcast Corporation, 9.125% - 2006 .................................................                2,750,000              2,921,875
Roger's Communications, Inc. 9.125% - 2006 .........................................                2,000,000              2,030,000
                                                                                                                          ----------
                                                                                                                           6,548,637
FINANCE - 0.3%
Dollar Financial Group, Inc., 10.875% - 2006 .......................................                1,550,000              1,656,563
Homeside, Inc., 11.25% - 2003 ......................................................                1,335,000              1,581,975
                                                                                                                          ----------
                                                                                                                           3,238,538
FOOD & BEVERAGE TRADE - 0.4%
Cott Corporation, 9.375% - 2005 ....................................................                2,000,000              2,090,000
Delta Beverage Group, 9.75% - 2003 .................................................                2,600,000              2,743,000
                                                                                                                          ----------
                                                                                                                           4,833,000
MANUFACTURING - 0.2%
AGCO Corporation, 8.50% - 2006 .....................................................                2,200,000              2,255,000

OIL & GAS COMPANIES - 0.4%
Seagull Energy Corporation, 8.625% - 2005 ..........................................                4,800,000              5,004,000

PUBLISHING & PRINTING - 0.5%
Golden Books Publishing, Inc., 7.65% - 2002 ........................................                3,500,000              3,368,750
Hollinger International Publishing, Inc., 8.625% - 2005 ............................                2,050,000              2,119,188
                                                                                                                          ----------
                                                                                                                           5,487,938
                            See accompanying notes.

                                       31

Schedule Of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                                                                                    Amount or
                                                                                                     Number                Market
CORPORATE BONDS (continued)                                                                         of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.3%
BF Saul REIT, 11.625% - 2002 .......................................................             $  3,100,000             $3,309,250

RECREATION - 0.3%
AMF Bowling Worldwide, Inc., 10.875% - 2006 ........................................                2,725,000              2,987,281

RESTAURANTS - 0.4%
Carrols Corporation, 11.50% - 2003 .................................................                3,050,000              3,240,625
Foodmaker Corporation, 9.75% - 2003 ................................................                2,000,000              2,120,000
                                                                                                                          ----------
                                                                                                                           5,360,625
RETAIL - SPECIALTY - 0.1%
Southland Corporation, 4.50% -2004 .................................................                  900,000                729,000
Zale's Corporation, 8.50% - 2007 ...................................................                  650,000                641,875
                                                                                                                          ----------
                                                                                                                           1,370,875
STEEL & METAL PRODUCTS - 0.2%
AK Steel Corporation, 9.125% - 2006 ................................................                1,400,000              1,438,500
Wheeling-Pittsburgh Corporation, 9.25% - 2007 ......................................                1,000,000                980,000
                                                                                                                          ----------
                                                                                                                           2,418,500
TELECOMMUNICATIONS - 0.2%
Comcast Cellular Holdings, Inc., 9.50% - 2007 ......................................                2,025,000              2,116,125

TEXTILES - 0.1%
Delta Mills, Inc., 9.625% - 2007 ...................................................                1,000,000              1,017,500
Worldtex, Inc., 9.625% - 2007 ......................................................                  650,000                667,875
                                                                                                                          ----------
                                                                                                                           1,685,375
TOBACCO PRODUCTS - 0.3%
Dimon, Inc., 8.875% - 2006 .........................................................                2,650,000              2,862,000
Standard Commercial Tobacco Corporation, 8.875% - 2005 .............................                  350,000                352,187
                                                                                                                          ----------
                                                                                                                           3,214,187
TRANSPORTATION - 0.3%
Teekay Shipping Corporation, 8.32% - 2008 ..........................................                4,000,000              4,070,000
                                                                                                                          ----------
     Total corporate bonds - 5.7% ...........................................................................             67,827,831

COMMON STOCKS
-------------
AEROSPACE & DEFENSE - 0.2%
Lockheed Martin Corporation ........................................................                   30,000             $2,955,000

AGRICULTURAL PRODUCTS - 0.9%
Archer-Daniels-Midland Company .....................................................                  490,000             10,626,875

ALUMINUM - 0.9%
Aluminum Company of America ........................................................                  160,000             11,260,000

AUTO PARTS & EQUIPMENT - 0.8%
Genuine Parts Company ..............................................................                  150,000              5,090,625
TRW, Inc. ..........................................................................                   94,000              5,017,250
                                                                                                                          ----------
                                                                                                                          10,107,875
AUTOMOBILES - 1.2%
General Motors Corporation .........................................................                  250,000             15,156,250

BANKS - MAJOR REGIONAL - 3.5%
Banc One Corporation ...............................................................                  130,000              7,060,625
Bank of New York Company, Inc. .....................................................                  100,000              5,781,250
Northern Trust Corporation .........................................................                  225,000             15,693,750
Wells Fargo & Company ..............................................................                   40,000             13,577,500
                                                                                                                          ----------
                                                                                                                          42,113,125
BANKS - MONEY CENTER - 1.3%
Chase Manhattan Corporation ........................................................                  140,000             15,330,000

BEVERAGES - SOFT DRINK - 1.1%
Coca-Cola Company ..................................................................                  200,000             13,325,000

CHEMICALS - BASIC - 1.1%
Praxair, Inc. ......................................................................                  300,000             13,500,000

CHEMICALS - DIVERSIFIED - 1.1%
Monsanto Company ...................................................................                  300,000             12,600,000

COMMUNICATION EQUIPMENT - 1.6%
Harris Corporation .................................................................                   55,000              2,523,125
Motorola, Inc. .....................................................................                  300,000             17,118,750
                                                                                                                          ----------
                                                                                                                          19,641,875
COMPUTER HARDWARE - 1.8%
Compaq Computer Corporation ........................................................                  180,000             10,158,750
Hewlett-Packard Company ............................................................                   60,000              3,750,000
International Business Machines Corporation ........................................                   70,000              7,319,375
                                                                                                                          ----------
                                                                                                                          21,228,125
COMPUTER SOFTWARE/SERVICES - 3.5%
BMC Software, Inc.* ................................................................                  200,000             13,125,000
Computer Sciences Corporation ......................................................                  150,000             12,525,000
Microsoft Corporation* .............................................................                  130,000             16,802,500
                                                                                                                          ----------
                                                                                                                          42,452,500
COMPUTERS NETWORKING - 0.5%
Cisco Systems, Inc. ................................................................                  100,000              5,575,000

CONTAINERS & PACKAGING - 0.4%
Union Camp Corporation .............................................................                  100,000              5,368,750

                            See accompanying notes.

                                       32

Schedule of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (Continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC COMPANIES - 6.5%
Allegheny Energy, Inc. .............................................................                  171,000             $5,557,500
American Electric Power Company, Inc. ..............................................                  201,400             10,397,275
Baltimore Gas & Electric Company ...................................................                   86,200              2,936,188
Carolina Power & Light Company .....................................................                   68,000              2,885,750
Consolidated Edison Company of New York, Inc. ......................................                   67,100              2,751,100
Delmarva Power & Light Company .....................................................                   10,500                242,156
Dominion Resources, Inc. ...........................................................                   64,500              2,745,281
Edison International ...............................................................                   93,500              2,542,031
GPU, Inc. ..........................................................................                   64,100              2,700,213
Kansas City Power & Light Company ..................................................                  173,000              5,114,313
KU Energy Corporation ..............................................................                    6,200                243,350
Long Island Lighting Company .......................................................                    8,100                244,012
Midamerican Energy Holdings Company ................................................                  131,600              2,895,200
New York State Electric & Gas Company ..............................................                   12,300                436,650
Northern States Power Company ......................................................                   46,100              2,685,325
Peco Energy Company ................................................................                  210,000              5,092,500
Potomac Electric Power Company .....................................................                  250,000              6,453,125
Public Service Enterprise Group, Inc. ..............................................                  170,000              5,386,875
Southern Company ...................................................................                  310,000              8,021,250
Texas Utilities Company ............................................................                  214,500              8,915,156
                                                                                                                          ----------
                                                                                                                          78,245,250
ELECTRICAL EQUIPMENT - 3.3%
AMP, Inc. ..........................................................................                  250,000             10,500,000
Emerson Electric Company ...........................................................                  220,000             12,416,250
General Electric Company ...........................................................                  230,000             16,876,250
                                                                                                                          ----------
                                                                                                                          39,792,500
ELECTRONICS - DEFENSE - 0.9%
Raytheon Company - (CI. A) .........................................................                    9,566                471,699
Raytheon Company - (CI. B) .........................................................                  200,000             10,100,000
                                                                                                                          ----------
                                                                                                                          10,571,699
ELECTRONICS - INSTRUMENTATION - 0.5%
E G & G, Inc. ......................................................................                  250,000              5,203,125
Perkin-Elmer Corporation ...........................................................                    9,000                639,562
                                                                                                                          ----------
                                                                                                                           5,842,687
ELECTRONICS - SEMICONDUCTORS - 0.7%
Intel Corporation ..................................................................                  120,000              8,430,000

ENTERTAINMENT - 1.0%
The Walt Disney Company ............................................................                  120,000             11,887,500

FINANCIAL - DIVERSE - 2.0%
Federal Home Loan Mortgage Corporation .............................................                  250,000             10,484,375
Federal National Mortgage Association ..............................................                  230,000             13,124,375
                                                                                                                          ----------
                                                                                                                          23,608,750
FOODS - 2.4%
CPC International, Inc.* ...........................................................                  150,000            $16,162,500
ConAgra, Inc. ......................................................................                  300,000              9,843,750
Sara Lee Corporation ...............................................................                   50,000              2,815,625
                                                                                                                          ----------
                                                                                                                          28,821,875
GAMING & LOTTERY - 0.1%
Circus Circus Enterprises, Inc.* ...................................................                   60,000              1,230,000

HEALTH CARE - DIVERSE - 2.7%
American Home Products Corporation .................................................                  200,000             15,300,000
Bristol-Myers Squibb Company .......................................................                  175,000             16,559,375
                                                                                                                          ----------
                                                                                                                          31,859,375
HEALTH CARE - LONG TERM CARE - 0.1%
Integrated Health Services, Inc. ...................................................                   40,000              1,247,500

HEALTH CARE - MANAGED CARE - 0.7%
Humana, Inc.* ......................................................................                  150,000              3,112,500
United Healthcare Corporation ......................................................                  100,000              4,968,750
                                                                                                                          ----------
                                                                                                                           8,081,250
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.2%
Leggett & Platt, Inc. ..............................................................                   30,000              1,256,250
The Rival Company ..................................................................                   46,000                603,750
                                                                                                                          ----------
                                                                                                                           1,860,000
HOUSEHOLD PRODUCTS - 3.1%
Colgate-Palmolive Company ..........................................................                  165,000             12,127,500
Fort James Corporation .............................................................                  350,000             13,387,500
Procter & Gamble Company ...........................................................                  150,000             11,971,875
                                                                                                                          ----------
                                                                                                                          37,486,875
INSURANCE - LIFE/HEALTH - 0.8%
Equitable Corporation ..............................................................                  200,000              9,950,000

INSURANCE - MULTI-LINE - 1.9%
Hartford Financial Services
Group, Inc. ........................................................................                  120,000             11,227,500
Lincoln National Corporation .......................................................                  150,000             11,718,750
                                                                                                                          ----------
                                                                                                                          22,946,250
INSURANCE - PROPERTY - 3.7%
Allstate Corporation ...............................................................                  175,000             15,903,125
Chubb Corporation ..................................................................                  200,000             15,125,000
St. Paul Companies, Inc. ...........................................................                  155,000             12,719,687
                                                                                                                          ----------
                                                                                                                          43,747,812
LEISURE TIME PRODUCTS - 0.9%
Hasbro, Inc. .......................................................................                   40,000              1,260,000
Mattel, Inc. .......................................................................                  270,000             10,057,500
                                                                                                                          ----------
                                                                                                                          11,317,500
                            See accompanying notes.

                                       33

Schedule of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
LODGINGS - HOTELS - 1.1%
Carnival Corporation - (CI. A) .....................................................                  200,000            $11,075,000
La Quinta Inns, Inc. ...............................................................                   90,000              1,738,125
                                                                                                                          ----------
                                                                                                                          12,813,125
MACHINERY - DIVERSE - 0.1%
Cincinnati Milacron, Inc. ..........................................................                   48,800              1,265,750

MANUFACTURING - DIVERSIFIED - 5.0%
AlliedSignal, Inc. .................................................................                  350,000             13,628,125
Tenneco, Inc. ......................................................................                  270,000             10,665,000
Textron, Inc. ......................................................................                  180,000             11,250,000
Tyco International, Ltd. ...........................................................                  300,000             13,518,750
United Technologies Corporation ....................................................                  150,000             10,921,875
                                                                                                                          ----------
                                                                                                                          59,983,750
MEDICAL PRODUCTS & SUPPLIES - 2.4%
Baxter International, Inc. .........................................................                  250,000             12,609,375
Boston Scientific Corporation* .....................................................                  150,000              6,881,250
Medtronic, Inc. ....................................................................                  170,000              8,893,125
                                                                                                                          ----------
                                                                                                                          28,383,750
NATURAL GAS - 2.7%
Coastal Corporation ................................................................                  225,000             13,935,938
El Paso Natural Gas Company ........................................................                  280,000             18,620,000
                                                                                                                          ----------
                                                                                                                          32,555,938
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Corporate Express, Inc.* ...........................................................                   60,000                772,500

OIL - DOMESTIC - 1.1%
Phillips Petroleum Company .........................................................                  100,000              4,862,500
Unocal Corporation .................................................................                  200,000              7,762,500
                                                                                                                          ----------
                                                                                                                          12,625,000
OIL - INTERNATIONAL - 5.1%
Amoco Corporation ..................................................................                  140,000             11,917,500
Chevron Corporation ................................................................                  180,000             13,860,000
Mobil Corporation ..................................................................                  230,000             16,603,125
Texaco, Inc. .......................................................................                  350,000             19,031,250
                                                                                                                          ----------
                                                                                                                          61,411,875
OIL & GAS DRILLING & EQUIPMENT - 1.9%
Halliburton Company ................................................................                  210,000             10,906,875
Schlumberger, Ltd. .................................................................                  150,000             12,075,000
                                                                                                                          ----------
                                                                                                                          22,981,875
OIL & GAS EXPLORATION & PRODUCTION - 0.4%
Enron Oil & Gas Company ............................................................                  250,000              5,296,875

PAPER & FOREST PRODUCTS - 1.8%
Champion International Corporation .................................................                  150,000              6,796,875
International Paper Company ........................................................                  143,500              6,188,438
Louisiana-Pacific Corporation ......................................................                  300,000              5,700,000
Rayonier, Inc. .....................................................................                   56,500              2,404,781
                                                                                                                          ----------
                                                                                                                          21,090,094
PERSONAL CARE - 1.7%
Gillette Company ...................................................................                  200,000            $20,087,500

PHARMACEUTICALS - 4.0%
Elan Corporation PLC ADR* ..........................................................                  200,000             10,237,500
Merck & Company, Inc. ..............................................................                  120,000             12,750,000
Mylan Laboratories, Inc. ...........................................................                  140,000              2,931,250
Schering Plough Corporation ........................................................                  100,000              6,212,500
SmithKline Beecham PLC ADR .........................................................                  300,000             15,431,250
                                                                                                                          ----------
                                                                                                                          47,562,500
PHOTOGRAPHY/IMAGING - 0.9%
Xerox Corporation ..................................................................                  150,000             11,071,875

PUBLISHING - 1.1%
McGraw-Hill Companies, Inc. ........................................................                  180,000             13,320,000

PUBLISHING - NEWSPAPER - 2.3%
Gannett Company, Inc. ..............................................................                  150,000              9,271,875
Tribune Company ....................................................................                  300,000             18,675,000
                                                                                                                          ----------
                                                                                                                          27,946,875
RAILROADS - 1.1%
Canadian Pacific, Ltd. .............................................................                  500,000             13,625,000

RESTAURANTS & FOOD SERVICE - 0.8%
McDonald's Corporation .............................................................                  200,000              9,550,000

RETAIL - DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.* .................................................                  330,000             14,210,625

RETAIL - FOOD CHAINS - 0.1%
Giant Food, Inc.* ..................................................................                   41,200              1,387,925

RETAIL - GENERAL MERCHANDISE - 0.6%
Dayton Hudson Corporation ..........................................................                  100,000              6,750,000

RETAIL SPECIALTY - 2.4%
Staples, Inc.* .....................................................................                  300,000              8,325,000
Toys "R" Us, Inc.* .................................................................                  330,000             10,374,375
Woolworth Corporation * ............................................................                  500,000             10,187,500
                                                                                                                          ----------
                                                                                                                          28,886,875
SERVICES - ADVERTISING/MARKETING - 1.1%
Omnicom Group, Inc. ................................................................                  300,000             12,712,500

SERVICES - COMMERCIAL & CONSUMER - 0.2%
Angelica Corporation ...............................................................                   80,000              1,810,000

SERVICES - DATA PROCESSING - 0.2%
First Data Corporation .............................................................                   67,000              1,959,750

TELECOMMUNICATION - LONG DISTANCE - 0.8%
LCI International, Inc.* ...........................................................                  300,000              9,225,000

TELEPHONE - 0.2%
U.S. West Communications Group .....................................................                   56,200              2,536,025
                                                                                                                          ----------
                            See accompanying notes.

                                       34

Schedule of Investments
December 31, 1997

SERIES B (Growth-Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Principal                Market
COMMON STOCKS (continued)                                                                            Amount                  Value
------------------------------------------------------------------------------------------------------------------------------------
     Total common stocks - 91.8% .............................................................................        $1,099,990,180
                                                                                                                      --------------
     Total investments - 98.8% ...............................................................................         1,183,758,519
     Cash and other assets, less liabilities - 1.2% ..........................................................            14,543,902
                                                                                                                      --------------
     Total net assets - 100.0% ...............................................................................        $1,198,302,421
                                                                                                                      ==============
SERIES C (Money Market)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
----------------
BEVERAGES - 2.0%
Coca-Cola Company, The
     5.70% - 1-13-98 ...............................................................             $  2,000,000             $1,996,200

BROKERAGE - 12.0%
Bear Stearns Companies, Inc.,
     5.57% - 2-12-98 ...............................................................                5,000,000              4,967,000
Merrill Lynch & Company, Inc., .....................................................                6,700,000
     5.53% - 1-05-98 ...............................................................                                       2,398,776
     5.57% - 1-06-98 ...............................................................                                       1,698,844
     5.56% - 1-12-98 ...............................................................                                         998,300
     5.62% - 1-30-98 ...............................................................                                       1,194,624
     5.55% - 2-05-98 ...............................................................                                         397,824
                                                                                                                          ----------
                                                                                                                          11,655,368
BUSINESS SERVICES - 3.3%
General Electric Capital Corporation, ..............................................                3,250,000
     5.75% - 1-15-98 ...............................................................                                         498,882
     5.67% - 1-30-98 ...............................................................                                       1,742,160
     5.59% - 2-11-98 ...............................................................                                         993,600
                                                                                                                          ----------
                                                                                                                           3,234,642
CHEMICALS - BASIC - 3.0%
du Pont (E.I.) de Nemours & Company,
     5.52% - 1-29-98 ...............................................................                3,000,000              2,987,040

COMPUTER SYSTEMS - 6.1%
International Business Machines Corporation,
     5.51% - 1-07-98 ...............................................................                6,000,000              5,994,840

ELECTRIC UTILITIES - 9.0%
Central Louisiana Electric Company Inc.,
     5.55% - 1-12-98 ...............................................................             $  1,940,000             $1,936,683
Idaho Power Company,
     6.0% - 1-20-98 ................................................................                1,000,000                996,833
Interstate Power Company, ..........................................................                3,910,000
     5.75% - 1-26-98 ...............................................................                                         796,807
     5.85% - 1-26-98 ...............................................................                                         109,552
     5.78% - 1-27-98 ...............................................................                                       2,987,477
Progress Capital Holdings, Inc., ...................................................                2,000,000
     5.78% - 1-14-98 ...............................................................                                       1,696,372
     5.91% - 1-16-98 ...............................................................                                         299,207
                                                                                                                          ----------
                                                                                                                           8,822,931
ELECTRICAL EQUIPMENT - 5.6%
General Electric Company,
     5.54% - 1-12-98 ...............................................................                5,500,000              5,490,650

ELECTRONICS - 4.8%
Avent, Inc., .......................................................................                4,700,000
     5.62% - 1-16-98 ...............................................................                                       1,895,402
     5.63% - 1-16-98 ...............................................................                                       1,296,950
     5.63% - 1-23-98 ...............................................................                                         996,520
     5.85% - 2-19-98 ...............................................................                                         496,019
                                                                                                                          ----------
                                                                                                                           4,684,891
ENGINEERING - 1.9%
Fluor Corporation,
     5.71% - 1-16-98 ...............................................................                1,900,000              1,895,458

ENTERTAINMENT - 2.6%
The Walt Disney Company, ...........................................................                2,600,000
     5.70% - 1-14-98 ...............................................................                                       1,995,883
     5.63% - 3-27-98 ...............................................................                                         591,948
                                                                                                                          ----------
                                                                                                                           2,587,831
HARDWARE & TOOLS - 5.1%
Stanley Works, .....................................................................                5,000,000
     5.59% - 1-21-98 ...............................................................                                       3,389,237
     5.61% - 1-21-98 ...............................................................                                       1,595,013
                                                                                                                          ----------
                                                                                                                           4,984,250
LEASING - 6.1%
International Lease Finance Corporation,
     5.54% - 1-20-98 ...............................................................                1,000,000                997,020
PHH Corporation, ...................................................................                4,957,000
     5.50% - 1-08-98 ...............................................................                                       1,155,808
     5.50% - 1-09-98 ...............................................................                                       1,997,600
     5.53% - 1-23-98 ...............................................................                                       1,793,736
                                                                                                                          ----------
                                                                                                                           5,944,164
                            See accompanying notes.

                                       35

Schedule of Investments
December 31, 1997

SERIES C (Money Market)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Principal
                                                                                                     Amount or
                                                                                                      Number                Market
COMMERICAL PAPER (continued)                                                                        of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS - 4.2%
Bay State Gas Company, .............................................................             $  2,175,000
     5.70% - 1-15-98 ...............................................................                                    $    798,227
     5.71% - 1-22-98 ...............................................................                                         498,334
     6.05% - 1-29-98 ...............................................................                                         870,883
Questar Corporation,
     5.95% - 2-03-98 ...............................................................                1,975,000              1,964,228
                                                                                                                          ----------
                                                                                                                           4,131,672
RETAIL - GROCERY - 1.9%
Winn-Dixie Stores, Inc., ...........................................................                1,900,000
     5.50% - 1-06-98 ...............................................................                                       1,399,034
     5.57% - 1-13-98 ...............................................................                                         499,060
                                                                                                                          ----------
                                                                                                                           1,898,094
TELECOMMUNICATIONS - 3.5%
AT&T Company,
     5.65% - 3-30-98 ...............................................................                1,000,000                986,220
Bell Atlantic Network Funding Corporation,
     5.90% - 1-08-98 ...............................................................                2,400,000              2,397,247
                                                                                                                          ----------
                                                                                                                           3,383,467
                                                                                                                          ----------
Total commercial paper - 71.1% ..............................................................................             69,691,498

U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME LOAN MORTGAGES - 11.2%
     5.87% - 1-30-98 ...............................................................                2,000,000              2,000,040
     5.70% - 3-04-98 ...............................................................                2,000,000              2,000,360
     5.885% - 3-30-98 ..............................................................                2,000,000              2,001,260
     5.90% - 9-30-98 ...............................................................                3,000,000              2,997,300
     5.95% - 11-12-98 ..............................................................                2,000,000              1,999,300
                                                                                                                          ----------
                                                                                                                          10,998,260
SMALL BUSINESS ASSOCIATION POOLS - 17.7%
     #502406, 6.25%, 2006(3) .......................................................                  414,347                414,347
     #502163, 6.50%, 2012(3) .......................................................                  785,959                785,958
     #502353, 6.25%, 2018(3) .......................................................                  129,289                129,289
     #503176, 6.125%, 2020(3) ......................................................                  720,960                724,565
     #503459, 6.00%, 2021(3) .......................................................                1,955,361              1,948,028
     #503283, 6.00%, 2021(3) .......................................................                1,943,158              1,934,960
     #503295, 6.00%, 2021(3) .......................................................                1,484,401              1,484,401
     #503303, 6.00%, 2021(4) .......................................................                1,455,751              1,455,751
     #503308, 6.00%, 2021(4) .......................................................                1,264,372              1,264,372
     #503343, 6.125%, 2021(3 .......................................................                2,004,800              2,004,800
     #503347, 6.125%, 2021(3) ......................................................                5,178,367              5,178,367
                                                                                                                        ------------
                                                                                                                          17,324,838
                                                                                                                        ------------
     Total U.S. government & agencies - 28.9% ...............................................................           $ 28,323,098
                                                                                                                        ------------
     Total investments - 100.0% .............................................................................             98,014,596
     Cash and other assets, less liabilities - 0.00% ........................................................                    234
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $ 98,014,830
                                                                                                                        ============
SERIES D (Worldwide Equity)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-------------
AUSTRALIA - 3.3%
Foster's Brewing Group, Ltd. .......................................................                3,302,000             $6,282,298
QBE Insurance Group, Ltd. ..........................................................                  722,938              3,253,485
                                                                                                                          ----------
                                                                                                                           9,535,783
AUSTRIA - 1.6%
Boehler - Uddeholm AG ..............................................................                   30,900              1,808,690
Wienerberger Baustoffindustrie AG ..................................................                   15,000              2,875,302
                                                                                                                          ----------
                                                                                                                           4,683,992
BELGIUM - 1.6%
Electrabel S.A .....................................................................                   20,400              4,718,718

CANADA - 5.6%
Bombardier, Inc. "B" ...............................................................                  112,800              2,317,452
Hudson's Bay Company ...............................................................                  112,100              2,494,993
Imax Corporation ADR* ..............................................................                  268,300              5,902,600
Tarragon Oil & Gas, Ltd.* ..........................................................                  207,500              1,624,017
Yogen Fruz World-Wide, Inc.* .......................................................                  735,000              3,621,019
                                                                                                                          ----------
                                                                                                                          15,960,081
CHILE - 0.5%
Banco Santander ADR ................................................................                   93,700              1,323,513

FRANCE - 3.9%
Alcatel Alsthom ....................................................................                   21,900              2,784,888
AXA-UAP ............................................................................                   32,600              2,523,632
Elf Aquitaine S.A. ADR .............................................................                   68,100              3,992,363
Sidel S.A ..........................................................................                   25,960              1,721,788
                                                                                                                          ----------
                                                                                                                          11,022,671
GERMANY - 4.5%
Allianz AG .........................................................................                   21,600              5,574,062
Deutsche Bank AG ...................................................................                   76,600              5,359,318
Hoechst AG .........................................................................                   26,300                911,263
Rofin-Sinar Technologies, Inc. ADR* ................................................                   95,900              1,162,788
                                                                                                                          ----------
                                                                                                                          13,007,431
                            See accompanying notes.

                                       36

Schedule of Investments
December 31, 1997

SERIES D (Worldwide Equity)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
GREECE - 0.0%
Hellenic Tellecommunication Organization S.A .......................................                      200             $    4,103

HONG KONG - 0.5%
JCG Holdings, Ltd. .................................................................                3,552,000              1,524,263

HUNGARY - 0.3%
Zalakeramia Rt .....................................................................                   16,535                767,568

INDONESIA - 1.0%
PT Hanjaya Mandala Sampoerna .......................................................                  693,000                523,391
PT Tambang Timah ...................................................................                2,072,500              2,225,315
                                                                                                                          ----------
                                                                                                                           2,748,706
IRELAND - 3.4%
Allied Irish Banks PLC .............................................................                  401,500              3,891,434
Elan Corporation PLC ADR ...........................................................                   88,700              4,540,331
Ryanair Holdings PLC ...............................................................                  297,610              1,412,560
                                                                                                                          ----------
                                                                                                                           9,844,325
ITALY - 1.0%
Telecom Italia SpA .................................................................                  434,900              2,779,627

JAPAN - 4.8%
Acom Company, Ltd. .................................................................                   38,300              2,120,887
Amway Japan, Ltd. ..................................................................                   60,300              1,159,427
Doutor Coffee Company, Ltd. ........................................................                   54,800              1,411,925
Maruko Company, Ltd. ...............................................................                   20,500                111,943
Mitsubishi Estate Company, Ltd. ....................................................                  169,000              1,845,701
Mitsui Fudosan Company, Ltd. .......................................................                  239,000              2,316,086
Nippon Steel Corporation ...........................................................                  695,000              1,031,640
Sony Corporation ...................................................................                   27,600              2,462,370
Tiemco, Ltd. .......................................................................                   27,900                283,246
Yamato Kogyo Company, Ltd. .........................................................                  184,000              1,110,897
                                                                                                                          ----------
                                                                                                                          13,854,122
MALAYSIA - 0.8%
Highlands and Lowlands Berhad ......................................................                  454,000                464,221
Kuala Lumpur Kepong Berhad .........................................................                  615,000              1,319,313
Magnum Corporation Berhad ..........................................................                  639,000                384,152
                                                                                                                          ----------
                                                                                                                           2,167,686
NETHERLANDS - 0.1%
Koninklijke Ahrend Group N.V .......................................................                   13,100                411,631


NEW ZEALAND - 1.4%
Brierley Investments, Ltd. .........................................................                2,844,100              2,031,270
Fletcher Challenge Building ........................................................                  908,900              1,857,704
                                                                                                                          ----------
                                                                                                                           3,888,974
NORWAY - 1.5%
Saga Petroleum ASA "A" .............................................................                  257,800              4,441,096


PHILIPPINES - 0.5%
C & P Homes, Inc. ..................................................................               11,450,150             $  677,272
Ionics Circuit, Inc. ...............................................................                1,448,100                598,856
                                                                                                                          ----------
                                                                                                                           1,276,128
POLAND - 0.2%
E. Wedel S.A .......................................................................                    9,050                464,706

SINGAPORE - 0.4%
Keppek Fels, Ltd. ..................................................................                  398,000              1,110,188

SPAIN - 2.1%
Adolfo Dominguez S.A.* .............................................................                   57,600              1,672,272
Banco Popular Espanol S.A ..........................................................                   28,400              1,984,445
Tele Pizza S.A.* ...................................................................                   28,900              2,332,245
                                                                                                                          ----------
                                                                                                                           5,988,962
SWEDEN - 4.7%
Castellum AB* ......................................................................                  277,200              2,759,995
Fastighets AB Hufvudstaden "A" .....................................................                  506,700              1,947,775
Industrial & Financial Systems "B"* ................................................                  370,200              2,542,851
Skandinaviska Enskilda Banken ......................................................                  116,500              1,475,638
Swedish Match AB ...................................................................                1,414,000              4,722,623
                                                                                                                          ----------
                                                                                                                          13,448,882
SWITZERLAND - 5.0%
Nestle S.A .........................................................................                    1,870              2,806,506
Novartis AG ........................................................................                    3,230              5,248,430
Saurer AG ..........................................................................                    4,500              3,270,370
Schweizerische Lebensversicherungs-und Rentenstalt .................................                    3,830              3,011,901
                                                                                                                          ----------
                                                                                                                          14,337,207
UNITED KINGDOM - 15.6%
Aegis Group PLC ....................................................................                1,695,000              1,910,433
Beazer Group PLC ...................................................................                  198,900                528,541
Capita Group PLC ...................................................................                  355,500              2,158,428
D.F.S. Furniture Company PLC .......................................................                  250,700              2,128,509
George Wimpey PLC ..................................................................                1,764,100              3,076,809
Glaxo Wellcome PLC .................................................................                  205,700              4,867,037
Harvey Nichols PLC .................................................................                  196,200                621,443
Oriflame International S.A .........................................................                  105,000                768,813
PizzaExpress PLC ...................................................................                  215,400              2,658,144
Polypipe PLC .......................................................................                  692,000              2,015,352
Provident Financial PLC ............................................................                  247,600              3,246,986
Regent Inns PLC ....................................................................                  517,600              2,784,925
Rio Tinto PLC ......................................................................                  131,800              1,529,973
Royal Bank of Scotland Group PLC ...................................................                  217,800              2,788,104
Tomkins PLC ........................................................................                  573,800              2,681,331
United Utilities PLC ...............................................................                  186,200              2,405,032
Vodafone Group PLC .................................................................                  477,600              3,485,214
Whitbread PLC ......................................................................                  333,500              4,848,126
                                                                                                                          ----------
                                                                                                                          44,503,200
                            See accompanying notes.

                                       37

Schedule of Investments
December 31, 1997

SERIES D (Worldwide Equity)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 22.8%
Ace Ltd. ...........................................................................                   17,000             $1,640,500
AlliedSignal, Inc. .................................................................                   38,800              1,510,775
Allstate Corporation ...............................................................                   22,200              2,017,425
BJ Services Company* ...............................................................                   20,800              1,496,300
Borders Group, Inc.* ...............................................................                   44,900              1,405,931
Bristol-Myers Squibb Company .......................................................                   16,800              1,589,700
Cardinal Health, Inc. ..............................................................                   24,900              1,870,612
Computer Associates International ..................................................                   25,600              1,353,600
Conseco, Inc. ......................................................................                   25,100              1,140,481
Costco Companies, Inc.* ............................................................                   41,400              1,847,475
Cymer, Inc.* .......................................................................                   37,500                562,500
Diamond Offshore Drilling, Inc. ....................................................                   24,900              1,198,313
Dover Corporation ..................................................................                   33,200              1,199,350
Ecolab, Inc. .......................................................................                   23,800              1,319,412
Eli Lilly & Company ................................................................                   22,900              1,594,412
EMC Corporation* ...................................................................                   52,000              1,426,750
Federal National Mortgage Association ..............................................                   29,900              1,706,169
Fort James Corporation .............................................................                   30,800              1,178,100
Gap, Inc. ..........................................................................                   40,200              1,424,588
Global Industries, Ltd.* ...........................................................                   74,600              1,268,200
Home Depot, Inc. ...................................................................                   20,800              1,224,600
Ingersoll-Rand Company .............................................................                   26,550              1,075,275
Medtronic, Inc. ....................................................................                   24,600              1,286,888
Mobil Corporation ..................................................................                   25,600              1,848,000
NAC Re Corporation .................................................................                   32,400              1,581,525
NationsBank Corporation ............................................................                   25,100              1,526,394
Norwest Corporation ................................................................                   54,600              2,108,925
PepsiCo, Inc. ......................................................................                   32,000              1,166,000
Pfizer, Inc. .......................................................................                   17,100              1,275,019
Praxair, Inc. ......................................................................                   24,400              1,098,000
Procter & Gamble Company ...........................................................                   17,200              1,372,775
Rite Aid Corporation ...............................................................                   27,000              1,584,563
Safeway, Inc.* .....................................................................                   20,400              1,290,300
Sealed Air Corporation* ............................................................                   29,200              1,803,100
Sungard Data Systems, Inc.* ........................................................                   43,600              1,351,600
Texaco, Inc. .......................................................................                   20,000              1,087,500
TJX Companies, Inc. ................................................................                   27,800                955,625
Tosco Corporation ..................................................................                   41,700              1,576,781
Tyco International, Ltd. ...........................................................                   42,800              1,928,675
Unilever NV ........................................................................                   20,900              1,304,944
Union Planters Corporation .........................................................                   21,800              1,481,038
United Healthcare Corporation ......................................................                   20,400              1,013,625
Unum Corporation ...................................................................                   38,000              2,066,250
Walt Disney Company, The ...........................................................                   15,400              1,525,563
Warner-Lambert Company .............................................................                    7,400                917,600
Williams Companies, Inc., The ......................................................                   34,400                976,100
                                                                                                                          ----------
                                                                                                                          65,177,258
                                                                                                                          ----------
     Total common stocks - 87.1% ............................................................................            248,990,821

PREFERRED STOCKS
----------------
GERMANY - 0.9%
Sto Ag Vorzug ......................................................................                    6,990             $2,526,915
                                                                                                                          ----------
     Total investments - 88.0% ..............................................................................            251,517,736
     Cash and other assets, less liabilities - 12.0% ........................................................             34,263,925
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $285,781,661
                                                                                                                          ==========
At December 31, 1997, Series D's investment concentration by industry was as follows:

     Banking ................................................................................................                  8.1%
     Capital Equipment ......................................................................................                  3.4%
     Chemicals ..............................................................................................                  0.4%
     Construction & Housing .................................................................................                  0.2%
     Consumer Durables ......................................................................................                  4.4%
     Consumer Nondurables ...................................................................................                  8.0%
     Electrical and Electronics .............................................................................                  3.8%
     Energy Sources .........................................................................................                  6.7%
     Financial Services .....................................................................................                 10.7%
     Health & Personal Care .................................................................................                  7.3%
     Materials ..............................................................................................                 12.2%
     Merchandising ..........................................................................................                  1.8%
     Multi-industry .........................................................................................                  2.8%
     Real Estate ............................................................................................                  3.1%
     Services ...............................................................................................                  8.3%
     Telecommunications .....................................................................................                  3.2%
     Trade ..................................................................................................                  0.6%
     Transportation .........................................................................................                  0.5%
     Utilities ..............................................................................................                  2.5%
     Cash, short-term instruments and other assets, less liabilities ........................................                 12.0%
                                                                                                                         ----------
     Total net assets .......................................................................................                100.0%
                                                                                                                         ==========
                            See accompanying notes.

                                       38

Schedule of Investments
December 31, 1997

SERIES E (High Grade Income)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal               Market
CORPORATE BONDS                                                                                      Amount                 Value
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 3.8%
Southwest Airlines Company, 7.875% - 2007 ..........................................             $  2,550,000             $2,820,938
United Airlines, 11.21% - 2014 .....................................................                1,825,000              2,527,625
                                                                                                                          ----------
                                                                                                                           5,348,563
BANKS - 14.8%
ABN AMRO Bank NV,
     7.55% - 2006 ..................................................................                1,050,000              1,123,500
     7.30% - 2026 ..................................................................                1,500,000              1,524,375
Abbey National PLC, 6.69% - 2005 ...................................................                2,750,000              2,808,437
Argentaria Capital Funding, 6.375% - 2006 ..........................................                2,000,000              1,953,590
BCH Cayman Islands, 7.70% - 2006 ...................................................                2,500,000              2,650,000
Bank of New York, Inc., 6.50% - 2003 ...............................................                3,275,000              3,291,375
Den Danske Bank, 7.40% - 2010 ......................................................                2,000,000              2,107,500
PNC Funding Corporation, 7.75% - 2004 ..............................................                2,300,000              2,463,875
Santander Financial Issuances, Ltd., 7.00% - 2006 ..................................                2,800,000              2,873,500
                                                                                                                          ----------
                                                                                                                          20,796,152
BROKERS, DEALERS & SERVICES - 5.4%
Lehman Brothers, Inc., 7.25% - 2003 ................................................                2,250,000              2,325,938
Merrill Lynch, 7.375% - 2006 .......................................................                2,500,000              2,662,500
Morgan Stanley Group, Inc., 7.25% - 2023 ...........................................                2,500,000              2,559,374
                                                                                                                          ----------
                                                                                                                           7,547,812
CABLE SYSTEMS - 0.8%
Rogers Cablesystems, Ltd., 9.625% - 2002 ...........................................                1,100,000              1,168,750

COMMUNICATIONS - 5.0%
Centennial Cellular, 8.875% - 2001 .................................................                  800,000                815,000
Comcast Corporation, 9.125% - 2006 .................................................                1,000,000              1,062,500
New Jersey Bell, 6.625% - 2008 .....................................................                1,000,000              1,006,250
Paramount Communications, 7.50% - 2023 .............................................                1,000,000                947,500
Rogers Communication, Inc., 9.125% - 2006 ..........................................                  900,000                913,500
Valassis Communications, 9.55% - 2003 ..............................................                2,000,000              2,247,500
                                                                                                                          ----------
                                                                                                                           6,992,250
ELECTRONIC COMPANIES - 0.8%
Cal Energy Company, Inc., 9.50% - 2006 .............................................                1,000,000              1,087,500

ENTERTAINMENT - 0.6%
Speedway Motorsports Inc., 8.50% - 2007 ............................................             $    775,000             $  792,438

FINANCE - 5.1%
Associates Corporation, N.A., 7.55% - 2006 .........................................                1,000,000              1,077,500
GE Capital Corporation, 8.625% - 2008 ..............................................                1,750,000              2,058,438
Homeside, Inc., 11.25% - 2003 ......................................................                1,250,000              1,481,250
US West Capital Funding, Inc., 7.30% - 2007 ........................................                2,500,000              2,575,000
                                                                                                                          ----------
                                                                                                                           7,192,188
FOOD & BEVERAGES - 6.0%
Anheuser-Busch Companies, Inc., 7.10% - 2007 .......................................                2,425,000              2,518,968
Carrols Corporation, Inc., 11.50% - 2003 ...........................................                1,750,000              1,859,375
Chiquita Brands International, Inc., 10.25% - 2006 .................................                1,750,000              1,911,875
Panamerican Beverage, Inc., 8.125% - 2003 ..........................................                2,050,000              2,139,688
                                                                                                                          ----------
                                                                                                                           8,429,906
FUNERAL HOMES - 1.7%
Loewen Group International, Inc., 8.25% - 2003 .....................................                2,275,000              2,402,968

HOSPITAL MANAGEMENT - 1.5%
Tenet Healthcare, 10.125% - 2005 ...................................................                2,000,000              2,180,000

MEDIA - 2.4%
Time Warner Entertainment, 10.15% - 2012 ...........................................                1,790,000              2,302,388
Westinghouse Electric Company, 8.375% - 2002 .......................................                1,050,000              1,098,563
                                                                                                                          ----------
                                                                                                                           3,400,951
MANUFACTURING - 0.7%
Agrium, Inc., 7.00% - 2004 .........................................................                1,000,000              1,020,000

MOTOR VEHICLES & EQUIPMENT - 2.6%
Chrysler Corporation, 7.45% - 2027 .................................................                2,375,000              2,559,063
Ford Motor Company, 7.25% - 2008 ...................................................                1,000,000              1,061,250
                                                                                                                          ----------
                                                                                                                           3,620,313
                            See accompanying notes.

                                       39

Schedule of Investments
December 31, 1997

SERIES E (High Grade Income) (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal               Market
CORPORATE BONDS (continued)                                                                          Amount                 Value
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS COMPANIES - 5.0%
Petroleum Geo-Services, 7.50% - 2007 ...............................................             $  2,050,000             $2,167,875
Seagull Energy Corporation, 8.625% - 2005 ..........................................                1,500,000              1,563,750
Transocean Offshore, Inc., 8.00% - 2027 ............................................                2,000,000              2,272,500
Union Pacific Resources, 7.50% - 2026 ..............................................                1,000,000              1,073,750
                                                                                                                          ----------
                                                                                                                           7,077,875
PUBLISHING & PRINTING - 2.2%
K-III Communications Corporation, 10.25% - 2004 ....................................                  555,000                596,625
Quebecor Printing Capital, 7.25% - 2007 ............................................                2,350,000              2,479,250
                                                                                                                          ----------
                                                                                                                           3,075,875
RETAIL TRADE - 2.4%
Sears, 6.41% - 2001 ................................................................                2,350,000              2,361,750
Zale's Corporation, 8.50% - 2007 ...................................................                1,000,000                987,500
                                                                                                                          ----------
                                                                                                                           3,349,250
STEEL & METAL PRODUCTS - 0.9%
AK Steel, 10.75% - 2004 ............................................................                1,250,000              1,334,375

TOBACCO PRODUCTS - 1.5%
Dimon, Inc., 8.875% - 2006 .........................................................                  500,000                540,000
Phillip Morris Company, Inc., 6.80% - 2003 .........................................                1,075,000              1,088,438
Standard Commercial Tobacco Corporation, 8.875% - 2005 .............................                  500,000                503,125
                                                                                                                          ----------
                                                                                                                           2,131,563
UTILITIES - 1.3%
Tennessee Gas Pipeline, 7.50% - 2017 ...............................................                1,700,000              1,821,124
                                                                                                                          ----------
     Total corporate bonds - 64.5 % .........................................................................             90,769,853

TRUST PREFERRED SECURITIES(8)
-----------------------------
FINANCE - 4.0%
Countrywide Capital Industries, Inc.,  8.00% - 2026 ................................                1,000,000              1,053,750
Washington Mutual Capital, 8.375% - 2002 ...........................................                2,000,000              2,195,000
SI Financing, Inc., 9.50% - 2027 ...................................................                   88,940              2,401,380
                                                                                                                          ----------
                                                                                                                           5,650,130
INSURANCE - 1.2%
Travelers Capital Trust, 7.75% - 2036 ..............................................                1,650,000              1,740,750
                                                                                                                          ----------
Total trust preferred securities - 5.2% .....................................................................              7,390,880

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 7.4%
Federal Home Loan Mortgage Corporation,
     FHR 1339 C, 8.00% - 2006 ......................................................             $  1,000,000             $1,051,495
     FHR 112 H, 8.80% - 2020 .......................................................                  758,063                773,539
     FHR 1311 J, 7.50% - 2021 ......................................................                3,325,000              3,421,803
     FHR 1930 AB, 7.50% - 2023 .....................................................                2,390,671              2,437,985
Federal National Mortgage Association,
     FNR 1994-79 B, 7.00% - 2019 ...................................................                1,700,000              1,717,604
     FNR 1992-88 L, 8.00% - 2021 ...................................................                1,000,000              1,048,334
                                                                                                                          ----------
                                                                                                                          10,450,760
U.S. GOVERNMENT SECURITIES - 4.4%
Government National Mortgage Association,
     GNMA 39238, 9.50% - 2009 ......................................................                  356,395                382,911
     GNR 1997-10 B, 7.5% - 2019 ....................................................                2,500,000              2,552,888
     GNMA II 181907, 9.50% - 2020 ..................................................                  319,068                341,172
     GNMA 305617, 9.00% - 2021 .....................................................                  292,163                311,009
     GNMA 301465, 9.00% - 2021 .....................................................                  223,541                237,960
     GNMA II 2445, 8.00% - 2027 ....................................................                2,311,361              2,386,202
                                                                                                                          ----------
                                                                                                                           6,212,142
NON-AGENCY SECURITIES - 1.1%
Chase Capital Mortgage Securities Company, 1997-1B, 7.37% - 2007 ...................                1,500,000              1,573,125
                                                                                                                          ----------
     Total mortgage backed securities - 12.9% ...............................................................             18,236,027

GOVERNMENT SECURITIES
---------------------
U.S. GOVERNMENT SECURITIES - 16.0%
U.S. Treasury Notes,
     6.50% - 2006 ..................................................................                5,600,000              5,862,751
     7.00% - 2006 ..................................................................                4,700,000              5,072,381
U.S. Treasury Bonds,
     6.00% - 2026 ..................................................................                3,000,000              2,993,820
     6.625% - 2027 .................................................................                4,100,000              4,447,803
                                                                                                                          ----------
                                                                                                                          18,376,755
Federal National Mortgage Association, 6.59% - 2007 ................................                1,000,000              1,034,130

Private Export Funding Corporation, 7.11% - 2007 ...................................                3,000,000              3,206,250
                                                                                                                          ----------
     Total U.S. government securities - 16.0% ...............................................................             22,617,135

                            See accompanying notes.

                                       40

Schedule of Investments
December 31, 1997

SERIES E (High Grade Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                                                                                   Amount or
                                                                                                     Number                 Market
GOVERNMENT SECURITIES (continued)                                                                  of Shares                Value
------------------------------------------------------------------------------------------------------------------------------------
CANADIAN GOVERNMENT AGENCIES - 0.4%
British Columbia Province, 6.50% - 2026 ............................................             $    500,000           $    501,250
                                                                                                                        ------------
     Total government securities - 16.4% ....................................................................             23,118,385
                                                                                                                        ------------
     Total investments - 99.0% ..............................................................................            139,515,145
     Cash and other assets, less liabilities - 1.0% .........................................................              1,393,390
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $140,908,535
                                                                                                                        ============
SERIES J (Emerging Growth)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.7%
Sundstrand Corporation .............................................................                   33,000             $1,662,375

AIR FREIGHT - 0.7%
Expeditors International of Washington, Inc. .......................................                   38,000              1,463,000

AIRLINES - 0.2%
ASA Holdings, Inc. .................................................................                   17,000                483,437

AUTO PARTS & EQUIPMENT - 1.0%
Snap-On Tools ......................................................................                   50,300              2,194,338

BANKS - MAJOR REGIONAL - 3.0%
Northern Trust Corporation .........................................................                   60,000              4,185,000
State Street Corporation ...........................................................                   40,500              2,356,594
Wilmington Trust Corporation .......................................................                    4,000                249,500
                                                                                                                          ----------
                                                                                                                           6,791,094
BEVERAGES - SOFT DRINK - 3.3%
Coca-Cola Enterprises, Inc. ........................................................                  210,200              7,475,238

BIOTECHNOLOGY - 1.7%
BioChem Pharma, Inc.* ..............................................................                   62,500              1,304,688
Biogen, Inc.* ......................................................................                   32,800              1,193,100
Centocor, Inc.* ....................................................................                   39,000              1,296,750
                                                                                                                          ----------
                                                                                                                           3,794,538
CHEMICALS - BASIC - 1.9%
Praxair, Inc. ......................................................................                   55,500              2,497,500
Solutia, Inc. ......................................................................                   64,100              1,710,669
                                                                                                                          ----------
                                                                                                                           4,208,169
CHEMICALS - SPECIALTY - 2.9%
Betz Dearborn, Inc. ................................................................                   16,000                977,000
Crompton, & Knowles Corporation ....................................................                   40,000              1,060,000
Cytec Industries, Inc.* ............................................................                   24,000              1,126,500
M.A. Hanna Company .................................................................                   38,300                967,075
Sigma-Aldrich Corporation ..........................................................                   59,000              2,345,250
                                                                                                                          ----------
                                                                                                                           6,475,825
COMMUNICATIONS - EQUIPMENT - 5.0%
ADC Telecommunications, Inc.* ......................................................                   70,500             $2,943,375
Ciena Corporation* .................................................................                   21,000              1,283,625
Comverse Technology, Inc.* .........................................................                   84,000              3,276,000
Harris Corporation .................................................................                   50,000              2,293,750
Tellabs, Inc.* .....................................................................                   30,500              1,612,688
                                                                                                                          ----------
                                                                                                                          11,409,438
COMPUTER SOFTWARE/SERVICES - 6.7%
America OnLine, Inc.* ..............................................................                   52,500              4,682,344
BMC Software, Inc.* ................................................................                   28,000              1,837,500
Computer Sciences Corporation* .....................................................                   29,000              2,421,500
Electronics For Imaging, Inc.* .....................................................                   95,000              1,579,375
PeopleSoft, Inc.* ..................................................................                   84,000              3,276,000
Rational Software Corporation* .....................................................                  110,000              1,251,250
                                                                                                                          ----------
                                                                                                                          15,047,969
CONTAINERS - METAL/GLASS - 1.9%
Crown Cork & Seal Company, Inc. ....................................................                   87,500              4,385,937

DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc. ..............................................................                   30,900              2,321,362

ELECTRIC COMPANIES - 1.6%
AES Corporation* ...................................................................                   77,500              3,613,438

ELECTRICAL EQUIPMENT - 2.3%
Samnina Corporation* ...............................................................                   33,000              2,235,750
SCI Systems, Inc.* .................................................................                   66,000              2,875,125
                                                                                                                          ----------
                                                                                                                           5,110,875
ELECTRONICS - INSTRUMENTATION - 1.7%
EG & G, Inc. .......................................................................                  120,000              2,497,500
The Perkin-Elmer Corporation .......................................................                   18,700              1,328,869
                                                                                                                          ----------
                                                                                                                           3,826,369
ELECTRONICS - SEMICONDUCTORS - 3.7%
Altera Corporation* ................................................................                   47,000              1,556,875
Analog Devices, Inc.* ..............................................................                   80,500              2,228,844
Atmel Corporation* .................................................................                   53,300                989,381
Linear Technology Corporation ......................................................                   41,000              2,362,625
Xilinx, Inc.* ......................................................................                   37,000              1,297,313
                                                                                                                          ----------
                                                                                                                           8,435,038
FINANCIAL - DIVERSE - 1.1%
Sunamerica, Inc. ...................................................................                   59,000              2,522,250

FOODS - 2.1%
Dole Food Company, Inc. ............................................................                   33,200              1,518,900
Interstate Bakeries ................................................................                   87,000              3,251,625
                                                                                                                          ----------
                                                                                                                           4,770,525
GAMING & LOTTERY - 1.5%
Circus Circus Enterprises, Inc.* ...................................................                  160,000              3,280,000

                            See accompanying notes.

                                       41

Schedule of Investments
December 31, 1997

SERIES J (Emerging Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE - LONG TERM CARE - 1.5%
Integrated Health Services, Inc. ...................................................                  110,000             $3,430,625

HEALTH CARE - SPECIALIZED SERVICES - 0.7%
Quintiles Transnational Corporation* ...............................................                   43,800              1,675,350

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
Leggett & Platt, Inc. ..............................................................                   51,300              2,148,188

HOUSEHOLD PRODUCTS - 0.5%
Dial Corporation ...................................................................                   50,000              1,040,625

INSURANCE - LIFE/HEALTH - 2.4%
AFLAC, Inc. ........................................................................                  105,000              5,368,125

INSURANCE - PROPERTY - 1.1%
Progressive Corporation (Ohio) .....................................................                   21,000              2,517,375

INVESTMENT BANK/BROKERAGE - 1.3%
Franklin Resources, Inc. ...........................................................                   35,000              3,042,812

LEISURE TIME - 0.5%
Callaway Golf Company ..............................................................                   41,200              1,176,775

LODGING - HOTELS - 0.9%
La Quinta Inns, Inc. ...............................................................                  101,000              1,950,562

MANUFACTURING - DIVERSIFIED - 1.8%
Carlisle Companies, Inc. ...........................................................                   16,400                701,100
Illinois Tool Works, Inc. ..........................................................                   57,000              3,427,125
                                                                                                                          ----------
                                                                                                                           4,128,225
MANUFACTURING - SPECIALIZED - 2.6%
Diebold, Inc. ......................................................................                   37,500              1,898,437
Sealed Air Corporation* ............................................................                   39,700              2,451,475
US Filter Corporation* .............................................................                   49,750              1,489,391
                                                                                                                          ----------
                                                                                                                           5,839,303
MEDICAL PRODUCTS & SUPPLIES - 2.0%
ATL Ultrasound, Inc.* ..............................................................                   53,500              2,461,000
Stryker Corporation ................................................................                   43,500              1,620,375
Sunrise Medical, Inc.* .............................................................                   30,200                466,213
                                                                                                                          ----------
                                                                                                                           4,547,588
NATURAL GAS - 0.8%
Sonat, Inc. ........................................................................                   42,000              1,921,500

OFFICE EQUIPMENT & SUPPLIES - 1.6%
Corporate Express, Inc.* ...........................................................                  176,000              2,266,000
Herman Miller, Inc. ................................................................                   25,000              1,364,062
                                                                                                                          ----------
                                                                                                                           3,630,062
OIL & GAS - DRILLING & EQUIPMENT - 2.1%
ENSCO International, Inc. ..........................................................                   77,000              2,579,500
Smith International, Inc.* .........................................................                   34,500              2,117,437
                                                                                                                          ----------
                                                                                                                           4,696,937
OIL & GAS EXPLORATION & PRODUCTION - 4.4%
Anadarko Petroleum Corporation .....................................................                   32,600             $1,978,412
Apache Corporation .................................................................                  135,000              4,733,438
Forcenergy, Inc.* ..................................................................                  126,000              3,299,625
                                                                                                                          ----------
                                                                                                                          10,011,475
PHARMACEUTICALS - 4.8%
Dura Pharmaceuticals, Inc.* ........................................................                   77,500              3,555,313
Jones Medical Industries, Inc. .....................................................                   40,000              1,530,000
Mylan Laboratories, Inc. ...........................................................                  105,400              2,206,812
Teva Pharmaceutical
Industries, Ltd. ADR ...............................................................                   75,000              3,548,438
                                                                                                                          ----------
                                                                                                                          10,840,563
RAILROADS - 0.5%
Illinois Central Corporation .......................................................                   33,000              1,124,063

RETAIL - COMPUTERS & ELECTRONICS - 0.6%
Comp USA, Inc.* ....................................................................                   47,000              1,457,000

RETAIL - DEPARTMENT STORES - 0.4%
Family Dollar Stores, Inc. .........................................................                   31,000                908,687

RETAIL - GENERAL MERCHANDISE - 1.2%
Dollar Tree Stores, Inc.* ..........................................................                   67,500              2,792,811

RETAIL - SPECIALTY - 4.7%
Bed Bath & Beyond, Inc.* ...........................................................                   32,500              1,251,250
General Nutrition Companies, Inc.* .................................................                   77,000              2,618,000
Payless Shoesource, Inc.* ..........................................................                   39,000              2,617,875
Staples, Inc.* .....................................................................                  119,250              3,309,187
Tiffany & Company ..................................................................                   19,500                703,219
                                                                                                                          ----------
                                                                                                                          10,499,531
SERVICES - ADVERTISING/MARKETING - 1.8%
Acxiom Corporation* ................................................................                   22,000                423,500
Omnicom Group, Inc. ................................................................                   85,000              3,601,875
                                                                                                                          ----------
                                                                                                                           4,025,375
SERVICES - COMMERCIAL & CONSUMER - 4.7%
Angelica Corporation ...............................................................                   16,500                373,312
Apollo Group, Inc.* ................................................................                   56,000              2,646,000
Cintas Corporation .................................................................                   52,000              2,028,000
Manpower, Inc. .....................................................................                   43,000              1,515,750
Robert Half International, Inc.* ...................................................                   47,250              1,890,000
Stewart Enterprises, Inc. (CI. A) ..................................................                   49,000              2,284,625
                                                                                                                          ----------
                                                                                                                          10,737,687
SERVICES - COMPUTER SYSTEMS - 0.6%
Sungard Data Systems, Inc.* ........................................................                   45,000              1,395,000

SERVICES - DATA PROCESSING - 1.8%
Fiserv, Inc.* ......................................................................                   25,500              1,252,687
Paychex, Inc. ......................................................................                   56,100              2,840,063
                                                                                                                          ----------
                                                                                                                           4,092,750
TELECOMMUNICATION - LONG DISTANCE - 1.1%
LCI International, Inc.* ...........................................................                   83,200              2,558,400

                            See accompanying notes.

                                       42

Schedule of Investments
December 31, 1997

SERIES J (Emerging Growth)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT - 1.6%
U.S.A. Waste Services, Inc.* .......................................................                   92,200           $  3,618,850
                                                                                                                        ------------
     Total common stocks - 93.0% ............................................................................            210,447,459
     Cash and other assets, less liabilities - 7.0% .........................................................             15,849,981
                                                                                                                        ------------
     Total net assets - 100.0% ..............................................................................           $226,297,440
                                                                                                                        ============
SERIES K (Global Aggressive Bond)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
----------------------
ARGENTINA - 5.0%
Republic of Argentina, 5.50% - 2023(5) .............................................             $  1,000,000             $  733,750

BRAZIL - 4.9%
Government of Brazil "C", 4.50% - 2014(6) ..........................................             $    912,208                716,083

COSTA RICA - 2.6%
Banco Costa Rica, 6.25% - 2010 .....................................................             $    459,015                380,982

DOMINICAN REPUBLIC - 4.6%
Central Bank of Dominican Republic, 6.875% - 2024(7) ...............................             $    850,000                680,000

ECUADOR - 2.6%
Republic of Ecuador, 6.6875% - 2025(7) .............................................             $    500,000                377,604

GREECE - 7.2%
Hellenic Republic, 11.00% - 2003(2) ................................................              310,000,000              1,056,640

HUNGARY - 6.0%
Government of Hungary,
     21.00% - 1999(2) ..............................................................               40,000,000                204,173
     23.00% - 1999(2) ..............................................................              130,000,000                670,947
                                                                                                                          ----------
                                                                                                                             875,120
MEXICO - 2.8%
United Mexican States, 6.25% - 2019 ................................................             $    500,000                417,188

PHILIPPINES - 3.5%
Central Bank Philippines, 6.00% - 2008 .............................................             $    600,000                521,836

POLAND - 3.0%
Government of Poland, 16.00% - 1998(2) .............................................                1,675,000                443,541

SOUTH AFRICA - 6.3%
Electricity Supply Commission, 11.00% - 2008(2) ....................................                2,600,000             $  450,692
Republic of South Africa, 12.00% - 2005(2) .........................................                2,500,000                474,386
                                                                                                                          ----------
                                                                                                                             925,078
UNITED KINGDOM - 4.2%
United Kingdom Treasury Bond, 7.50% - 2006(2) ......................................                  350,000                620,162
                                                                                                                          ----------
     Total government obligations - 52.7% ...................................................................              7,747,984

CORPORATE BONDS
---------------
CANADA - 7.4%
CHC Helicopter, 11.50% - 2002 ......................................................             $    500,000                533,750
Roger's Communication, Inc., 10.50% - 2006 .........................................             $    500,000                377,276
Stelco, Inc., 10.40% - 2009 ........................................................             $    200,000                180,903
                                                                                                                          ----------
                                                                                                                           1,091,929
CZECH REPUBLIC - 3.7%
CEZ, a.s., 11.30% - 2005(2) ........................................................               13,000,000                325,071
Skofin, S.R.O., a.s., 11.625% - 1998(2) ............................................                7,700,000                218,902
                                                                                                                          ----------
                                                                                                                             543,973
DENMARK - 9.9%
Nykredit, 7.00% - 2026(2) ..........................................................                3,454,609                504,780
Realkredit Danmark, 7.00% - 2026(2) ................................................                3,458,412                506,346
Unikredit Realkredit, 7.00% - 2026(2) ..............................................                2,982,500                437,321
                                                                                                                          ----------
                                                                                                                           1,448,447

UNITED STATES - 15.5%
Archibald Candy Corporation, 10.25% - 2004 .........................................             $    500,000                522,500
BA Mortgage Securities 1997-2 B4, 7.25% - 2027 .....................................             $    499,002                356,007
Chiquita Brands International, Inc., 10.25% - 2006 .................................             $    250,000                273,125
Citicorp Mortgage Securities, Inc., 7.25% - 2027 ...................................             $    408,448                287,270
Countrywide Home Loans, 7.50% - 2027 ...............................................             $    701,717                650,843
Residential Asset Securitization Trust, 7.50% - 2011 ...............................             $    231,709                184,453
                                                                                                                          ----------
                                                                                                                           2,274,198
                                                                                                                          ----------
     Total corporate bonds - 36.5% ..........................................................................              5,358,547

                            See accompanying notes.

                                       43

Schedule of Investments
December 31, 1997

SERIES K (Global Aggresive Bond)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
                                                                                                   Number                   Market
SHORT TERM INVESTMENTS                                                                           of Shares                  Value
------------------------------------------------------------------------------------------------------------------------------------
MEXICO - 2.9%
Mexican Cetes, 0% - 3-5-98(2) ......................................................                3,600,000            $  432,169

TURKEY - 2.7%
Government of Turkey Treasury Bill, 0% -5-27-98(2) .................................          110,000,000,000               393,945

UNITED STATES - 0.6%
United States Treasury Bill, 0% - 01-22-98 .........................................             $    100,000                99,717
                                                                                                                         ----------
     Total short-term investments - 6.2% ....................................................................               925,831
                                                                                                                         ----------
     Total investments - 95.4% ..............................................................................            14,032,362

WRITTEN OPTIONS
---------------
Call option on Government of Brazil "C" Bond, strike price
     77.8125 USD - January 1998 (premium $19,300) - 0.0% ...................................................                (25,186)

     Cash and other assets, less liabilities - 4.6% ........................................................                671,495
                                                                                                                       ------------
     Total net assets - 100% ...............................................................................           $ 14,678,671
                                                                                                                       ============
SERIES M (Specialized Asset Allocation)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
BANKS & CREDITS - 4.2%
Citicorp, 7.125% - 2003 ............................................................             $  1,000,000            $1,033,750
Star Bank Cincinnati, 6.375% - 2004 ................................................             $  1,000,000             1,000,000
                                                                                                                         ----------
                                                                                                                          2,033,750
BROKERAGE - 0.6%
Merrill Lynch & Company, Inc., 8.00% - 2007 ........................................             $    250,000               277,188

COMMUNICATIONS - 0.1%
News America Holdings, 8.625% - 2003 ...............................................             $     40,000                43,700

FINANCIAL SERVICES - 0.3%
MCN Investment Corporation, 6.32% - 2003 ...........................................             $    125,000               124,375

INDUSTRIAL SERVICES - 4.1%
Black & Decker, 7.50% - 2003 .......................................................             $  1,000,000             1,045,000
Rite Aid Corporation, 6.70% - 2001 .................................................             $    400,000               406,000
Xerox Corporation, 8.125% - 2002 ...................................................             $    500,000               535,000
                                                                                                                         ----------
                                                                                                                          1,986,000
INSURANCE - 2.3%
Hartford Life, Inc., 7.10% - 2007 ..................................................             $  1,100,000             1,131,625

PETROLEUM - 0.2%
Occidental Petroleum Corporation, 6.24% - 2000 .....................................             $    110,000            $  110,137

RENTAL AUTO/EQUIPMENT - 2.3%
Hertz Corporation, 7.00% - 2004 ....................................................             $  1,100,000             1,128,875

TELECOMMUNICATIONS - 1.1%
U.S. West Capital Funding, Inc., 7.30% - 2007 ......................................             $    500,000               515,000

TRANSPORTATION - NON-RAIL - 1.1%
Airborne Freight Corporation, 7.35% - 2005 .........................................             $    500,000               511,250
                                                                                                                         ----------
     Total corporate bonds - 16.3% ..........................................................................             7,861,900

COMMON STOCKS
-------------
BIOTECHNOLOGY - 1.5%
Amgen, Inc.* .......................................................................                    2,800               151,550
Centocor, Inc.* ....................................................................                    3,300               109,725
Chiron Corporation* ................................................................                    7,400               125,800
Genome Therapeutics Corporation* ...................................................                   16,800               106,050
Genzyme Corporation* ...............................................................                    2,600                72,150
Intercardia, Inc.* .................................................................                    3,100                55,413
Millennium Pharmaceutical, Inc.* ...................................................                    3,400                64,600
NeXstar Pharmaceuticals, Inc.* .....................................................                    5,100                58,012
                                                                                                                         ----------
                                                                                                                            743,300
BROADCAST MEDIA - 1.3%
TCI Satellite Entertainment, Inc.* .................................................                    1,200                 8,250
Tele-Communications, Inc.* .........................................................                   12,000               335,250
U.S. West Media Group* .............................................................                   10,000               288,750
                                                                                                                         ----------
                                                                                                                            632,250
COMPUTERS - NETWORKING - 1.8%
Bay Networks, Inc.* ................................................................                    9,400               240,288
3Com Corporation* ..................................................................                    6,600               230,587
Cabletron Systems, Inc.* ...........................................................                    9,800               147,000
Cisco Systems, Inc.* ...............................................................                    4,950               275,963
                                                                                                                         ----------
                                                                                                                            893,838
COMPUTERS - PERIPHERALS - 1.9%
EMC Corporation* ...................................................................                    6,000                64,625
Iomega Corporation* ................................................................                    8,600               106,963
Lexmark International Group, Inc.* .................................................                    4,900               186,200
Quantum Corporation* ...............................................................                    7,000               140,437
Read-Rite Corporation* .............................................................                    4,200                66,150
Seagate Technology, Inc.* ..........................................................                    2,400                46,200
Storage Technology Corporation* ....................................................                    3,300               204,394
                                                                                                                         ----------
                                                                                                                            914,969
                            See accompanying notes.

                                       44

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                       Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE - 1.5%
Beneficial Corporation .............................................................                    1,600             $  133,000
Capital One Financial Corporation ..................................................                    2,600                140,888
Contifinancial Corporation* ........................................................                    4,200                105,787
Greentree Financial Corporation ....................................................                    2,800                 73,325
Household International, Inc. ......................................................                    1,100                140,319
MBNA Corporation ...................................................................                    4,500                122,906
                                                                                                                          ----------
                                                                                                                             716,225
ENTERTAINMENT - 1.9%
King World Productions, Inc. .......................................................                    4,300                248,325
Time Warner, Inc. ..................................................................                    5,000                310,000
Viacom, Inc.* ......................................................................                    6,000                245,250
The Walt Disney Company ............................................................                    1,200                118,875
                                                                                                                          ----------
                                                                                                                             922,450
GAMING & LOTTERY - 2.2%
Circus Circus Enterprises, Inc.* ...................................................                    8,900                182,450
Harrah's Entertainment, Inc.* ......................................................                   13,300                251,038
International Game Technology ......................................................                   14,400                363,600
Mirage Resorts, Inc.* ..............................................................                   10,900                247,975
                                                                                                                          ----------
                                                                                                                           1,045,063
GOLD COMPANIES - 5.5%
Barrick Gold Corporation ...........................................................                   24,400                454,450
Battle Mountain Gold Company .......................................................                   90,000                528,750
Echo Bay Mines, Ltd.* ..............................................................                   99,000                241,313
Hecla Mining Company* ..............................................................                   24,500                120,969
Homestake Mining Company ...........................................................                   39,000                346,125
Newmont Mining Corporation .........................................................                   14,700                431,812
Placer Dome, Inc. ..................................................................                   34,400                436,450
Stillwater Mining Company* .........................................................                    6,600                110,550
                                                                                                                          ----------
                                                                                                                           2,670,419
LEISURE TIME PRODUCTS - 0.7%
Brunswick Corporation ..............................................................                    6,400                194,000
Callaway Golf Company ..............................................................                    5,300                151,381
                                                                                                                          ----------
                                                                                                                             345,381
LONG-TERM HEALTH CARE - 1.9%
Beverly Enterprises* ...............................................................                    6,900                 89,700
Genesis Health Ventures, Inc.* .....................................................                    6,400                168,800
Healthsouth Corporation* ...........................................................                    9,675                268,481
Health Care and Retirements Corporation* ...........................................                    3,100                124,775
Integrated Health Services, Inc. ...................................................                    4,300                134,106
Mariner Health Group, Inc.* ........................................................                    9,000                146,250
PharMerica, Inc.* ..................................................................                        1                      2
                                                                                                                          ----------
                                                                                                                             932,114
MANAGED HEALTH CARE - 1.2%
Express Scripts, Inc.* .............................................................                    3,100                186,000
Healthcare Compare Corporation* ....................................................                    3,100                158,488
Oxford Health Plans* ...............................................................                    2,100                 32,681
Pacificare Health Systems, Inc.* ...................................................                    1,600                 83,800
United Healthcare Corporation ......................................................                    2,600                129,187
                                                                                                                          ----------
                                                                                                                             590,156
RESTAURANTS - 2.1%
Applebees International, Inc. ......................................................                    3,000             $   54,188
Brinker International, Inc.* .......................................................                   12,000                192,000
CKE Restaurants, Inc. ..............................................................                    2,750                115,844
Cracker Barrel Old Country
Store, Inc. ........................................................................                    5,000                166,875
McDonald's Corporation .............................................................                    2,500                119,375
Outback Steakhouse, Inc.* ..........................................................                    5,000                143,750
Ryan's Family Steak House, Inc.* ...................................................                   10,000                 85,625
Wendy's International, Inc. ........................................................                    5,000                120,312
                                                                                                                          ----------
                                                                                                                             997,969
RETAIL - SPECIALTY - 1.4%
AutoZone, Inc.* ....................................................................                    3,500                101,500
Claire's Stores ....................................................................                    4,100                 79,693
OfficeMax, Inc.* ...................................................................                    7,200                102,600
The Pep Boys - Manny, Moe & Jack ...................................................                    3,800                 90,725
Staples, Inc.* .....................................................................                    3,600                 99,900
Toys "R" Us, Inc.* .................................................................                    2,900                 91,169
Viking Office Products, Inc.* ......................................................                    4,300                 93,794
                                                                                                                          ----------
                                                                                                                             659,381
TELECOMMUNICATIONS - 1.8%
Ameritech Corporation ..............................................................                    2,200                177,100
Bell Atlantic Corporation ..........................................................                    1,804                164,164
Bellsouth Corporation ..............................................................                    2,900                163,306
GTE Corporation ....................................................................                    3,100                161,975
SBC Communication, Inc. ............................................................                    2,560                187,520
                                                                                                                          ----------
                                                                                                                             854,065
TRUCKING - 1.6%
Caliber System, Inc. ...............................................................                    4,200                204,487
Rollins Truck Leasing Corporation ..................................................                    9,500                169,813
Ryder System, Inc. .................................................................                    4,000                131,000
USFreightways Corporation ..........................................................                    4,800                156,000
Werner Enterprises, Inc. ...........................................................                    6,600                135,300
                                                                                                                          ----------
                                                                                                                             796,600
TRUCKING PARTS & SUPPLIES - 2.1%
Cummins Engine Company, Inc. .......................................................                    3,700                218,531
Navistar International Corporation* ................................................                   18,900                468,956
PACCAR, Inc. .......................................................................                    6,200                325,500
                                                                                                                          ----------
                                                                                                                           1,012,987
                                                                                                                          ----------
     Total common stocks - 30.4% ............................................................................             14,727,167

U.S. GOVERNMENT AGENCIES
------------------------
FEDERAL HOME LOAN MORTGAGES - 0.8%
     6.00% - 2006 ..................................................................             $     57,863                 57,348
     7.00% - 2020 ..................................................................             $    250,000                250,598
     7.00% - 2021 ..................................................................             $    100,000                 99,784
                                                                                                                          ----------
                                                                                                                             407,730
                            See accompanying notes.

                                       45

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
                                                                                                   Number                   Market
U.S. GOVERNMENT AGENCIES (continued)                                                              of Shares                  Value
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.0%
     7.17% - 2007 ..................................................................             $    500,000             $  507,950
     6.50% - 2018 ..................................................................             $    140,000                138,250
     6.95% - 2020 ..................................................................             $    170,000                169,609
     7.50% - 2020 ..................................................................             $    160,000                162,683
                                                                                                                          ----------
                                                                                                                             978,492
U.S. TREASURY NOTE - 1.7%
     6.875% - 1999 .................................................................             $    800,000                815,016
                                                                                                                          ----------
     Total U.S. government & government agencies - 4.5% .....................................................              2,201,238

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. ...................................................                    4,600                126,787
Avalon Properties, Inc. ............................................................                    4,000                123,750
CBL & Associates Properties Trust ..................................................                    4,600                113,562
Duke Realty Investment, Inc. .......................................................                    5,700                138,225
Equity Residential Properties, Inc. ................................................                    2,300                116,294
Federal Realty Investment Trust ....................................................                    4,350                112,012
General Growth Property, Inc. ......................................................                    3,550                128,244
Glimcher Realty Trust ..............................................................                    5,550                125,222
Health Care Property Investors, Inc. ...............................................                    3,200                121,000
Kimco Realty Corporation ...........................................................                    3,600                126,900
Merry Land & Investment Company ....................................................                    5,200                118,950
New Plan Realty Trust ..............................................................                    5,100                130,050
Post Properties, Inc. ..............................................................                    2,850                115,781
Public Storage, Inc. ...............................................................                    3,800                111,625
Security Capital Pacific Trust .....................................................                    5,100                123,675
Security Capital Pacific Trust - Warrants ..........................................                      268                  1,407
Simon Debartolo Group, Inc. ........................................................                    3,700                120,944
Spieker Properties, Inc. ...........................................................                    3,200                137,200
United Realty Trust Dominion .......................................................                    7,700                107,319
Washington Real Estate Investment Trust ............................................                    6,400                107,200
Weingarten Realty Investors ........................................................                    2,700                120,994
                                                                                                                          ----------
     Total real estate investment trusts - 5.0% .............................................................              2,427,141

FOREIGN STOCKS
--------------
BELGIUM - 5.8%
Bekaert SA .........................................................................                       50                 29,757
Cementbedrijven Cimenteries ........................................................                      600                 53,927
Compagnie Benelux Paribas SA (COBEPA) ..............................................                      900                 40,931
Delhaize - Le Lion .................................................................                    1,550                 78,651
Electrabel .........................................................................                    1,900                439,488
Fortis AG ..........................................................................                    1,750                365,116
Gevaert Photo Productions ..........................................................                      900                 41,296
Groupe Bruxelles Lambert ...........................................................                      700                101,269
Kredietbank ........................................................................                    1,050                440,689
Petrofina SA .......................................................................                    1,050             $  387,552
Royale Belgium .....................................................................                      650                185,088
Solvay SA ..........................................................................                    5,000                314,441
Tractebel Investment International .................................................                    3,500                305,129
Union Miniere* .....................................................................                      500                 34,683
                                                                                                                          ----------
                                                                                                                           2,818,017

DENMARK - 5.6%
A/S Dampskibssellskabet Svendborg ..................................................                        4                261,712
A/S Forsikringsselskabet Codan .....................................................                      514                 72,440
Aktieselskabet Potagua .............................................................                    1,605                 42,661
Bang & Olufsen Holding A/S .........................................................                      927                 55,236
BG Bank A/S ........................................................................                    1,515                102,000
Carlsberg A/S ......................................................................                    2,240                121,163
Cheminova Holding A/S ..............................................................                    2,433                 57,208
D/S Norden A/S .....................................................................                      398                 47,954
Danisco A/S ........................................................................                    2,768                153,616
Danske Traelast ....................................................................                      616                 54,878
Den Danske Bank ....................................................................                    2,779                370,549
Finansierings Instituttet for Industri og Handvaerk A/S ............................                    2,146                 56,414
Finansieringsselskabet Gefion A/S ..................................................                    2,728                 51,395
FLS Industries A/S .................................................................                    2,409                 57,488
ISS International Service System A/S* ..............................................                    1,682                 61,903
J. Lauritzen Holding A/S* ..........................................................                    1,007                 84,564
Jyske Bank A/S .....................................................................                      692                 84,388
Korn-OG Foderstof Kompangniet A/S ..................................................                    1,736                 48,171
Novo Nordisk A/S ...................................................................                    2,989                427,797
Radiometer A/S .....................................................................                    1,067                 43,321
Sophus Berendsen A/S ...............................................................                      996                164,371
Sydbank A/S ........................................................................                    1,224                 69,716
Tele Danmark A/S ...................................................................                    1,073                 66,600
Topdanmark A/S* ....................................................................                      345                 65,501
Tryg-Baltica Forsikring A/S ........................................................                    1,449                 94,266
                                                                                                                          ----------
                                                                                                                           2,715,312

GERMANY - 8.1%
Allianz AG .........................................................................                    2,140                552,245
BASF AG ............................................................................                    7,919                282,752
Bayer AG ...........................................................................                    5,365                199,169
Bayerische Motoren Werke (BMW) AG ..................................................                      300                224,411
Continental AG .....................................................................                    1,198                 26,984
Daimler-Benz AG ....................................................................                    2,850                201,302
Degussa AG .........................................................................                      860                 42,569
Deutsche Bank AG ...................................................................                    5,108                357,381
Deutsche Telekom AG ................................................................                   18,700                346,327
Dresdner Bank AG ...................................................................                    4,589                208,772
Friedrich Grohe AG- Vorzugsak ......................................................                       43                 10,762
Heidelberger Zement AG .............................................................                      518                 36,328
Hochtief AG ........................................................................                    1,070                 44,037
Linde AG ...........................................................................                       86                 52,182

                            See accompanying notes.

                                       46

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number             Market
FOREIGN STOCKS (continued)                                                                              of Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
GERMANY (continued)
Merck KGAA .........................................................................                    1,113             $   37,450
Muenchener Rueckversicherungs-Gesellschaft AG ......................................                      430                163,578
Preussag AG ........................................................................                      428                131,634
SAP AG .............................................................................                      728                220,864
Siemens AG .........................................................................                    7,662                462,351
Veba AG ............................................................................                    4,766                324,706
                                                                                                                          ----------
                                                                                                                           3,925,804
ITALY - 7.1%
Assicurazioni Gererali .............................................................                   12,650                310,884
Banco Ambrosiano Veneto ............................................................                    9,000                 34,463
Banco Commerciale Italiane .........................................................                   37,000                128,705
Benetton Group SPA .................................................................                    2,600                 42,574
Credito Italiano ...................................................................                   37,500                115,703
Edison SPA .........................................................................                   19,000                114,989
ENI SPA ............................................................................                   32,600                184,943
Fiat SPA ...........................................................................                   77,000                224,076
Ina-Instituto Naz Assicuraz ........................................................                  115,977                235,169
Instituto Bancario San Paolo di Torino .............................................                   12,500                119,485
Instituto Mobiliare Italiano .......................................................                   11,441                135,894
Mediobanca .........................................................................                   23,000                180,696
Montedison SPA .....................................................................                   51,800                 46,556
Olivetti Group* ....................................................................                   27,200                 16,446
Pirelli SPA ........................................................................                   85,000                227,404
Ras-Riun Adriat Di Sicurta .........................................................                    4,500                 44,160
Sirti SPA ..........................................................................                    4,000                 24,208
Telecom Italia Mobile SPA - RNC ....................................................                   27,614                 78,563
Telecom Italia Mobile SPA ..........................................................                  138,200                638,238
Telecom Italia SPA - RNC ...........................................................                   11,625                 51,287
Telecom Italia SPA .................................................................                   72,220                461,588
                                                                                                                          ----------
                                                                                                                           3,416,031
JAPAN - 12.2%
All Nippon Airways Company, Ltd ....................................................                   16,000                 61,529
Asahi Glass Company, Ltd. ..........................................................                   16,000                 76,295
Bank of Tokyo-Mitsubishi, Ltd. .....................................................                   16,000                221,503
Bank of Yokohama, Ltd. .............................................................                    9,000                 23,812
Bridgestone Corporation ............................................................                    4,000                 87,063
Canon, Inc. ........................................................................                    4,000                 93,523
Chubu Electric Power Company, Inc. .................................................                    4,800                 73,465
Dai Nippon Printing Company, Ltd. ..................................................                    5,000                 94,215
Daiei, Inc. ........................................................................                    8,000                 33,225
East Japan Railway Company .........................................................                       10                 45,300
Fanuc, Ltd. ........................................................................                      900                 34,194
Fuji Bank, Ltd. ....................................................................                   15,000                 60,913
Fuji Photo Film Company ............................................................                    2,000                 76,911
Fujitsu, Ltd. ......................................................................                    9,000                 96,907
Hitachi, Ltd. ......................................................................                   17,000                121,596
Honda Motor Company, Ltd. ..........................................................                    5,000                184,201
Industrial Bank of Japan, Ltd. .....................................................                   13,000                 92,985
Ito-Yokado Company, Ltd. ...........................................................                    1,000                 51,146
Japan Airlines Company, Ltd.* ......................................................                   16,000                 43,685
Kansai Electric Power Company ......................................................                    5,000             $   84,986
Kawasaki Heavy Industries ..........................................................                   16,000                 24,858
Kawasaki Steel Corporation .........................................................                   49,000                 67,081
Kinki Nippon Railway Company, Ltd. .................................................                   20,000                107,213
Kirin Brewery Company, Ltd. ........................................................                   10,000                 73,065
Komatsu, Ltd. ......................................................................                    8,000                 40,301
Kyocera Corporation ................................................................                    2,000                 91,062
Marubeni Corporation ...............................................................                   24,000                 42,270
Marui Company, Ltd. ................................................................                    3,000                 46,839
Matsushita Electric Industrial Company, Ltd. .......................................                   12,000                176,279
Mitsubishi Corporation .............................................................                   21,000                166,358
Mitsubishi Estate Company, Ltd .....................................................                    8,000                 87,370
Mitsubishi Heavy Industrial, Ltd. ..................................................                   26,000                108,782
Mitsubishi Motors Corporation ......................................................                   17,000                 57,529
Mitsui Fudosan Company, Ltd. .......................................................                    9,000                 87,217
NEC Corporation ....................................................................                   10,000                106,906
Nippon Oil Company, Ltd. ...........................................................                   16,000                 41,470
Nippon Steel Corporation ...........................................................                   47,000                 69,766
Nippon Telegraph & Telephone Corporation ...........................................                       30                258,420
Nippondenso Company, Ltd. ..........................................................                    5,000                 90,370
Nissan Motor Company, Ltd. .........................................................                   16,000                 66,451
Normura Securities Company, Ltd. ...................................................                   12,000                160,589
Sankyo Company, Ltd. ...............................................................                    3,000                 68,066
Secom Company, Ltd. ................................................................                    1,000                 64,143
Seibu Railway, Ltd. ................................................................                    4,000                175,356
Sekisui House, Ltd. ................................................................                   18,000                116,150
Seven-Eleven Japan Company, Ltd. ...................................................                    2,000                142,131
Sharp Corporation ..................................................................                    8,000                 55,253
Shin-Etsu Chemical Company .........................................................                    5,000                 95,754
Sony Corporation ...................................................................                    1,600                142,746
Sumitomo Bank, Ltd. ................................................................                   20,000                229,194
Sumitomo Chemical Company ..........................................................                   23,000                 53,068
Taisho Pharmaceutical Company, Ltd. ................................................                    3,000                 76,834
Takeda Chemical Industries .........................................................                    4,000                114,443
Tokai Bank, Ltd. ...................................................................                    9,000                 42,085
Tokio Marine & Fire Insurance Company ..............................................                   10,000                113,828
Tokyo Electric Power Company .......................................................                   14,500                265,418
Tokyu Corporation ..................................................................                   25,000                 96,907
Toshiba Corporation ................................................................                   17,000                 70,996
Toyoda Automatic Loom Works, Ltd. ..................................................                    3,000                 55,376
Toyota Motor Corporation ...........................................................                   10,000                287,646
                                                                                                                          ----------
                                                                                                                           5,893,044
                                                                                                                          ----------
     Total foreign stocks - 38.8% ...........................................................................             18,768,208

                            See accompanying notes.

                                       47

Schedule of Investments
December 31, 1997

SERIES M (Specialized Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Principal
                                                                                                     Amount or
                                                                                                      Number               Market
FOREIGN WARRANTS                                                                                    of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
Gevaert NV, Warrants - 2000 ........................................................                      900             $    4,032
Tractebel Warrants - 1999 ..........................................................                      600                  1,539
                                                                                                                          ----------
     Total foreign warrants - 0.0% ..........................................................................                  5,571

TEMPORARY CASH INVESTMENTS
--------------------------
FEDERAL MORTGAGE CORPORATION DISCOUNT NOTE - 3.1%
     5.59% - 2-20-98 ...............................................................             $  1,500,000              1,488,523

MONEY MARKET FUND - 1.6%
Vista Federal Money Market Fund ....................................................                  765,000                765,000
                                                                                                                        ------------
Total temporary cash investments - 4.7% .....................................................................              2,253,523
                                                                                                                        ------------
     Total investments - 99.7% ..............................................................................             48,244,748
     Cash and other assets, less liabilities - 0.3% .........................................................                134,062
                                                                                                                        ------------
     Total net assets - 100% ................................................................................           $ 48,378,810
                                                                                                                        ============
SERIES N (Managed Asset Allocation)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
ADVERTISING - 0.1%
ITT Publimedia, 9.375% - 2007 ......................................................             $     50,000             $   52,625

AEROSPACE/DEFENSE - 0.4%
B.E. AeroSpace, 9.875% - 2006 ......................................................             $     35,000                 36,925
Raytheon Company, 6.50% - 2005 .....................................................             $    100,000                100,625
                                                                                                                          ----------
                                                                                                                             137,550
AUTOMOBILES - 0.1%
Venture Holdings Trust, 9.50% - 2005 ...............................................             $     50,000                 50,375

BANKS & CREDIT - 0.4%
B.F. Saul Reit, 11.625% - 2002 .....................................................             $     50,000                 53,375
Banker's Trust - NY, 7.25% - 2003 ..................................................             $    100,000                103,375
                                                                                                                          ----------
                                                                                                                             156,750
BROADCAST MEDIA - 0.1%
American Radio Systems, 9.00% - 2006 ...............................................             $     50,000                 53,375

BUILDING/CONSTRUCTION PRODUCTS - 0.1%
Synthetic Industries, 9.25% - 2007 .................................................             $     50,000                 52,875

BUILDING MATERIALS - 0.1%
Falcon Building, 9.50% - 2007 ......................................................             $     50,000             $   51,500

CABLE SYSTEMS - 0.8%
Comcast Cable Communications, 8.125% - 2004 ........................................                  100,000                107,625
Frontiervision, 11.00% - 2006 ......................................................                   50,000                 55,625
Fundy Cable, Ltd., 11.00% - 2005 ...................................................                   50,000                 53,875
Marcus Cable Operating Company, 0.00% - 2004(1).....................................                   50,000                 46,500
Northland Cable Television, 10.25% - 2007 ..........................................                   50,000                 52,688
                                                                                                                          ----------
                                                                                                                             316,313
CHEMICALS - SPECIALTY - 0.3%
Agricultural Minerals & Chemicals, 10.75% - 2003 ...................................                   50,000                 53,625
Sterling Chemicals, Inc., 11.25% - 2007 ............................................                   50,000                 52,750
                                                                                                                          ----------
                                                                                                                             106,375
COAL MINING - 0.1%
AEI Holdings, 10.00% - 2007 ........................................................                   50,000                 51,250

COMMERCIAL SERVICES - 0.1%
Dyncorp, Inc., 9.50% - 2007 ........................................................                   50,000                 50,750

CONSUMER GOODS & SERVICES - 0.6%
Coinmach Corporation Series B, 11.75% - 2005 .......................................                   50,000                 55,250
Doane Products Company, 10.625% - 2006 .............................................                   50,000                 53,313
Revlon Consumer Products Company, 10.50% - 2003 ....................................                   75,000                 79,031
Windy Hill Pet Food Company, 9.75% - 2007 ..........................................                   50,000                 52,000
                                                                                                                          ----------
                                                                                                                             239,594
COSMETICS - 0.3%
American Safety Razor Company, 9.875% - 2005 .......................................                  100,000                106,625

ELECTRIC UTILITIES - 1.3%
Florida Power & Light Company, 5.70% - 1998 ........................................                  100,000                100,000
Midwest Power System, 7.125% - 2003 ................................................                  140,000                145,425
Monongahela Power, 8.50% - 2022 ....................................................                  100,000                105,125
Southern California Edison, 6.50% - 2001 ...........................................                   50,000                 50,438
Texas Utilities, 5.875% - 1998 .....................................................                  110,000                110,000
                                                                                                                          ----------
                                                                                                                             510,988
                            See accompanying notes.

                                       48

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal            Market
CORPORATE BONDS (continued)                                                                            Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.5%
Celestica International, 10.50% - 2006 .............................................             $     25,000             $   27,062
Communications & Power Industry, 12.00% - 2005 .....................................                   50,000                 55,625
Fairchild Semiconductor, 10.125% - 2007 ............................................                   50,000                 52,750
Viasystems, Inc., 9.75% - 2007 .....................................................                   50,000                 51,563
                                                                                                                          ----------
                                                                                                                             187,000
ENTERTAINMENT - 0.8%
AMC Entertainment, Inc., 9.50% - 2009 ..............................................                   50,000                 51,688
Six Flags Theme Parks, 0.00% - 2005(1)..............................................                   75,000                 78,281
Time Warner Entertainment, 7.25% - 2008 ............................................                  100,000                104,625
United Artists Theatre, 9.30% - 2015 ...............................................                   48,706                 49,741
                                                                                                                          ----------
                                                                                                                             284,335
ENVIRONMENTAL - 0.2%
Allied Waste North America, 10.25% - 2006 ..........................................                   50,000                 54,687

FINANCIAL SERVICES - 1.2%
Conseco, Inc., 8.125% - 2003 .......................................................                  100,000                105,750
Intertek Finance PLC, 10.25% - 2006 ................................................                   50,000                 52,250
New York Life Insurance, 7.50% - 2023 ..............................................                  100,000                103,875
Ocwen Capital Trust, 10.875% - 2027 ................................................                  100,000                108,125
Salomon, Inc., 6.75% - 2003 ........................................................                  100,000                101,125
                                                                                                                          ----------
                                                                                                                             471,125
FOOD & BEVERAGES - 0.4%
Ameriserve Food Distributors, 10.125% - 2007 .......................................                   50,000                 52,375
Archibald Candy Corporation, 10.25% - 2004 .........................................                   50,000                 52,250
Aurora Foods, Inc., 9.875% - 2007 ..................................................                   50,000                 52,625
                                                                                                                          ----------
                                                                                                                             157,250
FOOD WHOLESALERS - 0.3%
Price/Costco, Inc., 7.125% - 2005 ..................................................                  100,000                104,500

HEALTH CARE - SERVICES - 0.1%
Vencor, Inc., 8.625% - 2007 ........................................................                   50,000                 50,000

HOTEL/MOTEL - 0.6%
Courtyard by Marriott, 10.75% - 2008 ...............................................                   50,000                 54,938
Grand Casinos, 10.125% - 2003 ......................................................                   50,000                 53,937
Host Marriott Travel Plaza, 9.50% - 2005 ...........................................                   50,000                 53,125
Rio Hotel & Casino, Inc.,
     10.625% - 2005 ................................................................                   30,000                 32,400
     9.50% - 2007 ..................................................................                   25,000                 26,500
                                                                                                                          ----------
                                                                                                                             220,900
LEASING - 0.3%
Penske Truck Leasing, 6.65% - 2000 .................................................                  100,000                101,500

MANUFACTURING - 0.2%
International Wire Group, 11.75% - 2005 ............................................                   50,000                 54,625

MEDICAL - 0.2%
Owens & Minor, Inc., 10.875% - 2006 ................................................                   25,000                 27,562
Quest Diagnostic, Inc., 10.75% - 2006 ..............................................                   25,000                 27,375
                                                                                                                          ----------
                                                                                                                              54,937
METALS & MINERALS - 0.4%
Freeport McMoran Resources, 7.00% - 2008 ...........................................                   50,000                 50,063
Haynes International, Inc., 11.625% - 2004 .........................................                   50,000                 57,625
Maxxam Group, Inc., 11.25% - 2003 ..................................................                   50,000                 53,000
                                                                                                                          ----------
                                                                                                                             160,688
MISCELLANEOUS - 0.3%
Energy Corporation of America, 9.50% - 2007 ........................................                   50,000                 50,000
McDonald's Corporation, 6.625% - 2005 ..............................................                   50,000                 51,000
                                                                                                                          ----------
                                                                                                                             101,000
OIL - 0.3%
Kelley Oil & Gas Corporation, 10.375% - 2006 .......................................                   50,000                 53,250
Pride Petroleum Services, Inc., 9.375% - 2007 ......................................                   50,000                 53,750
                                                                                                                          ----------
                                                                                                                             107,000
PACKAGING & CONTAINERS - 0.6%
Bway Corporation, 10.25% - 2007 ....................................................                   50,000                 54,063
Container Corporation of America, 10.75% - 2002 ....................................                  100,000                109,000
Plastic Containers, Inc., 10.00% - 2006 ............................................                   25,000                 26,312
U.S. Can Corporation, 10.125% - 2006 ...............................................                   50,000                 52,750
                                                                                                                          ----------
                                                                                                                             242,125
                            See accompanying notes.

                                       49

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal
                                                                                                       Amount or
                                                                                                        Number              Market
CORPORATE BONDS (continued)                                                                            of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING - 0.1%
Sun Media Corporation, 9.50% - 2007 ................................................             $     50,000             $   53,625

RETAIL - SPECIALTY - 0.3%
Safelite Glass Corporation, 9.875% - 2006 ..........................................             $     49,693                 54,414
Specialty Retailers, 8.50% - 2005 ..................................................             $     50,000                 50,875
                                                                                                                          ----------
                                                                                                                             105,289
TELECOMMUNICATIONS - 0.7%
Lucent Technologies, Inc., 6.90% - 2001 ............................................             $    100,000                102,500
Sprint Spectrum LP, 11.00% - 2006 ..................................................             $    100,000                112,250
Telewest Communication PLC, 0.00% - 2007(1) ........................................             $     50,000                 39,000
                                                                                                                          ----------
                                                                                                                             253,750
TEXTILES - 0.3%
Dan River, Inc., 10.125% - 2003 ....................................................             $     50,000                 53,375
Dyersburg Corporation, 9.75% - 2007 ................................................             $     50,000                 52,375
                                                                                                                          ----------
                                                                                                                             105,750
TRANSPORTATION - 0.1%
Stena AB, 8.75% - 2007 .............................................................             $     50,000                 50,625

TRANSPORTATION - MISCELLANEOUS - 0.1%
Sea Containers, Ltd., 12.50% - 2004 ................................................             $     30,000                 34,012
                                                                                                                          ----------
     Total corporate bonds - 12.8% ..........................................................................              4,891,668

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.5%
Boeing Company .....................................................................                    2,515                123,058
Lockheed Martin Corporation ........................................................                      500                 49,250
Northrop Grumman Corporation .......................................................                      200                 23,000
Raytheon Company (CI. A)* ..........................................................                      121                  5,975
                                                                                                                          ----------
                                                                                                                             201,283
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company .....................................................                    1,801                 39,059

AIRLINES - 0.3%
AMR Corporation* ...................................................................                      400                 51,400
Delta Air Lines, Inc. ..............................................................                      200                 23,800
KLM Royal Dutch Air Lines NV ADR ...................................................                      800                 30,200
                                                                                                                          ----------
                                                                                                                             105,400
ALUMINUM - 0.1%
Aluminum Company of America ........................................................                      600                 42,225

AUTO PARTS & EQUIPMENT - 0.2%
Eaton Corporation ..................................................................                      200             $   17,850
Genuine Parts Company ..............................................................                    1,150                 39,028
TRW, Inc. ..........................................................................                      700                 37,363
                                                                                                                          ----------
                                                                                                                              94,241
AUTOMOBILES - 1.0%
Chrysler Corporation ...............................................................                      700                 24,631
Echlin, Inc. .......................................................................                      800                 28,950
Ford Motor Company .................................................................                    3,000                146,063
General Motors Corporation .........................................................                    1,900                115,188
Honda Motor Company, Ltd. ADR ......................................................                      700                 51,712
                                                                                                                          ----------
                                                                                                                             366,544
BANKS - MAJOR REGIONAL - 3.6%
Banc One Corporation ...............................................................                    1,600                 86,900
Banco Frances Del Rio De La Plata ADR ..............................................                      805                 22,037
Bankamerica Corporation ............................................................                    1,800                131,400
Citicorp ...........................................................................                    1,100                139,081
Corestates Financial Corporation ...................................................                      900                 72,056
Fifth Third Bancorp ................................................................                      750                 61,313
First Chicago NBD Corporation ......................................................                      800                 66,800
First Union Corporation ............................................................                    1,600                 82,000
Fleet Financial Group, Inc. ........................................................                      800                 59,950
Huntington Bancshares, Inc. ........................................................                      700                 25,200
Keycorp ............................................................................                      700                 49,569
Mellon Bank Corporation ............................................................                      900                 54,563
J.P. Morgan & Company, Inc. ........................................................                      500                 56,438
NationsBank Corporation ............................................................                    1,800                109,463
Norwest Corporation ................................................................                    2,000                 77,250
PNC Bank Corporation ...............................................................                      915                 52,212
State Street Boston Corporation ....................................................                      600                 34,912
U.S. Bancorp .......................................................................                      777                 86,975
Wells Fargo & Company ..............................................................                      300                101,831
                                                                                                                          ----------
                                                                                                                           1,369,950
BANKS - MONEY CENTER - 0.3%
Chase Manhattan Corporation ........................................................                    1,112                121,764

BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc. .....................................................                    1,200                 52,800
Diageo PLC ADR .....................................................................                      900                 34,087
LVMH Moet Hennessy Lou ADR .........................................................                    1,000                 33,125
                                                                                                                          ----------
                                                                                                                             120,012

BEVERAGES - SOFT DRINK - 1.3%
Coca-Cola Company ..................................................................                    5,700                379,762
PepsiCo, Inc. ......................................................................                    3,600                131,175
                                                                                                                          ----------
                                                                                                                             510,937
BIOTECHNOLOGY - 0.1%
Amgen, Inc.* .......................................................................                      800                 43,300

                            See accompanying notes.

                                       50

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
BROADCAST MEDIA - 0.5%
Clear Channel Communications, Inc.* ................................................                      400             $   31,775
Comcast Corporation (CI. A) ........................................................                    1,100                 34,719
U.S. West Media Group ..............................................................                    1,800                 51,975
Viacom, Inc. (CI. B)* ..............................................................                    1,400                 58,012
                                                                                                                          ----------
                                                                                                                             176,481
BUILDING MATERIALS - 0.1%
Masco Corporation ..................................................................                      700                 35,613

CHEMICALS - BASIC - 1.2%
Akzo Nobel NV ADR ..................................................................                    1,300                112,938
Dow Chemical Company ...............................................................                      700                 71,050
du Pont (E.I.) de Nemours & Company ................................................                    2,800                168,175
FMC Corporation* ...................................................................                      300                 20,194
Great Lakes Chemical Corporation ...................................................                      700                 31,413
Morton International, Inc. .........................................................                      900                 30,937
Solutia, Inc. ......................................................................                      280                  7,472
                                                                                                                          ----------
                                                                                                                             442,179
CHEMICALS - DIVERSIFIED - 0.2%
Monsanto Company ...................................................................                    1,600                 67,200

CHEMICALS - SPECIALTY - 0.3%
Minnesota Mining & Manufacturing Company ...........................................                    1,100                 90,269
Rohm & Haas Company ................................................................                      400                 38,300
                                                                                                                          ----------
                                                                                                                             128,569
COMMUNICATIONS EQUIPMENT - 0.9%
Lucent Technologies ................................................................                    1,486                118,694
Motorola, Inc. .....................................................................                    1,600                 91,300
Oy Nokia AB Corporation ADR ........................................................                      300                 21,000
Northern Telecom, Ltd. .............................................................                      800                 71,200
Tellabs, Inc.* .....................................................................                      700                 37,013
                                                                                                                          ----------
                                                                                                                             339,207
COMPUTER HARDWARE - 1.6%
Compaq Computer Company* ...........................................................                    1,800                101,588
Dell Computer Corporation* .........................................................                    1,200                100,800
Hewlett-Packard Company ............................................................                    2,300                143,750
International Business Machines Corporation ........................................                    2,100                219,581
Sun Microsystems, Inc.* ............................................................                    1,100                 43,862
                                                                                                                          ----------
                                                                                                                             609,581
COMPUTER SOFTWARE/SERVICES - 1.4%
Adobe Systems, Inc. ................................................................                      100                  4,125
Ceridian Corporation* ..............................................................                      600                 27,487
Computer Associates International, Inc. ............................................                    1,500                 79,313
Microsoft Corporation* .............................................................                    2,700                348,975
Novell, Inc.* ......................................................................                    3,000                 22,500
Oracle Corporation* ................................................................                    2,150                 47,972
Parametric Technology Company* .....................................................                      400                 18,950
                                                                                                                          ----------
                                                                                                                             549,322
COMPUTERS - NETWORKING - 0.3%
Bay Networks, Inc.* ................................................................                      400             $   10,225
Cisco Systems, Inc.* ...............................................................                    2,100                117,075
                                                                                                                          ----------
                                                                                                                             127,300
COMPUTERS - PERIPHERALS - 0.1%
Seagate Technology* ................................................................                    1,100                 21,175

CONSUMER FINANCE - 0.2%
Greentree Financial Corporation ....................................................                      600                 15,712
Household International, Inc. ......................................................                      400                 51,025
                                                                                                                          ----------
                                                                                                                              66,737
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc. ................................................................                      500                 22,031
Owens-Illinois, Inc.* ..............................................................                      600                 22,763
                                                                                                                          ----------
                                                                                                                              44,794
ELECTRIC COMPANIES - 1.2%
Duke Energy Corporation ............................................................                    1,100                 60,913
Edison International ...............................................................                    1,700                 46,219
Empresa Nacional Electricidad S.A. ADR .............................................                    2,400                 43,650
Empresa Nacional de Electricidad Chile S.A. ADR ....................................                      500                  8,844
Entergy Corporation ................................................................                    1,100                 32,931
FPL Group, Inc. ....................................................................                      700                 41,431
Niagra Mohawk Power Corporation* ...................................................                    2,400                 25,200
P G & E Corporation ................................................................                    1,600                 48,700
Southern Company ...................................................................                    2,300                 59,513
Texas Utilities Company ............................................................                    1,000                 41,562
Unicom Corporation .................................................................                    1,100                 33,825
                                                                                                                          ----------
                                                                                                                             442,788
ELECTRICAL EQUIPMENT - 1.7%
Emerson Electric Company ...........................................................                    1,300                 73,369
General Electric Company ...........................................................                    7,500                550,312
Rockwell International Corporation .................................................                      700                 36,575
                                                                                                                          ----------
                                                                                                                             660,256
ELECTRONIC EQUIPMENT - 0.4%
Hitachi, Ltd. ADR ..................................................................                      300                 20,756
Phillips Electronics NV ADR ........................................................                    2,000                121,000
                                                                                                                          ----------
                                                                                                                             141,756
ELECTRONICS - DEFENSE - 0.1%
Raytheon Company (CI. B) ...........................................................                      500                 25,250

ELECTRONICS - INSTRUMENTATION - 0.1%
Honeywell, Inc. ....................................................................                      500                 34,250

                            See accompanying notes.

                                       51

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number                 Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 1.0%
Altera Corporation* ................................................................                      600             $   19,875
Analog Devices, Inc.* ..............................................................                      667                 18,467
Applied Materials, Inc.* ...........................................................                    1,300                 39,163
Intel Corporation ..................................................................                    3,800                266,950
Texas Instruments, Inc. ............................................................                      600                 27,000
Xilinx, Inc.* ......................................................................                      400                 14,025
                                                                                                                          ----------
                                                                                                                             385,480
ENTERTAINMENT - 0.6%
The Walt Disney Company ............................................................                    1,614                159,887
Time Warner, Inc. ..................................................................                    1,300                 80,600
                                                                                                                          ----------
                                                                                                                             240,487
FINANCIAL - DIVERSE - 2.0%
American Express Company ...........................................................                    1,000                 89,250
American General Corporation .......................................................                      800                 43,250
Banco Bilbao Viz ADR ...............................................................                    3,000                 96,937
Fannie Mae .........................................................................                    2,700                154,069
Federal Home Loan Mortgage Corporation .............................................                    1,800                 75,487
H & R Block, Inc. ..................................................................                      500                 22,406
Merrill Lynch & Company, Inc. ......................................................                      400                 29,175
Morgan Stanley, Dean Witter, Discover and Company ..................................                    1,230                 72,724
Sunamerica, Inc. ...................................................................                      500                 21,375
Travelers Group, Inc. ..............................................................                    2,947                158,770
                                                                                                                          ----------
                                                                                                                             763,443
FOODS - 1.3%
CPC International, Inc. ............................................................                      500                 53,875
Conagra, Inc. ......................................................................                    1,400                 45,937
Earthgrains Company ................................................................                       64                  3,008
General Mills ......................................................................                      700                 50,138
Heinz (H.J.) Company ...............................................................                    1,100                 55,894
Kellogg Company ....................................................................                    1,200                 59,550
Ralston Purina Group ...............................................................                      400                 37,175
Sara Lee Corporation ...............................................................                    1,300                 73,206
Unilever NY ADR ....................................................................                    1,600                 99,900
                                                                                                                          ----------
                                                                                                                             478,683
FOOTWEAR - 0.1%
Nike, Inc. (CI. B) .................................................................                      800                 31,400

GAMING & LOTTERY - 0.0%
Mirage Resorts, Inc.* ..............................................................                      300                  6,825

GOLD COMPANIES - 0.1%
Barrick Gold Corporation ...........................................................                    1,600                 29,800
Placer Dome, Inc. ..................................................................                    1,500                 19,031
                                                                                                                          ----------
                                                                                                                              48,831
HARDWARE & TOOLS - 0.1%
Black & Decker Corporation .........................................................                      500                 19,531

HEALTH CARE - DIVERSE - 1.7%
Abbott Laboratories ................................................................                    1,800             $  118,012
American Home Products Corporation .................................................                    1,700                130,050
Bristol-Myers Squibb Company .......................................................                    2,200                208,175
Johnson & Johnson ..................................................................                    3,100                204,213
                                                                                                                          ----------
                                                                                                                             660,450
HEALTH CARE - LONG-TERM CARE - 0.1%
HEALTHSOUTH Corporation* ...........................................................                    1,400                 38,850

HEALTH CARE - MANAGED CARE - 0.1%
United Healthcare Corporation ......................................................                      700                 34,781

HEALTH CARE - PHARMACEUTICALS - 2.5%
Glaxo Wellcome PLC ADR .............................................................                      900                 43,087
Eli Lilly & Company ................................................................                    2,600                181,025
Merck & Company, Inc. ..............................................................                    2,600                276,250
Pfizer, Inc. .......................................................................                    2,800                208,775
Pharmacia & Upjohn, Inc. ...........................................................                    1,600                 58,600
Schering-Plough Corporation ........................................................                    1,800                111,825
Warner Lambert Company .............................................................                      700                 86,800
                                                                                                                          ----------
                                                                                                                             966,362
HOMEBUILDING - 0.1%
PPG Industries, Inc. ...............................................................                      700                 39,988

HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corporation ................................................                    2,000                 59,250

HOUSEHOLD PRODUCTS - 1.0%
Colgate-Palmolive Company ..........................................................                      900                 66,150
Kimberly-Clark Corporation .........................................................                    1,600                 78,900
Procter & Gamble Company ...........................................................                    3,200                255,400
                                                                                                                          ----------
                                                                                                                             400,450
INSURANCE - LIFE/HEALTH - 0.3%
Aetna, Inc. ........................................................................                      544                 38,386
Torchmark Corporation ..............................................................                      600                 25,237
Unum Corporation ...................................................................                      800                 43,500
                                                                                                                          ----------
                                                                                                                             107,123
INSURANCE - MULTI-LINE - 0.9%
American International Group, Inc. .................................................                    1,800                195,750
Cigna Corporation ..................................................................                      300                 51,919
General Re Corporation .............................................................                      300                 63,600
Loews Corporation ..................................................................                      400                 42,450
                                                                                                                          ----------
                                                                                                                             353,719
INSURANCE - PROPERTY - 0.6%
Allstate Corporation ...............................................................                    1,200                109,050
Chubb Corporation ..................................................................                      800                 60,500
Progressive Corporation Ohio .......................................................                      300                 35,962
Selective Insurance Group ..........................................................                      800                 21,600
                                                                                                                          ----------
                                                                                                                             227,112
                            See accompanying notes.

                                       52

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                            of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT BANK/BROKERAGE - 0.1%
Schwab (Charles) Corporation .......................................................                      750             $   31,453

IRON & STEEL - 0.1%
Nucor Corporation ..................................................................                      500                 24,156

LEISURE TIME PRODUCTS - 0.1%
Brunswick Corporation ..............................................................                      600                 18,187
Mattel, Inc. .......................................................................                      600                 22,350
                                                                                                                          ----------
                                                                                                                              40,537
LODGING - HOTELS - 0.1%
ITT Corporation* ...................................................................                      400                 33,150

MACHINERY - DIVERSE - 0.2%
Caterpillar, Inc. ..................................................................                    1,100                 53,419
Deere & Company ....................................................................                      600                 34,987
                                                                                                                          ----------
                                                                                                                              88,406
MANUFACTURING - DIVERSIFIED - 0.6%
AlliedSignal, Inc. .................................................................                    1,700                 66,194
Corning, Inc. ......................................................................                    1,000                 37,125
Illinois Tool Works, Inc. ..........................................................                      600                 36,075
Tyco International, Ltd. ...........................................................                      800                 36,050
United Technologies Corporation ....................................................                      700                 50,969
                                                                                                                          ----------
                                                                                                                             226,413
MANUFACTURING - SPECIALIZED - 0.4%
CBS Corporation ....................................................................                      900                 26,494
Goodyear Tire & Rubber Company .....................................................                      300                 19,087
Pall Corporation ...................................................................                    1,300                 26,894
Thermo Electron Corporation* .......................................................                      500                 22,250
Tomkins PLC ADR ....................................................................                    2,000                 38,250
                                                                                                                          ----------
                                                                                                                             132,975
MEDICAL PRODUCTS & SUPPLIES - 0.5%
Baxter International, Inc. .........................................................                    1,000                 50,437
Becton, Dickinson & Company ........................................................                      500                 25,000
Boston Scientific Corporation* .....................................................                      600                 27,525
Guidant Corporation ................................................................                      600                 37,350
Medtronic, Inc. ....................................................................                    1,200                 62,775
                                                                                                                          ----------
                                                                                                                             203,087
MISCELLANEOUS BUSINESS SERVICES - 0.0%
Equifax, Inc. ......................................................................                      500                 17,719

NATURAL GAS - 0.1%
Sonat, Inc. ........................................................................                      500                 22,875

OFFICE EQUIPMENT & SUPPLIES - 0.1%
Ikon Office Solutions, Inc. ........................................................                      600                 16,875
Pitney-Bowes, Inc. .................................................................                      400                 35,975
                                                                                                                          ----------
                                                                                                                              52,850
OIL - DOMESTIC - 0.1%
Atlantic-Richfield Company .........................................................                      600                 48,075

OIL - INTERNATIONAL - 3.2%
Amoco Corporation ..................................................................                    1,300             $  110,663
British Petroleum PLC ADR ..........................................................                      600                 47,812
Chevron Corporation ................................................................                    1,600                123,200
Exxon Corporation ..................................................................                    5,900                361,006
Mobil Corporation ..................................................................                    1,700                122,719
Occidental Petroleum Corporation ...................................................                    1,200                 35,175
Royal Dutch Petroleum Company NY Shares ............................................                    6,100                330,544
Texaco, Inc. .......................................................................                    1,400                 76,125
USX Marathon Group .................................................................                      800                 27,000
                                                                                                                          ----------
                                                                                                                           1,234,244
OIL & GAS - DRILLING & EQUIPMENT - 0.6%
B.J. Services Company* .............................................................                      700                 50,356
Halliburton Company ................................................................                      800                 41,550
Repsol S.A. ADR ....................................................................                      400                 17,025
Schlumberger, Ltd. .................................................................                    1,000                 80,500
Union Pacific Resources Group, Inc. ................................................                    1,138                 27,597
                                                                                                                          ----------
                                                                                                                             217,028
OIL & GAS - EXPLORATION & PRODUCTION - 0.8%
Amerada Hess Corporation ...........................................................                    1,000                 54,875
Anadarko Petroleum Corporation .....................................................                      100                  6,069
Apache Corporation .................................................................                      500                 17,531
Enron Corporation ..................................................................                    1,100                 45,719
Ente Nazionale Idroncarburi S.p.a. ADR .............................................                      400                 22,825
Helmerich & Payne, Inc. ............................................................                      200                 13,575
Phillips Petroleum Company .........................................................                      800                 38,900
Shell Transport & Trading Company ADR ..............................................                      900                 39,375
Total S.A. ADR .....................................................................                    1,000                 55,500
Unocal Corporation .................................................................                      700                 27,169
                                                                                                                          ----------
                                                                                                                             321,538
PAPER & FOREST PRODUCTS - 0.3%
Georgia-Pacific Corporation (GP Group) .............................................                      400                 24,300
Georgia-Pacific Corporation (Timber Group)* ........................................                      400                  9,075
International Paper Company ........................................................                    1,100                 47,437
Weyerhaeuser Company ...............................................................                      400                 19,625
                                                                                                                          ----------
                                                                                                                             100,437
PERSONAL CARE - 0.5%
Gillette Company ...................................................................                    1,500                150,656
International Flavors & Fragrances, Inc. ...........................................                      500                 25,750
                                                                                                                          ----------
                                                                                                                             176,406
PHOTOGRAPHY/IMAGING - 0.3%
Eastman Kodak Company ..............................................................                      700                 42,569
Xerox Corporation ..................................................................                      800                 59,050
                                                                                                                          ----------
                                                                                                                             101,619
                            See accompanying notes.

                                       53

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING - 0.2%
Dun & Bradstreet Corporation .......................................................                      400             $   12,375
McGraw-Hill Companies, Inc. ........................................................                      600                 44,400
                                                                                                                          ----------
                                                                                                                              56,775
PUBLISHING - NEWSPAPER - 0.2%
Gannett Company, Inc. ..............................................................                    1,000                 61,813

RAILROADS - 0.3%
Burlington Northern Santa Fe
Corporation ........................................................................                      400                 37,175
CSX Corporation ....................................................................                      600                 32,400
Norfolk Southern Corporation .......................................................                      600                 18,487
Union Pacific Corporation ..........................................................                      600                 37,463
                                                                                                                          ----------
                                                                                                                             125,525
RESTAURANTS - 0.3%
Brinker International, Inc.* .......................................................                    1,500                 24,000
Darden Restaurants, Inc. ...........................................................                    1,400                 17,500
McDonald's Corporation .............................................................                    1,100                 52,525
Tricon Global Restaurants* .........................................................                      340                  9,881
                                                                                                                          ----------
                                                                                                                             103,906
RETAIL - APPAREL - 0.1%
GAP, Inc. ..........................................................................                      750                 26,578
TJX Companies, Inc. ................................................................                      400                 13,750
                                                                                                                          ----------
                                                                                                                              40,328
RETAIL - DEPARTMENT STORES - 0.3%
Federated Department Stores, Inc.* .................................................                      800                 34,450
May Department Stores Company ......................................................                      700                 36,881
J.C. Penney Company, Inc. ..........................................................                      800                 48,250
                                                                                                                          ----------
                                                                                                                             119,581
RETAIL - DRUG STORES - 0.2%
CVS Corporation ....................................................................                      400                 25,625
Rite Aid Corporation ...............................................................                      300                 17,606
Walgreen Company ...................................................................                    1,600                 50,200
                                                                                                                          ----------
                                                                                                                              93,431
RETAIL - FOOD CHAINS - 0.2%
Albertson's, Inc. ..................................................................                      900                 42,638
American Stores Company* ...........................................................                      600                 12,337
Kroger Company* ....................................................................                    1,000                 36,938
                                                                                                                          ----------
                                                                                                                              91,913
RETAIL - GENERAL MERCHANDISE - 0.8%
Costco Companies, Inc.* ............................................................                    1,000                 44,625
Dayton Hudson Corporation ..........................................................                      700                 47,250
Wal-Mart Stores, Inc. ..............................................................                    5,500                216,906
                                                                                                                          ----------
                                                                                                                             308,781
RETAIL - SPECIALTY - 0.4%
Circuit City Stores - Circuit City Group ...........................................                      400             $   14,225
Home Depot, Inc. ...................................................................                    1,500                 88,313
Payless Shoesource, Inc.* ..........................................................                      144                  9,666
Tandy Corporation ..................................................................                      600                 23,137
Toys "R" Us, Inc.* .................................................................                      900                 28,294
                                                                                                                          ----------
                                                                                                                             163,635
SAVINGS & LOANS - 0.1%
Washington Mutual, Inc. ............................................................                      600                 38,288

SERVICES - ADVERTISING/MARKETING - 0.0%
Omnicom Group, Inc. ................................................................                      400                 16,950

SERVICES - COMMERCIAL & CONSUMER - 0.4%
Cendant Corporation* ...............................................................                    2,592                 89,095
Cognizant Corporation ..............................................................                      800                 35,650
Service Corporation International ..................................................                      600                 22,163
                                                                                                                          ----------
                                                                                                                             146,908

SERVICES - COMPUTER SYSTEMS - 0.1%
Digital Equipment Corporation* .....................................................                      600                 22,200

SERVICES - DATA PROCESSING - 0.2%
Automatic Data Processing ..........................................................                      900                 55,237
First Data Corporation .............................................................                    1,300                 38,025
                                                                                                                          ----------
                                                                                                                              93,262

TELECOMMUNICATIONS - 3.0%
Airtouch Communications, Inc.* .....................................................                    1,100                 45,719
Ameritech Corporation ..............................................................                    1,400                112,700
Bell Atlantic Corporation ..........................................................                    1,837                167,167
BellSouth Corporation ..............................................................                    2,300                129,519
British Telecom Plc ADR ............................................................                      400                 32,125
Ericsson (L.M.) Telecom Company ADR (Cl. B) ........................................                    1,200                 44,775
GTE Corporation ....................................................................                    2,400                125,400
Hong Kong Telecommunications, Ltd. ADR .............................................                      800                 16,500
MCI Communications Corporation .....................................................                    1,800                 77,063
SBC Communications, Inc. ...........................................................                    2,177                159,465
Telecom Braxileiras S.A. ADR .......................................................                      700                 81,506
Telecom New Zealand ADR ............................................................                      400                 15,500
Telefonica De Espana ADR ...........................................................                      400                 36,425
Vodafone Group PLC ADR .............................................................                      500                 36,250
Worldcom, Inc.* ....................................................................                    2,500                 75,625
                                                                                                                          ----------
                                                                                                                           1,155,739
TELECOMMUNICATIONS - LONG DISTANCE - 0.8%
AT&T Corporation ...................................................................                    3,800                232,750
Sprint Corporation .................................................................                    1,100                 64,488
                                                                                                                          ----------
                                                                                                                             297,238
                            See accompanying notes.

                                       54

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                         Number             Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE - 0.5%
Cia De Telecomunicaciones De
Chile S.A. ADR .....................................................................                      425             $   12,697
Telefonos De Mexico ADR ............................................................                    1,800                100,912
U.S. West Communications Group .....................................................                    1,400                 63,175
                                                                                                                          ----------
                                                                                                                             176,784
TEXTILES - APPAREL - 0.2%
Benetton Group S.p.a. ADR ..........................................................                    2,080                 67,860
Springs Industries, Inc. (CI. A) ...................................................                      300                 15,600
                                                                                                                          ----------
                                                                                                                              83,460
TOBACCO - 0.8%
Fortune Brands, Inc. ...............................................................                      500                 18,531
Gallaher Group PLC ADR .............................................................                      500                 10,688
Phillip Morris Companies, Inc. .....................................................                    6,000                271,875
                                                                                                                          ----------
                                                                                                                             301,094
WASTE MANAGEMENT - 0.1%
Browning-Ferris Industries .........................................................                      374                 13,838
Waste Management, Inc. .............................................................                    1,396                 38,390
                                                                                                                          ----------
                                                                                                                              52,228
                                                                                                                          ----------
Total common stocks - 48.2% .................................................................................             18,412,745

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
U.S. GOVERNMENT AGENCIES - 6.3%
Government National Mortgage Association,
     #67365, 11.50% - 2013 .........................................................             $     29,168                 32,715
     #353937, 6.00% - 2023 .........................................................             $    300,877                292,648
     #410777, 7.00% - 2025 .........................................................             $    115,979                116,916
     #780057, 7.50% - 2025 .........................................................             $     76,401                 78,520
     #2102, 8.00% - 2025 ...........................................................             $     48,311                 49,851
     #412429, 8.50% - 2025 .........................................................             $    166,854                174,874
     #410891, 7.00% - 2026 .........................................................             $    257,051                259,121
     #426384, 7.00% - 2026 .........................................................             $    335,741                338,451
     #424476, 7.50% - 2026 .........................................................             $    392,696                402,368
     #432891, 7.50% - 2026 .........................................................             $     97,558                 99,959
     #402684, 8.00% - 2026 .........................................................             $    203,229                210,576
     #427029, 8.50% - 2026 .........................................................             $    227,535                238,853
     #435589, 8.50% - 2026 .........................................................             $    114,505                120,173
                                                                                                                          ----------
                                                                                                                           2,415,025
U.S. GOVERNMENT SECURITIES - 17.2%
U.S. Treasury Bonds,
     6.875% - 2025 .................................................................             $     35,000                 39,030
     6.75% - 2026 ..................................................................             $  2,025,000              2,230,011
     6.625% - 2027 .................................................................             $    400,000                433,932
                                                                                                                          ----------
                                                                                                                           2,702,973
U.S. Treasury Notes,
     6.00% - 1999 ..................................................................             $    175,000             $  175,887
     6.375% - 1999 .................................................................                  300,000                302,799
     5.625% - 2000 .................................................................                   75,000                 74,826
     6.25% - 2000 ..................................................................                  475,000                480,776
     6.25% - 2002 ..................................................................                  380,000                387,494
     5.875% - 2005 .................................................................                   75,000                 75,391
     6.50% - 2005 ..................................................................                  100,000                104,198
     5.625% - 2006 .................................................................                  100,000                 98,873
     6.50% - 2006 ..................................................................                  175,000                183,211
     6.125% - 2007 .................................................................                  900,000                924,687
     6.25% - 2007 ..................................................................                1,000,000              1,031,530
                                                                                                                          ----------
                                                                                                                           3,839,672
                                                                                                                          ----------
     Total U.S. government & government agency securities - 23.5% ...........................................              8,957,670

MISCELLANEOUS ASSETS
--------------------
ASSET-BACKED SECURITIES - 0.2%
Airplanes Pass-Through Trust (CI. D), 10.875% - 2019 ...............................                   50,000                 56,251

FOREIGN CORPORATE BONDS
-----------------------
JAPAN - 0.7%
European Investment Bank,
     4.625% - 2003(2) ..............................................................               17,000,000                151,831
     3.00% - 2006(2) ...............................................................                7,000,000                 58,716
Interamer Development Bank, 6.00% - 2001(2) ........................................                5,000,000                 45,522
KFW International Finance, 6.00% - 1999(2) .........................................                3,000,000                 25,409
                                                                                                                          ----------
     Total foreign bonds - 0.7% .............................................................................                281,478

FOREIGN GOVERNMENT ISSUES
-------------------------
CANADA - 0.2%
Government Bond,
     8.50% - 2002 ..................................................................                   60,000                 46,773
     6.50% - 2004 ..................................................................                   60,000                 44,122
                                                                                                                          ----------
                                                                                                                              90,895
FRANCE - 0.3%
O.A.T. Government Bond,
     8.50% - 2002(2) ...............................................................                  430,000                 82,857
     5.50% - 2007(2) ...............................................................                  214,000                 36,106
                                                                                                                          ----------
                                                                                                                             118,963
                            See accompanying notes.

                                       55

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                        Number              Market
FOREIGN GOVERNMENT ISSUES (continued)                                                                 of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
GERMANY - 0.5%
Bundesrepub Deutschland,
     8.375% - 2001(2) ..............................................................                  130,000             $   80,687
     7.375% - 2005(2) ..............................................................                  125,000                 78,537
Deutschland Republic Government Bond, 6.00% - 2007(2) ..............................                   62,000                 36,220
                                                                                                                          ----------
                                                                                                                             195,444
UNITED KINGDOM - 0.2%
Treasury Bonds,
     8.00% - 2003 ..................................................................                   29,000                 50,952
     7.50% - 2006 ..................................................................                   12,000                 21,263
                                                                                                                          ----------
                                                                                                                              72,215
                                                                                                                          ----------
     Total foreign government issues - 1.2% .................................................................                477,517

FOREIGN STOCKS
--------------
AUSTRALIA - 0.0%
Rio Tinto, Ltd. ....................................................................                    1,000                 11,665

BELGIUM - 0.2%
Electrabel .........................................................................                       50                 11,566
Kredietbank ........................................................................                      100                 41,970
Societe Generale de Belgique .......................................................                      200                 18,300
                                                                                                                          ----------
                                                                                                                              71,836
DENMARK - 0.2%
Danisco A/S ........................................................................                    1,000                 55,497

FRANCE - 0.6%
Axa ................................................................................                      500                 38,706
Eridania Beghin-Say S.A ............................................................                      200                 31,284
L'Air Liquide ......................................................................                      210                 32,883
Pinault-Printemps-Redoute S.A ......................................................                      100                 53,376
Societe Generale de Paris ..........................................................                      308                 41,982
Societe Technip ....................................................................                      400                 42,222
                                                                                                                          ----------
                                                                                                                             240,453
GERMANY - 0.9%
Altana AG ..........................................................................                      300                 19,805
Bank of Berlin .....................................................................                    2,000                 43,937
Bayer AG ...........................................................................                    2,000                 74,247
Ckag Colonia Konzern AG ............................................................                      300                 28,698
Deutsche Bank AG ...................................................................                      500                 34,983
M.A.N. AG ..........................................................................                      200                 57,785
Siemens AG .........................................................................                      400                 24,137
Veba AG ............................................................................                      600                 40,878
                                                                                                                          ----------
                                                                                                                             324,470
HONG KONG - 0.4%
Cheung Kong Holdings ...............................................................                    5,000                 32,749
Hong Kong Electric Holdings, Ltd. ..................................................                    9,000                 34,208
Hutchinson Whampoa, Ltd. ...........................................................                   14,000                 87,813
                                                                                                                          ----------
                                                                                                                             154,770
ITALY - 0.2%
Banco Commerciale Italiane .........................................................                   13,000             $   45,221
Telecom Italia S.p.a ...............................................................                    5,555                 35,504
                                                                                                                          ----------
                                                                                                                              80,725
JAPAN - 1.0%
Bridgestone Corporation ............................................................                    3,000                 65,297
Canon, Inc. ........................................................................                    1,000                 23,381
Dai Nippon Printing, Ltd. ..........................................................                    2,000                 37,686
Kao Corporation ....................................................................                    4,000                 57,837
Kuraray Company, Ltd. ..............................................................                    3,000                 24,919
Marui Company, Ltd. ................................................................                    2,000                 31,226
Mitsubishi Electric Corporation ....................................................                    4,000                 10,275
Mitsubishi Heavy Industries, Ltd. ..................................................                    4,000                 16,736
Ricoh Corporation, Ltd. ............................................................                    4,000                 49,838
Sharp Corporation ..................................................................                    2,000                 13,813
Takeda Chemical Industries .........................................................                    2,000                 57,221
                                                                                                                          ----------
                                                                                                                             388,229
MALAYSIA - 0.0%
Malayan Cement Berhad ..............................................................                   12,500                  8,510
Sime Darby Berhad ..................................................................                    8,000                  7,687
United Engineers (Malaysia), Ltd. ..................................................                    3,000                  2,497
                                                                                                                          ----------
                                                                                                                              18,694
NETHERLANDS - 0.3%
CSM NV .............................................................................                      600                 26,637
Ing Groep NV .......................................................................                    1,500                 63,190
Oce NV .............................................................................                      300                 32,705
                                                                                                                          ----------
                                                                                                                             122,532
NEW ZEALAND - 0.1%
Lion Nathan, Ltd. ..................................................................                   10,000                 22,413

SINGAPORE - 0.0%
Cycle & Carriage, Ltd. .............................................................                    3,000                 12,374

SOUTH AFRICA - 0.1%
Anglo American Platinum ............................................................                    2,000                 26,714

SWEDEN - 0.1%
Astra AB -B ........................................................................                    3,200                 53,842

SWITZERLAND - 0.8%
ABB AG-Bearer ......................................................................                       20                 25,162
Nestle S.A .........................................................................                       20                 30,016
Novartis AG ........................................................................                       26                 42,247
Sig Schweizland ....................................................................                       30                 82,274
UBS-Bearer (Union Bank of Switzerland) .............................................                       80                115,841
                                                                                                                          ----------
                                                                                                                             295,540
                            See accompanying notes.

                                       56

Schedule of Investments
December 31, 1997

SERIES N (Managed Asset Allocation)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Principal
                                                                                                      Amount or
                                                                                                       Number                Market
FOREIGN STOCKS (continued)                                                                            of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 1.1%
Abbey National PLC .................................................................                    3,600             $   62,137
BAA PLC ............................................................................                    2,300                 18,449
Barclays PLC .......................................................................                    3,000                 79,720
Blue Circle Industries PLC .........................................................                    3,845                 22,507
GKN PLC ............................................................................                    2,000                 41,036
HSBC Holdings PLC ..................................................................                    3,000                 77,548
Lonrho, Ltd. .......................................................................                   22,000                 33,665
Tesco PLC ..........................................................................                   10,000                 80,624
                                                                                                                          ----------
                                                                                                                             415,686
                                                                                                                          ----------
     Total foreign stocks - 6.0% ............................................................................              2,295,440

TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 1.9%
Vista Treasury International Money Market Fund .....................................                  721,408                721,408

COMMERCIAL PAPER
----------------
FINANCIAL SERVICES - 4.6%
Ciesco L.P., 6.40% - 1-02-98 .......................................................             $  1,744,000              1,743,690
                                                                                                                          ----------
     Total investments - 99.1% ..............................................................................             37,837,867
     Liabilities, less cash and other assets - 0.9% .........................................................                343,935
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $ 38,181,802
                                                                                                                          ==========
SERIES O (Equity Income)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.0%
Raytheon Company (CI. A)* ..........................................................                      969             $   47,799

ALUMINUM - 0.5%
Reynolds Metals Company ............................................................                   12,500                750,000

AUTO PARTS & EQUIPMENT - 0.7%
Genuine Parts Company ..............................................................                   30,100              1,021,519

AUTOMOBILES - 1.0%
Echlin, Inc. .......................................................................                   18,400                665,850
General Motors Corporation .........................................................                   15,200                921,500
                                                                                                                          ----------
                                                                                                                           1,587,350
BANKS - MAJOR REGIONAL - 8.1%
Banc One Corporation ...............................................................                   21,470             $1,166,089
BankBoston Corporation .............................................................                    9,400                883,013
Bankers Trust New York Corporation .................................................                   11,100              1,248,056
Fleet Financial Group, Inc. ........................................................                   14,000              1,049,125
First Union Corporation ............................................................                   16,980                870,225
Mellon Bank Corporation ............................................................                   45,400              2,752,375
Mercantile Bankshares Corporation ..................................................                   17,900                700,338
J.P. Morgan & Company, Inc. ........................................................                   10,600              1,196,475
National City Corporation ..........................................................                   11,600                762,700
PNC Bank Corporation ...............................................................                   11,900                679,044
Wells Fargo & Company ..............................................................                    2,700                916,481
                                                                                                                          ----------
                                                                                                                          12,223,921
BANKS - MONEY CENTER - 0.9%
Chase Manhattan Corporation ........................................................                   12,708              1,391,526

BEVERAGES - ALCOHOLIC - 1.6%
Anheuser-Busch Companies, Inc. .....................................................                   35,700              1,570,800
Brown-Forman Corporation (CI. B) ...................................................                   15,000                828,750
                                                                                                                          ----------
                                                                                                                           2,399,550
BIOTECHNOLOGY - 0.3%
Amgen, Inc.* .......................................................................                    9,500                514,188

BUILDING MATERIALS - 0.4%
Armstrong World Industries, Inc. ...................................................                    8,800                657,800

CHEMICALS - BASIC - 4.1%
Dow Chemical Company ...............................................................                   24,000              2,436,000
du Pont (E.I.) de Nemours & Company ................................................                   23,600              1,417,475
Great Lakes Chemical Company .......................................................                   24,200              1,265,475
Olin Corporation ...................................................................                   21,700              1,017,187
                                                                                                                          ----------
                                                                                                                           6,136,137
CHEMICALS - SPECIALTY - 2.7%
Eastman Chemical Company ...........................................................                    9,500                565,844
Imperial Chemical Industries PLC ADR ...............................................                   11,500                746,781
Lubrizol Corporation ...............................................................                   13,600                501,500
Minnesota Mining & Manufacturing Company ...........................................                    4,800                393,900
Nalco Chemical Company .............................................................                   17,300                684,431
Witco Corporation ..................................................................                   30,000              1,224,375
                                                                                                                          ----------
                                                                                                                           4,116,831
                            See accompanying notes.

                                       57

Schedule of Investments
December 31, 1997

SERIES O (Equity Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number               Market
COMMON STOCKS (continued)                                                                             of Shares              Value
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC COMPANIES - 8.3%
Baltimore Gas & Electric Company ...................................................                   18,400             $  626,750
Central & Southwest Corporation ....................................................                   18,200                492,538
DQE, Inc. ..........................................................................                   21,900                769,238
Dominion Resources, Inc. ...........................................................                   18,000                766,125
Duke Energy Corporation ............................................................                   25,500              1,412,063
Entergy Corporation ................................................................                   18,800                562,825
FirstEnergy Corporation ............................................................                   37,658              1,092,067
GPU, Inc. ..........................................................................                    9,000                379,125
Houston Industries, Inc. ...........................................................                   31,200                832,650
Peco Energy Company ................................................................                   25,800                625,650
P G & E Corporation ................................................................                   13,600                413,950
Pacificorp .........................................................................                   25,200                688,275
Public Service Enterprise Group, Inc. ..............................................                   14,200                449,962
Southern Company ...................................................................                   42,900              1,110,038
Teco Energy, Inc. ..................................................................                   21,300                599,062
Unicom Corporation .................................................................                   31,800                977,850
Western Resources, Inc. ............................................................                   15,800                679,400
                                                                                                                          ----------
                                                                                                                          12,477,568

ELECTRICAL EQUIPMENT - 2.7%
Amp, Inc. ..........................................................................                   24,000              1,008,000
Cooper Industries, Inc. ............................................................                   14,988                734,412
General Electric Company ...........................................................                   20,800              1,526,200
Hubbell, Inc. (Cl. B) ..............................................................                   15,100                744,619
                                                                                                                          ----------
                                                                                                                           4,013,231
FINANCIAL - DIVERSE - 4.2%
American Express Company ...........................................................                    8,300                740,775
American General Corporation .......................................................                   21,100              1,140,719
Federal National Mortgage Association ..............................................                   24,500              1,398,031
H & R Block, Inc. ..................................................................                   22,700              1,017,244
Transamerica Corporation ...........................................................                    8,500                905,250
Travelers Group, Inc. ..............................................................                   17,700              1,077,500
                                                                                                                          ----------
                                                                                                                           6,279,519
FOODS - 3.8%
General Mills ......................................................................                   17,800              1,274,925
Heinz (H.J.) Company ...............................................................                   18,750                952,734
McCormick & Company, Inc. (Non-Voting) .............................................                   34,600                968,800
Quaker Oats Company ................................................................                   23,400              1,234,350
Sara Lee Corporation ...............................................................                   10,800                608,175
Unilever NY ADR ....................................................................                   11,500                718,031
                                                                                                                          ----------
                                                                                                                           5,757,015
GOLD COMPANIES - 0.5%
Newmont Mining Corporation .........................................................                   26,200                769,625

HEALTH CARE - DIVERSE - 1.9%
Abbott Laboratories ................................................................                   12,700                832,644
American Home Products Corporation .................................................                   26,300              2,011,950
                                                                                                                          ----------
                                                                                                                           2,844,594
HEALTH CARE - PHARMACEUTICALS - 1.0%
Pharmacia & Upjohn, Inc. ...........................................................                   41,995             $1,538,067

HOMEBUILDING - 0.5%
PPG Industries, Inc. ...............................................................                   12,400                731,200

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.7%
Whirlpool Corporation ..............................................................                   18,300              1,006,500

HOUSEHOLD PRODUCTS - 0.7%
Colgate-Palmolive Company ..........................................................                    2,900                213,150
Kimberly-Clark Corporation .........................................................                    5,400                266,287
Tupperware Corporation .............................................................                   20,800                579,800
                                                                                                                          ----------
                                                                                                                           1,059,237
HOUSEWARES - 0.1%
Rubbermaid, Inc. ...................................................................                    3,600                 90,000

INSURANCE - BROKERS - 0.3%
Hilb, Rogal & Hamilton Company .....................................................                    2,100                 40,556
Willis Corroon Group Plc ADR .......................................................                   37,100                456,794
                                                                                                                          ----------
                                                                                                                             497,350
INSURANCE - MULTI-LINE - 1.4%
Lincoln National Corporation .......................................................                    9,700                757,813
Safeco Corporation .................................................................                   15,700                765,375
USF&G Corporation ..................................................................                   26,200                578,037
                                                                                                                          ----------
                                                                                                                           2,101,225
INSURANCE - PROPERTY - 1.5%
Exel Limited .......................................................................                   14,000                887,250
St. Paul Companies, Inc. ...........................................................                   16,900              1,386,856
                                                                                                                          ----------
                                                                                                                           2,274,106

IRON & STEEL - 0.4%
USX - U.S. Steel Group, Inc. .......................................................                   17,900                559,375

LODGING - HOTELS - 0.7%
Hilton Hotels Corporation ..........................................................                   16,900                502,775
ITT Corporation* ...................................................................                    5,800                480,675
                                                                                                                          ----------
                                                                                                                             983,450

MACHINERY - DIVERSE - 0.3%
Gatx Corporation ...................................................................                    5,900                428,119

MANUFACTURING - SPECIALIZED - 0.5%
Pall Corporation ...................................................................                   36,200                748,888

MANUFACTURING - DIVERSIFIED - 0.3%
AlliedSignal, Inc. .................................................................                    9,100                385,481

MEDICAL PRODUCTS & SUPPLIES - 1.9%
Bard (C.R.), Inc. ..................................................................                   13,000                407,062
Bausch & Lomb, Inc. ................................................................                   17,200                681,550
Baxter International, Inc. .........................................................                   12,000                605,250
United States Surgical Corporation .................................................                   39,500              1,157,844
                                                                                                                          ----------
                                                                                                                           2,851,706
MINING & METALS - 0.2%
Inco, Ltd. .........................................................................                   15,400                261,800

                            See accompanying notes.

                                       58

Schedule of Investments
December 31, 1997

SERIES O (Equity Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number                Market
COMMON STOCKS (continued)                                                                            of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
OIL - DOMESTIC - 1.4%
Atlantic-Richfield Company .........................................................                   26,000             $2,083,250

OIL - INTERNATIONAL - 7.4%
Amoco Corporation ..................................................................                   15,500              1,319,438
British Petroleum PLC ADR ..........................................................                   12,100                964,219
Chevron Corporation ................................................................                   18,000              1,386,000
Exxon Corporation ..................................................................                   27,100              1,658,181
Mobil Corporation ..................................................................                   20,600              1,487,063
Occidental Petroleum Company .......................................................                   31,300                917,481
Royal Dutch Petroleum Company NY Shares ............................................                   22,300              1,208,381
Texaco, Inc. .......................................................................                   26,000              1,413,750
USX Marathon Group .................................................................                   22,700                766,125
                                                                                                                          ----------
                                                                                                                          11,120,638
OIL & GAS - DRILLING & EQUIPMENT - 0.4%
Repsol S.A. ADR ....................................................................                   12,800                544,800

OIL & GAS - EXPLORATION & PRODUCTION - 1.7%
Amerada Hess Corporation ...........................................................                   17,700                971,287
Enron Corporation ..................................................................                   17,100                860,344
Phillips Petroleum Company .........................................................                   15,400                748,825
                                                                                                                          ----------
                                                                                                                           2,580,456
PAPER & FOREST PRODUCTS - 2.3%
Consolidated Papers, Inc. ..........................................................                   14,600                779,275
Georgia-Pacific Corporation (GP Group) .............................................                    6,800                413,100
Georgia-Pacific Corporation (Timber Group)* ........................................                    6,800                154,275
International Paper Company ........................................................                   17,800                767,625
Union Camp Corporation .............................................................                   23,300              1,406,612
                                                                                                                          ----------
                                                                                                                           3,520,887
PERSONAL CARE - 1.0%
International Flavors & Fragrances, Inc. ...........................................                   28,000              1,586,200

PHOTOGRAPHY/IMAGING - 0.8%
Eastman Kodak Company ..............................................................                   20,700              1,258,819

PUBLISHING - 3.9%
Deluxe Corporation .................................................................                   11,100                382,950
R.R. Donnelley & Sons Company ......................................................                   26,500                987,125
Dow Jones & Company, Inc. ..........................................................                   19,000              1,020,063
Dun & Bradstreet Corporation .......................................................                   26,900                832,219
Knight-Ridder, Inc. ................................................................                   25,400              1,320,800
McGraw-Hill Companies, Inc. ........................................................                   11,100                821,400
Readers Digest Association, Inc. (CI. A) ...........................................                   20,400                481,950
Readers Digest Association, Inc. (CI. B) ...........................................                    1,300                 31,687
                                                                                                                          ----------
                                                                                                                           5,878,194
RAILROADS - 2.8%
Burlington Northern Santa Fe Corporation ...........................................                   10,600             $  985,137
Norfolk Southern Corporation .......................................................                   41,800              1,287,963
Union Pacific Corporation ..........................................................                   30,600              1,910,588
                                                                                                                          ----------
                                                                                                                           4,183,688
REAL ESTATE - 0.2%
Rouse Company ......................................................................                    7,800                255,450

RETAIL - DEPARTMENT STORES - 1.4%
May Department Stores Company ......................................................                   11,100                584,831
J.C. Penney Company, Inc. ..........................................................                   26,100              1,574,156
                                                                                                                          ----------
                                                                                                                           2,158,987
TELECOMMUNICATIONS - LONG DISTANCE - 2.3%
AT&T Corporation ...................................................................                   46,600              2,854,250
Sprint Corporation .................................................................                   11,200                656,600
                                                                                                                          ----------
                                                                                                                           3,510,850
TELECOMMUNICATIONS - 6.6%
Alltel Corporation .................................................................                   49,000              2,012,063
BCE, Inc. ..........................................................................                   22,200                739,537
Bell Atlantic Corporation ..........................................................                   15,200              1,383,200
BellSouth Corporation ..............................................................                   20,500              1,154,406
Frontier Corporation ...............................................................                   23,300                560,656
GTE Corporation ....................................................................                   32,500              1,698,125
SBC Communications, Inc. ...........................................................                   22,819              1,671,492
Southern New England Telecommunications ............................................                   13,500                679,219
                                                                                                                          ----------
                                                                                                                           9,898,698
TELEPHONE - 0.4%
U.S. West Communications Group .....................................................                   12,000                541,500

TEXTILES - APPAREL - 0.1%
Unifi, Inc. ........................................................................                    2,700                109,856

TOBACCO - 3.1%
Fortune Brands, Inc. ...............................................................                   19,300                715,306
Philip Morris Companies, Inc. ......................................................                   36,200              1,640,312
RJR Nabisco Holdings ...............................................................                   19,800                742,500
UST, Inc. ..........................................................................                   41,700              1,540,294
                                                                                                                          ----------
                                                                                                                           4,638,412
TRANSPORTATION - MISCELLANEOUS (BUS/TRUCKING) - 0.2%
Alexander & Baldwin, Inc. ..........................................................                   10,800                294,975

WASTE MANAGEMENT - 0.5%
Waste Management, Inc. .............................................................                   26,400                726,000
                                                                                                                          ----------
     Total common stocks - 88.7% ............................................................................            133,396,337

                            See accompanying notes.

                                       59

Schedule of Investments
December 31, 1997

SERIES O (Equity Income)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal
                                                                                                       Amount or
                                                                                                        Number               Market
U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES                                                         of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 1.2%
U.S. Treasury Bond, 6.00% - 2026 ...................................................             $    400,000            $  399,172
U.S. Treasury Notes,
     6.125% - 1998 .................................................................             $    100,000               100,243
     5.875% - 1999 .................................................................             $    100,000               100,349
     6.25% - 2000 ..................................................................             $    100,000               101,216
     6.50% - 2001 ..................................................................             $    400,000               409,396
     5.75% - 2003 ..................................................................             $    400,000               400,092
     5.625% - 2006 .................................................................             $    200,000               197,746
     7.00% - 2006 ..................................................................             $    100,000               107,922
                                                                                                                         ----------
                                                                                                                          1,416,964
                                                                                                                         ----------
     Total U.S. government & government agency securities - 1.2% ............................................             1,816,136

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
REAL ESTATE - 1.2%
Security Capital Pacific Trust .....................................................                   12,200               295,850
Simon DeBartolo Group, Inc. ........................................................                   36,336             1,187,733
Weingarten Realty Investors ........................................................                    7,000               313,688
                                                                                                                         ----------
                                                                                                                          1,797,271
FOREIGN STOCKS
--------------
UNITED KINGDOM - 1.4%
Cadbury Schweppes PLC ..............................................................                   41,600               414,114
Lonrho, Ltd. .......................................................................                  145,200               222,188
Smith & Nephew PLC .................................................................                  192,100               570,527
Tomkins PLC ........................................................................                  197,400               922,437
                                                                                                                         ----------
                                                                                                                          2,129,266
TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 0.9%
Vista Treasury Institutional Money Market Fund .....................................                1,291,783             1,291,783

COMMERCIAL PAPER
----------------
FINANCIAL SERVICES - 3.6%
Preferred Receivables Funding, 6.05% - 1-13-98 .....................................             $  5,375,000             5,364,160

MEDICAL - 3.6%
Merck & Company, 6.10% - 1-05-98 ...................................................             $  5,500,000            $5,496,273
                                                                                                                         ----------
     Total commercial paper - 7.2% ..........................................................................            10,860,433
                                                                                                                         ----------
     Total investments - 100.6% .............................................................................           151,291,226
     Liabilities, less cash and other assets - 0.6% .........................................................              (899,923)
                                                                                                                         ----------
     Total net assets - 100.0% ..............................................................................          $150,391,303
                                                                                                                         ==========
SERIES P (High Yield)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 1.1%
Burke Industries, Inc., 10.0% - 2007 ...............................................             $     75,000            $   77,813

BANKS & CREDIT - 1.5%
Bay View Capital Corporation, 9.125% - 2007 ........................................                  100,000               102,750

BEVERAGES - 1.6%
Cott Corporation, 9.375% - 2005 ....................................................                   50,000                52,750
Delta Beverage Group, 9.75% - 2003 .................................................                   50,000                52,250
                                                                                                                         ----------
                                                                                                                            105,000
BROADCAST MEDIA - 2.6%
Allbritton Communications Company, 9.75% - 2007 ....................................                   75,000                76,688
Young Broadcasting, 8.75% - 2007 ...................................................                  100,000                99,000
                                                                                                                         ----------
                                                                                                                            175,688
BUILDING MATERIALS - 2.1%
AAF-McQuay, Inc., 8.875% - 2003 ....................................................                   50,000                49,563
Johns Manville International Group, Inc., 10.875% - 2004 ...........................                   35,000                38,763
Sequa Corporation, 9.375% - 2003 ...................................................                   50,000                52,125
                                                                                                                         ----------
                                                                                                                            140,451
BUSINESS SERVICES - 0.8%
Heritage Media Corporation, 8.75% - 2006 ...........................................                   50,000                53,500

                            See accompanying notes.

                                       60

Schedule of Investments
December 31, 1997

SERIES P (High Yield)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Principal                Market
CORPORATE BONDS (continued)                                                                        Amount                   Value
------------------------------------------------------------------------------------------------------------------------------------
CABLE SYSTEMS - 1.8%
Adelphia Communications Corporation, 9.875 - 2007 ..................................             $     50,000             $   52,875
Adelphia Communications Corporation, 12.50% - 2002 .................................                   13,000                 13,650
Rogers Cablesystems, 9.625% - 2002 .................................................                   50,000                 53,125
                                                                                                                          ----------
                                                                                                                             119,650
CHEMICALS - 0.8%
Envirodyne Industries, Inc., 12.00% - 2000 .........................................                   50,000                 53,563

COAL MINING - 1.5%
AEI Holdings, 10.0% - 2007 .........................................................                  100,000                102,500

COMMUNICATIONS - 1.6%
Century Communication Corporation, 8.375% - 2007 ...................................                   75,000                 75,000
Rogers Communications, Inc., 9.125% - 2006 .........................................                   30,000                 30,450
                                                                                                                          ----------
                                                                                                                             105,450
COMMUNICATION SERVICES - 5.2%
CF Cable TV, Inc., 11.625% - 2005 ..................................................                  100,000                114,875
Cablevision Systems Corporation, 7.875% - 2007 .....................................                   75,000                 76,594
Century Communications Corporation, 9.50% - 2005 ...................................                  100,000                105,250
Comcast Corporation, 9.125% - 2006 .................................................                   50,000                 53,125
                                                                                                                          ----------
                                                                                                                             349,844

ELECTRIC UTILITIES - 1.9%
AES Corporation, 10.25% - 2006 .....................................................                   65,000                 70,525
Cal Energy Company, Inc., 9.50% - 2006 .............................................                   50,000                 54,375
                                                                                                                          ----------
                                                                                                                             124,900
FINANCIAL SERVICES - 2.8%
Dollar Financial Group, Inc., 10.875% - 2006 .......................................                   50,000                 53,438
Emergent Group Inc., 10.75% - 2004 .................................................                   75,000                 75,000
Homeside, Inc., 11.25% - 2003 ......................................................                   50,000                 59,250
                                                                                                                          ----------
                                                                                                                             187,688
FOOD & BEVERAGES - 2.0%
Chiquita Brands International, Inc., 10.25% - 2006 .................................                   25,000                 27,313
Pilgrims Pride Corporation, 10.875% - 2003 .........................................                  100,000                105,000
                                                                                                                          ----------
                                                                                                                             132,313
GAMING - 5.4%
Boyd Gaming Corporation, 9.50% - 2007 ..............................................             $    100,000             $  105,000
Harrahs Operating Company, Inc., 8.75% - 2000 ......................................                   50,000                 51,188
Rio Hotel & Casino, Inc., 9.50% - 2007 .............................................                  100,000                106,000
Station Casinos, 9.625% - 2003 .....................................................                  100,000                103,500
                                                                                                                          ----------
                                                                                                                             365,688
HEALTH CARE SERVICES - 2.2%
Genesis Eldercare Acquisitions, 9.00% - 2007 .......................................                   75,000                 73,500
Tenet Healthcare Corporation, 10.125% - 2005 .......................................                   70,000                 76,300
                                                                                                                          ----------
                                                                                                                             149,800
MANUFACTURING - 4.2%
AGCO Corporation, 8.50% - 2006 .....................................................                  100,000                102,500
DESA International, Inc., 9.875% - 2007 ............................................                  100,000                102,500
Shop Vac Corporation, 10.625% - 2003 ...............................................                   50,000                 54,313
Titan Wheel International, Inc., 8.75% - 2007 ......................................                   25,000                 26,188
                                                                                                                          ----------
                                                                                                                             285,501
MISCELLANEOUS - 0.6%
Packard Bioscience Company, 9.375% - 2007 ..........................................                   45,000                 43,312

OIL - 7.1%
COHO Energy, Inc., 8.875% - 2007 ...................................................                  100,000                100,250
Crown Central Petroleum, 10.875% - 2005 ............................................                  125,000                132,812
Giant Industries, 9.0% - 2007 ......................................................                  100,000                 99,500
Seagull Energy Corporation, 8.625% - 2005 ..........................................                   50,000                 52,125
Southwest Royalties, Inc., 10.50% - 2004 ...........................................                  100,000                 98,750
                                                                                                                          ----------
                                                                                                                             483,437
OFFICE EQUIPMENT & SUPPLIES - 1.0%
Knoll, Inc., 10.875% - 2006 ........................................................                   63,000                 70,402

PACKAGING & CONTAINERS - 2.0%
Huntsman Packaging Corporation, 9.125% - 2007 ......................................                   75,000                 77,250
Plastic Containers, Inc., 10.00% - 2006 ............................................                   50,000                 52,625
                                                                                                                          ----------
                                                                                                                             129,875
                            See accompanying notes.

                                       61

Schedule of Investments
December 31, 1997

SERIES P (High Yield)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                                                  Amount or
                                                                                                  Number of                  Market
CORPORATE BONDS (continued)                                                                        Shares                    Value
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING - 3.2%
Big Flower Press Holdings, 8.875% - 2007 ...........................................             $     50,000             $   50,375
Golden Books Publishing, 7.65% - 2002 ..............................................                   50,000                 48,125
Hollinger International Publishing, 8.625% - 2005 ..................................                   50,000                 51,687
K-III Communications Corporation, 10.25% - 2004 ....................................                   20,000                 21,500
Valissis Communications, 9.55% - 2003 ..............................................                   40,000                 44,950
                                                                                                                          ----------
                                                                                                                             216,637
REAL ESTATE - 1.6%
B.F. Saul REIT, 11.625% - 2002 .....................................................                  100,000                106,750

RECREATION - 3.1%
AMF Bowling Worldwide, Inc., 10.875% - 2006 ........................................                   50,000                 54,812
Premier Parks, 9.75% - 2007 ........................................................                  100,000                106,250
Speedway Motorsports, Inc., 8.50% - 2007 ...........................................                   50,000                 51,125
                                                                                                                          ----------
                                                                                                                             212,187
RESTAURANTS - 2.7%
Carrols Corporation, 11.50% - 2003 .................................................                  100,000                106,250
Friendly Ice Cream, 10.50% - 2007 ..................................................                   75,000                 75,375
                                                                                                                          ----------
                                                                                                                             181,625
RETAIL - GROCERY - 1.1%
Marsh Supermarket, Inc., 8.875% - 2007 .............................................                   75,000                 75,937

RETAIL - GENERAL MERCHANDISING - 0.4%
Cole National Group, 9.875% - 2006 .................................................                   25,000                 26,687

RETAIL - SPECIALTY - 0.7%
Zale's Corporation, 8.50% - 2007 ...................................................                   50,000                 49,375

SERVICES - 0.8%
Iron Mountain, Inc., 10.125% - 2006 ................................................                   50,000                 55,000

STEEL - 1.8%
AK Steel Corporation, 9.125% - 2006 ................................................                   25,000                 25,687
Wheeling-Pittsburgh Corporation, 9.25% - 2007 ......................................                  100,000                 98,000
                                                                                                                          ----------
                                                                                                                             123,687
TELECOMMUNICATIONS - 6.4%
Centennial Cellular, 8.875% - 2001 .................................................                  100,000                101,875
Comcast Cellular Holdings, Inc., 9.50% - 2007 ......................................                  100,000                104,500
Intermedia Communications, 8.50% - 2008 ............................................                  125,000                125,000
RCN Corporation, 10.0% - 2007 ......................................................                  100,000                103,000
                                                                                                                          ----------
                                                                                                                             434,375
TEXTILES - 7.6%
Delta Mills, Inc., 9.625% - 2007 ...................................................             $    100,000             $  101,750
Dyersburg Corporation, 9.75% - 2007 ................................................             $     75,000                 78,562
Pillowtex Corporation, 9.00% - 2007 ................................................             $    125,000                127,656
Westpoint Stevens, 9.375% - 2005 ...................................................             $    100,000                104,750
Worldtex, Inc., 9.625% - 2007 ......................................................             $    100,000                102,750
                                                                                                                          ----------
                                                                                                                             515,468
TOBACCO 0.8%
Dimon, Inc., 8.875% - 2006 .........................................................             $     25,000                 27,000
Standard Commercial Tobacco, 8.875% - 2005 .........................................             $     25,000                 25,156
                                                                                                                          ----------
                                                                                                                              52,156
TRANSPORTATION - 2.1%
Allied Holdings, Inc., 8.625% - 2007 ...............................................             $     75,000                 76,875
Teekay Shipping Corporation, 8.32% - 2008 ..........................................             $     65,000                 66,137
                                                                                                                          ----------
                                                                                                                             143,012
                                                                                                                          ----------
     Total corporate bonds - 82.1% ..........................................................................              5,552,021

TRUST PREFERRED SECURITIES(8)
-----------------------------
FINANCE - 1.4%
SI Financing, Inc. 9.50% - 2026 ....................................................                    3,500                 94,500

PREFERRED STOCKS

BANKS & CREDIT - 0.8%
California Federal Bank, 11.50% ....................................................                      500                 56,500

COMMUNICATIONS - 1.3%
Cablevision Systems ................................................................                      784                 90,185

ENTERTAINMENT - 1.8%
Time Warner, Inc., .................................................................                      108                122,306

PUBLISHING - 1.3%
PRIMEDIA, Inc., 10.0% ..............................................................                      800                 84,200
                                                                                                                          ----------
     Total preferred stocks - 5.2% ..........................................................................                353,191
                                                                                                                          ----------
     Total investments - 88.7% ..............................................................................              5,999,712
     Cash and other assets, less liabilities - 11.3% ........................................................                767,455
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $  6,767,167
                                                                                                                          ==========
                            See accompanying notes.

                                       62

Schedule of Investments
December 31, 1997

SERIES S (Social Awareness)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number                Market
COMMON STOCKS                                                                                      of Shares               Value
------------------------------------------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.3%
Snap-On Tools ......................................................................                   25,500             $1,112,437

BANKS - MAJOR REGIONAL - 5.7%
Banc One Corporation ...............................................................                   20,600              1,118,838
Bank of New York Company, Inc. .....................................................                   24,600              1,422,188
Northern Trust Corporation .........................................................                   22,200              1,548,450
Wells Fargo & Company ..............................................................                    3,000              1,018,313
                                                                                                                          ----------
                                                                                                                           5,107,789
BANKS - MONEY CENTER - 1.1%
First Chicago NBD Corporation ......................................................                   11,000                918,500

BEVERAGES - SOFT DRINK - 4.3%
Coca-Cola Company ..................................................................                   40,200              2,678,325
PepsiCo, Inc. ......................................................................                   31,900              1,162,356
                                                                                                                          ----------
                                                                                                                           3,840,681
BROADCAST MEDIA - 1.0%
Comcast Corporation (CI. A) ........................................................                   14,400                454,500
Tele-Communications, Inc.* .........................................................                   15,700                438,619
                                                                                                                          ----------
                                                                                                                             893,119
CHEMICALS - BASIC - 0.9%
Praxair, Inc. ......................................................................                   18,800                846,000

CHEMICALS - SPECIALTY - 1.0%
Sigma-Aldrich Corporation ..........................................................                   22,200                882,450

COMMUNICATIONS EQUIPMENT - 0.8%
Tellabs, Inc.* .....................................................................                   14,300                756,113

COMPUTER HARDWARE - 2.7%
Hewlett-Packard Company ............................................................                   17,600              1,100,000
International Business Machines Corporation ........................................                   12,700              1,327,944
                                                                                                                          ----------
                                                                                                                           2,427,944
COMPUTER SOFTWARE/SERVICES - 4.1%
Microsoft Corporation* .............................................................                   18,600              2,404,050
PeopleSoft, Inc.* ..................................................................                   32,800              1,279,200
                                                                                                                          ----------
                                                                                                                           3,683,250
DATA PROCESSING SERVICES - 1.2%
Automatic Data Processing, Inc. ....................................................                   17,000              1,043,375

DISTRIBUTION - FOOD & HEALTH - 1.2%
Cardinal Health, Inc. ..............................................................                   13,800              1,036,725

ELECTRONIC COMPANIES - 0.4%
New Century Energies, Inc. .........................................................                    8,300                397,881

ELECTRONICS - SEMICONDUCTORS - 3.5%
Analog Devices, Inc.* ..............................................................                   33,000                913,688
Intel Corporation ..................................................................                   31,200              2,191,800
                                                                                                                          ----------
                                                                                                                           3,105,488
ENTERTAINMENT - 1.3%
Viacom, Inc. (CI. B)* ..............................................................                   26,900             $1,114,669

FINANCIAL - DIVERSE - 5.4%
Fannie Mae .........................................................................                   22,000              1,255,375
Federal Home Loan Mortgage Corporation .............................................                   28,800              1,207,800
Finova Group, Inc. .................................................................                   24,400              1,212,375
SunAmerica, Inc. ...................................................................                   27,600              1,179,900
                                                                                                                          ----------
                                                                                                                           4,855,450
FOODS - 2.4%
Campbell Soup Company ..............................................................                   16,000                930,000
Interstate Bakeries ................................................................                   33,400              1,248,325
                                                                                                                          ----------
                                                                                                                           2,178,325
HEALTH CARE - DIVERSE - 1.8%
Johnson & Johnson ..................................................................                   24,832              1,635,808

HEALTH CARE - LONG TERM CARE - 0.8%
HEALTHSOUTH Corporation* ...........................................................                   25,000                693,750

HEALTH CARE - SPECIALIZED SERVICES - 0.7%
Quintiles Transnational Corporation* ...............................................                   17,000                650,250

HOUSEHOLD FURNISHING & APPLIANCES - 1.3%
Leggett & Platt, Inc. ..............................................................                   28,100              1,176,687

HOUSEHOLD PRODUCTS - 4.7%
Colgate-Palmolive Company ..........................................................                   16,000              1,176,000
Kimberly-Clark Corporation .........................................................                   16,000                789,000
Procter & Gamble Company ...........................................................                   27,400              2,186,862
                                                                                                                          ----------
                                                                                                                           4,151,862
INSURANCE - MULTI-LINE - 3.4%
American International Group, Inc. .................................................                   15,450              1,680,188
Lincoln National Company ...........................................................                   17,900              1,398,437
                                                                                                                          ----------
                                                                                                                           3,078,625
INSURANCE - PROPERTY - 1.4%
Chubb Corporation ..................................................................                   17,000              1,285,625

LEISURE TIME PRODUCTS - 1.0%
Mattel, Inc. .......................................................................                   24,000                894,000

MACHINERY - DIVERSE - 1.3%
Deere & Company ....................................................................                   19,200              1,119,600

MANUFACTURING - DIVERSIFIED - 1.2%
Illinois Tool Works, Inc. ..........................................................                   17,200              1,034,150

MANUFACTURING - SPECIALIZED - 1.1%
Sealed Air Corporation* ............................................................                   15,400                950,950

MEDICAL PRODUCTS & SUPPLIES - 2.2%
ATL Ultrasound, Inc.* ..............................................................                    9,500                437,000
Guidant Corporation ................................................................                   24,300              1,512,675
                                                                                                                          ----------
                                                                                                                           1,949,675
                            See accompanying notes.

                                       63

Schedule of Investments
December 31, 1997

Series S (Social Awareness)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS - 1.3%
Consolidated Natural Gas ...........................................................                    8,000             $  484,000
Sonat, Inc. ........................................................................                   14,900                681,675
                                                                                                                          ----------
                                                                                                                           1,165,675
NETWORKING - 1.4%
Cisco Systems, Inc.* ...............................................................                   22,350              1,246,013

OFFICE EQUIPMENT & SUPPLIES - 0.6%
Corporate Express, Inc.* ...........................................................                   44,500                572,937

OIL & GAS - EXPLORATION/PRODUCTION - 1.7%
Anadarko Petroleum Corporation .....................................................                   12,000                728,250
Apache Corporation .................................................................                   22,000                771,375
                                                                                                                          ----------
                                                                                                                           1,499,625
PHARMACEUTICALS - 5.4%
Dura Pharmaceuticals, Inc.* ........................................................                   18,500                848,688
Merck & Company, Inc. ..............................................................                   21,800              2,316,250
Schering-Plough Corporation ........................................................                   26,600              1,652,525
                                                                                                                          ----------
                                                                                                                           4,817,463
RESTAURANTS - 1.6%
McDonald's Corporation .............................................................                   15,200                725,800
Starbucks Corporation* .............................................................                   18,500                709,937
                                                                                                                          ----------
                                                                                                                           1,435,737
RETAIL - DEPARTMENT STORES - 3.2%
Dollar General Corporation .........................................................                   24,375                883,594
Kohl's Corporation* ................................................................                   13,500                919,687
Proffitt's, Inc.* ..................................................................                   38,000              1,080,625
                                                                                                                          ----------
                                                                                                                           2,883,906
RETAIL - DRUG STORES - 1.5%
Walgreen Company ...................................................................                   42,600              1,336,575

RETAIL - FOOD CHAINS - 1.7%
American Stores Company ............................................................                   30,500                627,156
Kroger Company* ....................................................................                   24,500                904,969
                                                                                                                          ----------
                                                                                                                           1,532,125
RETAIL - GENERAL MERCHANDISE - 1.6%
Dayton Hudson Corporation ..........................................................                   21,400              1,444,500

RETAIL - SPECIALTY - 1.9%
Staples, Inc.* .....................................................................                   41,075              1,139,831
Woolworth Corporation* .............................................................                   29,000                590,875
                                                                                                                          ----------
                                                                                                                           1,730,706
SAVINGS & LOAN - 1.7%
Ahmanson (H.F.) & Company ..........................................................                   22,200              1,486,013

SERVICES - ADVERTISING/MARKETING - 1.7%
Omnicom Group, Inc. ................................................................                   35,000              1,483,125

SERVICES - COMMERCIAL & CONSUMER - 3.4%
Apollo Group, Inc.* ................................................................                   26,000             $1,228,500
Service Corporation International ..................................................                   23,800                879,112
Sylvan Learning Systems, Inc.* .....................................................                   24,500                955,500
                                                                                                                          ----------
                                                                                                                           3,063,112
TELEPHONE - 5.1%
Ameritech Corporation ..............................................................                   12,000                966,000
Bell Atlantic Corporation ..........................................................                   10,100                919,100
Bellsouth Corporation ..............................................................                   22,600              1,272,662
SBC Communications .................................................................                   19,100              1,399,075
                                                                                                                          ----------
                                                                                                                           4,556,837
TELECOMMUNICATIONS - LONG DISTANCE - 3.2%
AT&T Corporation ...................................................................                   28,100              1,721,125
Sprint Corporation .................................................................                   19,500              1,143,187
                                                                                                                          ----------
                                                                                                                           2,864,312
                                                                                                                          ----------
     Total common stocks - 96.2% ............................................................................             85,939,839
     Cash and other assets, less liabilities - 3.8% .........................................................              3,391,819
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $ 89,331,658
                                                                                                                          ==========
SERIES V (VALUE)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
----------------
COMPUTER SOFTWARE - 2.9%
Unisys Corporation .................................................................                    4,200             $  189,262

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 3.0%
Lockheed Martin Corporation ........................................................                    2,000                197,000

ALUMINUM - 0.8%
Easco, Inc. ........................................................................                    4,000                 53,000

BANKS - MAJOR REGIONAL - 2.1%
Wells Fargo & Company ..............................................................                      400                135,775

CHEMICALS - BASIC - 1.4%
Praxair, Inc. ......................................................................                    2,000                 90,000

CHEMICALS - SPECIALTY - 0.7%
Dexter Corporation .................................................................                    1,100                 47,506

COMMUNICATION EQUIPMENT - 5.1%
Antec Corporation* .................................................................                    7,500                117,188
Comverse Technology, Inc.* .........................................................                    2,400                 93,600
Harris Corporation .................................................................                    2,600                119,275
                                                                                                                          ----------
                                                                                                                             330,063
COMPUTER SOFTWARE/SERVICES - 7.2%
Computer Sciences Corporation* .....................................................                    2,400                200,400
DST Systems, Inc.* .................................................................                    3,000                128,063
Electronics For Imaging, Inc.* .....................................................                    6,400                106,400
Rational Software Corporation* .....................................................                    3,000                 34,125
                                                                                                                          ----------
                                                                                                                             468,988
                            See accompanying notes.

                                       64

Schedule of Investments
December 31, 1997

SERIES V (Value)(Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                              of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS - METALS/GLASS - 1.5%
Crown Cork & Seal Company, Inc. ....................................................                    2,000             $  100,250

CONTAINERS - PACKAGING - 1.1%
Sealright Company, Inc. ............................................................                    6,000                 74,250

ELECTRIC COMPANIES - 2.8%
Cipsco, Inc. .......................................................................                    1,200                 53,100
Empire District Electric Company ...................................................                    2,500                 49,062
Scana Corporation ..................................................................                    2,600                 77,838
                                                                                                                          ----------
                                                                                                                             180,000
ELECTRONICS - INSTRUMENTATION - 3.4%
EG&G, Inc. .........................................................................                   10,500                218,531

FINANCIAL - DIVERSE - 0.8%
American Express Company ...........................................................                      600                 53,550

FOODS - 3.4%
Chiquita Brands International, Inc. ................................................                    5,000                 81,563
Hormel Foods Corporation ...........................................................                    4,200                137,550
                                                                                                                          ----------
                                                                                                                             219,113
GAMING & LOTTERY - 2.2%
Circus Circus Enterprises, Inc.* ...................................................                    7,000                143,500

HEALTH CARE - LONG TERM CARE - 2.9%
Integrated Health Services, Inc. ...................................................                    6,000                187,125

HEALTH CARE - SPECIALIZED SERVICES - 1.3%
Allegiance Corporation .............................................................                    2,300                 81,506

HOUSEHOLD FURNISHINGS & APPLIANCES - 3.6%
Meadowcraft, Inc.* .................................................................                    6,500                 76,375
O'Sullivan Industries Holdings, Inc.* ..............................................                   16,000                160,000
                                                                                                                          ----------
                                                                                                                             236,375
HOUSEHOLD PRODUCTS - 1.4%
Kimberly-Clark Corporation .........................................................                    1,900                 93,694

INSURANCE - LIFE/HEALTH - 2.4%
Aflac, Inc. ........................................................................                    3,000                153,375

INSURANCE - PROPERTY - 2.1%
Leucadia National Corporation ......................................................                    3,900                134,550

IRON & STEEL - 1.2%
Cleveland-Cliffs, Inc. .............................................................                    1,700                 77,881

LEISURE TIME PRODUCTS - 1.5%
Hasbro, Inc. .......................................................................                    3,000                 94,500

LODGING - HOTELS - 1.8%
La Quinta Inns, Inc. ...............................................................                    6,000                115,875

MANUFACTURING - DIVERSIFIED - 1.6%
U.S. Industries, Inc. ..............................................................                    3,500                105,437

MEDICAL PRODUCTS & SUPPLIES - 2.9%
ATL Ultrasound, Inc.* ..............................................................                    1,700             $   78,200
Sunrise Medical, Inc.* .............................................................                    7,000                108,063
                                                                                                                          ----------
                                                                                                                             186,263
NATURAL GAS - 5.0%
Equitable Resources, Inc. ..........................................................                    4,500                159,188
Peoples Energy Corporation .........................................................                    2,000                 78,750
Questar Corporation ................................................................                    2,000                 89,250
                                                                                                                          ----------
                                                                                                                             327,188
OFFICE EQUIPMENT & SUPPLIES - 1.6%
Corporate Express, Inc.* ...........................................................                    8,300                106,862

OIL & GAS - EXPLORATION & PRODUCTION - 6.1%
Apache Corporation .................................................................                    4,000                140,250
Forcenergy, Inc.* ..................................................................                    4,000                104,750
YFP Sociedad Anomima ADR ...........................................................                    4,500                153,844
                                                                                                                          ----------
                                                                                                                             398,844

PHARMACEUTICALS - 4.6%
Mylan Laboratories, Inc. ...........................................................                    5,000                104,687
R.P. Scherer Corporation* ..........................................................                    1,000                 61,000
Teva Pharmaceutical Industries, Ltd. ADR ...........................................                    2,800                132,475
                                                                                                                          ----------
                                                                                                                             298,162
PUBLISHING - NEWSPAPER - 5.2%
E.W. Scripps Company ...............................................................                    4,200                203,437
News Corporation, Ltd. ADR .........................................................                    6,000                133,875
                                                                                                                          ----------
                                                                                                                             337,312
RAILROADS - 1.5%
Railamerica, Inc.* .................................................................                   15,000                 96,563

RESTAURANTS - 2.2%
The Cheesecake Factory* ............................................................                    4,700                143,350

RETAIL - SPECIALTY - 1.6%
Payless ShoeSource, Inc.* ..........................................................                    1,500                100,687

SERVICES - COMMERCIAL & CONSUMER - 3.6%
Angelica Corporation ...............................................................                    9,000                203,625
Vari-Lite International, Inc.* .....................................................                    2,500                 29,844
                                                                                                                          ----------
                                                                                                                             233,469
SERVICES - DATA PROCESSING - 1.8%
First Data Corporation .............................................................                    3,900                114,075
                                                                                                                          ----------
     Total common stocks - 91.4% ...................................................                                       5,934,619
                                                                                                                          ----------
     Total investments - 94.3% .....................................................                                       6,123,881
     Cash and other assets, less liabilities - 5.7% ................................                                         367,116
                                                                                                                          ----------
     Total net assets - 100.0% .....................................................                                    $  6,490,997
                                                                                                                          ==========
                             See accompanying notes

                                       65

Schedule of Investments
December 31, 1997

SERIES X (Small Cap)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS (continued)                                                                             of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.4%
Orbital Sciences Corporation* ......................................................                      400             $   11,900

AIRLINES - 3.1%
Alaska Air Group, Inc.* ............................................................                      300                 11,625
America West Holdings Corporation* .................................................                      700                 13,037
Midwest Express Holdings, Inc.* ....................................................                    1,500                 58,219
                                                                                                                          ----------
                                                                                                                              82,881
BANKING - MAJOR REGIONAL - 1.6%
Friedman, Billings, Ramsey Group, Inc.* ............................................                      500                  8,969
Western Bancorp ....................................................................                    1,000                 33,000
                                                                                                                          ----------
                                                                                                                              41,969
BIOTECHNOLOGY - 1.0%
Incyte Pharmaceuticals, Inc.* ......................................................                      600                 27,000

BROADCAST MEDIA - 4.6%
Cox Radio, Inc.* ...................................................................                      600                 24,150
Heftel Broadcasting Corporation* ...................................................                    1,000                 46,750
Sinclair Broadcast Group, Inc.* ....................................................                    1,100                 51,287
                                                                                                                          ----------
                                                                                                                             122,187
BUILDING MATERIALS - 1.1%
Calmat Company .....................................................................                    1,000                 27,875

COMMUNICATION EQUIPMENT - 0.4%
Anicom, Inc.* ......................................................................                      700                 11,112

COMPUTER SOFTWARE/SERVICES - 9.4%
CBT Group PLC ADR* .................................................................                      300                 24,637
Concord Communications, Inc.* ......................................................                    3,000                 62,250
Crystal Systems Solutions* .........................................................                      600                 15,300
HNC Software, Inc.* ................................................................                      600                 25,800
Information Management Resources, Inc.* ............................................                    1,000                 37,500
PRT Group, Inc.* ...................................................................                    1,400                 15,925
Sykes Enterprises, Inc.* ...........................................................                    1,200                 23,400
Veritas Software Corporation* ......................................................                      400                 20,400
Visio Corporation* .................................................................                      600                 23,025
                                                                                                                          ----------
                                                                                                                             248,237
CONTAINERS & PACKAGING - 1.8%
Mail-Well, Inc.* ...................................................................                    1,200                 48,600

DISTRIBUTION - FOOD/HEALTH - 3.1%
Suiza Foods Corporation* ...........................................................                    1,370                 81,601

ELECTRONICS - SEMICONDUCTORS - 1.7%
Sipex Corporation* .................................................................                      500                 15,125
Uniphase Corporation* ..............................................................                      700                 28,962
                                                                                                                          ----------
                                                                                                                              44,087
HEALTH CARE - LONG TERM CARE - 1.3%
Atria Communities, Inc.* ...........................................................                    2,000                 34,250

HEALTH CARE - MANAGED CARE - 1.6%
National Surgery Centers, Inc.* ....................................................                    1,600                 42,000

HEALTH CARE - SPECIALIZED SERVICES - 1.8%
Advance Paradigm, Inc.* ............................................................                      800             $   25,400
Parexel International* .............................................................                      600                 22,200
                                                                                                                          ----------
                                                                                                                              47,600
HOSPITAL MANAGEMENT - 1.3%
Transition Systems, Inc.* ..........................................................                    1,600                 35,400

INSURANCE - MULTILINE - 1.1%
ESG RE Limited* ....................................................................                    1,200                 28,200

INSURANCE - PROPERTY - 2.4%
Executive Risk, Inc. ...............................................................                      900                 62,831

LODGING - HOTELS - 4.9%
Capstar Hotel Company* .............................................................                    2,000                 68,625
Wyndham Hotel Corporation* .........................................................                    1,500                 60,563
                                                                                                                          ----------
                                                                                                                             129,188
MEDICAL PRODUCTS & SUPPLIES - 0.8%
Respironics, Inc.* .................................................................                    1,000                 22,375

OIL & GAS - DRILLING & EQUIPMENT - 1.0%
Key Energy Group, Inc.* ............................................................                    1,200                 26,025

PERSONAL CARE - 0.3%
Windmere-Durable Holdings, Inc. ....................................................                      400                  9,025

PHARMACEUTICALS - 2.3%
Amerisource Health Corporation* ....................................................                      500                 29,375
Biovail Corporation International* .................................................                      500                 19,531
Pathogenesis Corporation* ..........................................................                      300                 11,138
                                                                                                                          ----------
                                                                                                                              60,044
REAL ESTATE INVESTMENT TRUST - 6.3%
Boston Properties, Inc. ............................................................                      400                 13,225
CCA Prison Realty Trust, Inc. ......................................................                      800                 35,700
Glenborough Realty Trust, Inc. .....................................................                    2,000                 59,250
Laser Mortgage Management, Inc. ....................................................                    2,500                 36,250
Patriot American Hospitality, Inc. .................................................                      800                 23,050
                                                                                                                          ----------
                                                                                                                             167,475
RESTAURANTS - 1.0%
Landry's Seafood Restaurants, Inc.* ................................................                      400                  9,600
Rainforest Cafe, Inc. ..............................................................                      500                 16,500
                                                                                                                          ----------
                                                                                                                              26,100
RETAIL - APPAREL - 1.5%
Abercrombie & Fitch Company* .......................................................                      400                 12,500
Stage Stores, Inc.* ................................................................                      700                 26,163
                                                                                                                          ----------
                                                                                                                              38,663
RETAIL - BUILDING SUPPLIES - 1.5%
Rental Service Corporation* ........................................................                    1,600                 39,300

RETAIL - DEPARTMENT STORES - 2.4%
99 Cents Only Stores* ..............................................................                    2,125                 62,688

                            See accompanying notes.

                                       66

Schedule of Investments
December 31, 1997

SERIES X (Small Cap)(continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number              Market
COMMON STOCKS                                                                                         of Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
RETAIL - FOOD CHAINS - 4.1%
Dominick's Supermarkets, Inc.* .....................................................                    1,500             $   54,750
Wild Oats Market, Inc.* ............................................................                    1,500                 54,094
                                                                                                                          ----------
                                                                                                                             108,844
RETAIL - GENERAL MERCHANDISE - 4.4%
Dollar Tree Stores, Inc.* ..........................................................                    1,200                 49,650
Linens `N Things, Inc.* ............................................................                    1,500                 65,437
                                                                                                                          ----------
                                                                                                                             115,087
RETAIL - SPECIALTY - 1.7%
Michaels' Stores, Inc.* ............................................................                    1,500                 43,875

SAVINGS & LOANS - 3.1%
Sterling Financial Corporation* ....................................................                    1,000                 21,750
Webster Financial Corporation ......................................................                      900                 59,850
                                                                                                                          ----------
                                                                                                                              81,600
SERVICES - ADVERTISING/MARKETING - 5.2%
Acxiom Corporation* ................................................................                      700                 13,475
Lamar Advertising Company* .........................................................                    2,100                 83,475
Universal Outdoor Holdings, Inc.* ..................................................                      800                 41,600
                                                                                                                          ----------
                                                                                                                             138,550
SERVICES - COMMERCIAL & CONSUMER - 8.9%
Corestaff, Inc.* ...................................................................                      700                 18,550
Hall, Kinion & Associates, Inc. ....................................................                    1,500                 32,813
International Telecommunication Data Systems, Inc.* ................................                      500                 16,000
Lamalie Associates, Inc.* ..........................................................                    1,300                 26,000
Mac-Gray Corporation* ..............................................................                    3,500                 54,688
Romac International, Inc.* .........................................................                    3,000                 73,312
Select Appointments Holdings Public Limited ........................................                      800                 14,600
                                                                                                                          ----------
                                                                                                                             235,963
SERVICES - DATA PROCESSING - 2.4%
Billing Information Concepts Corporation* ..........................................                    1,300                 62,400

SPECIALTY PRINTING - 1.6%
Consolidated Graphics, Inc.* .......................................................                      600                 27,975
Valassis Communications, Inc.* .....................................................                      400                 14,800
                                                                                                                          ----------
                                                                                                                              42,775
TELECOMMUNICATION - LONG DISTANCE - 1.6%
Saville Systems Ireland PLC-ADR* ...................................................                    1,000                 41,500

WASTE MANAGEMENT - 2.0%
Superior Services, Inc.* ...........................................................                    1,800                 51,975
                                                                                                                          ----------
     Total common stocks - 94.7% ............................................................................           $  2,501,182
                                                                                                                          ----------
     Cash and other assets, less liabilities - 5.3% .........................................................                138,802
                                                                                                                          ----------
     Total net assets - 100.0% ..............................................................................           $  2,639,984
                                                                                                                          ==========

The identified cost of investments owned at December 31,1997 was the same for federal income tax and financial statement purposes for Series A, B, C, K, P, S and V. The identified cost of investments for federal income tax purposes for Series D, E, J, M, N, O and X was $237,723,065, $135,226,629, $169,156,921,
$46,697,879, $31,029,368, $116,904,806 and $2,389,970, respectively.

 * Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Deferred interest obligations currently zero under terms of initial offering.

(2) Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.

(3)  Variable rate security which may be reset the first of each month.

(4)  Variable rate security which may be reset the first of each quarter.

(5)  Step rate security in which rate may change over the life of the bond.

(6)  Variable rate security which may be reset every two years.

(7) Floating rate security which may be reset the first of each semi-annual payment.

(8) Trust preferred securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.
                            See accompanying notes.

                                 BALANCE SHEETS
                               December 31, 1997

                                                                         Series B        Series C     Series D        Series E
                                                         Series A        (Growth-         (Money     (Worldwide     (High Grade
                                                         (Growth)         Income)         Market)      Equity)        Income)
                                                      --------------  --------------  ------------  ------------  -------------

ASSETS
Investments, at value (identified cost $603,391,167,
 $872,131,276, $28,326,675, $237,186,466 and
 $135,172,724 respectively) ........................  $  912,080,784  $1,183,758,519  $ 28,323,098  $251,517,736  $139,515,145
Short-term commercial paper, at market or at
 amortized cost which approximates market
 value (identified cost $8,168,286, $0, $69,691,751,
$0, $0 and $0,respectively) ........................       8,168,286            --      69,691,498          --             --
Cash ...............................................      92,923,438      70,198,702       523,384    31,136,775           --
Receivables:
 Fund shares sold ..................................         790,904         774,375       795,552       279,609       117,395
 Securities sold ...................................         239,782      16,074,375       160,709     3,081,482            --
 Forward foreign exchange contracts ................            --              --            --         869,934            --
 Interest ..........................................         363,124       1,906,258       550,734        92,159     2,270,132
 Dividends .........................................       1,003,697       1,236,593          --         241,176            --
 Foreign taxes recoverable .........................            --              --            --         199,872            --
Prepaid Expenses ...................................           9,168          13,423           251            --          2,173
                                                      --------------  --------------  ------------  ------------  -------------
   Total assets ....................................  $1,015,579,183  $1,273,962,245  $100,045,226  $287,418,743  $ 141,904,845
                                                      ==============  ==============  ============  ============  =============

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased .............................  $   12,565,196  $   71,933,442  $        --   $    880,057  $         --
  Fund shares redeemed .............................       2,315,949       2,647,702     1,964,602       361,889        394,931
Other liabilities:
  Management fees ..................................         665,832         796,934        45,265       258,653         93,937
  Custodian fees ...................................           5,365           8,640         6,132        29,458          1,102
  Transfer and administration fees .................          40,707          48,529         4,767        12,290          6,217
  Professional fees ................................          21,051          33,398         5,152        41,225          7,163
  Miscellaneous ....................................          36,116         191,179         4,478        53,510          9,750
Cash overdraft .....................................            --              --            --            --          483,210
                                                      --------------  --------------  ------------  ------------  -------------
   Total liabilities ...............................      15,650,216      75,659,824     2,030,396     1,637,082        996,310

Net Assets:
Paid in capital ....................................     612,155,500     737,234,131    91,896,653   247,185,030    142,031,247
Undistributed net investment income ................       5,458,278      20,257,353     6,122,007     3,265,920      8,351,464
Accumulated undistributed net realized
 gain (loss) on sale of investments
  and foreign currency transactions ................      73,625,572     129,183,694          --      20,120,431    (13,816,597)
Net unrealized appreciation (depreciation)
 in value of investments and translation of assets
 and liabilities in foreign currency ...............     308,689,617     311,627,243        (3,830)   15,210,280      4,342,421
                                                      --------------  --------------  ------------  ------------  -------------
  Net assets .......................................     999,928,967   1,198,302,421    98,014,830   285,781,661    140,908,535
                                                      --------------  --------------  ------------  ------------  -------------
   Total liabilities and net assets ................  $1,015,579,183  $1,273,962,245  $100,045,226  $287,418,743  $ 141,904,845
                                                      ==============  ==============  ============  ============  =============
Capital shares authorized ..........................      Indefinite      Indefinite    Indefinite    Indefinite     Indefinite
Capital shares outstanding .........................      34,020,629      28,805,295     7,821,762    46,544,062     11,506,869

Net asset value per share (net assets
  divided by shares outstanding) ...................  $        29.39  $        41.60  $      12.53  $       6.14  $       12.25
                                                      ==============  ==============  ============  ============  =============

                            See accompanying notes.

                                December 31, 1997

                                                                                  Series K     Series M    Series N
                                                                    Series J      (Global    (Specialized  (Managed      Series O
                                                                   (Emerging     Aggressive      Asset       Asset       (Equity
                                                                    Growth)         Bond)     Allocation)  Allocation)     Income)
                                                                 ------------  ------------   -----------  -----------  ------------
ASSETS
Investments, at value (identified cost $169,140,358,
 $14,455,267, $46,908,630, $31,015,284
 and $116,881,844, respectively) ..............................  $210,447,459  $ 14,032,362   $48,244,748  $36,094,177  $140,430,793
Short-term commercial paper, at market or at
 amortized cost which approximates market
 value (identified cost $0, $0, $0, $1,743,690
 and $10,860,433, respectively) ...............................          --            --            --      1,743,690    10,860,433
Cash ..........................................................    11,668,852       122,474           971          627          --
Receivables:
 Fund shares sold .............................................       281,060       262,899        27,368      108,696       375,537
 Securities sold ..............................................     9,822,635       727,746          --           --            --
 Forward foreign exchange contracts ...........................          --          16,331          --           --            --
 Interest .....................................................        57,413       314,404       162,739      269,008        35,737
 Dividends ....................................................        96,488          --          29,718       25,676       341,844
Prepaid Expenses ..............................................         3,736           420         1,166          943         1,874
Foreign taxes recoverable .....................................          --          13,189        10,424        2,547         2,780
                                                                 ------------  ------------   -----------  -----------  ------------
  Total assets ................................................  $232,377,643  $ 15,489,825   $48,477,134  $38,245,364  $152,048,998
                                                                 ============  ============   ===========  ===========  ============
LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ........................................  $  5,825,026  $    730,735           $--          $--  $    794,888
  Fund shares redeemed ........................................        82,346        21,822        38,370       17,324       712,676
  Written call options outstanding ............................          --          25,186          --           --            --
Other liabilities:
  Management fees .............................................       149,785          --          43,254       33,481       131,536
  Custodian fees ..............................................         3,918        18,160         3,370        1,459         2,764
  Transfer and administration fees ............................         9,624         6,044         2,417        6,966         6,504
  Professional fees ...........................................         3,716         2,455         8,004        3,016         4,472
  Miscellaneous ...............................................         5,788         6,752         2,909        1,316         4,855
                                                                 ------------  ------------   -----------  -----------  ------------
   Total liabilities ..........................................     6,080,203       811,154        98,324       63,562     1,657,695

Net Assets:
Paid in capital ...............................................   159,873,252    15,069,823    43,929,258   31,946,406   118,634,208
Undistributed net investment income ...........................     1,387,623          --         735,292      724,004     2,386,728
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures, options
  and foreign currency transactions ...........................    23,729,464        25,258     2,378,672      433,323     5,821,380
Net unrealized appreciation (depreciation)
 in value of investments, futures, options and
 translation of assets and liabilities in
 foreign currency .............................................    41,307,101      (416,410)    1,335,588    5,078,069    23,548,987
                                                                 ------------  ------------   -----------  -----------  ------------
  Net assets ..................................................   226,297,440    14,678,671    48,378,810   38,181,802   150,391,303
                                                                 ------------  ------------   -----------  -----------  ------------
   Total liabilities and net assets ...........................  $232,377,643  $ 15,489,825   $48,477,134  $38,245,364  $152,048,998
                                                                 ============  ============   ===========  ===========  ============
Capital shares authorized .....................................    Indefinite    Indefinite    Indefinite   Indefinite    Indefinite
Capital shares outstanding ....................................    10,608,091     1,459,082     3,934,927    2,750,073     8,533,609
Net asset value per share (net assets
 divided by shares outstanding) ...............................  $      21.33  $      10.06   $     12.29  $     13.88  $      17.62
                                                                 ============  ============   ===========  ===========  ============

                            See accompanying notes.

                                December 31, 1997

                                                                                      Series S
                                                                     Series P         (Social-          Series V         Series X
                                                                   (High Yeild)       Awareness)         (Value)        (Small Cap)
                                                                    ----------       -----------       ----------       -----------

ASSETS
Investments, at value
 (identified cost $5,869,673, $62,423,030,
 $5,778,444, and $2,382,250, respectively) ..................       $5,999,712       $85,939,839       $6,123,881       $ 2,501,182
Cash ........................................................          619,440         4,427,439          334,639           385,353
Receivables:
 Fund shares sold ...........................................           20,000           120,440           31,785            15,339
 Securities sold ............................................             --                --               --              57,249
 Interest ...................................................          130,203            20,410            1,440             2,089
 Dividends ..................................................             --              90,324            9,957             1,098
Prepaid Expenses ............................................            2,386             1,718              184               180
                                                                    ----------       -----------       ----------       -----------
  Total assets ..............................................       $6,771,741       $90,600,170       $6,501,886       $ 2,962,490
                                                                    ==========       ===========       ==========       ===========

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ......................................              $--       $ 1,123,151       $    7,210       $   319,680
  Fund shares redeemed ......................................            1,864            75,725              407                 9
Other liabilities:
  Management fees ...........................................             --              58,866             --                --
  Custodian fees ............................................             --                --                376              --
  Transfer and administration fees ..........................              377             4,071              357               270
  Professional fees .........................................            2,083              --              2,200             2,100
  Miscellaneous .............................................              250             6,699              339               447
                                                                    ----------       -----------       ----------       -----------
   Total liabilities ........................................            4,574         1,268,512           10,889           322,506

Net Assets:
Paid in capital .............................................        6,267,942        63,114,415        5,964,107         2,737,785
Undistributed net investment income .........................          302,736           252,844           28,106             3,766
Accumulated undistributed net realized
 gain (loss) on sale of investments .........................           66,450         2,447,590          153,347          (220,499)
Net unrealized appreciation in value
 of investments .............................................          130,039        23,516,809          345,437           118,932
                                                                    ----------       -----------       ----------       -----------
  Net assets ................................................        6,767,167        89,331,658        6,490,997         2,639,984
                                                                    ----------       -----------       ----------       -----------
   Total liabilities and net assets .........................       $6,771,741       $90,600,170       $6,501,886       $ 2,962,490
                                                                    ==========       ===========       ==========       ===========
Capital shares authorized ...................................       Indefinite        Indefinite       Indefinite        Indefinite
Capital shares outstanding ..................................          384,425         4,014,387          494,222           275,119

Net asset value per share (net assets
  divided by shares outstanding) ............................       $    17.60       $     22.25       $    13.13       $      9.60
                                                                    ==========       ===========       ==========       ===========

                            See accompanying notes.

                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997

                                                                              Series B      Series C     Series D      Series E
                                                              Series A        (Growth-       (Money     (Worldwide    (High Grade
                                                              (Growth)         Income)       Market)      Equity)       Income)
                                                           -------------   -------------   ----------  ------------   ------------
INVESTMENT INCOME:
 Dividends ...............................................  $  10,100,325   $  13,392,289   $     --    $  5,278,469   $       --
 Interest ................................................      2,471,310      16,087,081    7,066,438       943,624      9,448,009
                                                            -------------   -------------   ----------  ------------   ------------
                                                               12,571,635      29,479,370    7,066,438     6,222,093      9,448,009
 Less foreign tax expense ................................           --              --           --        (530,606)          --
                                                            -------------   -------------   ----------  ------------   ------------
     Total investment income .............................     12,571,635      29,479,370    7,066,438     5,691,487      9,448,009

EXPENSES:
 Management fees .........................................      6,408,123       8,119,740      629,177     2,834,657        945,220
 Custodian fees ..........................................         25,866          37,383       12,129       214,135         10,913
 Transfer/maintenance fees ...............................          4,305           3,880        3,726         3,887          3,182
 Administration fees .....................................        384,487         487,184       56,626       418,521         56,713
 Directors' fees .........................................         19,332          65,999        4,219         3,892          1,759
 Professional fees .......................................         23,360          47,880        8,136        35,556         11,075
 Reports to shareholders .................................         50,340         174,999        5,493        34,929         10,452
 Registration fees .......................................            708             947          296          --              133
 Other expenses ..........................................         42,388          45,811        9,300        19,030          5,459
                                                            -------------   -------------   ----------  ------------   ------------
     Total expenses ......................................      6,958,909       8,983,823      729,102     3,564,607      1,044,906
 Less earnings credits ...................................           (392)         (1,382)        --            --             --
                                                            -------------   -------------   ----------  ------------   ------------
 Net expenses ............................................      6,958,517       8,982,441      729,102     3,564,607      1,044,906
                                                            -------------   -------------   ----------  ------------   ------------
     Net investment income ...............................      5,613,118      20,496,929    6,337,336     2,126,880      8,403,103

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments ............................................     74,245,595     129,262,529         --      21,241,886     (1,539,646)
  Foreign currency transactions ..........................           --              --           --       1,218,889           --
                                                            -------------   -------------   ----------  ------------   ------------
     Net realized gain (loss) ............................     74,245,595     129,262,529         --      22,460,775     (1,539,646)
 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments ............................................    126,638,845     101,905,973       49,687    (9,320,639)     4,991,204
  Translation of assets and liabilities
     in foreign currencies ...............................           --              --           --         998,330           --
                                                            -------------   -------------   ----------  ------------   ------------
        Net unrealized appreciation (depreciation) .......    126,638,845     101,905,973       49,687    (8,322,309)     4,991,204
                                                            -------------   -------------   ----------  ------------   ------------

     Net gain ............................................    200,884,440     231,168,502       49,687    14,138,466      3,451,558
                                                            -------------   -------------   ----------  ------------   ------------
       Net increase in net assets resulting
        from operations ..................................  $ 206,497,558   $ 251,665,431   $6,387,023  $ 16,265,346   $ 11,854,661
                                                            =============   =============   ==========  ============   ============

                            See accompanying notes.

                      For the Year Ended December 31, 1997

                                                                           Series K        Series M      Series N
                                                            Series J        (Global     (Specialized     (Managed        SERIES O
                                                           (Emerging       Aggressive       Asset          Asset         (EQUITY
                                                             Growth)          Bond)      Allocation)    Allocation)       INCOME)
                                                          ------------    -----------    -----------    -----------    ------------
INVESTMENT INCOME:
 Dividends ............................................   $    581,639    $      --      $   511,945    $   283,810    $  2,834,713
 Interest .............................................        786,728      1,550,616        890,830        829,324         716,095
                                                          ------------    -----------    -----------    -----------    ------------
                                                             1,368,367      1,550,616      1,402,775      1,113,134       3,550,808
 Less foreign tax expense .............................           --           (8,517)       (36,002)        (9,940)         (5,812)
                                                          ------------    -----------    -----------    -----------    ------------
     Total investment income ..........................      1,368,367      1,542,099      1,366,773      1,103,194       3,544,996

EXPENSES:
 Management fees ......................................      1,450,833        110,691        457,703        268,813       1,038,791
 Custodian fees .......................................         11,205         20,075         24,281         18,166          31,025
 Transfer/maintenance fees ............................          3,834          2,396          2,613          2,486           3,028
 Administration fees ..................................         87,050         60,360         74,533         65,972          46,871
 Directors' fees ......................................          3,188             69          1,017            698           2,523
 Professional fees ....................................         10,307          6,205          6,444          5,684           3,712
 Reports to shareholders ..............................         12,151          1,095          8,712          2,469           8,860
 Registration fees ....................................            401          2,493           --             --              --
 Other expenses .......................................          7,920          1,455          3,582          1,050           3,844
                                                          ------------    -----------    -----------    -----------    ------------
     Total expenses ...................................      1,586,889        204,839        578,885        365,338       1,138,654
 Less:
  Reimbursement of expenses ...........................           --         (110,691)          --             --              --
  Earnings credits ....................................           (106)          --             --             --              --
                                                          ------------    -----------    -----------    -----------    ------------
 Net expenses .........................................      1,586,783         94,148        578,885        365,338       1,138,654
                                                          ------------    -----------    -----------    -----------    ------------
     Net investment income (loss) .....................       (218,416)     1,447,951        787,888        737,856       2,406,342

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .........................................     25,352,614        482,704      2,382,531        438,148       5,864,127
  Foreign currency transactions .......................                      (386,391)        10,191         (6,359)        (11,784)
                                                          ------------    -----------    -----------    -----------    ------------
     Net realized gain ................................     25,352,614         96,313      2,392,722        431,789       5,852,343

 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments .........................................     13,543,690       (741,932)      (608,635)     3,326,020      17,563,867
  Translation of assets and liabilities
     in foreign currencies ............................           --            4,615           (390)            85             122
                                                          ------------    -----------    -----------    -----------    ------------
     Net unrealized appreciation
        (depreciation) ................................     13,543,690       (737,317)      (609,025)     3,226,105      17,563,989
                                                          ------------    -----------    -----------    -----------    ------------

     Net gain (loss) ..................................     38,896,304       (641,004)     1,783,697      3,657,894      23,416,332
                                                          ------------    -----------    -----------    -----------    ------------
       Net increase in net assets resulting
        from operations ...............................   $ 38,677,888    $   806,947    $ 2,571,585    $ 4,395,750    $ 25,822,674
                                                          ============    ===========    ===========    ===========    ============

                            See accompanying notes.

                      For the Year Ended December 31, 1997

                                                                                        Series S
                                                                      Series P          (Social-         Series V*        Series X**
                                                                    (High Yield)        Awareness)        (Value)        (Small Cap)
                                                                      ---------        -----------       ---------        ---------
Investment Income:
 Dividends ....................................................       $  10,198        $   569,297       $  28,785        $   8,804
 Interest .....................................................         303,858            298,204           6,595             --
                                                                      ---------        -----------       ---------        ---------
     Total investment income ..................................         314,056            867,501          35,380            8,804

Expenses:
 Management fees ..............................................          29,276            552,725          13,412            5,148
 Custodian fees ...............................................           1,077              3,894           1,678              521
 Transfer/maintenance fees ....................................             322              2,865             340              108
 Administration fees ..........................................           1,589             33,163             815              463
 Directors' fees ..............................................              13              1,007             167               52
 Professional fees ............................................           7,067             10,000           3,500            3,500
 Reports to shareholders ......................................              58              4,738              37               41
 Registration fees ............................................              69                157            --                104
 Other expenses ...............................................             701              3,596             737              249
                                                                      ---------        -----------       ---------        ---------
     Total expenses ...........................................          40,172            612,145          20,686           10,186
 Less reimbursement of expenses ...............................         (29,276)              --           (13,412)          (5,148)
                                                                      ---------        -----------       ---------        ---------
 Net expenses .................................................          10,896            612,145           7,274            5,038
                                                                      ---------        -----------       ---------        ---------
     Net investment income ....................................         303,160            255,356          28,106            3,766

Net Realized and Unrealized Gain (Loss):
 Net realized gain (loss) during the period on investments ....          66,450          2,451,272         153,347          220,499
                                                                      ---------        -----------       ---------        ---------
     Net realized gain (loss) .................................          66,450          2,451,272         153,347         (220,499)

 Net change in unrealized appreciation
 (depreciation) during the period on investments ..............          67,808         12,331,938         345,437          118,932
                                                                      ---------        -----------       ---------        ---------
     Net unrealized appreciation ..............................          67,808         12,331,938         345,437          118,932
                                                                      ---------        -----------       ---------        ---------

     Net gain (loss) ..........................................         134,258         14,783,210         498,784         (101,567)
                                                                      ---------        -----------       ---------        ---------
       Net increase (decrease) in net assets
        resulting from operations .............................       $ 437,418        $15,038,566       $ 526,890        ($ 97,801)
                                                                      =========        ===========       =========        =========

 *   Period May 1, 1997 (inception) through December 31, 1997.

**   Period October 15, 1997 (inception) through December 31, 1997.

                            See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1997

                                                                        Series B         Series C        Series D        Series E
                                                       Series A         (Growth-          (Money        (Worldwide      (High Grade
                                                       (Growth)          Income)          Market)         Equity)         Income)
                                                    -------------   ---------------   -------------   -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ...........................  $   5,613,118   $    20,496,929   $   6,337,336   $   2,126,880   $   8,403,103
 Net realized gain (loss) ........................     74,245,595       129,262,529            --        22,460,775      (1,539,646)
 Unrealized appreciation (depreciation)
  during the period ..............................    126,638,845       101,905,973          49,687      (8,322,309)      4,991,204
                                                    -------------   ---------------   -------------   -------------   -------------
   Net increase in net assets resulting
    from operations ..............................    206,497,558       251,665,431       6,387,023      16,265,346      11,854,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...........................     (5,518,886)      (23,074,486)     (6,976,237)     (5,800,374)     (8,745,211)
 Net realized gain ...............................    (51,595,242)      (57,256,924)           --       (12,516,597)           --
                                                    -------------   ---------------   -------------   -------------   -------------
   Total distributions to shareholders ...........    (57,114,128)      (80,331,410)     (6,976,237)    (18,316,971)     (8,745,211)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ....................    349,498,897       206,586,968     334,627,234     104,379,832      66,408,884
 Dividends reinvested ............................     57,114,128        80,331,410       6,976,237      18,316,971       8,745,211
 Shares redeemed .................................   (270,658,046)     (216,536,285)   (371,671,540)    (81,889,098)    (71,396,121)
                                                    -------------   ---------------   -------------   -------------   -------------
   Net increase (decrease) from capital share
    transactions .................................    135,954,979        70,382,093     (30,068,069)     40,807,705       3,757,974
                                                    -------------   ---------------   -------------   -------------   -------------
     Total increase (decrease) in net assets .....    285,338,409       241,716,114     (30,657,283)     38,756,080       6,867,424

NET ASSETS:
 Beginning of year ...............................    714,590,558       956,586,307     128,672,113     247,025,581     134,041,111
                                                    -------------   ---------------   -------------   -------------   -------------
 End of year .....................................  $ 999,928,967   $ 1,198,302,421   $  98,014,830   $ 285,781,661   $ 140,908,535
                                                    =============   ===============   =============   =============   =============
 Undistributed net investment income at
   end of year ...................................  $   5,458,278   $    20,257,353   $   6,122,007   $   3,265,920   $   8,351,464
                                                    =============   ===============   =============   =============   =============
(a) Shares issued and redeemed
    Shares sold ..................................     12,677,122         5,260,534      26,333,439      16,054,895       5,467,675
    Dividends reinvested .........................      1,995,844         2,051,364         565,336       2,813,667         744,273
    Shares redeemed ..............................    (10,042,899)       (5,527,086)    (29,322,870)    (12,578,379)     (5,876,034)
                                                    -------------   ---------------   -------------   -------------   -------------
       Net increase  (decrease) ..................      4,630,067         1,784,812      (2,424,095)      6,290,183         335,914
                                                    =============   ===============   =============   =============   =============

                            See accompanying notes.

                      For the Year Ended December 31,1997

                                                                        Series K        Series M       Series N
                                                        Series J         (Global      (Specialized      (Manager        Series O
                                                       (Emerging        Aggressive        Asset          Asset         (Equity
                                                         Growth)          Bond)        Allocation)     Allocation)      Income)
                                                     -------------    ------------    ------------    ------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ....................   $    (218,416)   $  1,447,951    $    787,888    $    737,856    $   2,406,342
 Net realized gain ...............................      25,352,614          96,313       2,392,722         431,789        5,852,343
 Unrealized appreciation (depreciation)
  during the period ..............................      13,543,690        (737,317)       (609,025)      3,226,105       17,563,989
                                                     -------------    ------------    ------------    ------------    -------------
   Net increase in net assets resulting
    from operations ..............................      38,677,888         806,947       2,571,585       4,395,750       25,822,674

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...........................        (549,249)     (1,187,593)       (989,376)       (463,492)      (1,036,083)
 Net realized gain ...............................      (4,737,130)       (360,640)       (951,614)       (302,277)      (1,478,050)
                                                     -------------    ------------    ------------    ------------    -------------
   Total distributions to shareholders ...........      (5,286,379)     (1,548,233)     (1,940,990)       (765,769)      (2,514,133)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ....................     133,668,974      12,401,810      20,640,318      22,521,114       89,058,294
 Dividends reinvested ............................       5,286,379       1,548,233       1,940,990         765,769        2,514,133
 Shares redeemed .................................     (94,470,710)    (11,249,981)    (13,229,016)    (12,079,640)     (26,866,727)
                                                     -------------    ------------    ------------    ------------    -------------
   Net increase from capital share
    transactions .................................      44,484,643       2,700,062       9,352,292      11,207,243       64,705,700
                                                     -------------    ------------    ------------    ------------    -------------
     Total increase in net assets ................      77,876,152       1,958,776       9,982,887      14,837,224       88,014,241

NET ASSETS:
 Beginning of year ...............................     148,421,288      12,719,895      38,395,923      23,344,578       62,377,062
                                                     -------------    ------------    ------------    ------------    -------------
 End of year .....................................   $ 226,297,440    $ 14,678,671    $ 48,378,810    $ 38,181,802    $ 150,391,303
                                                     =============    ============    ============    ============    =============
 Undistributed net investment income at
   End of year ...................................   $   1,387,623    $       --      $    735,292    $    724,004    $   2,386,728
                                                     =============    ============    ============    ============    =============
(a) Shares issued and redeemed
    Shares sold ..................................       6,939,060       1,143,221       1,648,855       1,701,526        5,601,731
    Dividends reinvested .........................         248,954         153,633         154,292          57,361          151,820
    Shares redeemed ..............................      (4,713,562)     (1,023,875)     (1,055,108)       (951,637)      (1,670,956)
                                                     -------------    ------------    ------------    ------------    -------------
       Net increase ..............................       2,474,452         272,979         748,039         807,250        4,082,595
                                                     =============    ============    ============    ============    =============

                            See accompanying notes.

                      For the Year Ended December 31, 1997

                                                                                    Series S
                                                                   Series P         (Social-           Series V*        Series X**
                                                                 (High Yield)       Awareness)          (Value)         (Small Cap)
                                                                 -----------       ------------       -----------       -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ....................................      $   303,160       $    255,356       $    28,106       $     3,766
 Net realized gain (loss) .................................           66,450          2,451,272           153,347          (220,499)
 Unrealized appreciation during the period ................           67,808         12,331,938           345,437           118,932
                                                                 -----------       ------------       -----------       -----------
   Net increase (decrease) in net assets
    resulting from operations .............................          437,418         15,038,566           526,890           (97,801)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ....................................          (86,463)          (140,591)             --                --
 Net realized gain ........................................          (16,835)        (3,817,588)             --                --
                                                                 -----------       ------------       -----------       -----------
   Total distributions to shareholders ....................         (103,298)        (3,958,179)             --                --

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares .............................        5,106,583         31,437,717         6,530,970         2,739,040
 Dividends reinvested .....................................          103,298          3,958,179              --                --
 Shares redeemed ..........................................       (1,441,939)       (14,641,340)         (566,863)           (1,255)
                                                                 -----------       ------------       -----------       -----------
   Net increase from capital share
    transactions ..........................................        3,767,942         20,754,556         5,964,107         2,737,785
                                                                 -----------       ------------       -----------       -----------
     Total increase in net assets .........................        4,102,062         31,834,943         6,490,997         2,639,984

NET ASSETS:
 Beginning of period ......................................        2,665,105         57,496,715              --                --
                                                                 -----------       ------------       -----------       -----------
 End of period ............................................      $ 6,767,167       $ 89,331,658       $ 6,490,997       $ 2,639,984
                                                                 ===========       ============       ===========       ===========
 Undistributed net investment income at end of period .....      $   302,736       $    252,844       $    28,106       $     3,766
                                                                 ===========       ============       ===========       ===========
(a) Shares issued and redeemed
    Shares sold ...........................................          294,241          1,523,304           538,647           275,255
    Dividends reinvested ..................................            6,087            186,619              --                --
    Shares redeemed .......................................          (82,570)          (708,502)          (44,425)             (136)
                                                                 -----------       ------------       -----------       -----------
       Net increase .......................................          217,758          1,001,421           494,222           275,119
                                                                 ===========       ============       ===========       ===========

 *   Period May 1, 1997 (inception) through December 31, 1997.

**   Period October 15, 1997 (inception) through December 31, 1997.

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1996

                                                                         Series B         Series C
                                                        Series A         (Growth-          (Money
                                                        (Growth)          Income)          Market)
                                                     -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income .......................   $   5,466,761    $  22,733,680    $   6,921,208
     Net realized gain (loss) ....................      51,089,074       57,472,747             --
     Unrealized appreciation (depreciation)
          during the period ......................      62,940,793       65,772,214          (41,770)
                                                     -------------    -------------    -------------
          Net increase (decrease) in net assets
               resulting from operations .........     119,496,628      145,978,641        6,879,438

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .......................      (4,858,702)     (18,421,256)      (5,014,558)
     Net realized gain ...........................     (30,078,874)     (89,075,535)            --
                                                     -------------    -------------    -------------
          Total distributions to shareholders ....     (34,937,576)    (107,496,791)      (5,014,558)

CAPITAL SHARE TRANSACTIONS (a):
     Proceeds from sale of shares ................     272,735,836      195,756,138      300,770,030
     Dividends reinvested ........................      34,937,576      107,496,791        5,014,558
     Shares redeemed .............................    (197,533,006)    (180,261,174)    (284,413,035)
                                                     -------------    -------------    -------------
          Net increase from capital share
              transactions .......................     110,140,406      122,991,755       21,371,553
                                                     -------------    -------------    -------------
                     Total increase in net assets      194,699,458      161,473,605       23,236,433

NET ASSETS:
     Beginning of year ...........................     519,891,100      795,112,702      105,435,680
                                                     -------------    -------------    -------------
     End of year .................................   $ 714,590,558    $ 956,586,307    $ 128,672,113
                                                     =============    =============    =============
     Undistributed net investment
          income at end of year ..................   $   5,364,046    $  22,620,615    $   6,760,908
                                                     =============    =============    =============
          (a) Shares issued and redeemed
               Shares sold .......................      11,815,669        5,479,920       23,991,955
               Dividends reinvested ..............       1,535,718        3,174,743          405,053
               Shares redeemed ...................      (8,682,010)      (5,055,630)     (22,692,246)
                                                     -------------    -------------    -------------
                   Net increase ..................       4,669,377        3,599,033        1,704,762
                                                     =============    =============    =============

                                                        SERIES D         SERIES E        SERIES J
                                                       (WORLDWIDE      (HIGH GRADE       (EMERGING
                                                         EQUITY)          INCOME)         GROWTH)
                                                     -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income .......................   $   1,588,321    $   8,664,351)   $    (270,043)
     Net realized gain (loss) ....................      18,196,752       (2,164,110)       5,574,826
     Unrealized appreciation (depreciation)
          during the period ......................      13,347,522       (7,551,691)      16,151,675
                                                     -------------    -------------    -------------
          Net increase (decrease) in net assets
               resulting  from operations ........      33,132,595       (1,051,450)      21,456,458

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .......................      (6,982,410)      (7,686,321)        (236,747)
     Net realized gain ...........................      (6,588,531)            --         (5,477,835)
                                                     -------------    -------------    -------------
          Total distributions to shareholders ....     (13,570,941)      (7,686,321)      (5,714,582)

CAPITAL SHARE TRANSACTIONS (a):
     Proceeds from sale of shares ................      95,984,267       71,870,139       93,417,694
     Dividends reinvested ........................      13,570,941        7,686,321        5,714,582
     Shares redeemed .............................     (59,872,380)     (62,429,363)     (59,832,305)
                                                     -------------    -------------    -------------
          Net increase from capital share
              transactions .......................      49,682,828       17,127,097       39,299,971
                                                     -------------    -------------    -------------
                     Total increase in net assets       69,244,482        8,389,326       55,041,847

NET ASSETS:
     Beginning of year ...........................     177,781,099      125,651,785       93,379,441
                                                     -------------    -------------    -------------
     End of year .................................   $ 247,025,581    $ 134,041,111    $ 148,421,288
                                                     =============    =============    =============
     Undistributed net investment
          income at end of year ..................   $   5,665,264    $   8,629,443    $     541,285
                                                     =============    =============    =============
          (a) Shares issued and redeemed
               Shares sold .......................      15,951,967        5,820,235        5,392,420
               Dividends reinvested ..............       2,280,830          649,731          316,597
               Shares redeemed ...................      (9,930,879)      (5,068,479)      (3,388,952)
                                                     -------------    -------------    -------------
                   Net increase ..................       8,301,918        1,401,487        2,320,065
                                                     =============    =============    =============

                            See accompanying notes.

                      For the Year Ended December 31, 1996

                                                   Series K      Series M     Series N
                                                   (Global     (Specialized   (Managed       Series O       Series P     Series S
                                                  Aggressive      Asset          Asset        (Equity         (High      (Social
                                                    Bond)      Allocation)    Allocation)      Income)        Yield)     Awareness)
                                               ------------   ------------   ------------   ------------   ----------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ....................  $    995,530   $    785,362   $    467,411   $  1,031,187   $   85,799  $    142,884
   Net realized gain ........................        34,262      1,112,952        290,614      1,435,648       17,075     3,818,240
   Unrealized appreciation
   during the period ........................       236,546      1,834,039      1,466,480      4,978,876       62,231     3,541,342
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Net increase in net assets
          resulting  from operations ........     1,266,338      3,732,353      2,224,505      7,445,711      165,105     7,502,466

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................      (844,106)      (332,910)      (112,833)      (108,567)        --        (217,556)
   Net realized gain ........................      (141,415)      (154,426)       (22,914)        (7,238)        --      (1,127,096)
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Total distribution to shareholders ....      (985,521)      (487,336)      (135,747)      (115,805)        --      (1,344,652)

CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from sale of shares .............    10,501,775     27,932,031     14,703,728     54,553,040    2,500,000    20,989,370
   Dividends reinvested .....................       985,521        487,336        135,747        115,805         --       1,344,652
   Shares redeemed ..........................    (4,726,579)    (9,244,884)    (4,163,794)   (13,149,311)        --      (7,825,379)
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Net increase from capital
       share transactions ...................     6,760,717     19,174,483     10,675,681     41,519,534    2,500,000    14,508,643
                                               ------------   ------------   ------------   ------------   ----------  ------------
      Total increase in net assets ..........     7,041,534     22,419,500     12,764,439     48,849,440    2,665,105    20,666,457

NET ASSETS:
   Beginning of year ........................     5,678,361     15,976,423     10,580,139     13,527,622         --      36,830,258
                                               ------------   ------------   ------------   ------------   ----------  ------------
   End of year ..............................  $ 12,719,895   $ 38,395,923   $ 23,344,578   $ 62,377,062   $2,665,105  $ 57,496,715
                                               ============   ============   ============   ============   ==========  ============
   Undistributed net investment income
     at end of year .........................  $       --     $    925,207   $    455,499   $  1,028,253   $   85,799  $    138,079
                                               ============   ============   ============   ============   ==========  ============
       (a) Shares issued and redeemed
            Shares sold .....................       968,131      2,471,114      1,317,755      4,318,273      166,667     1,144,145
            Dividends reinvested ............        91,933         42,899         12,013          8,922         --          70,585
            Shares redeemed .................      (429,302)      (818,625)      (372,924)    (1,032,400)        --        (435,648)
                                               ------------   ------------   ------------   ------------   ----------  ------------
               Net increase .................       630,762      1,695,388        956,844      3,294,795      166,667       779,082
                                               ============   ============   ============   ============   ==========  ============

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS

SERIES A (Growth)                                                              Fiscal Period Ended December 31
                                                 ----------------------------------------------------------------------------
                                                      1997(e)         1996(e)       1995(e)            1994           1993
                                                 ------------     ------------   -------------    ------------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $      24.31     $      21.03   $       16.00    $      19.82    $     18.33
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................           0.16             0.18            0.18            0.20           0.39
Net Gain (Loss) on Securities
 (realized and unrealized) ...................           6.75             4.50            5.65           (0.44)          2.08
                                                 ------------     ------------   -------------    ------------    -----------
Total from investment operations .............           6.91             4.68            5.83           (0.24)          2.47
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......          (0.18)           (0.20)          (0.15)          (0.38)         (0.23)
Distributions (from Capital Gains) ...........          (1.65)           (1.20)          (0.65)          (3.20)         (0.75)
                                                 ------------     ------------   -------------    ------------    -----------
   Total Distributions .......................          (1.83)           (1.40)          (0.80)          (3.58)         (0.98)
                                                 ------------     ------------   -------------    ------------    -----------
NET ASSET VALUE END OF PERIOD ................   $      29.39     $      24.31   $       21.03    $      16.00    $     19.82
                                                 ============     ============   =============    ============    ===========
TOTAL RETURN (b) .............................           28.7%            22.7%           36.8%           (1.7%          13.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........   $    999,929     $    714,591   $     519,891    $    332,288    $   317,407
Ratio of Expenses to Average Net Assets ......           0.81%            0.83%           0.83%           0.84%          0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ......................           0.66%            0.90%           1.13%           1.13%          2.01%
Portfolio Turnover Rate ......................             61%              57%             83%             90%           108%
Average Commission Paid Per Equity
  Share Traded (i) ...........................   $     0.0600     $     0.0598             N/A             N/A            N/A

SERIES B (GROWTH & INCOME)                                           FISCAL PERIOD ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                      1997(e)         1996(e)       1995(e)            1994           1993
                                                 ------------     ------------   -------------    ------------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........   $      35.40     $      33.95   $       26.54    $      29.73    $     27.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................           0.72             0.83            0.79            0.51           0.64
Net Gain (Loss) on Securities
 (realized and unrealized) ...................           8.47             5.16            7.16           (1.34)          2.01
                                                 ------------     ------------   -------------    ------------    -----------
Total from investment operations .............           9.19             5.99            7.95           (0.83)          2.65
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......          (0.86)           (0.78)          (0.54)          (0.68)         (0.68)
Distributions (from Capital Gains) ...........          (2.13)           (3.76)           --             (1.68)          --
                                                 ------------     ------------   -------------    ------------    -----------
   Total Distributions .......................          (2.99)           (4.54)          (0.54)          (2.36)         (0.68)
                                                 ------------     ------------   -------------    ------------    -----------
NET ASSET VALUE END OF PERIOD ................   $      41.60     $      35.40   $       33.95    $      26.54    $     29.73
                                                 ============     ============   =============    ============    ===========
TOTAL RETURN (b) .............................           26.5%            18.3%           30.1%           (3.0%           9.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........   $  1,198,302     $    956,586   $     795,113    $    595,154    $   583,599
Ratio of Expenses to Average Net Assets ......           0.83%            0.84%           0.83%           0.84%          0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ......................           1.89%            2.56%           2.70%           2.07%          2.63%
Portfolio Turnover Rate ......................             62%              58%             94%             43%            95%
Average Commission Paid Per Equity
  Share Traded (i) ...........................   $     0.0600     $     0.0602             N/A             N/A            N/A

SERIES C (Money Market)                                                          Fiscal Period Ended December 31
                                                        ----------------------------------------------------------------------
                                                           1997(e)      1996(a)(e)     1995(e)           1994           1993
                                                        -----------    ----------    ----------      ----------      ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................  $     12.56    $    12.34    $    12.27      $    12.09      $   12.21
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................         0.79          0.61          0.74            0.41           0.29
Net Gain (Loss) on Securities
 (realized and unrealized) ...........................        (0.15)         0.01         (0.08)           0.04           0.03
                                                        -----------    ----------    ----------      ----------      ---------
Total from investment operations .....................         0.64          0.62          0.66            0.45           0.32
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............        (0.67)        (0.40)        (0.59)          (0.27)         (0.44)
Distributions (from Capital Gains) ...................         --            --            --              --             --
                                                        -----------    ----------    ----------      ----------      ---------
   Total Distributions ...............................        (0.67)        (0.40)        (0.59)          (0.27)         (0.44)
                                                        -----------    ----------    ----------      ----------      ---------
NET ASSET VALUE END OF PERIOD ........................  $     12.53    $    12.56    $    12.34      $    12.27      $   12.09
                                                        ===========    ==========    ==========      ==========      =========
TOTAL RETURN (b) .....................................         5.2%          5.1%          5.4%            3.7%           2.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................  $    98,015    $  128,672    $  105,436      $  118,668      $  99,092
Ratio of Expenses to Average Net Assets ..............        0.58%         0.58%         0.60%           0.61%          0.61%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................        5.04%         4.89%         5.27%           3.70%          2.65%
Portfolio Turnover Rate ..............................         --            --            --              --             --
Average Commission Paid Per Equity
  Share Traded (i) ...................................          N/A           N/A           N/A             N/A            N/A

SERIES D (Worldwide Equity)                                                      Fiscal Period Ended December 31
                                                        ----------------------------------------------------------------------
                                                            1997           1996         1995             1994           1993
                                                        -----------    ----------    ----------      ----------      ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................  $      6.14    $     5.56    $     5.07      $     4.94      $    3.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................         0.04          0.03          0.05            0.02           0.02
Net Gain (Loss) on Securities
 (realized and unrealized) ...........................         0.38          0.93          0.50            0.12           1.17
                                                        -----------    ----------    ----------      ----------      ---------
Total from investment operations .....................         0.42          0.96          0.55            0.14           1.19
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............        (0.13)        (0.20)         --             (0.01)         (0.01)
Distributions (from Capital Gains) ...................        (0.29)        (0.18)        (0.06)           --             --
                                                        -----------    ----------    ----------      ----------      ---------
   Total Distributions ...............................        (0.42)        (0.38)        (0.06)          (0.01)         (0.01)
                                                        -----------    ----------    ----------      ----------      ---------
NET ASSET VALUE END OF PERIOD ........................  $      6.14    $     6.14    $     5.56      $     5.07      $    4.94
                                                        ===========    ==========    ==========      ==========      =========
TOTAL RETURN (b) .....................................         6.5%         17.5%         10.9%            2.7%          31.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................  $   285,782    $  247,026    $  177,781      $  147,033      $  98,252
Ratio of Expenses to Average Net Assets ..............        1.24%         1.30%         1.31%           1.34%          1.42%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................        0.74%         0.74%         0.90%           0.50%          0.38%
Portfolio Turnover Rate ..............................         129%          115%          169%             82%            70%
Average Commission Paid Per Equity
  Share Traded (i) ...................................  $    0.0163    $   0.0276           N/A             N/A            N/A

SERIES E (High Grade Income)                                               Fiscal Period Ended December 31
                                                       -------------------------------------------------------------------
                                                         1997(e)       1996(e)       1995(e)         1994          1993
                                                       ----------    ----------    ----------     ---------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $    12.00    $    12.86    $    11.52     $   13.78     $    13.02
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................        0.86          0.75          0.74          0.76           0.64
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................        0.31         (0.85)         1.36         (1.71)          1.02
                                                       ----------    ----------    ----------     ---------     ----------
Total from investment operations ....................        1.17         (0.10)         2.10         (0.95)          1.66
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.92)        (0.76)        (0.76)        (0.69)         (0.79)
Distributions (from Capital Gains) ..................        --            --            --           (0.62)         (0.11)
                                                       ----------    ----------    ----------     ---------     ----------
   Total Distributions ..............................       (0.92)        (0.76)        (0.76)        (1.31)         (0.90)
                                                       ----------    ----------    ----------     ---------     ----------
NET ASSET VALUE END OF PERIOD .......................  $    12.25    $    12.00    $    12.86     $   11.52     $    13.78
                                                       ==========    ==========    ==========     =========     ==========
TOTAL RETURN (b) ....................................       10.0%         (0.7%)        18.6%         (6.9%)         12.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................  $  140,909    $  134,041    $  125,652     $ 107,078     $  112,900
Ratio of Expenses to Average Net Assets .............       0.83%         0.83%         0.85%         0.85%          0.86%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................       6.67%         6.77%         6.60%         6.74%          6.21%
Portfolio Turnover Rate .............................        106%          232%          180%          185%           151%
Average Commission Paid Per Equity
  Share Traded (i) ..................................         N/A           N/A           N/A           N/A            N/A

SERIES J (Emerging Growth)                                                 Fiscal Period Ended December 31
                                                       -------------------------------------------------------------------
                                                         1997(e)       1996(e)       1995(e)         1994          1993
                                                       ----------    ----------    ----------     ---------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $    18.25    $    16.06    $    13.44     $   14.17     $    12.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................       (0.03)        (0.04)         0.04         (0.01)         (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................        3.67          2.93          2.58         (0.71)          1.71
                                                       ----------    ----------    ----------     ---------     ----------
Total from investment operations ....................        3.64          2.89          2.62         (0.72)          1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.06)        (0.03)         --            --             --
Distributions (from Capital Gains) ..................       (0.50)        (0.67)         --           (0.01)          --
                                                       ----------    ----------    ----------     ---------     ----------
   Total Distributions ..............................       (0.56)        (0.70)         --           (0.01)          --
                                                       ----------    ----------    ----------     ---------     ----------
NET ASSET VALUE END OF PERIOD .......................  $    21.33    $    18.25    $    16.06     $   13.44     $    14.17
                                                       ==========    ==========    ==========     =========     ==========
TOTAL RETURN (b) ....................................       20.0%         18.0%         19.5%         (5.1%)         13.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................  $  226,297    $  148,421    $   93,379     $  76,940     $   42,096
Ratio of Expenses to Average Net Assets .............       0.82%         0.84%         0.84%         0.88%          0.91%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................      (0.11%)       (0.21%)        0.26%        (0.11%)        (0.14%)
Portfolio Turnover Rate .............................        107%          123%          202%           91%           117%
Average Commission Paid Per Equity
  Share Traded (i) ..................................  $   0.0590    $   0.0601           N/A           N/A            N/A

SERIES K (Global Aggressive)                                                             Fiscal Period Ended December 31
                                                                             ----------------------------------------------------
                                                                                1997(d)             1996(d)          1995(a)(c)(d)
                                                                             ------------        ------------        ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....................................     $      10.72        $      10.22        $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................................................             1.12                0.90                0.54
Net Gain (Loss) on Securities (realized and unrealized) ................            (0.56)               0.50                0.22
                                                                             ------------        ------------        ------------
Total from investment operations .......................................             0.56                1.40                0.76
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .................................             (.94)              (0.77)              (0.47)
Distributions (from Capital Gains) .....................................             (.28)              (0.13)              (0.04)
Return of Capital ......................................................             --                  --                 (0.03)
                                                                             ------------        ------------        ------------
   Total Distributions .................................................            (1.22)              (0.90)              (0.54)
                                                                             ------------        ------------        ------------
NET ASSET VALUE END OF PERIOD ..........................................     $      10.06        $      10.72        $      10.22
                                                                             ============        ============        ============
TOTAL RETURN (b) .......................................................             5.4%               13.7%                7.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...................................     $     14,679        $     12,720        $      5,678
Ratio of Expenses to Average Net Assets ................................            0.64%               0.84%               1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets ............            9.81%              10.79%              11.03%
Portfolio Turnover Rate ................................................              85%                 86%                127%
Average Commission Paid Per Equity Share Traded (i) ....................              N/A                 N/A                 N/A

SERIES M (Specialized Asset Allocation)                                              Fiscal Period Ended December 31
                                                                             ----------------------------------------------------
                                                                                1997(j)              1996             1995(a)(c)
                                                                             ------------        ------------        ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....................................     $      12.05        $      10.71        $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................................................             0.16                0.15                0.17
Net Gain (Loss) on Securities (realized and unrealized) ................             0.59                1.36                0.54
                                                                             ------------        ------------        ------------
Total from investment operations .......................................             0.75                1.51                0.71
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .................................            (0.26)              (0.12)               --
Distributions (from Capital Gains) .....................................            (0.25)              (0.05)               --
                                                                             ------------        ------------        ------------
   Total Distributions .................................................            (0.51)              (0.17)               --
                                                                             ------------        ------------        ------------
NET ASSET VALUE END OF PERIOD ..........................................     $      12.29        $      12.05        $      10.71
                                                                             ============        ============        ============
TOTAL RETURN (b) .......................................................             6.2%               14.2%                7.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...................................     $     48,379        $     38,396        $     15,976
Ratio of Expenses to Average Net Assets ................................            1.26%               1.34%               1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets ............            1.71%               2.73%               3.20%
Portfolio Turnover Rate ................................................              64%                 40%                181%
Average Commission Paid Per Equity Share Traded (i) ....................     $     0.0413        $     0.0266                 N/A

SERIES N (Managed Asset Allocation)                                                    Fiscal Period Ended December 31
                                                                          ------------------------------------------------------
                                                                               1997                 1996            1995(a)(c)
                                                                          -------------        -------------       -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................    $       12.02        $       10.73       $       10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................................             0.24                 0.19                0.16
Net Gain (Loss) on Securities (realized and unrealized) ..............             1.96                 1.18                0.57
                                                                          -------------        -------------       -------------
Total from investment operations .....................................             2.20                 1.37                0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............................            (0.21)               (0.07)               --
Distributions (from Capital Gains) ...................................            (0.13)               (0.01)               --
                                                                          -------------        -------------       -------------
   Total Distributions ...............................................            (0.34)               (0.08)               --
                                                                          -------------        -------------       -------------
NET ASSET VALUE END OF PERIOD ........................................    $       13.88        $       12.02       $       10.73
                                                                          =============        =============       =============
TOTAL RETURN (b) .....................................................            18.4%                12.8%                7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................    $      38,182        $      23,345       $      10,580
Ratio of Expenses to Average Net Assets ..............................            1.35%                1.45%               1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets ..........            2.71%                2.67%               2.80%
Portfolio Turnover Rate ..............................................              28%                  41%                 26%
Average Commission Paid Per Equity Share Traded (i) ..................    $      0.0270        $      0.0393                 N/A

SERIES O (Equity Income)                                                               Fiscal Period Ended December 31
                                                                          ------------------------------------------------------
                                                                               1997                 1996            1995(a)(c)
                                                                          -------------        -------------       -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................    $       14.01        $       11.70       $       10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................................................             0.19                 0.17                0.17
Net Gain (Loss) on Securities (realized and unrealized) ..............             3.77                 2.17                1.53
                                                                          -------------        -------------       -------------
Total from investment operations .....................................             3.96                 2.34                1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...............................            (0.14)               (0.03)               --
Distributions (from Capital Gains) ...................................            (0.21)                --                  --
                                                                          -------------        -------------       -------------
   Total Distributions ...............................................            (0.35)               (0.03)               --
                                                                          -------------        -------------       -------------
NET ASSET VALUE END OF PERIOD ........................................    $       17.62        $       14.01       $       11.70
                                                                          =============        =============       =============
TOTAL RETURN (b) .....................................................             28.4%                20.0%               17.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................    $     150,391        $      62,377       $      13,528
Ratio of Expenses to Average Net Assets ..............................            1.09%                1.15%               1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets ..........            2.31%                2.62%               3.00%
Portfolio Turnover Rate ..............................................              21%                  22%                  3%
Average Commission Paid Per Equity Share Traded (i) ..................    $      0.0341        $      0.0385                 N/A

SERIES P (High Yield)                                      Fiscal Period Ended December 31
                                                             ----------------------------
                                                                1997(d)       1996(d)(f)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................  $      15.99    $      15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................................          0.68            0.51
Net Gain (Loss) on Securities (realized and unrealized) ...          1.43            0.48
                                                             ------------    ------------
Total from investment operations ..........................          2.11            0.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................         (0.42)            --
Distributions (from Capital Gains) ........................         (0.08)            --
                                                             ------------    ------------
   Total Distributions ....................................         (0.50)            --
                                                             ------------    ------------
NET ASSET VALUE END OF PERIOD .............................  $      17.60    $      15.99
                                                             ============    ============
TOTAL RETURN (b) ..........................................         13.4%            6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......................  $      6,767    $      2,665
Ratio of Expenses to Average Net Assets ...................         0.31%           0.28%
Ratio of Net Investment Income (Loss) to Average Net Assets         8.58%           8.24%
Portfolio Turnover Rate ...................................           77%            151%
Average Commission Paid Per Equity Share Traded (i) .......           N/A             N/A

SERIES S (Social Awareness)                                                        Fiscal Period Ended December 31
                                                             ------------------------------------------------------------------
                                                                1997(e)         1996(e)        1995(e)      1994       1993
                                                             ------------    ------------    ----------  ----------  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................  $      19.08    $      16.49    $    12.97  $    13.69  $    12.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................................          0.06            0.03          0.09        0.08        0.02
Net Gain (Loss) on Securities
 (realized and unrealized) ................................          4.21            3.07          3.51       (0.59)       1.43
                                                             ------------    ------------    ----------  ----------  ----------
Total from investment operations ..........................          4.27            3.10          3.60       (0.51)       1.45
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................         (0.04)          (0.08)        (0.08)      (0.02)      (0.01)
Distributions (from Capital Gains) ........................         (1.06)          (0.43)         --         (0.19)       --
                                                             ------------    ------------    ----------  ----------  ----------
   Total Distributions ....................................         (1.10)          (0.51)        (0.08)      (0.21)      (0.01)
                                                             ------------    ------------    ----------  ----------  ----------
NET ASSET VALUE END OF PERIOD .............................  $      22.25    $      19.08    $    16.49  $    12.97  $    13.69
                                                             ============    ============    ==========  ==========  ==========
TOTAL RETURN (b) ..........................................         22.7%           18.8%         27.7%       (3.7%)      11.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......................  $     89,332    $     57,497    $   36,830  $   24,539  $   19,490
Ratio of Expenses to Average Net Assets ...................         0.83%           0.84%         0.86%       0.90%       0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets         0.35%           0.30%         0.75%       0.75%       0.23%
Portfolio Turnover Rate ...................................           49%             67%          122%         67%        105%
Average Commission Paid Per Equity Share Traded (i) .......  $     0.0600    $     0.0602           N/A         N/A         N/A

                                                          Fiscal Period Ended
                                                               December 31
SERIES V (Value)                                              1997(a)(d)(g)
                                                              -----------
PER SHARE DATA
Net Asset Value Beginning of Period ........................  $     10.00
Income from Investment Operations:
Net Investment Income ......................................         0.12
Net Gain (Loss) on Securities (realized and unrealized) ....         3.01
                                                              -----------
Total from investment operations ...........................         3.13
Less Distributions
Dividends (from Net Investment Income) .....................         --
Distributions (from Capital Gains) .........................         --
                                                              -----------
   Total Distributions .....................................         --
                                                              -----------
NET ASSET VALUE END OF PERIOD ..............................  $     13.13
                                                              ===========
TOTAL RETURN (b) ...........................................        31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................  $     6,491
Ratio of Expenses to Average Net Assets ....................        0.40%
Ratio of Net Investment Income (Loss) to Average Net Assets         1.55%
Portfolio Turnover Rate ....................................          79%
Average Commission Paid Per Equity Share Traded (i) ........  $    0.0602

                                                          Fiscal Period Ended
                                                               December 31
SERIES X (Small Cap)                                           1997(d)(h)
                                                                --------
PER SHARE DATA
Net Asset Value Beginning of Period ........................  $     10.00
Income from Investment Operations:
Net Investment Income ......................................         0.01
Net Gain (Loss) on Securities (realized and unrealized) ....        (0.41)
                                                              -----------
Total from investment operations ...........................        (0.40)
Less Distributions
Dividends (from Net Investment Income) .....................         --
Distributions (from Capital Gains) .........................         --
   Total Distributions .....................................         --
                                                              -----------
NET ASSET VALUE END OF PERIOD ..............................  $      9.60
                                                              ===========
TOTAL RETURN (b) ...........................................        (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................  $     2,640
Ratio of Expenses to Average Net Assets ....................        0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets         0.73%
Portfolio Turnover Rate ....................................         402%
Average Commission Paid Per Equity Share Traded (i) ........  $    0.0663

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(d) Fund expenses for Series K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                      1995    1996    1997
                      ----    ----    ----
        Series K      2.03%   1.59%   1.39%
        Series P       --     1.11%   1.14%
        Series V       --      --     1.14%
        Series X       --      --     1.98%

(e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                         1995    1996    1997
                       ------- ------- -------
        Series A        0.83%   0.83%   0.81%
        Series B        0.83%   0.84%   0.83%
        Series C        0.60%   0.58%   0.58%
        Series E        0.85%   0.83%   0.83%
        Series J        0.83%   0.84%   0.82%
        Series S        0.84%   0.84%   0.83%

(f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(i) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U. S. commissions are lower than U. S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U. S. securities. Prior to 1996, average commission information was not required to be disclosed.

(j) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Series M (Specialized Asset Allocation) effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Except for Series K, the funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctutation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates its portion of the results of operations resulting from foreign exchange rates on investment from the fluctuation arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M, N, O and X may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series J and M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securitites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires. There were no futures contracts held by the Fund at December 31, 1997.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.

     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K, P, S and V and 1.00% for Series D, M, N, O and X. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. SMC has agreed to waive all of the management fees for Series P, V and X through December 31, 1997. SMC & LMC have agreed to waive all of the management fees for Series K through December 31, 1997. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average net assets of Series O and .40% of the average assets in excess of $20,000,000 for management services provided to Series O. For the period January 1, 1997 to July 31, 1997, the Investment Manager paid Templeton Franklin Investment Services, Inc., for research provided to Series M, an annual fee equal to .30% of the first $50,000,000 of the average net assets of Series M invested in equity securities and .25% of the average net assets invested in equity securities in excess of $50,000,000. For this same time period, the Investment Manager also paid Meridian Investment Management Corporation, for research provided to Series M, an annual fee equal to .20% of the average net assets of that Series. The Investment Manager pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds to which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000.

     Shareholders of Series M voted to approve a new subadvisory agreement, effective August 1, 1997, with Meridian Investment Management Corporation, which replaced all existing research agreements. Under this agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series M, and for such services receives an annual fee equal to the following schedule:

          Average Daily Net Assets of the Series           Annual Fees
          ---------------------------------------------   ------------
          Less Than $100 Million ......................    .40%, plus
          $100 Million but less than $200 Million .....    .35%, plus
          $200 Million but less than $400 Million .....    .30%, plus
          $400 Million or more ........................    .25%

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the period ended December 31, 1997, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series X), plus the greater of .10% of the average net assets of Series D, K, M and N, or $60,000. With respect to Series X, SMC receives a fee at the annual rate of .09% of the average daily net assets of the Series.

     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include SMC.

3. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1997, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:

                                   Aggregate        Aggregate
                                     gross           gross        Net unrealized
                                   unrealized      unrealized      appreciation
                                  appreciation    depreciation    (depreciation)
                                  ------------    ------------    --------------
SERIES A
  (Growth) ..................    $317,616,093    ($ 8,926,476)    $ 308,689,617
SERIES B
  (Growth Income) ...........     316,277,798      (4,650,555)      311,627,243
SERIES C
  (Money Market) ............           2,854          (6,684)           (3,830)
SERIES D
  (Worldwide Equity) ........      35,830,715     (21,157,034)       14,673,681
SERIES E
  (High Grade Income) .......       4,370,216         (81,701)        4,288,515
SERIES J
  (Emerging Growth) .........      44,728,222      (3,437,684)       41,290,538
SERIES K
  (Global Aggressive) .......         540,965        (957,355)         (416,410)
SERIES M
  (Specialized Asset
   Allocation) ..............       5,089,050      (3,964,213)        1,124,837
SERIES N
  (Managed Asset
   Allocation) ..............       5,595,477        (531,492)        5,063,985
SERIES O
  (Equity Income) ...........      24,591,700      (1,065,675)       23,526,025
SERIES P
  (High Yield) ..............         144,700         (14,661)          130,039
SERIES S
  (Social Awareness) ........      24,120,018        (603,209)       23,516,809
SERIES V
  (Value) ...................         504,330        (158,893)          345,437
SERIES X
  (Small Cap) ...............         170,749         (59,537)          111,212

4. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31, 1997, (excluding overnight investments and short-term debt securities) are as follows:

                                                      Proceeds
                                      Purchases      from sales
                                    ------------    ------------
SERIES A
  (Growth) ..................       $543,405,349    $490,877,226
SERIES B
  (Growth Income) ...........        711,536,854     633,345,960
SERIES C
  (Money Market) ............               --              --
SERIES D
  (Worldwide Equity) ........        339,150,807     343,205,545
SERIES E
  (High Grade Income) .......        142,953,492     129,342,529
SERIES J
  (Emerging Growth) .........        217,260,264     181,827,078
SERIES K
  (Global Aggressive) .......         15,464,196      11,639,442
SERIES M
  (Specialized Asset
   Allocation) ..............         35,923,686      25,452,436
SERIES N
  (Managed Asset
   Allocation) ..............         16,649,560       7,051,201
SERIES O
  (Equity Income) ...........         78,239,841      19,583,073
SERIES P
  (High Yield) ..............          6,036,822       2,549,940
SERIES S
  (Social Awareness) ........         52,415,716      33,331,042
SERIES V
  (Value) ...................          7,167,542       1,542,445
SERIES X
  (Small Cap) ...............          4,476,544       1,873,795

     Realized gains and losses are determined on an identified cost basis for federal income tax purposes. For federal income tax purposes, Series A, B, D, J, K, M and S hereby designate $35,819,321, $37,294,810, $2,136,980, $4,737,130,
$152,921, $460,633 and $3,817,583 respectively as capital gains dividends. At December 31, 1997, Series E and X have capital loss carryforwards of $13,762,691 and $74,414, respectively which are available to offset future taxable gains and expires beginning in 2002 and 2005 respectively.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

5. FORWARD FOREIGN EXCHANGE CONTRACTS

At December 31, 1997, Series D and K had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

           CURRENCY                     TYPE    SETTLEMENT DATE  FOREIGN AMOUNT    U. S. AMOUNT   UNREALIZED GAIN  (LOSS)
---------------------------------     -------   ---------------  -------------     ------------   -----------------------
SERIES D
Australian Dollar ...............       Sell       5/04/98       $ 10,836,356       $ 7,618,500       $ 517,793
Austrian Schilling ..............       Sell       1/07/98        115,033,319         9,337,878         236,409
Austrian Schilling ..............       Buy        1/07/98        115,033,319         8,969,879         131,590
Canadian Dollar .................       Sell       6/01/98         12,736,397         9,010,539         100,217
German Deutsche Mark ............       Sell       1/07/98         10,899,047         6,225,252         158,924
German Deutsche Mark ............       Buy        1/07/98         10,899,047         6,118,935         (52,606)
New Zealand Dollar ..............       Sell       4/06/98          7,688,752         4,904,271         458,697
New Zealand Dollar ..............       Buy        4/06/98            348,466           215,857         (14,377)
New Zealand Dollar ..............       Buy        4/06/98            670,460           405,360         (17,706)
British Pound ...................       Sell       4/01/98          9,775,669        15,637,649        (460,771)
British Pound ...................       Buy        4/01/98          9,775,669        16,286,656        (188,236)
                                                                                                      ---------
                                                                                                      $ 869,934
                                                                                                      =========
SERIES K
Danish Kroner ...................       Sell       1/12/98       $  9,500,000       $ 1,406,012       $  16,331

6. FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended December 31, 1997, that qualified for the dividends received deduction for corporate shareholders in accordance with the provisions of the Internal Revenue Code for each Series was: Series A, 64%; Series B, 45%; Series C, 0%; Series D, 7%; Series E, 0%; Series J, 42%; Series K, 0%; Series M, 12%; Series N, 21%; Series O, 60%; Series P, 3%; Series S, 100%, Series V, 16%, and Series X, 100%.

7. TRANSACTIONS IN WRITTEN CALL OPTIONS

     Transactions in written covered call options for Series K were as follows:

                                                     SERIES K
                                            -------------------------
                                                            Number of
                                             Premium       Contracts
                                            ---------     -----------
          Balance at December 31, 1996 .    $   9,147         826,027
            Options written ............      175,436      12,587,154
            Excercised .................      (95,245)     (7,436,057)
            Expiration .................      (70,038)     (5,064,916)
                                            ---------     -----------
          Balance at December 31, 1997 .    $  19,300         912,208
                                            =========     ===========

                         REPORT OF INDEPENDENT AUDITORS

To the Contract Owners and Board of Directors SBL Fund

     We have audited the accompanying balance sheets, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, J, K M, N, O, P, S, V and X portfolios) (the Fund) as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SBL Fund at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 6, 1998

NOTICE:

In the future, you will receive only one copy per address of the prospectus, semi-annual and annual reports. If you wish to continue receiving one for each primary owner of record, we ask that you please send your request in writing to Security Benefit, Attn: Pat Rippberger, 700 SW Harrison St., Topeka, KS 66636-0001

SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS
---------
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Hugh L. Thompson, Ph.D.

OFFICERS
--------
John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Terry A. Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Barbara J. Davison, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Vice President and Chief Investment Officer
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

-----------------------------------
[Logo] Security Distributors, Inc.
-----------------------------------
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3112
(800) 888-2461

                                                  SBL FUND

================================================================================
                                             SEMI-ANNUAL REPORT
                                             JUNE 30, 1998

                                             -  Series A
                                                (Growth Series)
                                             -  Series B
                                                (Growth-Income Series)
                                             -  Series C
                                                (Money Market Series)
                                             -  Series D
                                                (Worldwide Equity
                                                Series)
                                             -  Series E
                                                (High Grade Income
                                                Series)
                                             -  Series J
                                                (Emerging Growth
                                                Series)
                                             -  Series K
                                                (Global Aggressive
                                                Bond Series)
                                             -  Series M
                                                (Specialized Asset
                                                Allocation Series)
                                             -  Series N
                                                (Managed Asset
                                                Allocation Series)
                                             -  Series O
                                                (Equity Income Series)
                                             -  Series P
                                                (High Yield Series)
                                             -  Series S
                                                (Social Awareness Series)
                                             -  Series V
                                                (Value Series)
                                             -  Series X
                                                (Small Cap Series)


                                         [LOGO] SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

PRESIDENT'S LETTER
August 15, 1998



[ A PHOTO ]

John Cleland
 President


TO OUR CONTRACTHOLDERS:

The past six months have been especially rewarding for investors in large-cap equities, as evidenced by the 14.14% return for the Dow Jones Industrial Average and 17.71% increase in the S&P 500 Stock Index. The returns in mid-cap and small cap stocks and in fixed income instruments have also been positive, although closer to historical norms. The S&P Midcap 400 Index rose 8.01% and the Russell 2000, representing small stocks, was up 5.27%. The bellwether thirty-year U.S. Treasury Bond generated a total return of 7.1% over the period, rewarding fixed income investors as well.

TWO FACTORS HELPING MARKET PERFORMANCE
Two principal dynamics have been at work in the financial markets throughout the first half of 1998, pushing up stock and bond prices and reinforcing the high levels of consumer confidence. The first of these is the continued absence of any inflationary pressures and the accompanying positive impact that absence has had on the Federal Reserve Open Market Committee as policymakers deliberate the future direction of interest rates. The second is the continuation of incredible money flows into the financial markets.

The ongoing financial crisis in Pacific Rim countries has played a major role in the low inflation rate in the U.S. As many of these countries try to export their way out of their problems, the cheap imports flooding U.S. markets keep prices on U.S.-manufactured goods from rising. If U.S. goods are to sell, they must remain price-competitive. Additionally, increased productivity on the part of U.S. manufacturers is helping to offset the potentially inflationary pressures of rising nominal wages.

SUPPLY AND DEMAND AT WORK
One of the oldest economic laws in existence, the law of supply and demand, is supporting equity markets now. The universe of equity shares outstanding is shrinking because of continuing strong merger and acquisition activity and through buybacks by corporations of their own stock. Despite a record number of initial public offerings, the overall number of shares of stock available to the public continues to decline.

Keep in mind, however, that the "raging bull" markets we have been experiencing for over three years can't continue forever. Although we remain positive in our market outlook, we advise our shareholders to ratchet down their expections to more normal historical levels of return. We believe it is highly unlikely that we will experience another six months of 20%-plus annualized growth.

SYSTEMATIC INVESTING A WISE PLAN
A sound investment strategy in periods such as these, in which volatility and the potential for market corrections rule, is to dollar-cost average. Investing on a regular, systematic basis helps to even out the effects of market fluctuations and increases the likelihood of meeting long-term investment goals.*

As always, we appreciate your continuing investments in Security products. We invite your questions and comments at any time.

Sincerely,


/s/ John Cleland

John Cleland, President
Security Funds

*Dollar cost averaging does not assure profits or protect against loss in a declining market.



--------------------------------------------------------------------------------
                                       1

SERIES A (GROWTH SERIES)
August 15, 1998



       [ A PHOTO ]

     Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

Performance was strong in the Growth Series in the first half of 1998. The portfolio returned 18.06%, comparing favorably with the 17.71% return of the benchmark Standard and Poor's 500 Stock Index and with the Lipper peer group average return of 16.23%.(1) The six-month period strongly favored large-cap growth stocks, which make up the major portion of the portfolio.

CONTRIBUTORS TO STRONG PERFORMANCE
Although the technology sector underperformed the overall market, we were underweighted in technology issues and so were damaged less by their weakness. Two of the companies we did own, however, did very well. Cisco Systems, Inc. and Microsoft Corporation both increased over 60% in value during the period on strong earnings outlooks and new product development.

We sought strong exposure to the financial sector, believing that low interest rates would benefit companies in this area. Insurance companies generally presented better relative value than banks, since many bank stocks had run up dramatically in price in previous months. Our holdings in American General Corporation rose 32%, American International Group, Inc., was up 30%, and The Equitable Companies, Inc., performed best, rising over 46%.

The consumer cyclicals were a mixed group. The weakest was Sunbeam Corporation, which reported inventory problems and weak sales in their appliance business. The stock declined over 60%, culminating in the company's firing of its chief executive officer. In direct contrast, Chrysler Corporation in the automobile portion of the consumer cyclicals group rose over 64% in the first half after reporting better-than-expected earnings and the announcement of a buyout by Mercedes.

AVOIDING ECONOMICALLY SENSITIVE COMPANIES
Like many others, we have been expecting an economic slowdown for some time and consequently have sought out less economically sensitive companies. This strategy led us to the health care sector. Two of our holdings in this group have performed well not only because of their low economic sensitivity, but also due to good new product outlooks. Schering-Plough Corporation increased 50% in the past six months, and Bristol-Myers Squibb Company was up about 24% in the same period.




--------------------------------------------------------------------------------
                                       2

SERIES A (GROWTH SERIES)
August 15, 1998




We also benefited from an underweighting in the energy sector. This group has been a poor performer for some time as oil and gas prices continue to decline. Given the weak demand from Asian markets and the tendency of oil-producing companies to be unwilling to cut output, we will continue to stay away from these stocks.

STAYING THE COURSE FOR THE COMING MONTHS
At this point we see no reason to change investment strategy in the coming months. Although there is evidence of some slowing in the industrial sector of the economy, we still believe that overall there will be moderate growth. We expect to continue our strategy of avoiding economically sensitive companies and seeking those firms which exhibit high quality, above average earnings growth.



Terry Milberger
Senior Portfolio Manager



                  TOP 5 EQUITY HOLDINGS**
                 SERIES A - GROWTH SERIES

Microsoft Corporation...............................  1.9%
Tyco International, Ltd.............................  1.9%
Omnicom Group, Inc..................................  1.7%
Schering-Plough Corporation.........................  1.6%
Bristol-Myers Squibb Company........................  1.6%

** At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                 1 Year        5 Years     10 Years
Series A         30.12%        22.37%      17.80%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.








--------------------------------------------------------------------------------
                                       3

SERIES B (GROWTH-INCOME SERIES)
August 15, 1998




      [ A PHOTO ]

    Mike A. Petersen
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

In a period which did not favor the traditional income-oriented holdings of growth and income portfolios, the Growth/Income Series returned 7.74% compared with the benchmark Standard & Poor's 500 Stock Index return of 17.71%.(1) It also lagged the Lipper peer group average return of 12.26%.

GOALS FOR PORTFOLIO STRUCTURE
We began the year with three overall goals for the Growth/Income Series. These included a targeted portfolio yield of 150% of that of the S&P 500 Index, earnings per share growth equal to or greater than those of the S&P 500, and a lower overall portfolio risk than the index. Because valuations of large-cap stocks had run up to unprecedented highs, the more attractive values and higher dividends were available in midcap issues. Historically, the growth potential of such midcap stocks has been similar to that of large cap issues. Although this strategy is sound for the longer term, as yet in 1998 the market movements have been concentrated in larger-cap companies.

STRONG PERFORMERS IN THE PORTFOLIO
Nonetheless, we have had some strong performers in the portfolio in the first half. The best known of all, Microsoft Corporation, rose nearly 61% over the six months. Health care company Humana, Inc., moved up 52% after announcement of a takeover by United HealthCare Corporation. Another well-known favorite, McDonald's Corporation, climbed 47% on improving store sales growth (particularly in their overseas operations) and after introducing a program to cut costs and simplify product lines.

The economic weakness in Asia damaged performance of Sawtek Inc., a company which manufactures components for cellular phones and the cellular infrastructure. Although we purchased the issue after its initial round of Asia-related price decline, a major customer canceled an order subsequent to our purchase, causing the price to drop further. We also experienced a sharp loss in our Sunbeam Corporation holding after the company reported inventory problems and weak sales in its appliance business.











--------------------------------------------------------------------------------
                                       4

SERIES B (GROWTH-INCOME SERIES)
August 15, 1998




PLANS FOR THE REST OF 1998
Going forward, we believe that the sizes of returns we have experienced in the broad markets will in all likelihood begin to slow. Many large cap growth companies have earnings multiples of thirty to sixty times; these companies would have to increase earnings at very high rates to maintain these levels. This will be harder to accomplish in light of the slowdown resulting from the Pacific Rim economic crisis.

Our emphasis on the importance of income as a portion of total return will be a plus in a slower growth, lower return environment. The attractiveness of income in a traditional growth and income portfolio could draw investors if the economy slows as we expect it to. In the months ahead we plan to actively seek those stocks that exhibit strong growth potential and pay higher than average dividends.



Michael A. Petersen
Senior Portfolio Manager




                 TOP 5 EQUITY HOLDINGS**
             SERIES B - GROWTH-INCOME SERIES

Texaco, Inc.........................................  1.7%
SBC Communications, Inc.............................  1.5%
PepsiCo, Inc........................................  1.5%
Amoco Corporation...................................  1.4%
Mobil Corporation...................................  1.4%

** At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                  1 Year        5 Years     10 Years
Series B          18.04%        16.19%      15.11%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.









--------------------------------------------------------------------------------
                                       5

SERIES C (MONEY MARKET SERIES)
August 15, 1998




TO OUR CONTRACTHOLDERS:

Short-term interest rates on U.S. Treasury Bills generally declined about 0.25% between the beginning of the year and the end of June, although the descent was not a smooth one. The Money Market Series has held its yield well despite the volatility, generating a 2.54% return for the six-month period.1 This is in line with the 2.54% average of its Lipper peer group.

CHARACTERISTICS OF THE PORTFOLIO
As usual, during the period we bought only investments which are rated in the top tier by the major rating agencies, or which are Federal government or government agency issues. We target an average maturity for the portfolio which is within approximately ten days of that of the benchmark Money Fund Report published by IBC Donoghue. At June 30, 1998, that benchmark maturity was 58 days, while the Series had an average of 47 days. We believe that the best strategy is not to try to outguess the markets by dramatically lengthening or shortening the average maturity. Instead, we maintain a "laddered" structure, with holdings maturing at regular intervals over the life of the portfolio. This allows us to adjust quickly should short-term interest rates change quickly.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO
At June 30, 1998, the assets in the Money Market Series consisted of 83.8% commercial paper, 8.6% Small Business Administration issues, and 7.6% Federal agency securities. We have received approval from the Board of Directors of the SBL Fund to purchase securities known as "funding agreements" (also known as guaranteed investment contracts). These agreements are contracts which are issued by insurance companies, and are liabilities backed by the issuing company's general account assets. These contracts are ranked on the same level as insurance policies. The Series will only purchase funding agreements which are in the top tier of ratings by major rating agencies. The advantage to these agreements is that their yields generally will be from ten to thirteen basis points (0.10% to 0.13%) higher than those of commercial paper. We believe that their high quality and favorable yield will be advantageous for use in the portfolio.


            AVERAGE ANNUAL TOTAL RETURN
               AS OF JUNE 30, 1998(1)

                1 Year        5 Years     10 Years
Series C        5.17%         3.97%       5.08%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



OUTLOOK FOR THE SECOND HALF
We expect interest rates on short-term investments to remain close to their present levels for the coming months. We believe the Federal Reserve Open Market Committee will be reluctant to raise rates because of the still-weak Asian economies, but we feel that the U.S. economy remains too strong to allow rates to go down. As usual, we will continue to monitor market conditions carefully, and will remain ready to adjust portfolio holdings should economic conditions warrant.



Fixed Income Team







--------------------------------------------------------------------------------
                                       6

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1998

 [LOGO]      SUBADVISOR, LEXINGTON MANAGEMENT CORPORATION
             PORTFOLIO MANAGERS, RICHARD SALER AND ALAN WAPNICK


   [ A PHOTO ]           [ A PHOTO ]

  Richard Saler         Alan Wapnick
Portfolio Manager     Portfolio Manager



TO OUR CONTRACTHOLDERS:

The Worldwide Equity Series advanced an attractive 13.49% through the first half of 1998, although it underperformed the Lipper peer group average of 15.44%.(1) The benchmark Morgan Stanley World Index increased 15.92% in the same time period.

SECOND QUARTER DIFFICULTIES
The Series performed well in the first quarter of the year, but lost ground in the second quarter due to three primary factors. First, the portfolio is overweight versus the benchmark index in the United Kingdom, which declined 1.01% in the second quarter as earnings disappointments accelerated and inflation fears forced the Bank of England to raise base interest rates. Second, on a relative basis versus the benchmark the portfolio is underweight in U.S. stocks, which as measured by the Standard and Poor's 500 Stock Index rose 3.30% during the three months. Finally, large company stocks continued to outperform midsized and small company equities despite the better value offered by smaller stocks.

EFFECTS OF THE ASIAN CRISIS
Shock waves from Asia are still being felt around the world. The U.S. economy is beginning to show signs of slowing, particularly in the manufacturing sector. However, due to low unemployment, rising stock prices and low interest rates the American consumer remains strong. Corporate earnings growth has weakened and is now growing at a low rate. U.S. profits are likely to remain under pressure due to a strong dollar, rising wage pressures, and weakening demand overseas.

European economies have generally improved, although Europe remains a mixed bag. The U.K. appears headed for a recession. The yield curve there is inverted due to continued interest rate hikes by the Bank of England. A strong currency has damaged the manufacturing sector, which is now in recession. Recent retail sales reports suggest that consumer spending may be slowing as well.

On the European continent the news is somewhat better. Unemployment remains high but is finally showing signs of improving. Consumption has also picked up, perhaps due to rising stock prices and falling unemployment. The export sector, however, which has been the driver of most of the growth, may now be catching the Asian flu. Continental Europe is likely to have its growth recovery muted due to weakening demand elsewhere.

We expect that Asia will continue to be the primary trouble spot. Many Asian economies have seen demand collapse. Certainly Japan remains an important variable, but is currently suffering its worst recession since World War II. The economy is fundamentally sick due to the massive bad loans held by Japanese banks. Signs of greater political resolve to address the economic problems are emerging, but the problems will not be resolved overnight. World growth is decelerating and this trend is likely to continue, with interest rates staying low and corporate profits facing increasing pressure.






--------------------------------------------------------------------------------
                                       7

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1998




THE PORTFOLIO FOCUS
Our stock selection process remains focused on companies which are able to meet investor earnings expectations. Defensive issues such as drugs and food will be less affected by global economic slowing than manufacturing-related stocks. Europe remains attractive due to corporate restructuring; however, given strong price moves and potentially slower economic activity the risk is rising. Because of our belief in a poor profit outlook for U.S. equities, we will maintain an underweight position there.

Finally, despite Japan's economic woes, the best values currently can be found in Japanese markets. Our focus in Japan remains on cash-rich companies which are trading at deep discounts to book value. Although the Japanese economy is unlikely to recover soon, current prices of some equities suggest much of the bad news is already discounted. Further positive political developments or news of serious corporate restructuring could provide substantial returns in selected cheap Japanese stocks.



Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.



                  TOP 5 EQUITY HOLDINGS**
            SERIES D - WORLDWIDE EQUITY SERIES

Wienerberger Baustoffindustrie AG..................   2.0%
Imax Corporation...................................   1.9%
Novartis AG........................................   1.8%
Elan Corporation PLC ADR...........................   1.8%
Yogen Fruz World-Wide, Inc.........................   1.6%

** At June 30, 1998



                AVERAGE ANNUAL TOTAL RETURN
                   AS OF JUNE 30, 1998(1)

                   1 Year         5 Years        10 Years
Series D           7.20%          12.84%         5.10%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       8

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1998



   [ A PHOTO ]
Steven M. Bowser
Portfolio Manager


TO OUR SHAREHOLDERS:

Interest rates during the first half of the year traded in a fairly narrow range, with the bellwether thirty-year Treasury bond beginning the year at 5.92% and ending June at 5.63%. Within the time period, however, volatility reigned as rates rose and fell frequently depending on whether the news story of the moment related to Asian-induced economic weakness or to consumer-led strength in our economy. The High Grade Income Series returned 3.83% for the six months, slightly underperforming the Lipper peer group average of 3.97%.(1) The benchmark Lehman Brothers Corporate Bond Index rose 4.15% over the same time period.

MORTGAGE-BACKED SECURITIES HOLDINGS INCREASED
In the second quarter we increased the percentage of mortgage-backed securities in the portfolio to 16%. These bonds generally will lose less of their value in periods of rising interest rates than Treasury or corporate issues, because in periods of higher rates fewer homeowners are inclined to refinance their mortgages. As the risk of prepayment on the securities falls, their prices become more stable. The mortgage-backed pools we select for the portfolio generally have been outstanding for five years or more (so-called "seasoned collateral" pools), which also tends to lower their prepayment speeds.

CORPORATE SECTOR PERFORMANCE
Performance of the investment grade corporate bonds, which make up over half of the portfolio, was mixed. Industrial issues performed well because of the strength in the U.S. economy. Our U.S. West bonds were added in this sector when the company tendered for the bonds at a premium over our cost as a part of reorganization of their corporate structure.

On the negative side, our gaming sector bonds issued by MGM Grand, Inc. and by Mirage Resorts, Inc., weakened because of the "Asian effect"--part of their revenue, especially in their casino operations, comes from guests from Asian countries. The Asian crisis also forced spreads on Yankee bonds to widen. We felt this primarily in our banks with Asian exposure, including ABN Amro Bank NV and Santander Financial Issuances, Ltd. A third, Banco Central Hispanoamericano, was also a negative as the emerging market countries felt the pain of the Asian situation. Overall, however, we believe all of these companies provide good long term potential for the portfolio.






--------------------------------------------------------------------------------
                                       9

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1998




During the period we added some railroad bonds, issued by such companies as Burlington Northern and Norfolk Southern. The railroad sector was beaten down by Union Pacific's operating problems, and many of these issues were unfairly undervalued in our estimation.

THE HIGH YIELD HOLDINGS
The high yield corporate bonds, at nearly 20% of portfolio assets, performed well in three of the six months, and were neutral in the remaining months. The additional yield provided by this sector makes it attractive for inclusion in the portfolio.

LOOKING AHEAD
With interest rates on U.S. Treasury notes and bonds being at historic low levels, we expect to look to other sectors such as corporate bonds and mortgage-backed securities for their additional incremental return. We continue to keep our average duration close to that of the benchmark index, refraining from making interest rate bets with our maturity structure at this time.



Steven M. Bowser
Portfolio Manager


                        ASSET MIX**
            SERIES E - HIGH GRADE INCOME SERIES


U.S. Government & Agencies.........................   4.5%
Mortgage Backed Securities.........................  16.0%
Corporate Bonds....................................  78.0%
Cash & Equivalents.................................   1.5%

** At June 30, 1998



                AVERAGE ANNUAL TOTAL RETURN
                   AS OF JUNE 30, 1998(1)

                    1 Year         5 Years       10 Years
Series E            11.19%         5.17%         8.13%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.





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                                       10

SERIES J (EMERGING GROWTH SERIES)
August 15, 1998



   [ A PHOTO ]
 James P. Schier
Portfolio Manager


TO OUR CONTRACTHOLDERS:

In the first six months of 1998 the Emerging Growth Series rose 8.84%, outperforming its benchmark S&P 400 Midcap Index which returned 8.01% over the period.(1) The Series, however, underperformed its Lipper peer group average of 13.40%. Those funds in the peer group which included more large-cap companies led as stocks of the larger firms benefited from investors' search for liquidity.

SECTORS WITH FAVORABLE PERFORMANCE
One of our strongest performing sectors was technology, led by America Online, Inc. stock which rose over 135% in the first half of the year. This internet and interactive services company was a direct beneficiary of the "internet mania" which swept through the markets in recent months. Solid advances in our other computer services and software names were offset by negative performance among the semiconductors, which are more economically sensitive and also rely on Asian markets for growth.

Our health care holdings were also very favorable overall, although with mixed results within the sector. Mylan Laboratories, Inc., a manufacturer and marketer of generic drugs, rose about 45% on strong earnings reports. Unfortunately, part of this positive result in the portfolio was offset by declines in Dentsply International, Inc., and Dura Pharmaceuticals, Inc., as both companies reported disappointing earnings.

Positive performance also came from Quaker State Corporation in the energy sector, which rose 41% on news of a buyout by Pennzoil Company. Within the consumer staples group, three companies--Cardinal Health, Inc., The Cheesecake Factory Inc., and Dial Corporation--all rose over 40%.

WEAKER PERFORMING ISSUES
On the negative side of the performance coin, Callaway Golf Company, a leading manufacturer of golf clubs, dropped about 25% and hotel/casino operator Circus Circus Enterprises, Inc. lost nearly 17% as a result of disappointing earnings announcements. Other weak performers included SCI Systems, Inc., a contract manufacturer of personal computers, and Sealed Air Corporation, which manufactures and sells specialty packaging products. In the technology sector, Transcrypt International, Inc., (a manufacturer of information security products which prevent unauthorized access to sensitive data), lost over three-quarters of its value because of alleged improper accounting practices.







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                                       11

SERIES J (EMERGING GROWTH SERIES)
August 15, 1998




NO MAJOR CHANGES PLANNED
Looking forward, we expect to keep our sector weightings close to their current levels for the next few months. Midcap and small-cap stocks continue to offer very good risk/reward potential since their prices in general have not experienced the outsized runups seen in the large capitalization issues. Studies have shown that historically when the valuation spread between large-cap and smaller-cap issues is as wide as it is now, the smaller issues have about a 75% chance of outperforming over the following six months to one year.



James P. Schier
Portfolio Manager


                    TOP 5 INDUSTRIES**
            SERIES J - EMERGING GROWTH SERIES

Computer Software/Services.........................  13.0%
Pharmaceuticals....................................   8.7%
Communication Equipment............................   6.0%
Medical Products & Supplies........................   5.3%
Foods..............................................   4.6%

** At June 30, 1998



                AVERAGE ANNUAL TOTAL RETURN
                   AS OF JUNE 30, 1998(1)

                    1 Year       5 Years      Since
                                              Inception
                                              (10-1-92)
Series J            23.19%       13.79%       17.09%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







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                                       12

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
August 15, 1998

            [LOGO] SUBADVISORS, MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT CORPORATION
                    PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON



   [ A PHOTO ]

  Maria Ramirez
Portfolio Manager


TO OUR CONTRACTHOLDERS:

In general the first six months of 1998 produced mediocre returns for global bond funds. The Global Aggressive Bond Series returned 3.48%, comparing favorably with its Lipper peer group average of 2.31%.(1) However, the fund underperformed the benchmark Lehman Global Bond Index, which returned 3.54% over the period.

The difference in the relative performance of the Series and the peer group versus the index is telling. Both the Series and the majority of portfolios in the peer group have substantially more invested in emerging market debt than the index. With financial turmoil continuing in Asia and spreading to Russia, most emerging market debt (even that of fundamentally sound countries) performed poorly on a relative basis.

INTEREST RATES AROUND THE WORLD
Interest rates in developed countries continued their downward path, basically declining a quarter to half a percent in ten-year maturities. Ten year rates are now near historic lows in many developed countries and do not appear to have a lot of room to move down further from current levels. Some examples of ten year government bond levels at June 30, 1998 were:

United States 5.45%
Germany 4.78%
United Kingdom 5.86%
Japan 1.62%

Strong economic growth in many developed countries combined with declining levels of unemployed workers, especially in the bellwether U.S., is enough to keep many bond market participants nervous. However, the prevailing worldwide low level of inflation remains a constant and allays much of the fear of the need for higher interest rates.

EVENTS OF THE PAST SIX MONTHS
Looking back at our forecasts for the first half of 1998, we were correct on two of three calls. First, we predicted that the U.S. dollar's rise against non-Asian currencies was nearing an end. In fact, the dollar was basically unchanged against continental European currencies. Second, we expected inflation to continue at low levels due to the Asian crisis. This also proved correct and is evidenced by the drop in many commodity prices during the six months. Unfortunately, our third prediction has not yet happened except on a limited basis: we thought that the markets would begin to differentiate "good" emerging market countries and companies from the "bad" ones.






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                                       13

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
August 15, 1998




COUNTRY FAVORITES FOR THE MONTHS AHEAD
We believe that the best value in global bonds remains in fundamentally sound emerging market countries and companies. Our favorite countries at this time are Poland, Greece, and Hungary. While we are somewhat disappointed with our first half performance, we believe that as emerging markets start to settle down our performance for the full year will be rewarding.



Maria Fiorini Ramirez
Portfolio Manager

Denis Jamison
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


                     TOP 5 COUNTRIES*
         SERIES K - GLOBAL AGRESSIVE BOND SERIES

United States......................................  24.6%
Denmark............................................  11.5%
Greece.............................................   6.9%
Argentina..........................................   6.6%
Poland.............................................   6.5%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                  1 Year            Since Inception
                                        (6-1-95)
Series K          -1.2%                  9.80%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







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                                       14

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
August 15, 1998



[LOGO] MERIDIAN        MANAGED BY SECURITY MANAGEMENT COMPANY
       INVESTMENT      SUBADVISOR, MERIDIAN INVESTMENT MANAGEMENT CORPORATION
       MANAGEMENT



   [ A PHOTO ]               [ A PHOTO ]

 Patrick S. Boyle         Steven M. Bowser
Portfolio Manager         Portfolio Manager


TO OUR CONTRACTHOLDERS:

In the first half of 1998, the Specialized Asset Allocation Series reaped the benefits of international investing. Year to date the portfolio has appreciated 10.97%, ahead of its Lipper peer group average return of 9.24%.(1)

EUROPEAN MARKETS SET THE PACE
European equity markets have led the global securities rally. Equities in Germany, Italy, and Belgium have far outpaced the returns of the U.S. stock market. For the first six months of 1998 these three European markets were all up in excess of 30%. Including Denmark, European markets have comprised approximately 25% of the portfolio. Italian equities, which have been a part of the allocation since May 1996, were sold during the second quarter just prior to a market correction. Profit taking in these stocks, which doubled in value since their initial purchase, was dictated by their lofty valuations.

Currency markets have been more neutral so far in 1998 than in the previous few years. This has been a positive for the foreign equity holdings in the portfolio, which were adversely affected by the strong dollar in 1996 and 1997.

U.S. STOCK APPRECIATION LED BY LARGE COMPANIES
For much of the last three and a half years, the U.S. market's advance has been led by a narrow group of large capitalization stocks as global investors sought the safety of highly liquid investments. As a result many of these large stocks now appear very expensive. Microsoft Corporation and Coca-Cola Company, with market capitalizations in excess of $200 billion, have price/earnings ratios above fifty. We find their recent outperformance temporary and believe value, and not liquidity, will drive investment performance in the long run. In times of market volatility we advocate asset allocation as the preferred alternative to buying expensive, liquid stocks.

SECTOR EMPHASIS
The Specialized Asset Allocation Series has emphasized three domestic sectors this year: technology, leisure, and health care. Technology stocks, leaders of the markets in the first quarter, were poor performers in the second quarter as fears of the Asian impact on U.S. technology company earnings hurt their share prices. The sell-off in these stocks, however, has once again created a very attractive buying opportunity.

According to our valuation measures, many of the industries we own within the technology sector are selling at twenty to thirty percent below their fair value. We expect these stocks to rebound and to contribute positively to performance in the remainder of 1998.







--------------------------------------------------------------------------------
                                       15

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
August 15, 1998




A second area of emphasis in the domestic market has been the leisure sector. Entertainment stocks, including Time Warner, Inc. and Viacom, Inc., have been market leaders recently. Time Warner has been helped by the market's resurrected belief in cable related shares. Viacom, out of favor for much of the recent bull market, has posted a well documented turnaround, nearly doubling thus far in 1998. Restaurant stocks, the largest holding in the leisure sector, have benefited from a rebound at McDonald's Corporation and improving macroeconomic trends within the industry. In the health care sector we favor long term care stocks, which generally have excellent valuations and are participating in the market's advance.

CAUTIOUS OPTIMISM
Despite the extended global securities rally, we believe investment opportunities still exist and we remain cautiously optimistic for the remainder of 1998. With the bond market rally in the second quarter, lower interest rates have improved the potential for both domestic and foreign stock markets. Other asset categories, including U.S. bonds, provide additional return potential as well as the benefit of diversification.



Patrick S. Boyle
Portfolio Manager--Equity component
and Sector Allocation

Steven M. Bowser
Portfolio Manager--Fixed income portion


               MERIDIAN TARGET ALLOCATION*
      SERIES M - SPECIALIZED ASSET ALLOCATION SERIES

U.S. Equities......................................  31.0%
International Equities.............................  34.0%
U.S. Bonds.........................................  20.0%
International Bonds................................   0.0%
Gold...............................................   4.0%
Real Estate........................................   5.0%
Cash...............................................   6.0%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                    1 Year            Since Inception
                                          (6-1-95)
Series M            9.70%                  12.59%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       16

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1998



    T. ROWE PRICE     [LOGO]     SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
Invest With Confidence           PORTFOLIO MANAGER, NED NOTZON


   [ A PHOTO ]

Edmund M. Notzon
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Managed Asset Allocation Series had an excellent first half of 1998, increasing 11.25% in value and outperforming its peer group average of 9.61%.(1) Because of the defensive nature of the portfolio it lagged its benchmark, which is made up of 60% S&P 500 Stock Index and 40% Lehman Brothers Government/ Corporate Bond Index and returned 12.30% over the period.

SOLID GLOBAL MARKET RETURNS
After enjoying strong returns in the first three months of 1998, global markets faltered a bit in the second quarter but still managed to end the first half with solid returns. The domestic market soared in the first quarter and international markets began to rebound, but again the economic crisis in Asia spoiled the party. International markets suffered and domestic stocks stalled due to lower demand for American products. Still, the 17.7% gain of large-cap stocks in the first half, as measured by the S&P 500 Stock Index, was nothing short of blistering. International stocks as a group rose 15.92% in the half, as measured by the MSCI World Index in U.S. dollar terms.

PORTFOLIO STRATEGY
The sector exposures of the fund have changed slightly from year end. We maintained our defensive posture by underweighting stocks. The equity market is at the higher end of several valuation measures, and we expected the stock market to moderate and earnings growth to slow. We also expected the international exposure to add value to the fund, since many foreign securities are undervalued. We invested about 2% of the cash equivalents in the bond component and another 1% in the stock component. At the end of June, the portfolio's allocation was about 4% in cash equivalents, 40% in bonds, and 56% in stocks.

OUTLOOK FOR THE COMING MONTHS
The economy seems to be slowing a bit but remains healthy. The Federal Reserve is likely to keep rates unchanged, especially with the continuation of the Asian crisis. This environment is very favorable for the bond market. The U.S. equity market may stall a bit if the decrease in demand results in lower corporate earnings. We continue to expect the U.S. stock market to deliver positive returns, though not at the pace of the last few years.







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                                       17

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1998




Overseas, market returns have been highly volatile and region-specific. We still believe, however, that foreign markets provide a good opportunity to find undervalued securities. The diversified strategy available through the Managed Asset Allocation Series should continue to deliver attractive returns over the long term.



Edmund M. Notzon
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.



                  TOP 5 EQUITY SECTORS*
        SERIES N - MANAGED ASSET ALLOCATION SERIES

Financial..........................................   9.1%
Consumer Staples...................................   7.5%
Technology.........................................   7.5%
Health Care........................................   5.8%
Consumer Cyclicals.................................   4.9%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                    1 Year            Since Inception
                                          (6-1-95)
Series N            18.01%                 16.35%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






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                                       18

SERIES O (EQUITY INCOME SERIES)
August 15, 1998



    T. ROWE PRICE     [LOGO]     SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
Invest With Confidence           PORTFOLIO MANAGER, BRIAN C. ROGERS


   [ A PHOTO ]

 Brian C. Rogers
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The equity markets performed very well in the first half of 1998 as low inflation, a benign interest rate environment, and generally healthy corporate earnings provided fuel for the advance. As the first half progressed and signs of a deceleration in economic growth became visible, the environment grew increasingly challenging for value funds. The Equity Income Series rose 6.23% over the six months, compared with the Lipper peer group average of 10.64% and the S&P 500 Stock Index return of 17.71%.(1)

THE STRUGGLES OF EQUITY INCOME FUNDS
During the first half of the year, company size and the predictability of earnings growth emerged as critical requirements of investment success. Characteristics such as low stock valuations and above-average yield were viewed as something to avoid rather than to seek. As the above figures reflect, the Equity Income Series' results lagged the broad market because of its focus on precisely the type of investment approach that has recently been out of favor. Equity income funds in general struggled during the period, and we struggled more than most for reasons explained below. Given the conservative nature of the fund, it is difficult to keep up with the broad market in times of powerful market advances.

PORTFOLIO STRATEGY
In light of the portfolio's first half performance, it helps to review exactly how we invest and why. We follow a value approach, meaning that we invest in companies that our analysis suggests are undervalued on the basis of earnings, dividends, cash flow, asset value, or some combination of these measures. There is a contrarian element to this approach in that many companies carrying these measures of undervaluation are often out of favor for a variety of company- or industry-related reasons. We invest in them in the belief that the market's short-term sentiment is often too negative, and that investors will view our companies more favorably in the future. Generally, this is a relatively conservative style of equity investing with reasonable return potential and an emphasis on risk control.

Without doubt we have been out of sync with the market even though we did nothing differently in the last six months than we have been doing since the inception of the fund. We made our investment decisions for the same reasons we always have over the years. However, despite the consistency of our investment approach, several factors combined to hurt results so far in 1998. First, the fund had little exposure to the strong technology sector and too much exposure to the weaker energy and utility sectors. We deliberately avoided many of the fifty or so S&P 500 stocks that have accounted for so much of the broad market advance, since many had very high price/earnings ratios and low or nonexistent dividend yields. Some individual holdings impaired the first half return as well, including Union Pacific Corporation, with its well-publicized problems, and more cyclical stocks such as Dow Chemical Company and Norfolk Southern Corporation, all of which were among our largest positions.




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                                       19

SERIES O (EQUITY INCOME SERIES)
August 15, 1998




SUMMARY AND OUTLOOK
In short, some unfortunate short-term sector decisions, a handful of laggards among our major stocks, and our avoidance of many large-capitalization growth companies that do not meet our investment criteria restrained results during the first six months. Since our focus has always been on the long term, we remain confident that our investment approach will continue to reward shareholders over time.

At some point stock market returns should begin to moderate from their unsustainable levels. Investor expectations are currently very high, signs of speculative activity are rising, and investors appear more focused on return than on risk. Nevertheless, despite lofty valuations and the volatile twists and turns that are likely to occur along the way, we are confident that our investment approach will continue to reward investors over time.



Brian C. Rogers
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
             SERIES O - EQUITY INCOME SERIES

Mellon Bank Corporation.............................  1.8%
American Home Products Corporation..................  1.5%
Exxon Corporation...................................  1.4%
Alltel Corporation..................................  1.4%
Amoco Corporation...................................  1.3%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                   1 Year            Since Inception
                                         (6-1-95)
Series O           19.14%                 23.48%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







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                                       20

SERIES P (HIGH YIELD SERIES)
August 15, 1998




   [ A PHOTO ]

  David Eshnaur
Portfolio Manager


TO OUR SHAREHOLDERS:

High yield bonds were the best performing sector of the U.S. fixed income markets in the first half of 1998. The strong upward movement relative to other sectors was largely a result of an inflow of $11.5 billion in new cash. This is 27% more than in the same period last year, which was a record year. The high yield market has now topped the $400 billion level, 33% above the 1997 year end total.

PORTFOLIO PERFORMANCE
The High Yield Series performed in line with its peers, returning 4.57% over the six months versus the Lipper peer group average of 4.58%.(1) The benchmark Lehman Brothers High Yield Index rose 4.50% in the same period. We maintain an emphasis on higher quality BB and upper B rated issues in our portfolio. In periods of declining interest rates lower-quality issues often outperform, but when rates rise the higher-rated bonds are expected to hold their value better.

POSITIVE CONTRIBUTORS TO TOTAL RETURN
Our overweighting in sectors which performed well worked in our favor. In the capital goods sector our Plastic Containers, Inc., bonds rose in price when the company tendered for them as part of their overall refinancing process. Knoll, Inc., a manufacturer of office furniture, saw its bond prices climb as the company benefited from a strong business environment.

The cable industry also fared well in the first half. We hold bonds issued by Cablevision Systems, Comcast Corporation, Adelphia Communications Corporation, and Diamond Cable U.S. in this sector. These companies, many of which have heavy borrowings, gain when interest rates fall. Mergers and acquisitions such as the AT&T/Telecommunications, Inc. union also drive up the sector as a whole.


            AVERAGE ANNUAL TOTAL RETURN
                AS OF JUNE 30, 1998(1)

                1 Year            Since Inception
                                      (8-5-96)
Series P        11.64%                 13.04%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


WHAT WE DIDN'T OWN HELPED, TOO
The High Yield Series was helped overall by having only small positions in some sectors. Energy-related securities generally underperformed as oil prices continued to fall. Some telecommunications bonds lost value, along with their corresponding stock issues, as a result of the weak Asian economies. Many chemicals declined as well, in sympathy with the closely-related energy sector.

THE HIGH YIELD MARKET OUTLOOK
We believe that the high yield market will continue to be volatile, since it reacts to swings in both the bond and stock markets. Adding to the wide fluctuations in the high yield arena as a whole is the volatility in emerging markets-related issues, as world economies suffer the effects of the Asian crisis. Fortunately, our portfolio has no exposure to emerging markets at this time.

We plan to maintain our emphasis on the higher-quality issues. We note that defaults on high yield issues moved up to 0.85% of total market value in the first half, compared with 0.80% at the end of 1997. We believe the risk that this implies justifies our somewhat more conservative approach to high yield investing.



David Eshnaur
Portfolio Manager

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                                       21

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1998



   [ A PHOTO ]

Cindy L. Shields
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Social Awareness Series returned 15.79% in the first half of 1998, strongly outperforming its Lipper peer group average of 10.43%.(1) Large capitalization stocks dominated performance in the period, and with its large-cap orientation the benchmark Domini Social 400 Index rose an even greater 18.93%.

ADDING MID-CAP ISSUES TO THE PORTFOLIO
Because the large-cap sector of the stock market has outperformed for many months, we believe there are better values to be found in the mid-cap arena. In our view, the medium sized companies have potential for greater appreciation and accordingly we have been purchasing some midcap companies in recent months. Although they have lagged the overall market to date, we expect them to return to favor when investors realize that valuations in many large-cap companies have reached unreasonably high levels. The portfolio still maintains an average large-cap orientation, although less than that of the benchmark index. We note that in the Domini Social 400 Index, Microsoft Corporation makes up nearly 5% of the total and other large companies such as Coca-Cola Company, Merck & Conpany, Inc., Intel Corporation, IBM, and Procter & Gamble Company are also large positions.

CONTRIBUTORS TO TOTAL RETURN IN THE FIRST HALF
The strongest-performing sector in the portfolio in the first half of the year was technology, with performance led by Microsoft Corporation and Cisco Systems, Inc. Both of these companies returned over 60% for the period because of strong earnings outlooks and excellent prospects for new product development. Our holdings in Peoplesoft, Inc. and Tellabs, Inc., also did very well, each rising over 30%.

The second-best sector was consumer staples. McDonald's Corporation led in this area, climbing 45% on improving store sales growth (especially in overseas operations) and after introducing a program to cut costs and simplify product lines. Consumer staples sector performance was followed closely by health care. Schering-Plough Corporation was the leader, rising 48% on promising new products.

On the negative side, Corporate Express, a company which markets office goods and furniture to corporations and organizations, lost 34% after announcing early in the year that it expected profit growth to slow over the next two years. Developer and marketer of prescription pharmaceutical products Dura Pharmaceuticals, Inc. fell sharply in February when it announced that profits would be well below expectations this year because of disappointing antibiotic sales and higher costs.





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                                       22

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1998




A SOCIAL INVESTMENT NEWS UPDATE
As many socially-oriented investors are aware, last September the Securities and Exchange Commission (SEC) proposed new rules which would have made it much more difficult for shareholders to place resolutions on proxy ballots. A large coalition of over 400 socially concerned businesses, investment companies, religious organizations, and other groups united to protest these proposed rules. We are pleased to report that the two top advisers on shareholder issues appointed to make recommendations to the SEC on the proposals essentially sided with the coalition and recommended reverting to the existing rules. It is widely expected that the SEC will adopt these recommendations in the near future.



Cindy L. Shields
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
            SERIES S - SOCIAL AWARENESS SERIES

Microsoft Corporation...............................  3.6%
Coca-Cola Company...................................  3.1%
Merck & Company, Inc................................  2.6%
International Business
   Machines Corporation.............................  2.3%
Procter & Gamble Company............................  2.2%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                  1 Year     5 Year      Since Inception
                                            (10-1-92)
Series S          27.94%     17.86%           15.72%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       23

SERIES V (VALUE SERIES)
August 15, 1998




   [ A PHOTO ]

 James P. Schier
Portfolio Manager


TO OUR CONTRACTHOLDERS:

In the first half of 1998 the Value Series continued the pattern of strong performance it has exhibited since its inception in May of last year. The total return for the past six months was 14.09% compared with the Lipper peer group of funds' average 12.26% return.(1) The benchmark S&P 500/Barra Value Index rose 12.13% over the same period.

STOCK SELECTION OUTSTANDING
The greatest factor contributing to strong performance was outstanding stock selection in the technology sector. Two stocks in the software and services areas of the sector, Antec Corporation and Computer Sciences Corporation, both increased approximately 50% in value during the six-month period. Antec, which provides equipment to the cable industry, rose on expectations that the business of one of its major customers, Telecommunications, Inc. (TCI), would accelerate. This perception was reinforced when AT&T announced a buyout of TCI. Computer Sciences was also a takeover story, receiving a bid from Computer Associates which it then successfully blocked. Its stock is now trading higher than the proposed takeover price.

Several other sectors in the portfolio outperformed their parallel sectors in the benchmark index. In health care, our position in Mylan Laboratories, Inc., rose about 45% on evidence of strong earnings for the generic drug manufacturer and marketer. Within the transportation sector Monaco Coach Corporation, a manufacturer of recreational vehicles and motor homes, climbed 66% on strong earnings reports as well.

Also helping the portfolio outperform the benchmark index was positive stock selection within the raw materials sector, a group which generally performed poorly over the six months. Our positions in Cleveland-Cliffs, Inc., a producer of iron ore in the U.S. and Canada, and in Engelhard Corporation, which provides products and services to the mining industry, beat the sector trends by increasing between 15% and 20% in value.

A FEW NEGATIVES
On the negative side, two stocks in the consumer cyclicals sector hurt performance. Callaway Golf Company, a leading manufacturer of golf clubs, dropped about 25% and hotel/casino operator Circus Circus Enterprises, Inc., lost nearly 17% after reporting disappointing earnings.








--------------------------------------------------------------------------------
                                       24

SERIES V (VALUE SERIES)
August 15, 1998




BETTER VALUES IN MEDIUM AND SMALL COMPANIES
Overall market performance so far this year has been dominated by the large-cap companies. The S&P 500/Barra Value Index, as we mentioned earlier, rose 12.13% while the S&P 500 Stock Index rose 17.71%. The value of highly liquid large-cap growth names has been pushed to unprecedented levels. Medium- and small-cap companies have lagged; we believe that they represent better values for purchase now than their larger counterparts.

The markets continue to be worried about a possible economic slowdown, a concern which we share. For this reason we plan to focus on companies which are less economically sensitive as we move through the next few months.



James P. Schier
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
                 SERIES V - VALUE SERIES

Mylan Laboratories, Inc.............................  3.3%
Comverse Technology, Inc............................  3.1%
Hasbro, Inc.........................................  2.9%
Angelica Corporation................................  2.7%
Pinkerton's, Inc....................................  2.7%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                   1 Year     Since Inception
                                  (5-1-97)
Series V           34.47%          41.38%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       25

SERIES X (SMALL CAP SERIES)
August 15, 1998




   [ A PHOTO ]

 Ronald C. Ognar
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Small Cap Series returned 8.61% in the first half of 1998, outperforming its Lipper peer group average of 7.06%.(1) The Standard and Poor's Midcap 400 Index returned 8.01% over the six-month period, while our benchmark Russell 2000 Growth Index of small-cap growth stocks rose only 5.46%.

MARKET MOVEMENTS IN THE FIRST HALF
The year began with negative sentiment as the markets became pessimistic about the effects of the Asian slowdown on the domestic economy. When the results of fourth quarter earnings reports generally met expectations, buyers returned to the market and propelled the major indexes to new highs. Worries about profit margin squeezes abounded in an environment of tight labor markets and increased price competition from Asian imports. However, these concerns were offset by strong cash flows into equities and the absence of inflation at both the producer and consumer levels.

The rally lasted until mid-April, when investors began to worry about the Fed tightening and the Japanese recession. Investors shunned small- and mid-cap stocks and fled to the relative safety and liquidity of the blue-chip "mega-cap" stocks. Thus, the gap which began in 1995 between the performance of the largest-cap stocks and the rest of the market widened further.

Returns during the period were also remarkable in their wide disparity across the value-growth spectrum. Despite the already stretched valuations in the market, money flows strongly favored growth stocks for their ability to sustain earnings momentum in the face of a slowing economy. Higher market volatility was also evident, with swings of 1% or more on two-thirds of the trading days.

PORTFOLIO PERFORMANCE FOR THE SIX MONTHS
The Small Cap Series outperformed the benchmark Russell 2000 Growth Index both in the second quarter and for the first half of the year. The portfolio benefited from an emphasis on commercial service stocks, which make up a large portion of our capital equipment sector holdings. Specialty retailers gained on strong consumer spending due to low inflation and increased real wages. Software and data networking companies continued to advance as a result of the Internet explosion and the consolidation of the telecommunications hardware and networking industries. Food stocks also contributed to positive results. Poor performance came from energy holdings due to depressed oil prices, and from semiconductor and telecom service issues.









--------------------------------------------------------------------------------
                                       26

SERIES X (SMALL CAP SERIES)
August 15, 1998





Since January specialty retail holdings have been increased significantly to capture growth in this strong consumer environment. We believe technology is driving productivity enhancement and have increased holdings of software and telecommunications equipment stocks. Financial stocks were trimmed as the market digested the latest round of mega-mergers. Media stocks and underperforming real estate holdings were also reduced.

OUR OUTLOOK FOR THE MARKET
Over the long term we believe the bull market is sustainable, although earnings growth is decelerating. We continue to monitor the Asian situation for potential negative impact on our holdings. The drive for expanded computer capabilities and the Internet will likely cause technology and telecommunications companies to dominate over the next few years. As the baby boom generation nears retirement, we expect holdings in healthcare to outperform. We remain committed to finding the best capably managed long term small-cap growth companies selling at reasonable valuations.



Ronald C. Ognar
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
               SERIES X - SMALL CAP SERIES

Romac International, Inc............................  2.8%
American Italian Pasta Company (Cl.A)...............  2.7%
Lamar Advertising Company...........................  2.6%
Metris Companies, Inc...............................  2.5%
International Telecommunication Data
   Systems, Inc.....................................  2.3%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                     Since Inception
                        (10-15-97)
Series X                  4.05%*

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The return has not been annualized.






--------------------------------------------------------------------------------
                                       27

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES A (GROWTH)


                                            NUMBER       MARKET
COMMON STOCKS                             OF SHARES       VALUE
------------------------------------------------------------------
AUTOMOBILES - 1.0%
Chrysler Corporation....................   200,000    $ 11,275,000

BANKS - MAJOR REGIONAL - 3.9%
BankAmerica Corporation.................   100,000       8,643,750
Bank of New York Company, Inc...........   200,000      12,137,500
Northern Trust Corporation..............   200,000      15,250,000
Norwest Corporation.....................   240,000       8,970,000
                                                      ------------
                                                        45,001,250

BANKS - MONEY CENTER - 1.6%
Chase Manhattan Corporation.............   240,000      18,120,000

BEVERAGES - SOFT DRINK - 1.4%
Coca-Cola Enterprises, Inc..............   110,000       4,317,500
PepsiCo, Inc............................   300,000      12,356,250
                                                      ------------
                                                        16,673,750

BROADCAST MEDIA - 0.7%
Chancellor Media Corporation*...........   160,000       7,945,000

CHEMICALS - BASIC - 0.9%
Praxair, Inc............................   225,000      10,532,813

CHEMICALS - DIVERSIFED - 0.9%
B.F. Goodrich Company...................   200,000       9,925,000

CHEMICALS - SPECIALTY - 0.8%
Imperial Chemical Industries PLC ADR....   140,000       9,030,000

COMPUTER HARDWARE - 1.6%
Compaq Computer Corporation.............    90,000       2,553,750
International Business Machines
   Corporation..........................   100,000      11,481,250
Sun Microsystems, Inc.*.................    50,000       2,171,875
                                                      ------------
                                                        16,206,875

COMPUTERS - NETWORKING - 1.2%
Cisco Systems, Inc.*....................   150,000      13,809,375

COMPUTER SOFTWARE/SERVICES - 3.9%
BMC Software, Inc.*.....................   300,000      15,581,250
Computer Sciences Corporation*..........   120,000       7,680,000
Microsoft Corporation*..................   200,000      21,675,000
Wang Laboratories, Inc. Warrants........       639           5,591
                                                      ------------
                                                        44,941,841

ELECTRICAL EQUIPMENT - 3.3%
Emerson Electric Company................   180,000      10,856,250
General Electric Company................   200,000      18,200,000
Honeywell, Inc..........................   100,000       8,356,250
                                                      ------------
                                                        37,412,500

ENTERTAINMENT - 0.5%
Time Warner, Inc........................    65,000       5,553,437



                                            NUMBER       MARKET
COMMON STOCKS (CONTINUED)                 OF SHARES       VALUE
------------------------------------------------------------------
FINANCIAL - DIVERSE - 3.3%
American General Corporation............   125,000    $  8,898,438
Fannie Mae..............................   240,000      14,580,000
Federal Home Loan Mortgage
   Corporation..........................   300,000      14,118,750
                                                      ------------
                                                        37,597,188

FOODS - 3.1%
Bestfoods...............................   240,000      13,935,000
ConAgra, Inc............................   360,000      11,407,500
Ralston-Ralston Purina Group............    85,000       9,929,062
                                                      ------------
                                                        35,271,562

HEALTH CARE - DIVERSE - 2.9%
American Home Products
   Corporation..........................   300,000      15,525,000
Bristol-Myers Squibb Company............   160,000      18,390,000
                                                      ------------
                                                        33,915,000

HEALTH CARE - MANAGED CARE - 0.3%
MedPartners, Inc.*......................   400,000       3,200,000

HOUSEHOLD FURNISHINGS &
   APPLIANCES - 1.1%
Leggett & Platt, Inc....................   520,000      13,000,000

HOUSEHOLD PRODUCTS - 4.7%
Colgate-Palmolive Company...............   150,000      13,200,000
Dial Corporation........................   600,000      15,562,500
Fort James Corporation..................   250,000      11,125,000
Procter & Gamble Company, The...........   150,000      13,659,375
                                                      ------------
                                                        53,546,875

INSURANCE - LIFE/HEALTH - 1.6%
Equitable Companies, Inc................   160,000      11,990,000
Unum Corporation........................   115,000       6,382,500
                                                      ------------
                                                        18,372,500

INSURANCE - MULTILINE - 3.6%
American International Group, Inc.......   112,500      16,425,000
Hartford Financial Services Group, Inc..   100,000      11,437,500
Lincoln National Corporation............   150,000      13,706,250
                                                      ------------
                                                        41,568,750

INSURANCE - PROPERTY - 1.3%
Allstate Corporation....................   160,000      14,650,000

LEISURE TIME PRODUCTS - 1.0%
Hasbro, Inc.............................   300,000      11,793,750

LODGING - HOTELS - 1.5%
Carnival Corporation....................   440,000      17,435,000

MACHINERY - DIVERSE - 0.2%
Cooper Industries, Inc..................    40,000       2,197,500

MANUFACTURING - DIVERSIFIED - 7.2%
AlliedSignal, Inc.......................   320,000      14,200,000
Crane Company...........................   225,000      10,926,563
Textron, Inc............................   165,000      11,828,437

--------------------------------------------------------------------------------
                          28  See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES A (GROWTH) (CONTINUED)


                                                NUMBER       MARKET
COMMON STOCKS (CONTINUED)                     OF SHARES       VALUE
----------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Tyco International, Ltd......................  340,000     $21,420,000
U.S. Industries, Inc.........................  500,000      12,375,000
United Technologies Corporation..............  130,000      12,025,000
                                                         -------------
                                                            82,775,000
MEDICAL PRODUCTS & SUPPLIES - 4.8%
Baxter International, Inc....................  200,000      10,762,500
Becton, Dickinson & Company..................  200,000      15,525,000
Boston Scientific Corporation*...............  100,000       7,162,500
Medtronic, Inc...............................  200,000      12,750,000
Stryker Corporation..........................  250,000       9,593,750
                                                         -------------
                                                            55,793,750
NATURAL GAS - 1.0%
Coastal Corporation..........................  170,000      11,868,125

OIL & GAS - DRILLING & EQUIPMENT - 0.4%
Schlumberger, Ltd............................   75,000       5,123,438

OIL & GAS - EXPLORATION & PRODUCTION - 1.8%
Burlington Resources, Inc....................  300,000      12,918,750
Enron Corporation............................   70,000       3,784,375
YPF Sociedad Anonima ADR.....................  150,000       4,509,375
                                                         -------------
                                                            21,212,500
OIL & GAS - REFINING & MARKETING - 0.8%
Williams Companies, Inc......................  260,000       8,775,000

OIL - INTERNATIONAL - 4.2%
Chevron Corporation..........................   90,000       7,475,625
Mobil Corporation............................  160,000      12,260,000
Royal Dutch Petroleum Company................  200,000      10,962,500
Texaco, Inc..................................  200,000      11,937,500
USX-Marathon Group...........................  175,000       6,004,687
                                                         -------------
                                                            48,640,312
PAPER & FOREST PRODUCTS - 0.6%
Bowater, Inc.................................  140,000       6,615,000

PERSONAL CARE - 1.0%
Gillette Company.............................  200,000      11,337,500

PHARMACEUTICALS - 5.2%
Elan Corporation PLC ADR*....................  200,000      12,862,500
Forest Laboratories, Inc.*...................  180,000       6,435,000
Schering-Plough Corporation..................  205,000      18,783,125
SmithKline Beecham PLC ADR...................  200,000      12,100,000
Watson Pharmaceuticals, Inc.*................  200,000       9,337,500
                                                         -------------
                                                            59,518,125
PHOTOGRAPHY/IMAGING - 1.1%
Xerox Corporation............................  125,000      12,703,125

PUBLISHING - 1.0%
McGraw-Hill Companies, Inc...................  140,000      11,418,750

PUBLISHING - NEWSPAPER - 2.1%
Gannett Company, Inc.........................  180,000      12,791,250
Tribune Company..............................  170,000      11,698,125
                                                         -------------
                                                            24,489,375



                                                NUMBER       MARKET
COMMON STOCKS (CONTINUED)                     OF SHARES       VALUE
----------------------------------------------------------------------
RAILROADS - 0.7%
Canadian Pacific, Ltd........................  300,000  $    8,512,500

RETAIL - APPAREL - 1.1%
TJX Companies, Inc...........................  540,000      13,027,500

RETAIL - BUILDING SUPPLIES - 1.0%
Sherwin-Williams Company.....................  350,000      11,593,750

RETAIL DEPARTMENT STORES - 2.3%
Federated Department Stores, Inc.*...........  200,000      10,762,500
Proffitt's, Inc.*............................  400,000      16,150,000
                                                         -------------
                                                            26,912,500
RETAIL - DRUG STORES - 2.4%
Rite Aid Corporation.........................  400,000      15,025,000
Walgreen Company.............................  320,000      13,220,000
                                                         -------------
                                                            28,245,000
RETAIL - FOOD CHAINS - 1.9%
Kroger Company*..............................  200,000       8,575,000
Safeway, Inc.*...............................  340,000      13,833,750
                                                         -------------
                                                            22,408,750

RETAIL - GENERAL MERCHANDISE - 0.7%
Dayton Hudson Corporation....................  160,000       7,760,000

RETAIL - SPECIALTY - 2.4%
Payless ShoeSource, Inc.*....................  225,000      16,579,688
Staples, Inc.*...............................  400,000      11,575,000
                                                         -------------
                                                            28,154,688

SERVICES - ADVERTISING/MARKETING - 1.6%
Omnicom Group, Inc...........................  380,000      18,952,500

SERVICES - COMMERCIAL & CONSUMER - 0.9%
Viad Corporation.............................  380,000      10,545,000

TELECOMMUNICATIONS - LONG DISTANCE - 2.8%
AT&T Corporation.............................   60,000       3,427,500
GTE Corporation..............................   80,000       4,450,000
Sprint Corporation...........................  175,000      12,337,500
WorldCom, Inc.*..............................  250,000      12,109,375
                                                         -------------
                                                            32,324,375
WASTE MANAGEMENT - 0.7%
U.S.A. Waste Service, Inc.*..................  160,000       7,900,000
                                                         -------------

   Total common stocks - 96.0%........................   1,105,581,529
   Cash and other assets,
   less liabilities - 4.0%............................      45,508,458
                                                         -------------
   Total net assets - 100.0%..........................  $1,151,089,987
                                                         =============

--------------------------------------------------------------------------------
                          29  See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)
SERIES B (GROWTH-INCOME)

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER            MARKET
PREFERRED STOCKS                                   OF SHARES           VALUE
--------------------------------------------------------------------------------
MEDIA - NONCABLE - 0.2%
Primedia, Inc. .............................            30,000       $ 3,165,000

CORPORATE BONDS
AEROSPACE - 0.2%
Sequa Corporation, 9.375% - 2003 ...........       $ 3,000,000         3,123,750

BANKING - 0.1%
Homeside, Inc., 11.25% - 2003 ..............       $ 1,335,000         1,581,975

BROKERAGE - 0.3%
S I Financing, Inc., 9.50% - 2026(1)........           134,000         3,609,625

CHEMICALS - 0.1%
Envirodyne Industries, Inc.,
   12.00% - 2000 ...........................       $   600,000           637,500

FINANCIAL COMPANIES - 0.1%
Dollar Financial Group, Inc.,
    10.875% - 2006 .........................       $ 1,550,000         1,670,125

FOODS - 0.4%
Carrols Corporation, 11.50% - 2003 .........       $ 3,050,000         3,198,688
Foodmaker Corporation,
   9.75% - 2003 ............................       $ 2,000,000         2,105,000
                                                                     -----------
                                                                       5,303,688

MEDIA - CABLE - 0.3%
CF Cable TV, Inc., 11.625% - 2005 ..........       $ 1,390,000         1,577,650
Rogers Cablesystems Ltd.,
   9.625% - 2002 ...........................       $ 1,500,000         1,601,250
                                                                     -----------
                                                                       3,178,900
MEDIA - NONCABLE - 0.2%
Golden Books Publishing, Inc.,
   7.65% - 2002 ............................       $ 3,500,000         2,730,000

METALS - 0.1%
Wheeling-Pittsburgh Corporation
   9.25% - 2007 ............................       $ 1,000,000         1,025,000

TOBACCO - 0.0%
Standard Commercial Tobacco,
   8.875% - 2005 ...........................       $   350,000           350,000
                                                                     -----------
   Total corporate bonds - 1.8% ....................................  23,210,563


                                                        NUMBER          MARKET
COMMON STOCKS                                          OF SHARES        VALUE
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.9%
Archer-Daniels-Midland Company .............           600,000       $11,625,000

ALUMINUM - 0.8%
Aluminum Company of America ................           160,000        10,550,000

AUTO PARTS & EQUIPMENT - 1.1%
Genuine Parts Company ......................           250,000         8,640,625
TRW, Inc. ..................................            94,000         5,134,750
                                                                     -----------
                                                                      13,775,375
AUTOMOBILES - 0.9%
General Motors Corporation .................           163,000        10,890,438

BANKS - MAJOR REGIONAL - 2.4%
Banc One Corporation .......................           143,000         7,981,187
J.P. Morgan & Company, Inc. ................           125,000        14,640,625
Wells Fargo & Company ......................            20,000         7,380,000
                                                                     -----------
                                                                      30,001,812
BEVERAGES - ALCOHOLIC - 0.9%
Anheuser-Busch Companies, Inc. .............           250,000        11,796,875

BEVERAGES - SOFT DRINK - 1.5%
PepsiCo, Inc. ..............................           450,000        18,534,375

CHEMICALS - BASIC - 0.9%
Praxair, Inc. ..............................           240,000        11,235,000

COMMUNICATION EQUIPMENT - 1.0%
Motorola, Inc. .............................           250,000        13,140,625

COMPUTER HARDWARE - 0.5%
Sequent Computer Systems, Inc.* ............           500,000         6,031,250

COMPUTER SOFTWARE/SERVICES - 0.4%
Microsoft Corporation* .....................            50,000         5,418,750

CONTAINERS & PACKAGING - 1.2%
Crown Cork & Seal Company, Inc. ............           225,000        10,687,500
Union Camp Corporation .....................           100,000         4,962,500
                                                                     -----------
                                                                      15,650,000
ELECTRIC COMPANIES - 7.0%
Allegheny Energy, Inc. .....................           171,000         5,151,375
American Electric Power
   Company, Inc. ...........................           250,000        11,343,750
Baltimore Gas & Electric Company ...........           250,000         7,765,625
Carolina Power & Light Company .............            68,000         2,949,500
Dominion Resources, Inc. ...................            64,500         2,628,375
GPU, Inc. ..................................            64,100         2,423,781
Kansas City Power & Light Company ..........           223,000         6,467,000
LG&E Energy Corporation ....................           100,000         2,706,250
MidAmerican Energy Holdings
   Company .................................           131,600         2,845,850
Northern States Power Company ..............            92,200         2,639,225
Peco Energy Company ........................           340,000         9,923,750

--------------------------------------------------------------------------------

                           30 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)
SERIES B (GROWTH-INCOME)(CONTINUED)

                                                        NUMBER          MARKET
COMMON STOCKS(CONTINUED)                               OF SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRIC COMPANIES (CONTINUED)
Potomac Electric Power Company ...............          250,000      $ 6,265,625
Public Service Enterprise Group, Inc. ........          170,000        5,854,375
Southern Company .............................          310,000        8,583,125
Texas Utilities Company ......................          275,000       11,446,875
                                                                     -----------
                                                                       88,994,481
ELECTRICAL EQUIPMENT - 2.8%
AMP, Inc. ....................................          250,000        8,593,750
Emerson Electric Company .....................          220,000       13,268,750
General Electric Company .....................           70,000        6,370,000
Hubbell, Inc. (Cl.B) .........................          180,000        7,492,500
                                                                     -----------
                                                                      35,725,000
ELECTRONICS - DEFENSE - 1.0%
Raytheon Company (Cl.A) ......................            9,565          551,183
Raytheon Company (Cl.B) ......................          200,000       11,825,000
                                                                     -----------
                                                                      12,376,183
ELECTRONICS - DISTRIBUTION - 0.7%
W.W. Grainger, Inc. ..........................          188,800        9,404,600

ELECTRONICS - INSTRUMENTATION - 0.5%
Sawtek, Inc.* ................................          400,000        5,900,000

ELECTRONICS - SEMICONDUCTORS - 0.4%
Intel Corporation ............................           70,000        5,188,750

FINANCIAL - DIVERSE - 0.5%
Federal Home Loan Mortgage
   Corporation ...............................          100,000        6,075,000

FOODS - 3.6%
Bestfoods, Inc. ..............................          100,000        5,806,250
Chiquita Brands International, Inc. ..........          500,000        7,031,250
ConAgra, Inc. ................................          400,000       12,675,000
General Mills, Inc. ..........................          160,000       10,940,000
Tyson Foods, Inc. (Cl.A) .....................          400,000        8,675,000
                                                                     -----------
                                                                      45,127,500
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ............................           50,000        2,434,375

GAMING & LOTTERY - 0.7%
Circus Circus Enterprises, Inc.* .............          500,000        8,468,750

GOLD & PRECIOUS METALS MINING - 1.5%
Barrick Gold Corporation .....................          600,000       11,512,500
Newmont Mining Corporation ...................          308,600        7,290,675
                                                                     -----------
                                                                      18,803,175

HEALTH CARE - LONG TERM CARE - 0.2%
Integrated Health Services, Inc. .............           67,800        2,542,500

HEALTH CARE - MANAGED CARE - 1.9%
Humana, Inc.* ................................          150,000        4,678,125
Oxford Health Plans, Inc.* ...................          500,000        7,656,250
United Healthcare Corporation ................          190,000       12,065,000
                                                                     -----------
                                                                      24,399,375

--------------------------------------------------------------------------------


                                                        NUMBER          MARKET
COMMON STOCKS(CONTINUED)                               OF SHARES        VALUE
--------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.9%
Sunbeam Corporation ..........................          500,000      $ 5,187,500
Whirlpool Corporation ........................           88,000        6,050,000
                                                                     -----------
                                                                      11,237,500
HOUSEHOLD PRODUCTS - 0.8%
Kimberly-Clark Corporation ...................          230,000       10,551,250

INSURANCE - LIFE/HEALTH - 0.6%
Aetna, Inc. ..................................          100,000        7,612,500

INSURANCE - PROPERTY - 2.7%
Chubb Corporation ............................          125,000       10,046,875
Safeco Corporation ...........................          250,000       11,359,375
St. Paul Companies, Inc. .....................          310,000       13,039,375
                                                                     -----------
                                                                      34,445,625
LEISURE TIME PRODUCTS - 0.7%
Callaway Golf Company ........................          450,000        8,859,375

MACHINERY - DIVERSE - 0.4%
Cincinnati Milacron, Inc. ....................          200,000        4,862,500

MANUFACTURING - DIVERSIFIED - 1.7%
AlliedSignal, Inc. ...........................          150,000        6,656,250
Tenneco, Inc. ................................          400,000       15,225,000
                                                                     -----------
                                                                      21,881,250

MEDICAL PRODUCTS & SUPPLIES - 2.6%
Baxter International, Inc. ...................          300,000       16,143,750
Dentsply International, Inc. .................          100,000        2,500,000
St. Jude Medical, Inc.* ......................          300,000       11,043,750
Stryker Corporation ..........................           70,000        2,686,250
                                                                     -----------
                                                                      32,373,750
NATURAL GAS - 2.7%
Consolidated Natural Gas Company .............          200,000       11,775,000
Equitable Resources, Inc. ....................          300,000        9,150,000
People's Energy Corporation ..................          350,000       13,518,750
                                                                     -----------
                                                                      34,443,750
OFFICE EQUIPMENT & SUPPLIES - 0.6%
Corporate Express, Inc.* .....................          560,000        7,105,000

OIL - DOMESTIC - 0.6%
Unocal Corporation ...........................          200,000        7,150,000

OIL - INTERNATIONAL - 6.5%
Amoco Corporation ............................          430,000       17,898,750
Chevron Corporation ..........................          180,000       14,951,250
Mobil Corporation ............................          230,000       17,623,750
Royal Dutch Petroleum Company ................          200,000       10,962,500
Texaco, Inc. .................................          350,000       20,890,625
                                                                     -----------
                                                                      82,326,875
OIL & GAS DRILLING & EQUIPMENT - 1.1%
Halliburton Company ..........................          160,000        7,130,000
Schlumberger, Ltd. ...........................          100,000        6,831,250
                                                                     -----------
                                                                      13,961,250

--------------------------------------------------------------------------------

                           31 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES B (GROWTH-INCOME)(CONTINUED)


                                                        NUMBER          MARKET
COMMON STOCKS(CONTINUED)                               OF SHARES        VALUE
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION - 4.0%
Burlington Resources, Inc. ...................          150,000      $ 6,459,375
Enron Oil & Gas Company ......................          500,000       10,125,000
Forcenergy, Inc. .............................          250,000        4,453,125
Kerr-McGee Corporation .......................          175,000       10,128,125
MCN Energy Group, Inc. .......................          300,000        7,462,500
Phillips Petroleum Company ...................          250,000       12,046,875
                                                                     -----------
                                                                      50,675,000
OIL & GAS REFINING & MARKETING - 0.8%
Ashland, Inc. ................................          200,000       10,325,000

PAPER & FOREST PRODUCTS - 2.9%
Champion International Corporation ...........          150,000        7,378,125
International Paper Company ..................          325,000       13,975,000
Louisiana-Pacific Corporation ................          500,000        9,125,000
Rayonier, Inc. ...............................          130,000        5,980,000
                                                                     -----------
                                                                      36,458,125
PHARMACEUTICALS - 1.3%
Mylan Laboratories, Inc. .....................          100,000        3,006,250
Pharmacia & Upjohn, Inc. .....................          100,000        4,612,500
Teva Pharmaceutical
   Industries, Ltd., ADR .....................          250,000        8,796,875
                                                                     -----------
                                                                      16,415,625
PHOTOGRAPHY / IMAGING - 0.9%
Eastman Kodak Company ........................          150,000       10,959,375

PUBLISHING - 1.4%
Dow Jones & Company, Inc. ....................          200,000       11,150,000
McGraw-Hill Companies, Inc. ..................           80,000        6,525,000
                                                                     -----------
                                                                      17,675,000
RAILROADS - 2.3%
Burlington Northern Santa Fe
   Corporation ...............................           90,000        8,836,875
Canadian Pacific, Ltd. .......................          300,000        8,512,500
Norfolk Southern Corporation .................          100,000        2,981,250
Union Pacific Corporation ....................          200,000        8,825,000
                                                                     -----------
                                                                      29,155,625
REAL ESTATE INVESTMENT TRUSTS - 3.4%
Camden Property Trust ........................          200,000        5,950,000
Health And Retirement Property Trust..........          300,000        5,643,750
Highwoods Properties, Inc. ...................          120,000        3,877,500
Hospitality Properties Trust .................          300,000        9,637,500
Liberty Property Trust .......................          310,000        7,924,375
Simon DeBartolo Group, Inc. ..................          137,800        4,478,500
United Dominion Realty Trust, Inc. ...........          400,000        5,550,000
                                                                     -----------
                                                                      43,061,625
RESTAURANTS - 2.0%
Landry's Seafood Restaurants, Inc.* ..........          375,000        6,785,156
McDonald's Corporation .......................          135,000        9,315,000
Wendy's International, Inc. ..................          400,000        9,400,000
                                                                     -----------
                                                                      25,500,156
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER            MARKET
COMMON STOCKS(CONTINUED)                           OF SHARES           VALUE
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 1.0%
Dillard's Inc. .............................           210,000    $    8,701,875
Federated Department Stores, Inc.* .........            70,000         3,766,875
                                                                  --------------
                                                                      12,468,750
RETAIL - FOOD CHAINS - 0.8%
Giant Food, Inc. (Cl.A) ....................           250,000        10,765,625
RETAIL SPECIALTY - 1.1%
Toys "R" Us, Inc.* .........................           330,000         7,775,625
Venator Group, Inc.* .......................           300,000         5,737,500
                                                                  --------------
                                                                      13,513,125
SERVICES - COMMERCIAL & CONSUMER - 0.8%
Angelica Corporation .......................            80,000         1,680,000
Laidlaw, Inc. ..............................           650,000         7,921,875
                                                                  --------------
                                                                       9,601,875
SERVICES - DATA PROCESSING - 1.7%
Electronic Data Systems Corporation ........           250,000        10,000,000
First Data Corporation .....................           350,000        11,659,375
                                                                  --------------
                                                                      21,659,375
TELECOMMUNICATIONS - 5.2%
AT&T Corporation ...........................           200,000        11,425,000
ALLTEL Corporation .........................           300,000        13,950,000
Bell Atlantic Corporation ..................           360,000        16,425,000
GTE Corporation ............................           100,000         5,562,500
SBC Communications, Inc. ...................           470,000        18,800,000
                                                                  --------------
                                                                      66,162,500
TOBACCO - 1.9%
Philip Morris Corporation ..................           400,000        15,750,000
UST, Inc. ..................................           300,000         8,100,000
                                                                  --------------
                                                                      23,850,000
TRUCKING - 0.4%
Werner Enterprises, Inc. ...................           275,000         5,242,188

WASTE MANAGEMENT - 0.8%
Browning-Ferris Industries .................           300,000        10,425,000
                                                                  --------------

   Total common stocks - 88.1% ................................    1,114,813,783
                                                                  --------------

COMMERCIAL PAPER

COMPUTER SYSTEMS - 0.1%
International Business Machines
   Corporation, 5.525% - 7-13-98 ...........    $    1,300,000         1,298,407

ELECTRIC UTILITIES - 0.0%
Florida Power Corporation,
   5.515% - 7-9-98 .........................    $      300,000           299,447
                                                                  --------------


   Total commercial paper - 0.1% ..............................        1,597,854
                                                                  --------------

   Total investments - 90.2% ..................................    1,142,787,200
   Cash and other assets,
      less liabilities - 9.8% .................................      124,030,958
                                                                  --------------
   Total net assets - 100.0% ..................................   $1,266,818,158
                                                                  ==============

--------------------------------------------------------------------------------

                           32 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES C (MONEY MARKET)

                                                      PRINCIPAL         MARKET
COMMERCIAL PAPER                                       AMOUNT           VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.6%
Rockwell International Corporation,
   5.50% - 7-31-98 ...........................      $ 1,100,000      $ 1,094,958

BROKERAGE - 5.7%
Bear Stearns, Inc.,
   5.50% - 9-10-98 ...........................        3,700,000        3,659,633
Merrill Lynch & Company, Inc.,                        7,000,000
   5.51% - 9-30-98 ...........................                           986,140
   5.51% - 10-30-98 ..........................                         2,954,736
   5.52% - 10-30-98 ..........................                         1,266,316
   5.52% - 11-20-98 ..........................                         1,663,382
                                                                     -----------
                                                                      10,530,207
BUSINESS SERVICES - 4.7%
General Electric Capital Corporation,                 8,732,000
   5.53% - 7-7-98 ............................                           532,509
   5.53% - 7-22-98 ...........................                           697,711
   5.54% - 7-30-98 ...........................                         2,289,735
   5.50% - 8-18-98 ...........................                         3,830,675
   5.50% - 9-2-98 ............................                           336,726
   5.51% - 9-18-98 ...........................                           987,970
                                                                     -----------
                                                                       8,675,326
COMPUTER SYSTEMS - 4.7%
International Business Machines
   Corporation,                                       8,741,000
   5.49% - 7-13-98 ...........................                         7,186,824
   5.50% - 7-21-98 ...........................                         1,536,291
                                                                     -----------
                                                                       8,723,115

ELECTRIC UTILITIES - 18.9%
Carolina Power & Light Company,                       7,250,000
   5.51% - 7-6-98 ............................                         1,998,420
   5.49% - 7-24-98 ...........................                         5,231,100
Duke Energy Corporation,
   5.50% - 7-30-98 ...........................        1,300,000        1,294,240
Florida Power Corporation,                            9,260,000
   5.50% - 7-9-98 ............................                         6,651,860
   5.50% - 7-17-98 ...........................                         1,197,066
   5.52% - 8-11-98 ...........................                         1,391,199
Georgia Power Company,
   5.52% - 7-20-98 ...........................        4,000,000        3,988,347
Idaho Power Company,
   5.51% - 7-2-98 ............................        1,085,000        1,084,834
New England Power Company,                            3,680,000
   5.53% - 7-10-98 ...........................                         2,196,959
   5.52% - 7-17-98 ...........................                         1,476,369
Progress Capital Holdings, Inc.,                      8,509,000
   5.52% - 7-7-98 ............................                         3,505,772
   5.52% - 7-16-98 ...........................                         1,795,849
   5.54% - 7-16-98 ...........................                         3,192,624
                                                                     -----------
                                                                      35,004,639

--------------------------------------------------------------------------------


                                                      PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------
ELECTRONICS - 6.0%
Avent, Inc.,                                        $7,645,000
   5.50% - 7-8-98 ..........................                          $  251,271
   5.54% - 7-8-98 ..........................                             393,013
   5.53% - 7-23-98 .........................                             996,621
   5.52% - 8-14-98 .........................                           4,767,263
   5.53% - 8-21-98 .........................                           1,190,592
Emerson Electric Company,
   5.50% - 7-29-98 .........................         3,500,000         3,485,028
                                                                      ----------
                                                                      11,083,788
HARDWARE & TOOLS - 9.5%
Sherwin-Williams Company (PP),                       9,050,000
   5.51% - 7-2-98 ..........................                             349,946
   5.51% - 7-6-98 ..........................                           5,095,971
   5.50% - 8-14-98 .........................                           3,575,448
Stanley Works,                                       8,505,000
   5.50% - 7-7-98 ..........................                           2,997,150
   5.50% - 7-28-98 .........................                           2,688,687
   5.51% - 8-13-98 .........................                           2,289,626
   5.50% - 8-20-98 .........................                             495,390
                                                                      ----------
                                                                      17,492,218
MANUFACTURING - 2.7%
Eaton Corporation (PP),
   5.51% - 7-8-98 ..........................         4,900,000         4,894,561
METALS & MINERALS - 3.3%
Aluminum Company of America,
   5.52% - 8-26-98 .........................         6,200,000         6,146,618
NATURAL GAS - 4.1%
Laclede Gas Company,
   5.55% - 7-22-98 .........................         1,000,000           996,763
Questar Corporation,                                 6,600,000
   5.55% - 7-14-98 .........................                           4,989,979
   5.60% - 7-21-98 .........................                           1,595,022
                                                                      ----------
                                                                       7,581,764
NUCLEAR - 4.7%
Bayshore Fuel Company,                               8,670,000
   5.50% - 7-17-98 .........................                           3,001,645
   5.54% - 7-21-98 .........................                           2,084,564
   5.52% - 8-12-98 .........................                           1,291,537
   5.51% - 8-27-98 .........................                           2,250,115
                                                                      ----------
                                                                       8,627,861
PETROLEUM - 0.5%
Atlantic Richfield Company,
   5.53% - 8-7-98 ..........................           950,000           944,601

PHOTOGRAPH/IMAGING - 5.3%
Eastman Kodak Company,                               9,750,000
   5.50% - 7-30-98 .........................                           3,832,752
   5.50% - 8-3-98 ..........................                           3,084,221
   5.51% - 8-3-98 ..........................                           1,392,929
   5.50% - 8-20-98 .........................                           1,389,304
                                                                      ----------
                                                                       9,699,206

--------------------------------------------------------------------------------
                           33 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES C (MONEY MARKET) (CONTINUED)

                                                      PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------
RECREATION - 2.1%
Carnival Corporation,
   5.53% - 7-27-98 ...........................     $  3,850,000     $  3,834,624

RETAIL - GROCERY - 5.1%
Winn-Dixie Stores, Inc.,                              9,482,000
   5.52% - 7-14-98 ...........................                           798,360
   5.50% - 7-28-98 ...........................                         4,572,321
   5.51% - 7-28-98 ...........................                           936,500
   5.50% - 8-11-98 ...........................                         3,129,966
                                                                    ------------
                                                                       9,437,147
TELECOMMUNICATIONS - 2.2%
Bell Atlantic Network Funding
   Corporation, 5.52% - 7-10-98 ..............        4,000,000        3,994,480

TOYS & SPORTING GOODS - 3.7%
Toys "R" Us, Inc.,                                    6,800,000
   5.50% - 7-2-98 ............................                         3,999,389
   5.50% - 8-4-98 ............................                         2,785,244
                                                                    ------------
                                                                       6,784,633
                                                                    ------------

   Total commercial paper - 83.8% ............                       154,549,746



U.S. GOVERNMENT & AGENCIES

FEDERAL HOME LOAN MORTGAGES - 6.0%

Federal Home Loan Bank,                              11,000,000
   5.53% - 2-26-99 ...........................                         2,999,610
   5.625% - 3-12-99 ..........................                         1,999,180
   5.70% - 4-15-99 ...........................                         3,001,290
   5.76% - 5-6-99 ............................                         2,996,520
                                                                    ------------
                                                                      10,996,600
FEDERAL FARM CREDIT BANKS - 1.6%
Federal Farm Credit Bank,
   5.50% -9-1-98 .............................        3,000,000        2,999,550

SMALL BUSINESS ASSOCIATION POOLS - 8.6%
   #502406, 6.25% - 2006(2) ..................          394,584          394,584
   #502163, 6.50% - 2012(2) ..................          770,073          770,073
   #502353, 6.25% - 2018(2) ..................           99,172           99,172
   #503176, 6.125% - 2020(2) .................          682,825          686,239
   #503459, 6.00% - 2021(2) ..................        1,818,162        1,811,343
   #503283, 6.00% - 2021(2) ..................        1,817,410        1,809,744
   #503295, 6.00% - 2021(2) ..................        1,255,025        1,261,300
   #503303, 6.00% - 2021(2) ..................        1,370,337        1,377,188
   #503308, 6.00% - 2021(3) ..................        1,196,702        1,196,702
   #503343, 6.125% - 2021(2) .................        1,612,451        1,612,451
   #503347, 6.125% - 2021(2) .................        4,856,306        4,856,306
                                                                    ------------
                                                                      15,875,102

--------------------------------------------------------------------------------


                                                           NUMBER              MARKET
                                                           OF SHARES           VALUE
----------------------------------------------------------------------------------------

   Total U.S. government & agencies - 16.2% .........................      $  29,871,252
                                                                           -------------
   Total investments - 100.0% .......................................        184,420,998
   Liabilities, less cash and other assets - 0.00%...................            (49,425)
                                                                           -------------
   Total net assets - 100.0% ........................................      $ 184,371,573
                                                                           =============
SERIES D (WORLDWIDE EQUITY)

COMMON STOCKS
AUSTRALIa - 1.0%
Foster's Brewing Group, Ltd. ..........................       1,336,000    $   3,143,795

AUSTRIA - 3.1%
Boehler - Uddeholm AG .................................          53,060        3,505,575
Wienerberger Baustoffindustrie AG .....................          26,900        6,507,342
                                                                           -------------
                                                                              10,012,917
CANADA - 4.9%
Hudson's Bay Company ..................................          96,500        2,211,463
Imax Corporation ADR* .................................         268,300        6,120,594
Lowen Group, Inc., The ................................          92,500        2,497,500
Yogen Fruz World-Wide, Inc.* ..........................         599,250        5,338,287
                                                                           -------------
                                                                              16,167,844
FRANCE - 8.5%
Alcatel Alsthom .......................................          16,940        3,449,064
AXA-UAP ...............................................          23,200        2,609,316
Banque Nationale De Paris .............................          31,000        2,532,902
Bouygues Offshore S.A .................................          58,500        2,515,701
Elf Aquitaine S.A. ADR ................................          68,100        4,835,100
GrandVision S.A .......................................          80,800        2,686,193
Sidel S.A .............................................          53,160        3,868,721
Vivendi ...............................................          24,690        5,272,020
                                                                           -------------
                                                                              27,769,017
GERMANY - 4.1%
Allianz AG ............................................           7,020        2,314,029
Deutsche Bank AG ......................................          19,900        1,685,129
Hoechst AG ............................................          58,600        2,925,076
Rhoen-Klinikum AG .....................................          43,930        4,259,062
VEBA AG ...............................................          32,300        2,201,011
                                                                           -------------
                                                                              13,384,307
GREECE - 3.3%
Alpha Credit Bank .....................................          25,700        2,083,247
Athens Medical Care S.A ...............................          77,600        1,527,619
Commercial Bank of Greece S.A .........................          40,300        2,989,257
Hellenic Telecommunications
   Organization S.A ...................................         117,755        3,018,565

Michaniki S.A .........................................         210,690        1,107,874
                                                                           -------------
                                                                              10,726,562
----------------------------------------------------------------------------------------

                           34 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES D (WORLDWIDE EQUITY)(CONTINUED)

                                                NUMBER      MARKET
COMMON STOCKS (CONTINUED)                      OF SHARES    VALUE
--------------------------------------------------------------------------------
HONG KONG - 0.3%
JCG Holdings, Ltd. .......................     3,552,000  $   985,575

IRELAND - 3.3%
Allied Irish Banks PLC ...................       204,500    2,952,270
Elan Corporation PLC ADR .................        88,700    5,704,519
Ryanair Holdings PLC .....................       297,610    2,075,582
                                                          -----------
                                                           10,732,371
ISRAEL - 0.8%
Bank Hapoalim Ltd.* ......................       905,000    2,736,566

ITALY - 1.6%
Fiat Spa* ................................       823,000    2,048,761
Telecom Italia Spa .......................       434,900    3,201,410
                                                          -----------
                                                            5,250,171
JAPAN - 5.1%
Amway Japan, Ltd. ........................        99,100    1,049,660
Asahi Diamond Industry
   Company, Ltd. .........................       269,000    1,211,406
Benesse Corporation ......................        20,500      716,396
Bunka Shutter Company, Ltd. ..............       378,000    1,048,600
Doutor Coffee Company, Ltd. ..............        68,000    1,734,481
Mos Food Service, Inc. ...................       169,000    2,009,223
National House Industrial
   Company, Ltd. .........................       401,000    3,071,391
Paris Miki, Inc. .........................        39,600      519,592
Sakura Bank, Ltd., The ...................       509,000    1,320,316
Snow Brand Milk Products
   Company, Ltd. .........................       569,000    1,721,944
Tiemco, Ltd. .............................        27,900      261,339
York-Benimaru Company, Ltd. ..............       102,600    1,929,502
                                                          -----------
                                                           16,593,850
LUXEMBOURG - 0.7%
Espirito Santo Financial Group ADR .......        98,500    2,400,938

NORWAY - 2.3%
Saga Petroleum ASA "A" ...................       292,200    4,493,312
Storebrand ASA* ..........................       357,700    3,169,802
                                                          -----------
                                                            7,663,114
PHILIPPINES - 0.2%
C&P Homes, Inc. ..........................    11,450,150      576,625

SINGAPORE - 0.7%
Cerebos Pacific, Ltd. ....................       582,000      757,866
Keppek Fels, Ltd. ........................       398,000    1,189,655
Mandarin Oriental International, Ltd. ....       776,000      442,320
                                                          -----------
                                                            2,389,841
SWEDEN - 3.7%
Castellum AB* ............................       437,200    5,153,238
Skandinaviska Enskilda Banken ............       116,500    1,994,026
Swedish Match AB .........................     1,472,308    4,892,341
                                                          -----------
                                                           12,039,605
--------------------------------------------------------------------------------


                                                   NUMBER      MARKET
COMMON STOCKS(CONTINUED)                          OF SHARES     VALUE
--------------------------------------------------------------------------------
SWITZERLAND - 5.6%
Nestle S.A ..................................        1,842   $ 3,941,909
Novartis AG .................................        3,500     5,824,060
Roche Holdings AB ...........................          265     2,602,285
Saurer AG ...................................        2,525     2,580,248
Schweizerische Lebensversicherungs-
   und Rentenstalt ..........................        3,830     3,242,143
                                                             -----------
                                                              18,190,645
UNITED KINGDOM - 15.5%
Aegis Group PLC .............................    2,763,000     4,448,714
British Steel PLC ...........................      637,000     1,408,256
Cadbury Schweppes PLC .......................      211,300     3,271,702
Capita Group PLC ............................      355,500     3,057,698
D.F.S. Furniture Company PLC ................      426,200     1,404,452
George Wimpey PLC ...........................    1,502,100     2,919,786
Glaxo Wellcome PLC ..........................       95,300     2,868,505
Harvey Nichols PLC ..........................      196,200       770,932
J.D. Wetherspoon PLC ........................      139,500       670,337
Oriflame International S.A ..................      105,000       779,607
PizzaExpress PLC ............................      106,400     1,521,418
Polypipe PLC ................................      945,000     2,325,681
Provident Financial PLC .....................      277,798     4,391,719
Regent Inns PLC .............................      517,600     1,666,778
Rio Tinto PLC ...............................      430,100     4,847,536
Royal Bank of Scotland Group PLC ............      148,000     2,565,686
SmithKline Beecham PLC ......................      429,900     5,232,618
Tomkins PLC .................................      568,000     3,099,005
Vodafone Group PLC ..........................      275,200     3,494,293
                                                             -----------
                                                              50,744,723
UNITED STATES - 24.6%
Ace Ltd. ....................................       51,000     1,989,000
B.J. Services Company* ......................       41,600     1,209,000
BMC Software, Inc.* .........................       29,900     1,552,931
Bristol-Myers Squibb Company ................       16,800     1,930,950
Cardinal Health, Inc. .......................       24,900     2,334,375
Caribiner International, Inc.* ..............       52,400       917,000
Comcast Corporation .........................       55,500     2,252,953
Computer Associates International, Inc. .....       25,600     1,422,400
Costco Companies, Inc.* .....................       22,200     1,399,988
Cymer, Inc.* ................................       81,900     1,320,637
Ecolab, Inc. ................................       58,300     1,807,300
EMC Corporation* ............................       52,000     2,330,250
Emerson Electric Company ....................       17,800     1,073,563
EXEL, Ltd. ..................................       17,000     1,322,812
Exxon Corporation ...........................       27,000     1,925,438
Federal National Mortgage
   Association ..............................       29,900     1,816,425
Federal-Mogul Corporation ...................       20,800     1,404,000
Fort James Corporation ......................       30,800     1,370,600
Gannett Company, Inc. .......................       21,800     1,549,162
Gap, Inc. ...................................       28,300     1,743,988

--------------------------------------------------------------------------------

                           35 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES D (WORLDWIDE EQUITY)(CONTINUED)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Global Industries, Ltd.* ........................         74,600   $  1,258,875
HBO & Company ...................................         36,900      1,300,725
Home Depot, Inc. ................................         20,800      1,727,700
Ingersoll-Rand Company ..........................          8,100        356,906
Lucent Technologies, Inc. .......................         14,400      1,197,900
Marsh and McLennan Companies, Inc. ..............         33,750      2,039,766
Martin Marietta Materials, Inc. .................         29,100      1,309,500
Medtronic, Inc. .................................         24,600      1,568,250
Merrill Lynch & Company, Inc. ...................         14,700      1,356,075
NAC Re Corporation ..............................         32,400      1,729,350
NationsBank Corporation .........................         25,100      1,920,150
Network Associates, Inc.* .......................         27,900      1,335,712
PepsiCo, Inc. ...................................         32,000      1,318,000
Pfizer, Inc. ....................................         11,200      1,217,300
Philip Morris Companies, Inc. ...................         32,000      1,260,000
Pitney-Bowes, Inc. ..............................         29,400      1,414,875
Procter & Gamble Company, The ...................         17,200      1,566,275
Republic Services, Inc. .........................         35,500        852,000
Rubbermaid, Inc. ................................         41,000      1,360,688
Safeway, Inc.* ..................................         40,800      1,660,050
Sara Lee Corporation ............................         24,000      1,342,500
Sungard Data Systems, Inc.* .....................         43,600      1,673,150
Teva Pharmaceutical Industries, Ltd. ............        133,300      4,690,494
Texaco, Inc. ....................................         19,400      1,157,937
TJX Companies, Inc. .............................         55,600      1,341,350
Tyco International, Ltd. ........................         49,500      3,118,500
Unilever NV .....................................         20,900      1,649,794
Union Planters Corporation ......................         21,800      1,282,112
Walt Disney Company, The ........................         15,400      1,617,963
Williams Companies, Inc., The ...................         66,300      2,237,625
                                                                   ------------
                                                                     80,534,294
                                                                   ------------
   Total common stocks - 89.3% ..................................    292,042,760

PREFERRED STOCKS

GERMANY - 1.6%
Fielman AG ......................................         78,500      2,722,442
Sto Ag Vorzug ...................................          6,990      2,617,813
                                                                   ------------
   Total preferred stocks - 1.6% ................................     5,340,255

U.S. GOVERNMENT SECURITIES
U.S. Treasury Strip, 0.00% - 2023 ...............   $ 25,820,000      6,378,315
U.S. Treasury Strip, 0.00% - 2023 ...............   $ 70,000,000     17,048,500
                                                                   ------------
   Total U.S. governments - 7.2% ................................    23,426,815
                                                                   ------------

   Total investments - 98.1% ....................................    320,809,830


   Cash and other assets, less liabilities - 1.9% ...............     6,077,976
                                                                   ------------
   Total net assets - 100.0% ....................................  $326,887,806
                                                                   ============
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     At June 30, 1998, Series D's investment concentration by industry was as follows:
   Banking..........................................     8.4%
   Building Materials...............................     9.2%
   Chemicals........................................     1.1%
   Computer Software/Services.......................     3.5%
   Electric Equipment...............................     1.8%
   Entertainment....................................     4.8%
   Financial Services...............................     2.6%
   Foods/Beverages..................................    10.8%
   Government.......................................     7.3%
   Health Care/Drugs................................    12.0%
   Household Products...............................     2.9%
   Machinery........................................     2.1%
   Manufacturing....................................     4.9%
   Oil & Gas........................................     6.6%
   Retail...........................................     9.4%
   Telecommunications...............................     4.1%
   Transportation...................................     1.3%
   Utilities........................................     5.3%
   Cash, short-term instruments and other assets,
         less liabilities...........................     1.9%
                                                       ------
   Total net assets.................................   100.0%
                                                       ======

SERIES E (HIGH GRADE INCOME)

                                               PRINCIPAL     MARKET
CORPORATE BONDS                                 AMOUNT       VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 2.7%
Chrysler Corporation,
   7.45% - 2027 ....................          $2,375,000   $2,621,406
Ford Motor Company,
   7.25% - 2008 ....................          $1,000,000    1,075,000
                                                           ----------
                                                            3,696,406
BANKING - 3.6%
Bank of New York, Inc.,
   6.50% - 2003 ....................          $  325,000      329,875
Homeside, Inc., 11.25% - 2003 ......          $1,250,000    1,481,250
PNC Funding Corporation,
   7.75% - 2004 ....................          $  800,000      860,000
Washington Mutual Capital,
   8.375% - 2002(1).................          $2,000,000    2,242,500
                                                           ----------
                                                            4,913,625
BEVERAGE - 1.9%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007 ....................          $2,425,000    2,543,219

--------------------------------------------------------------------------------

                           36 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES E(HIGH GRADE INCOME)(CONTINUED)

                                                  PRINCIPAL
                                                  AMOUNT OR
                                                    NUMBER        MARKET
CORPORATE BONDS(CONTINUED)                         OF SHARES      VALUE
--------------------------------------------------------------------------------
BROKERAGE - 7.3%
Lehman Brothers, Inc., 7.25% - 2003 ..........   $ 2,000,000   $ 2,077,500
Merrill Lynch Company, Inc.,
   7.375% - 2006 .............................   $ 2,500,000     2,668,750
Morgan Stanley Group, Inc.,
   7.25% - 2004 ..............................   $ 2,500,000     2,550,000
SI Financing, Inc., 9.50% - 2026(1)...........       102,610     2,764,057
                                                               -----------
                                                                10,060,307
CAPITAL GOODS - BUILDING MACHINERY - 0.7%
AGCO Corporation, 8.5% - 2006 ................   $   500,000       514,375
Columbus McKinnon Corporation,
   8.5% - 2008 ...............................   $   500,000       492,500
                                                               -----------
                                                                 1,006,875
CAPITAL GOODS - BUILDING MATERIALS - 0.7%
International Comfort Products,
   8.625% - 2008 .............................   $   500,000       497,500
Titan Wheel International, Inc. ..............
   8.75% - 2007 ..............................   $   500,000       516,250
                                                               -----------
                                                                 1,013,750
CONSUMER CYCLICALS - OTHER - 0.4%
American ECO Corporation,
   9.625% - 2008 .............................   $   500,000       502,500
CONSUMER PRODUCTS - 0.4%
Chattem, Inc., 8.875% - 2008 .................   $   500,000       497,500
ENERGY - INDEPENDENT - 0.6%
Seagull Energy Corporation,
   8.625% - 2005 .............................   $   800,000       821,000
ENERGY - INTEGRATED - 0.8%
Union Pacific Resources,
   7.50% - 2026 ..............................   $ 1,000,000     1,041,250
ENERGY - OIL FIELD SERVICES - 1.7%
Transocean Offshore, Inc.,
   8.00% - 2027 ..............................   $ 2,000,000     2,310,000
ENERGY - OTHER - 0.2%
P&L Coal Holdings Corporation,
   8.875% - 2008 .............................   $   300,000       308,625

ENTERTAINMENT - 0.7%
Paramount Communications,
   7.5% - 2023 ...............................   $ 1,000,000       971,250
FINANCIAL COMPANIES - 4.3%
American RE Capital, 8.5% - 2025(1)...........        46,000     1,190,250
Associates Corporation, N.A.,
   7.55% - 2007 ..............................   $ 1,000,000     1,081,250
CB Richard Ellis Service,
   8.875% - 2006 .............................   $   500,000       493,750
Countrywide Capital Industries, Inc.,
   8.00% - 2026 ..............................   $ 1,000,000     1,063,750
General Electric Capital Corporation,
   8.625% - 2008 .............................   $ 1,750,000     2,073,750
                                                               -----------
                                                                 5,902,750

--------------------------------------------------------------------------------


                                             PRINCIPAL       MARKET
CORPORATE BONDS(CONTINUED)                     AMOUNT        VALUE
--------------------------------------------------------------------------------
FINANCE - OTHER - 1.7%
B.F. Saul REIT, 9.75% - 2008 .............   $  250,000    $  246,875
EOP Operating LP, REIT,
   6.625% - 2005 .........................    2,050,000     2,057,688
                                                           ----------
                                                            2,304,563
FOOD - 5.3%
Archer-Daniels-Midland Company,
   8.875% - 2011 .........................    2,000,000     2,447,500
Cargill Corporation, 6.15% - 2008 ........    2,000,000     1,992,500
Carrols Corporation, Inc.,
   11.50% - 2003 .........................    1,750,000     1,835,313
Chiquita Brands International, Inc.,
   10.25% - 2006 .........................      500,000       542,500
Nash Finch Company, 8.50% - 2008 .........      500,000       496,250
                                                           ----------
                                                            7,314,063
GAMING - 2.7%
Boyd Gaming Corporation,
   9.50% - 2007 ..........................      500,000       522,500
Empress Entertainment, 8.125% - 2006 .....      500,000       501,250
MGM Grand, Inc., 6.95% - 2005 ............    1,400,000     1,391,250
Mirage Resorts, Inc., 6.625% - 2007 ......    1,250,000     1,240,625
                                                           ----------
                                                            3,655,625
HEALTHCARE - 0.4%
Tenet Healthcare Corporation,
   8.125% - 2008 .........................      500,000       502,500

HOME CONSTRUCTION - 0.4%
MDC Holdings, 8.375% - 2008 ..............      250,000       250,000
Toll Corporation, 7.75% - 2008 ...........      250,000       246,250
                                                           ----------
                                                              496,250
MEDIA - CABLE - 5.6%
Adelphia Communications, Inc.,
   8.375% - 2008 .........................      500,000       502,500
Century Communications
   Corporation, 8.375% - 2007 ............      125,000       128,750
Comcast Corporation, 9.125% - 2006 .......      500,000       536,250
CSC Holdings, Inc., 7.875% - 2018 ........      500,000       528,750
Jones Intercable, Inc., 7.625% - 2008 ....      500,000       507,500
Lenfest Communications, Inc.,
   10.50% - 2006 .........................      500,000       582,500
Rogers Cablesystems, 9.625% - 2002 .......      675,000       720,563
Rogers Communications, Inc.,
   9.125% - 2006 .........................      665,000       673,313
Time Warner Entertainment,
   10.15% - 2012 .........................    1,790,000     2,378,463
Westinghouse Electric Company,
   8.375% - 2002 .........................    1,050,000     1,094,625
                                                           ----------
                                                            7,653,214
MEDIA - NONCABLE - 1.7%
Big Flower Press Holdings, Inc.,
   8.875% - 2007 .........................      500,000       508,750
KIII Communications Corporation,
   10.25% - 2004 .........................      555,000       597,319

--------------------------------------------------------------------------------

                           37 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES E (HIGH GRADE INCOME)(CONTINUED)

                                               PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                     AMOUNT        VALUE
--------------------------------------------------------------------------------
MEDIA - NONCABlE (CONTINUED)
News American Holdings,
   6.625% - 2003 ...........................   $  475,000   $  517,750
Valassis Communications,
   9.55% - 2003 ............................      650,000      728,000
                                                            ----------
                                                             2,351,819
METALS - 0.9%
AK Steel, 10.75% - 2004 ....................      500,000      531,250
Ameristeel Corporation, 8.75% - 2008 .......      500,000      500,000
WHX Corporation, 8.5% - 2006 ...............      250,000      254,375
                                                            ----------
                                                             1,285,625
RETAILERS - 2.2%
Lowe's Companies, Inc.,
   6.70% - 2007 ............................    1,600,000    1,648,000
Sears Roebuck & Company,
   6.41% - 2001 ............................      350,000      352,625
Specialty Retailers, Inc., 8.50% - 2005 ....      250,000      257,500
Zale's Corporation, 8.50% - 2007 ...........      750,000      766,875
                                                            ----------
                                                             3,025,000
SERVICES - 0.6%
Loewen Group International, Inc.,
   8.25% - 2003 ............................      850,000      878,687

TECHNOLOGY - 0.7%
Dell Computer Corporation,
   6.55% - 2008 ............................    1,000,000    1,012,500

TELECOMMUNICATIONS - 3.6%
Centennial Cellular, 8.875% - 2001 .........      800,000      832,000
Comcast Cellular Holdings, Inc.,
   9.50% - 2007 ............................      250,000      260,938
GTE Corporation, 6.46% - 2008 ..............    1,500,000    1,507,500
Mastec, Inc., 7.75% - 2008 .................      250,000      238,750
New Jersey Bell, 6.625% - 2008 .............    1,000,000    1,006,250
Southwestern Bell, 6.625% - 2007 ...........    1,000,000    1,033,750
                                                            ----------
                                                             4,879,188
TEXTILES - 0.2%
Westpoint Stevens, Inc.,
   7.875% - 2008 ...........................      300,000      299,250

TOBACCO - 0.7%
Dimon, Inc., 8.875% - 2006 .................      400,000      409,500
Standard Commercial Tobacco
   Corporation, 8.875% - 2005 ..............      500,000      500,000
                                                            ----------
                                                               909,500

TRANSPORTATION - AIRLINES - 3.9%
Southwest Airlines Company,
   7.875% - 2007 ...........................    2,475,000    2,741,063
United Airlines, 11.21% - 2014 .............    1,825,000    2,582,375
                                                            ----------
                                                             5,323,438

--------------------------------------------------------------------------------


                                               PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                     AMOUNT        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - RAILROADS - 2.9%
ROCS Series Burlington Northern
   Santa Fe 1998-1, 6.5% - 2017 ............   $  1,500,000   $  1,497,641
ROCS Series NSC, 6.375% - 2017 .............      2,466,794      2,439,613
                                                              ------------
                                                                 3,937,254
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
   8.625% - 2007 ...........................        500,000        511,250

UTILITIES - ELECTRIC - 0.8%
Cal Energy Company, Inc.,
   9.50% -2006 .............................      1,000,000      1,081,250

UTILITIES - NATURAL GAS - 1.3%
Tennessee Gas Pipeline,
   7.50% - 2017 ............................      1,700,000      1,844,500
YANKEE - CORPORATE - 13.5%

ABN AMRO Bank NV,
   7.55% - 2006 ............................      1,475,000      1,598,531
   7.30% - 2026 ............................      1,500,000      1,571,250
Abbey National PLC, 6.69% - 2005 ...........      2,375,000      2,431,406
Argentaria Capital Funding,
   6.375% - 2026 ...........................      2,000,000      1,974,669
Bank of Austria AG, 7.25% - 2017 ...........        160,000        174,400
BCH Cayman Islands, 7.70% - 2006 ...........      2,500,000      2,675,000
Den Danske Bank, 7.40% - 2010 ..............      2,175,000      2,319,094
Panamerican Beverages, Inc.,
   8.125% - 2003 ...........................      2,050,000      2,132,000
Petroleum Geo-Services,
   7.50% - 2007 ............................      2,050,000      2,180,688
Santander Financial Issuances, Ltd.,
   7.00% - 2006 ............................      1,400,000      1,454,250
                                                              ------------
                                                                18,511,288
YANKEE - CANADIAN - 2.5%
Agrium, Inc., 7.00% - 2004 .................      1,000,000      1,017,500
Quebecor Printing Capital,
   7.25% - 2007 ............................      2,350,000      2,464,563
                                                              ------------
                                                                 3,482,063
                                                              ------------

Total corporate bonds -78.0% ...............                   106,847,884

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 6.2%
Federal Home Loan Mortgage Corporation,
   FHR 1339 C, 8.00% - 2006 CMO ............      1,000,000      1,048,430
   FHR 112 H, 8.80% - 2020 CMO .............        450,589        456,572
   FHR 1311 J, 7.50% - 2021 CMO ............      3,325,000      3,414,509
   FHR 1930 AB, 7.50% - 2023 CMO ...........      1,765,826      1,791,536
Federal National Mortgage Association,
   FNR 1994-79 B,
   7.00% - 2019 CMO ........................      1,700,000      1,727,557
                                                              ------------
                                                                 8,438,604

--------------------------------------------------------------------------------

                           38 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES E(HIGH GRADE INCOME)(CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT OR
MORTGAGE BACKED                                       NUMBER OF        MARKET
SECURITIES(CONTINUED)                                  SHARES          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 7.9%
Government National Mortgage Association,
   GNMA 39238, 9.50% - 2009 .....................   $    292,657   $    313,895
   GNMA II 181907, 9.50% - 2020 .................   $    232,493        248,048
   GNMA 305617, 9.00% - 2021 ....................   $    228,627        243,469
   GNMA 301465, 9.00% - 2021 ....................   $    189,463        201,787
   GNMA 313107, 7.00% - 2022 ....................   $  1,577,030      1,606,931
   GNMA 352022, 7.00% - 2023 ....................   $  1,743,418      1,770,354
   GNMA 369303, 7.00% - 2023 ....................   $  1,925,175      1,954,784
   GNMA II 2445, 8.00% - 2027 ...................   $  1,921,276      1,981,276
   GNR 1997-10B, 7.5% - 2019 ....................   $  2,500,000      2,544,600
                                                                   ------------
                                                                     10,865,144
NON-AGENCY SECURITIES - 1.9%
Chase Capital Mortgage Securities
   Company, 1997-1B,
   7.37% - 2007 CMO .............................   $  1,500,000      1,597,968
Securitized Multiple Assets Rated Trust,
   1998-1, 7.45% - 2006 .........................   $    927,086        928,534
                                                                   ------------
                                                                      2,526,502
                                                                   ------------
   Total mortgage backed securities - 16.0% ....................     21,830,250

GOVERNMENT SECURITIES
---------------------

U.S. GOVERNMENT SECURITIES - 4.5%
U.S. Treasury Note,
   5.75% - 2003 .................................   $  1,600,000      1,614,240
U.S. Treasury Bond,
   6.625% - 2027 ................................   $    500,000        564,535
U.S. Department of Housing and
   Urban Development Bond,
   6.93% - 2013 .................................   $  3,800,000      4,019,541
                                                                   ------------

   Total government securities - 4.5% ..........................      6,198,316
                                                                   ------------

   Total investments - 98.5% ...................................    134,876,450
   Cash and other assets, less liabilities - 1.5% ..............      2,119,065
                                                                   ------------
   Total net assets - 100.0% ...................................   $136,995,515
                                                                   ============


SERIES J (EMERGING GROWTH)

COMMON STOCKS
-------------

AIR FREIGHT - 1.7%
Expeditors International of
  Washington, Inc. ..............................         90,000   $  3,960,000

BANKS - MAJOR REGIONAL - 3.1%
Northern Trust Corporation ......................         60,000      4,575,000
State Street Corporation ........................         40,500      2,814,750
                                                                   ------------
                                                                      7,389,750

-------------------------------------------------------------------------------


SERIES J (EMERGING GROWTH)(CONTINUED)





                                                         NUMBER OF     MARKET
COMMON STOCKS(CONTINUED)                                  SHARES       VALUE
-------------------------------------------------------------------------------
BIOTECHNOLGY - 1.3%
Ligand Pharmaceuticals Inc. (Cl.B)*  ............        246,000    $ 3,167,250

CHEMICALS - BASIC - 1.1%
Praxair, Inc. ...................................         55,500      2,598,094

CHEMICALS - DIVERSIFIED - 0.6%
Engelhard Corporation ...........................         75,000      1,518,750

CHEMICALS - SPECIALTY - 2.5%
Bush Boake Allen, Inc.* .........................         81,000      2,374,312
M.A. Hanna Company ..............................         53,100        972,394
Sigma-Aldrich Corporation .......................         71,000      2,493,875
                                                                    -----------
                                                                      5,840,581
COMMUNICATION EQUIPMENT - 6.0%
Comverse Technology, Inc.* ......................        245,000     12,709,375
Transcrypt International, Inc.* .................        419,700      1,414,389
                                                                    -----------
                                                                     14,123,764
COMPUTER HARDWARE - 1.4%
CHS Electronics, Inc.* ..........................        184,000      3,289,000

COMPUTER SOFTWARE/SERVICES -13.0%
America OnLine,Inc.* ............................         60,600      6,423,600
American Management
   Systems, Inc.* ...............................        230,000      6,885,625
Computer Sciences Corporation ...................         58,000      3,712,000
Electronic Processing, Inc.* ....................         90,000      1,080,000
Electronics For Imaging, Inc.* ..................         95,000      2,006,875
Network Associates, Inc.* .......................         91,500      4,380,563
Rational Software Corporation* ..................        420,000      6,405,000
                                                                    -----------
                                                                     30,893,663
CONTAINERS & PACKAGING - 2.8%
Bemis Company, Inc. .............................         60,400      2,468,850
Crown Cork & Seal Company, Inc. .................         87,500      4,156,250
                                                                    -----------
                                                                      6,625,100

ELECTRICAL EQUIPMENT - 2.5%
Honeywell, Inc. ................................          32,000      2,674,000
Maxwell Technologies, Inc.* ....................         135,900      3,159,675
                                                                    -----------
 ................................................                      5,833,675
ELECTRONICS - INSTRUMENTATION - 3.1%
EG & G, Inc. ...................................         120,000      3,600,000
The Perkin-Elmer Corporation ...................          36,000      2,238,750
Sawtek, Inc.* ..................................         110,000      1,622,500
                                                                    -----------
 ................................................                      7,461,250

ENTERTAINMENT - 1.1%
Metromedia International Group, Inc.* ..........         220,000      2,626,250

FOODS - 4.6%
Chiquita Brands International, Inc. ............         350,000      4,921,875
Dean Foods Company .............................          80,000      4,395,000
Dole Food Company, Inc. ........................          33,200      1,649,625
                                                                    -----------
                                                                     10,966,500

-------------------------------------------------------------------------------

                           39 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES J(EMERGING GROWTH)(CONTINUED)


                                                     NUMBER         MARKET
COMMON STOCKS(CONTINUED)                            OF SHARES       VALUE
--------------------------------------------------------------------------------
GAMING & LOTTERY - 0.9%
Circus Circus Enterprises, Inc.* .............       125,400    $ 2,123,962

HEALTH CARE - LONG TERM CARE - 2.5%
Integrated Health Services, Inc. .............       159,000      5,962,500

HEALTH CARE - SPECIALIZED SERVICES - 0.9%
Quintiles Transnational Corporation* .........        43,800      2,154,413

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
Leggett & Platt, Inc. ........................       102,600      2,565,000

HOUSEHOLD PRODUCTS - 0.6%
Dial Corporation .............................        50,000      1,296,875

INSURANCE - LIFE/HEALTH - 2.7%
AFLAC, Inc. ..................................       210,000      6,365,625

INVESTMENT BANK/BROKERAGE - 1.6%
Franklin Resources, Inc. .....................        70,000      3,780,000

LEISURE TIME PRODUCTS - 1.7%
Hasbro, Inc. .................................       104,000      4,088,500

MANUFACTURING - SPECIALIZED - 1.5%
Ionics, Inc.* ................................        56,000      2,065,000
Sealed Air Corporation* ......................        39,700      1,458,975
                                                                -----------
                                                                  3,523,975

MEDICAL PRODUCTS & SUPPLIES - 5.3%
ATL Ultrasound, Inc.* ........................        81,000      3,695,625
Dentsply International, Inc. .................        77,000      1,925,000
Depuy, Inc. ..................................       123,000      3,474,750
Sonosight, Inc.* .............................        27,000        197,438
Stryker Corporation ..........................        58,000      2,225,750
Sunrise Medical, Inc.* .......................        75,000      1,125,000
                                                                -----------
                                                                 12,643,563

OFFICE EQUIPMENT & SUPPLIES - 2.0%
Corporate Express, Inc.* .....................       380,000      4,821,250

OIL - INTERNATIONAL - 1.4%
Tesoro Petroleum Corporation* ................       206,000      3,270,250

OIL & GAS EXPLORATION & PRODUCTION - 3.6%
Apache Corporation ...........................       135,000      4,252,500
Forcenergy, Inc.* ............................       107,800      1,920,188
MCN Energy Group, Inc. .......................        93,000      2,313,375
                                                                -----------
                                                                  8,486,063
PHARMACEUTICALS - 8.7%
Dura Pharmaceuticals, Inc.* ..................        95,400      2,134,575
Mylan Laboratories, Inc. .....................       450,000     13,528,125
R.P. Scherer Corporation* ....................        26,000      2,304,250
Teva Pharmaceutical
   Industries, Ltd. ADR ......................        75,000      2,639,062
                                                                -----------
                                                                 20,606,012
PUBLISHING - NEWSPAPER - 2.1%
E.W. Scripps Company (Cl.A) ..................        91,000      4,987,937

--------------------------------------------------------------------------------


                                                             PRINCIPAL
                                                             AMOUNT OR
                                                               NUMBER        MARKET
COMMON STOCKS(CONTINUED)                                     OF SHARES       VALUE
--------------------------------------------------------------------------------------
RESTAURANTS - 1.0%
The Cheesecake Factory* ..............................        106,500   $  2,409,563

RETAIL - APPAREL - 0.7%
Stage Stores, Inc.* ..................................         34,000      1,538,500

RETAIL - DEPARTMENT STORES - 1.1%
Family Dollar Stores, Inc. ...........................         62,000      1,147,000
Saks Holdings, Inc.* .................................         55,000      1,519,375
                                                                        ------------
                                                                           2,666,375
RETAIL - FOOD CHAINS - 0.5%
American Stores Company ..............................         49,000      1,185,188

RETAIL - GENERAL MERCHANDISE - 3.2%
Consolidated Stores Corporation* .....................         95,000      3,443,750
Dollar Tree Stores, Inc.* ............................        101,250      4,113,281
                                                                        ------------
                                                                           7,557,031
RETAIL - SPECIALTY - 1.4%
Keystone Automotive Industries, Inc.* ................         20,000        462,500
Payless ShoeSource, Inc.* ............................         39,000      2,873,812
                                                                        ------------
                                                                           3,336,312
SERVICES - ADVERTISING/MARKETING - 3.3%
Acxiom Corporation* ..................................        145,000      3,615,937
Omnicom Group, Inc. ..................................         85,000      4,239,375
                                                                        ------------
                                                                           7,855,312

SERVICES - COMMERCIAL & CONSUMER - 1.5%
Angelica Corporation .................................         51,500      1,081,500
Pinkerton's, Inc.* ...................................        116,000      2,407,000
                                                                        ------------
                                                                           3,488,500
SERVICES - COMPUTER SYSTEMS - 0.7%
Sungard Data Systems, Inc.* ..........................         45,000      1,726,875

SERVICES - DATA PROCESSING - 1.5%
Paychex, Inc. ........................................         84,150      3,423,853
                                                                        ------------

   Total common stocks - 96.3% ......................................    228,157,061

   Cash and other assets, less liabilities - 3.7% ...................      8,748,928
                                                                        ------------
   Total net assets - 100.0% ........................................   $236,905,989
                                                                        ============

SERIES K (GLOBAL AGGRESSIVE BOND)

GOVERNMENT OBLIGATIONS
----------------------

ARGENTINA - 5.0%
Republic of Argentina,
   5.50% - 2023(5) ....................................   $  1,000,000   $    743,750

BRAZIL - 2.9%
Government of Brazil C,
   4.50% - 2014(6) ....................................   $    580,105        426,739

------------------------------------------------------------------------------------

                           40 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES K(GLOBAL AGGRESSIVE BOND)(CONTINUED)

                                                         PRINCIPAL
                                                         AMOUNT OR
GOVERNMENT                                                 NUMBER          MARKET
OBLIGATIONS(CONTINUED)                                   OF SHARES         VALUE
-----------------------------------------------------------------------------------
COSTA RICA - 2.7%
Banco Costa Rica, 6.25% - 2010 .................        $    459,015   $    401,638
DOMINICAN REPUBLIC - 4.4%
Central Bank of Dominican Republic,
   6.875% - 2024(7) ............................        $    850,000        654,500
ECUADOR - 2.3%
Republic of Ecuador,
   6.6875% - 2025(7) ...........................        $    500,000        344,185
GREECE - 6.9%
Hellenic Republic,
   11.00% - 2003(4).............................         310,000,000      1,030,413
HUNGARY - 5.5%
Government of Hungary,
   23.00% - 1999(4) ............................         130,000,000        621,716
Government of Hungary,
   21.00% - 1999(4) ............................          40,000,000        192,431
                                                                       ------------
 ................................................                            814,147
MEXICO - 2.8%
United Mexican States,
   6.25% - 2019 ................................        $    500,000        413,750
PHILIPPINES - 3.4%
Central Bank Philippines,
   6.00% - 2008 ................................        $    600,000        504,537
POLAND - 6.4%
Government of Poland,
   12.00% - 2003(4).............................           2,000,000        491,823
Government of Poland,
   16.00% - 1998(4) ............................           1,675,000        471,082
                                                                       ------------
 ................................................                            962,905
SOUTH AFRICA - 4.8%
Electricity Supply Commission,
   11.00% - 2008(4).............................           2,600,000        343,190
Republic of South Africa,
   12.00% - 2005(4).............................           2,500,000        369,957
                                                                       ------------
 ................................................                            713,147
                                                                       ------------

   Total government obligations - 47.1% ........                          7,009,711

CORPORATE BONDS
---------------

ARGENTINA - 1.6%
CIA Radiocomunic Moviles,
   9.25% - 2008 ................................        $    250,000        238,276

CANADA - 6.2%
CHC Helicopter, 11.50% - 2002 ..................        $    500,000        535,000
Roger's Communication, Inc.,
   10.50% - 2006(4).............................             500,000        380,482
                                                                       ------------
                                                                            915,482

--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                      AMOUNT OR
CORPORATE                                              NUMBER           MARKET
BONDS(CONTINUED)                                      OF SHARES          VALUE
------------------------------------------------------------------------------------
CZECH REPUBLIC - 2.6%
CEZ, a.s., 11.30% - 2005(4) .....................         13,000,000   $    383,799
DENMARK - 11.5%
Nykredit, 7.00% - 2026(4)........................          3,364,000        500,417
Realkredit Danmark, 7.00% - 2026(4)..............          3,367,000        501,842
Unikredit Realkredit, 7.00% - 2026(4)............          4,813,000        716,664
                                                                       ------------
                                                                          1,718,923
MEXICO - 2.0%
Cemex SA, 12.75% - 2006 .........................   $        250,000        294,377

UNITED STATES - 20.7%
Archibald Candy Corporation,
   10.25% - 2004(4)..............................            500,000        531,250
BA Mortgage Securities 1997-2 B4,
   7.25% - 2027 .................................   $        496,747        363,712
Chiquita Brands International, Inc.,
   10.25% - 2006 ................................   $        250,000        271,250
Citicorp Mortgage Securities, Inc.,
   7.25% - 2027 .................................   $        406,488        300,928
Clark Materials Handling,
   10.75% - 2006 ................................   $        500,000        540,000
Countrywide Home Loans,
   7.50% - 2027 .................................   $        627,690        589,481
PNC Mortgage Securities
   Corporation, 6.625% - 2028 ...................   $        415,276        295,624
Residential Asset Securization Trust,
   7.50% - 2011 .................................   $        225,830        184,123
                                                                       ------------
                                                                          3,076,368
                                                                       ------------
   Total corporate bonds - 44.6% ................                         6,627,225

SHORT-TERM INVESTMENTS
----------------------

TURKEY - 2.2%
Government of Turkey Treasury
   Bill, 0% - 9-2-98(4)..........................    100,000,000,000        331,604
UNITED STATES - 4.0%
U.S. Treasury Bill,
   0% - 11-12-98 ................................   $        400,000        392,492
U.S. Treasury Bill,
   0% - 11-27-98 ................................   $        200,000        195,844

                                                                       ------------
                                                                            588,336
                                                                       ------------
   Total short-term investments - 6.2% ..............................       919,940
                                                                       ------------
   Total investments - 97.9% ........................................    14,556,876
   Cash and other assets, less liabilities - 2.1% ...................       319,535
                                                                       ------------
   Total net assets - 100.0% ........................................  $ 14,876,411
                                                                       ============

-------------------------------------------------------------------------------------

                           41 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M)(SPECIALIZED ASSET ALLOCATION)

                                            PRINCIPAL     MARKET
CORPORATE BONDS                              AMOUNT       VALUE
--------------------------------------------------------------------------------
BANKING - 5.7%
Abbey National Place, 6.69% - 2005 .....   $  175,000   $  179,156
ABN Amro Bank, 7.55% - 2006 ............      100,000      108,375
Citicorp, 7.125% - 2003 ................    1,000,000    1,041,250
Bank of New York, Inc.,
   6.50% - 2003 ........................      185,000      187,775
Star Bank Cincinnati,
   6.375% - 2004 .......................    1,000,000    1,013,750
Washington Mutual Capital,
   8.375% - 2027(1).....................      175,000      196,219
                                                        ----------
                                                         2,726,525
BROKERAGE - 1.0%
Merrill Lynch & Company, Inc.,
   8.00% - 2007 ........................      225,000      250,594
SI Financing, 9.50% - 2026(1)...........        7,420      199,876
                                                        ----------
                                                           450,470
CONSUMER CYCLICAL - 2.0%
Lowe's Companies, Inc.,
   6.70% - 2007 ........................      125,000      128,750
MGM Grand, Inc., 6.95% - 2005 ..........      100,000       99,375
Mirage Resorts, Inc., 6.625% - 2005 ....      100,000       99,250
News American Holdings,
   8.625% - 2003 .......................      200,000      218,000
Rite Aid Corporation, 6.70% - 2001 .....      400,000      408,000
                                                        ----------
                                                           953,375
CONSUMER NONCYCLICAL - 0.7%
Archer-Daniels-Midland Company,
   8.875% - 2011 .......................      175,000      214,156
Cargill, Inc., 6.15% - 2008 ............      100,000       99,625
                                                        ----------
                                                           313,781
ENERGY - 0.2%
Occidental Petroleum Corporation,
   6.24% - 2000 ........................      110,000      110,413

INSURANCE - 0.4%
Hartford Life, Inc., 7.10% - 2007 ......      200,000      208,250

NATURAL GAS - 0.3%
MCN Investment Corporation,
   6.32% - 2003 ........................      125,000      124,844

REAL ESTATE INVESTMENT TRUST - 0.3%
EOP Operating LP, 6.625% - 2005 ........      150,000      150,562

TECHNOLOGY - 0.3%
Dell Computer Corporation,
   6.55% - 2008 ........................      150,000      151,875

TELECOMMUNICATIONS - 0.8%
GTE Corporation, 6.46% - 2008 ..........      200,000      201,000
SBC Communications Capital
   Corporation, 6.625% - 2007 ..........      175,000      180,906
                                                        ----------
                                                           381,906

--------------------------------------------------------------------------------


                                          PRINCIPAL
                                          AMOUNT OR
                                            NUMBER     MARKET
CORPORATE BONDS(CONTINUED)                OF SHARES    VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - 3.5%
Airborn Freight Corporation,
   7.35% - 2005 ........................  $  500,000  $  519,375
Hertz Corporation, 7.00% - 2004 ........   1,100,000   1,137,125
                                                      ----------
                                                       1,656,500
                                                      ----------
   Total corporate bonds - 15.2% ...................   7,228,501

COMMON STOCKS
-------------

ALUMINUM - 1.1%
Alcan Aluminum, Ltd. ...................       4,300     118,787
Alumax, Inc. ...........................       3,800     176,225
Aluminum Company of America ............       1,800     118,688
Reynolds Metals Company ................       2,100     117,469
                                                      ----------
                                                         531,169
BIOTECHNOLOGY - 1.4%
Amgen, Inc.* ...........................       2,800     183,050
Centocor, Inc.* ........................       3,300     119,625
Chiron Corporation* ....................       7,400     116,087
Genome Therapeutics Corporation* .......      16,800      75,600
Genzyme Corporation* ...................       2,600      66,463
Intercardia, Inc.* .....................       3,100      31,000
Millennium Pharmaceutical, Inc.* .......       3,400      48,025
NeXstar Pharmaceuticals, Inc.* .........       5,100      50,841
                                                      ----------
                                                         690,691
COMMUNICATION EQUIPMENT - 2.6%
ADC Telecommunications, Inc.* ..........       7,100     259,372
Allen Telecom, Inc.* ...................       6,600      76,725
Andrew Corporation* ....................       4,200      75,862
Lucent Technologies, Inc. ..............       2,800     232,925
Motorola, Inc. .........................       2,500     131,406
Northern Telecom, Ltd. .................       2,800     158,900
QUALCOMM, Inc.* ........................       2,300     129,231
Tellabs, Inc.* .........................       2,500     179,063
                                                      ----------
                                                       1,243,484
COMPUTERS - NETWORKING - 2.3%
Bay Networks, Inc.* ....................       9,400     303,150
Cabletron Systems, Inc.* ...............       9,800     131,688
Cisco Systems, Inc.* ...................       4,950     455,709
3Com Corporation* ......................       6,600     202,537
                                                      ----------
                                                       1,093,084
COMPUTERS - PERIPHERALS - 2.6%
EMC Corporation* .......................       6,000     268,875
Iomega Corporation* ....................      12,600      74,025
Lexmark International Group, Inc.* .....       4,900     298,900
Quantum Corporation* ...................       7,000     145,250
Read-Rite Corporation* .................       4,200      38,063
Seagate Technology, Inc.* ..............       5,400     128,587
Storage Technology Corporation* ........       6,600     286,275
                                                      ----------
                                                       1,239,975

--------------------------------------------------------------------------------

                           42 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M (SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                             NUMBER     MARKET
COMMON STOCKS (CONTINUED)                   OF SHARES   VALUE
--------------------------------------------------------------------------------
CONSUMER FINANCE - 1.7%
Capital One Financial Corporation ....        1,200   $  149,025
Contifinancial Corporation* ..........        4,200       97,125
Greentree Financial Corporation ......        5,800      248,312
Household International, Inc. ........        3,300      164,175
MBNA Corporation .....................        4,500      148,500
                                                      ----------
                                                         807,137
ENTERTAINMENT - 1.7%
Time Warner, Inc. ....................        4,000      341,750
Viacom, Inc.* ........................        6,000      351,000
The Walt Disney Company ..............        1,200      126,075
                                                      ----------
                                                         818,825
EQUIPMENT - SEMICONDUCTORS - 1.1%
Applied Materials, Inc.* .............        4,800      141,600
KLA-Tencor Corporation* ..............        4,100      113,519
Novellus Systems, Inc.* ..............        4,500      160,594
Teradyne, Inc.* ......................        4,000      107,000
                                                      ----------
                                                         522,713
FOOTWEAR - 1.3%
Nike, Inc. ...........................        3,600      175,275
Nine West Group, Inc.* ...............        5,400      144,788
Reebok International, Ltd.* ..........        5,700      157,819
Wolverine World Wide, Inc. ...........        5,900      127,956
                                                      ----------
                                                         605,838
GAMING & LOTTERY - 2.2%
Circus Circus Enterprises, Inc.* .....        8,900      150,744
Harrah's Entertainment, Inc.* ........       13,300      309,225
International Game Technology ........       14,400      349,200
Mirage Resorts, Inc.* ................       10,900      232,306
                                                      ----------
                                                       1,041,475
GOLD - 3.9%
Barrick Gold Corporation .............       16,400      314,675
Battle Mountain Gold Company .........       55,600      330,125
Hecla Mining Company* ................       24,500      130,156
Homestake Mining Company .............       33,700      349,638
Newmont Mining Corporation ...........       12,300      290,587
Placer Dome, Inc. ....................       25,700      301,975
Stillwater Mining Company* ...........        4,900      132,913
                                                      ----------
                                                       1,850,069
LEISURE TIME PRODUCTS - 0.5%
Brunswick Corporation ................        6,400      158,400
Callaway Golf Company ................        5,300      104,344
                                                      ----------
                                                         262,744
LONG-TERM HEALTH CARE - 2.0%
Beverly Enterprises, Inc.* ...........        6,900       95,306
Genesis Health Ventures, Inc.* .......        6,400      160,000
HEALTHSOUTH Corporation* .............        9,675      258,202

--------------------------------------------------------------------------------



                                             NUMBER      MARKET
COMMON STOCKS (CONTINUED)                   OF SHARES    VALUE
--------------------------------------------------------------------------------
LONG-TERM HEALTH CARE (CONTINUED)
Health Care and Retirements
   Corporation* ......................        3,100   $  122,256
Integrated Health Services, Inc. .....        4,300      161,250
Mariner Health Group, Inc.* ..........        9,000      149,625
                                                      ----------
                                                         946,639
MANAGED HEALTH CARE - 1.6%
Express Scripts, Inc.* ...............        3,100      249,938
First Health Group Corporation* ......        6,200      176,700
Oxford Health Plans* .................        2,100       32,156
Pacificare Health Systems,Inc.* ......        1,600      141,400
United Healthcare Corporation ........        2,600      165,100
                                                      ----------
                                                         765,294
RESTAURANTS - 2.0%
Applebees International, Inc. ........        3,000       67,125
Brinker International, Inc.* .........        6,000      115,500
CKE Restaurants, Inc. ................        3,025      124,781
Cracker Barrel Old Country
   Store, Inc. .......................        5,000      158,750
McDonald's Corporation ...............        2,500      172,500
Outback Steakhouse, Inc.* ............        2,600      101,400
Ryan's Family Steak House, Inc.* .....       10,000      102,500
Wendy's International, Inc. ..........        5,000      117,500
                                                      ----------
                                                         960,056
RETAIL - SPECIALTY - 1.6%
AutoZone, Inc.* ......................        3,500      111,781
Claire's Stores, Inc. ................        4,100       84,050
OfficeMax, Inc.* .....................        7,200      118,800
The Pep Boys - Manny, Moe & Jack .....        3,800       71,963
Staples, Inc.* .......................        5,400      156,262
Toys "R" Us, Inc.* ...................        2,900       68,331
Viking Office Products, Inc.* ........        4,300      134,913
                                                      ----------
                                                         746,100
TELECOMMUNICATIONS - 1.0%
Ameritech Corporation ................        2,000       89,750
Bell Atlantic Corporation ............        2,008       91,615
Bellsouth Corporation ................        1,500      100,687
GTE Corporation ......................        1,600       89,000
SBC Communication, Inc. ..............        2,220       88,800
                                                      ----------
                                                         459,852
TRUCKING - 1.3%
Rollins Truck Leasing Corporation ....       14,250      179,016
Ryder System, Inc. ...................        4,000      126,250
USFreightways Corporation ............        4,800      157,650
Werner Enterprises, Inc. .............        8,250      157,265
                                                      ----------
                                                         620,181
                                                      ----------
   Total common stocks - 31.9% ....................   15,205,326

--------------------------------------------------------------------------------

                           43 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M(SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                              PRINCIPAL
                                              AMOUNT OF
                                               NUMBER        MARKET
U.S. GOVERNMENT AGENCIES                      OF SHARES      VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGES - 0.8%
   6.00% - 2006 ..........................   $   55,069   $   54,862
   7.00% - 2020 ..........................   $  250,000      251,085
   7.00% - 2021 ..........................   $   88,716       89,121
                                                          ----------
                                                             395,068
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 2.0%
   7.17% - 2007 ..........................   $  500,000      510,320
   6.50% - 2018 ..........................   $  140,000      139,423
   6.95% - 2020 ..........................   $  170,000      171,877
   7.50% - 2020 ..........................   $  147,823      150,695
                                                          ----------
                                                             972,315
U.S. TREASURY BONDS - 2.1%
   6.00% - 2026 ..........................   $  950,000      988,741

U.S. TREASURY NOTES - 0.3%
   6.875% - 1999 .........................   $   50,000       50,755
   6.50% - 2006 ..........................   $  100,000      106,100
                                                          ----------
                                                             156,855
                                                          ----------
   Total U.S. government & government
     agencies - 5.2% ..................................    2,512,979

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. .........        4,600      115,000
Avalon Bay Communities, Inc. .............        3,073      116,013
CBL & Associates Properties, Inc. ........        4,600      111,550
Duke Realty Investment, Inc. .............        5,700      135,019
Equity Residential Properties, Inc. ......        2,300      109,106
Federal Realty Investment Trust ..........        4,350      104,672
General Growth Property, Inc. ............        3,550      132,681
Glimcher Realty Trust ....................        5,550      107,878
Health Care Property Investors, Inc. .....        3,200      115,400
Kimco Realty Corporation .................        3,600      147,600
Merry Land & Investment Company ..........        5,200      109,525
New Plan Realty Trust ....................        5,100      124,950
Post Properties, Inc. ....................        2,850      109,725
Public Storage, Inc. .....................        3,800      106,400
Security Capital Pacific Trust ...........        5,100      114,750
Simon Debartolo Group, Inc. ..............        3,700      120,250
Spieker Properties, Inc. .................        3,200      124,000
United Dominion Realty Trust , Inc. ......        7,700      106,838
Washington Real Estate Investment
   Trust .................................        6,400      111,200
Weingarten Realty Investors ..............        2,700      112,894
                                                          ----------
Total real estate investment trusts - 4.9% ............    2,335,451

--------------------------------------------------------------------------------



                                               NUMBER      MARKET
FOREIGN STOCKS                                OF SHARES     VALUE
--------------------------------------------------------------------------------
BELGIUM - 5.7%
Bekaert SA ..............................           50   $   41,521
Cementbedrijven Cimenteries .............          600       67,240
Delhaize - Le Lion ......................        1,550      108,304
Electrabel ..............................        1,400      396,936
Fortis AG ...............................          850      217,012
Gevaert NV ..............................          900       59,500
Groupe Bruxelles Lambert ................          700      141,279
KBC Bancassurance Holding ...............        5,500      492,206
Petrofina SA ............................          850      348,932
Royale Belgium ..........................          650      247,178
Solvay SA ...............................        3,100      245,767
Tractebel Investment International ......        2,100      307,579
Union Miniere ...........................          500       30,906
                                                         ----------
                                                          2,704,360
DENMARK - 5.9%
A/S Dampskibssellskabet Svendborg .......           20      244,292
A/S Forsikringsselskabet Codan ..........          514       71,005
Aktieselskabet Potagua ..................        1,605       44,343
Bang & Olufsen Holding A/S ..............          927       66,724
BG Bank A/S .............................        1,515       93,832
Carlsberg A/S ...........................        2,240      162,861
Cheminova Holding A/S ...................        2,433       52,074
Danisco A/S .............................        2,768      185,955
Danske Traelast .........................          616       58,581
Den Danske Bank .........................        2,779      333,382
D/S Norden A/S ..........................          398       37,618
Finansierings Instituttet for
   Industri og Handvaerk A/S ............        2,146       54,609
Finansieringsselskabet Gefion A/S .......        2,728       50,776
FLS Industries A/S ......................        2,409       61,302
ISS International Service System A/S ....        1,682       97,833
J. Lauritzen Holdings A/S ...............        1,007       99,133
Jyske Bank A/S ..........................          692       81,628
Korn-OG Foderstof Kompangniet A/S .......        1,736       40,943
Novo Nordisk A/S ........................        2,989      412,035
Radiometer A/S ..........................        1,067       42,629
Ratin A/S ...............................          996      210,728
Sophus Berendsen A/S ....................          996       41,277
Sydbank A/S .............................        1,224       68,168
Tele Danmark A/S ........................        1,073      102,978
Topdanmark A/S ..........................          345       57,225
Tryg-Baltica Forsikring A/S .............        1,449       39,401
                                                         ----------
                                                          2,811,332

GERMANY - 10.7%
Allianz AG ..............................        2,140      705,416
BASF AG .................................        7,919      375,104
Bayer AG ................................        5,365      276,716
Bayerische Motoren Werke
   (BMW) AG .............................          300      302,654
Bayerische Motoren Werke
   (BMW) AG- Bonus ......................           60       59,666

--------------------------------------------------------------------------------

                           44 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M(SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                              NUMBER      MARKET
FOREIGN STOCKS(CONTINUED)                    OF SHARES    VALUE
--------------------------------------------------------------------------------
GERMANY (CONTINUED)
Bayerische Motoren Werke
   (BMW) AG- Rights ...................          360   $   10,311
Continental AG ........................        1,198       37,300
Daimler-Benz AG .......................        2,850      279,468
Daimler-Benz AG-Rights ................        2,850        3,158
Degussa AG ............................          860       52,933
Deutsche Bank AG ......................        5,108      432,545
Deutsche Telekom AG ...................       18,700      504,528
Dresdner Bank AG ......................        4,589      247,369
Friedrich Grohe AG- Vorzugsak .........           43       14,651
Heidelberger Zement AG ................          518       49,073
Hochtief AG ...........................        1,070       51,276
Linde AG ..............................           86       60,270
Merck KGAA ............................        1,113       49,760
Muenchener Rueckversicherungs-
   Gesellschaft AG ....................          430      213,209
Preussag AG ...........................          428      152,702
SAP AG ................................          728      441,632
Siemens AG ............................        7,662      466,079
Veba AG ...............................        4,766      324,768
                                                       ----------
                                                        5,110,588
JAPAN - 11.7%
All Nippon Airways Company, Ltd.* .....       16,000       52,686
Asahi Glass Company, Ltd. .............       16,000       86,465
Bank of Tokyo-Mitsubishi, Ltd. ........       16,000      169,355
Bank of Yokohama, Ltd. ................        9,000       22,048
Bridgestone Corporation ...............        4,000       94,535
Canon, Inc. ...........................        4,000       90,788
Chubu Electric Power Company, Inc. ....        4,800       71,593
Daiei, Inc. ...........................        8,000       18,734
Dai Nippon Printing Company, Ltd. .....        5,000       79,800
East Japan Railway Company ............           10       46,979
Fanuc, Ltd. ...........................          900       31,127
Fuji Bank, Ltd. .......................       15,000       66,902
Fuji Photo Film Company ...............        2,000       69,604
Fujitsu, Ltd. .........................        9,000       94,679
Hitachi, Ltd. .........................       17,000      110,855
Honda Motor Company, Ltd. .............        5,000      177,973
Industrial Bank of Japan, Ltd. ........       13,000       81,493
Ito-Yokado Company, Ltd. ..............        1,000       47,051
Japan Airlines Company, Ltd.* .........       16,000       44,500
Kansai Electric Power Company .........        5,000       86,825
Kawasaki Heavy Industries .............       16,000       32,280
Kawasaki Steel Corporation ............       49,000       88,266
Kinki Nippon Railway Company, Ltd. ....       20,000       93,670
Kirin Brewery Company, Ltd. ...........       10,000       94,391
Komatsu, Ltd. .........................        8,000       38,851
Kyocera Corporation ...................        2,000       97,705
Marubeni Corporation ..................       24,000       47,901
Marui Company, Ltd. ...................        3,000       44,745
Matsushita Electric Industrial
   Company, Ltd. ......................       12,000      192,816

--------------------------------------------------------------------------------




                                                            PRINCIPAL
                                                            AMOUNT OR
                                                             NUMBER        MARKET
FOREIGN STOCKS(CONTINUED)                                   OF SHARES      VALUE
----------------------------------------------------------------------------------
JAPAN (CONTINUED)
Mitsubishi Corporation ...............................        21,000   $   130,129
Mitsubishi Estate Company, Ltd. ......................         8,000        70,325
Mitsubishi Heavy Industrial, Ltd. ....................        26,000        98,166
Mitsubishi Motors Corporation ........................        17,000        40,790
Mitsui Fudosan Company, Ltd. .........................         9,000        71,074
NEC Corporation ......................................        10,000        93,166
Nippondenso Company, Ltd. ............................         5,000        82,862
Nippon Oil Company, Ltd. .............................        16,000        51,648
Nippon Steel Corporation .............................        47,000        82,631
Nippon Telegraph &
   Telephone Corporation .............................            30       248,586
Nissan Motor Company, Ltd. ...........................        16,000        50,380
Normura Securities Company,Ltd .......................        12,000       139,640
Sankyo Company, Ltd. .................................         3,000        68,307
Secom Company, Ltd. ..................................         1,000        57,715
Seibu Railway, Ltd. ..................................         4,000       121,627
Sekisui House, Ltd. ..................................        18,000       139,424
Seven-Eleven Japan Company, Ltd. .....................         2,000       119,033
Sharp Corporation ....................................         8,000        64,791
Shin-Etsu Chemical Company ...........................         5,000        86,465
Sony Corporation .....................................         1,600       137,767
Sumitomo Bank, Ltd. ..................................        20,000       194,546
Sumitomo Chemical Company ............................        23,000        70,930
Taisho Pharmaceutical Company, Ltd. ..................         3,000        55,986
Takeda Chemical Industries ...........................         4,000       106,352
Tokai Bank, Ltd. .....................................         9,000        49,544
Tokio Marine & Fire Insurance Company ................        10,000       102,749
Tokyo Electric Power Company .........................        14,500       284,181
Tokyu Corporation ....................................        25,000        75,837
Toshiba Corporation ..................................        17,000        69,453
Toyoda Automatic Loom Works, Ltd. ....................         3,000        52,960
Toyota Motor Corporation .............................        10,000       258,674
                                                                       -----------
                                                                         5,550,355
                                                                       -----------
   Total foreign stocks - 34.0% ....................................    16,176,635

TEMPORARY CASH INVESTMENTS
--------------------------

MONEY MARKET FUNDS - 2.1%
Vista Federal Money
   Market Fund .......................................   $ 1,013,000     1,013,000

FEDERAL NATIONAL MORTGAGE ASSOCIATION
   DISCOUNT NOTES - 6.3%
   5.38% - 7-2-98 ....................................   $ 2,000,000     1,999,701
   5.43% - 7-15-98 ...................................   $ 1,000,000       997,888
                                                                       -----------
                                                                         2,997,589

   Total temporary cash investments - 8.4% .........................     4,010,589
                                                                       -----------
   Total investments - 99.6% .......................................    47,469,481
   Cash and other assets, less liabilities - 0.4% ..................       169,404
                                                                       -----------
   Total net assets - 100% .........................................   $47,638,885
                                                                       ===========

----------------------------------------------------------------------------------

                           45 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)

                                           PRINCIPAL    MARKET
CORPORATE BONDS                             AMOUNT      VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 0.2%
Federal-Mogul Corporation,
   7.75% - 2006 ........................   $100,000   $101,125

BANKING - 1.1%
Bankers Trust - NY, 7.25% - 2003 .......    100,000    103,875
Banque Paribas - NY, 6.875% - 2009 .....    500,000    511,250
                                                      --------
                                                       615,125

BUILDING MATERIALS - 0.4%
ABC Supply Company (Series B)
   10.625% - 2007 ......................     50,000     51,688
Associated Materials, Inc.,
    9.25% - 2008 .......................     50,000     51,375
Synthetic Industries, 9.25% - 2007 .....     50,000     51,625
Werner Holdings Company, Inc.,
   10.00% - 2007 .......................     50,000     52,250
                                                      --------
                                                       206,938
CAPITAL GOODS - OTHER - 0.2%
International Wire Group,
   11.75% - 2005 .......................    100,000    110,000

CHEMICALS - 0.2%
Agricultural Minerals & Chemicals,
   10.75% - 2003 .......................     50,000     53,063
Furon Company, 8.125% - 2008 ...........     50,000     49,937
                                                      --------
                                                       103,000
CONSTRUCTION MATERIALS - 0.1%
Columbus McKinnon Corporation,
   8.50% - 2008 ........................     50,000     49,250

CONSUMER CYCLICAL - OTHER - 0.9%
EOP Operating, 6.75% - 2008 ............    500,000    505,000

CONSUMER NONCYCLICAL - OTHER - 0.2%
APCOA, Inc., 9.25% - 2008 ..............     50,000     49,875
Coinmach Corporation, (Series B),
   11.75% - 2005 .......................     50,000     55,750
                                                      --------
                                                       105,625
CONSUMER PRODUCTS - 0.8%
American Safety Razor Company,
   9.875% - 2005 .......................    100,000    107,625
Chattem, Inc., 12.75% - 2004 ...........     50,000     56,375
Doane Products Company,
   10.625% - 2006 ......................     50,000     53,875
Holmes Products Corporation,
   9.875% - 2007 .......................     50,000     51,625
Purina Mills, Inc., 9.00% - 2010 .......     75,000     77,063
Revlon Consumer Products Company,
   10.50% - 2003 .......................     50,000     50,125
Windy Hill Pet Food Company,
   9.75% - 2007 ........................     50,000     52,875
                                                      --------
                                                       449,563

--------------------------------------------------------------------------------



                                           PRINCIPAL    MARKET
CORPORATE BONDS (CONTINUED)                 AMOUNT      VALUE
--------------------------------------------------------------------------------
DEFENSE - 0.2%
Raytheon Company, 6.50% - 2005 .........   $100,000   $101,375

ENTERTAINMENT - 0.9%
AMC Entertainment, Inc.,
   9.50% - 2009 ........................     50,000     51,187
Bally Total Fitness Holding,
   9.875% - 2007 .......................    100,000    103,000
Empress Entertainment,
   8.125% - 2006 .......................    100,000    100,250
Six Flags Entertainment,
   8.875% - 2006 .......................     50,000     51,000
Six Flags Theme Parks,
   12.25% - 2005 .......................     75,000     84,469
Time Warner Entertainment,
   7.25% - 2008 ........................    100,000    106,750
                                                      --------
                                                       496,656
ENVIRONMENTAL - 0.1%
Allied Waste North America,
   10.25% - 2006 .......................     50,000     55,062

FINANCE - 1.4%
Intertek Finance PLC, 10.25% - 2006          50,000     53,000
Lehman Brothers, Inc., 7.25% - 2003         350,000    363,563
Ocwen Capital Trust,
   10.875% - 2027 ......................    100,000    109,000
Penske Truck Leasing, 6.65% - 2000          100,000    101,625
Salomon, Inc., 6.75% - 2003 ............    100,000    101,375
                                                      --------
                                                       728,563
FOOD - 0.5%
Archibald Candy Corporation,
   10.25% - 2004 .......................     50,000     53,125
Aurora Foods, Inc., 9.875% - 2007 ......     50,000     52,625
B&G Foods, Inc., 9.625% - 2007 .........     25,000     25,375
McDonald's Corporation,
   6.625% - 2005 .......................     50,000     51,875
Price/Costco, Inc., 7.125% - 2005 ......    100,000    106,000
                                                      --------
                                                       289,000
GAMING - 0.4%
Grand Casinos, 10.125% - 2003 ..........     50,000     54,563
Horseshoe Gaming LLC,
   9.375% - 2007 .......................    100,000    105,500
Rio Hotel & Casino, Inc.,
   10.625% - 2005 ......................     30,000     32,625
Rio Hotel & Casino, Inc.,
   9.50% - 2007 ........................     25,000     26,375
                                                      --------
                                                       219,063

HEALTHCARE - 0.1%
Owens & Minor, Inc.,
   10.875% - 2006 ......................     25,000     27,250
Quest Diagnostic, Inc.,
   10.75% - 2006 .......................     25,000     27,875
                                                      --------
                                                        55,125

--------------------------------------------------------------------------------

                           46 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                        PRINCIPAL  MARKET
CORPORATE BONDS(CONTINUED)               AMOUNT    VALUE
--------------------------------------------------------------------------------
INSURANCE - 0.2%
New York Life Insurance,
   7.50% - 2023 .....................   $100,000   $101,250

LODGING - 0.4%
Courtyard by Marriott,
   10.75% - 2008 ....................    100,000    110,125
Host Marriott Travel Plaza,
   9.50% - 2005 .....................    100,000    106,000
                                                   --------
                                                    216,125
MEDIA - CABLE - 0.7%
Comcast Cable Communications,
   8.125% - 2004 ....................    100,000    108,375
Frontiervision, 11.00% - 2006 .......     50,000     55,375
Fundy Cable, Ltd., 11.00% - 2005 ....     50,000     54,875
Marcus Cable Operating Company,
   0.00% - 2004 .....................     50,000     48,625
Northland Cable Television,
   10.25% - 2007 ....................    100,000    106,750
                                                   --------
                                                    374,000
MEDIA - NONCABLE - 0.4%
American Radio Systems,
   9.00% - 2006 .....................     50,000     53,125
Chancellor Media Corporation
   8.125% - 2007 ....................    100,000    101,375
Mediacom LLC, 8.50% - 2008 ..........     25,000     24,937
Sun Media Corporation,
   9.50% - 2007 .....................     32,000     33,920
                                                   --------
                                                    213,357
METALS - 0.3%
AEI Holdings, 10.00% - 2007 .........     50,000     49,375
Freeport McMoran Resources,
   7.00% - 2008 .....................     50,000     51,000
Maxxam Group, Inc.,
   11.25% - 2003 ....................     50,000     52,875
                                                   --------
                                                    153,250
OIL FIELD SERVICES - 0.1%
Pride Petroleum Services, Inc.,
   9.375% - 2007 ....................     50,000     52,687


OTHER 0.1%
Herff Jones, Inc., (Series B),
   11.00% - 2005 ....................     50,000     55,063
Paragon Corporate Holdings,
   9.625% - 2008 ....................     25,000     22,937
                                                   --------
                                                     78,000

--------------------------------------------------------------------------------


                                         PRINCIPAL     MARKET
CORPORATE BONDS(CONTINUED)                AMOUNT       VALUE
--------------------------------------------------------------------------------
PACKAGING - 0.4%
Bway Corporation, (Series B)
   10.25% - 2007 .....................   $   50,000   $   54,250
Container Corporation of America,
   10.75% - 2002 .....................      100,000      110,000
Plastic Containers, Inc.,
   10.00% - 2006 .....................       25,000       26,875
U.S. Can Corporation,
   10.125% - 2006 ....................       50,000       52,813
                                                      ----------
                                                         243,938
RETAILERS - 0.5%
Eye Care Center of America,
   9.125% - 2008 .....................       50,000       49,375
Finlay Fine Jewelry Corporation,
   8.375% - 2008 .....................      100,000      100,250
Safelite Glass Corporation,
   9.875% - 2006 .....................       49,693       52,550
Specialty Retailers, 8.50% - 2005 ....       50,000       51,500
                                                      ----------
                                                         253,675
SERVICES - 0.1%
Dyncorp, Inc., 9.50% - 2007 ..........       50,000       51,375

TECHNOLOGY - 0.4%
Celestica International,
   10.50% - 2006 .....................       50,000       55,125
Communications & Power Industry,
   12.00% - 2005 .....................      100,000      111,375
Fairchild Semiconductor,
   10.125% - 2007 ....................       50,000       51,500
                                                      ----------
                                                         218,000
TELECOMMUNICATIONS - 1.9%
Flag, Ltd., 8.25% - 2008 .............       25,000       25,219
Intermedia Communications
   (Series B), 8.50% - 2008 ..........       50,000       50,000
Lucent Technologies, Inc.,
   6.90% - 2001 ......................      100,000      102,750
Nextel Communications,
   0.00% - 2007 ......................       75,000       48,844
Price Communications,
   9.125% - 2006 .....................      100,000       99,750
Qwest Communications
   International, 0.00% - 2007 .......       50,000       37,562
Sprint Spectrum LP, 11.00% - 2006 ....      100,000      115,000
Worldcom, Inc., 7.75% - 2007 .........      500,000      541,875
                                                      ----------
                                                       1,021,000
TEXTILES - 0.2%
Dan River, Inc., 10.125% - 2003 ......       50,000       53,375
Westpoint Stevens, Inc.,
   7.875% - 2008 .....................       50,000       49,875
                                                      ----------
                                                         103,250

--------------------------------------------------------------------------------

                           47 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)


                                      PRINCIPAL
                                      AMOUNT OR
                                        NUMBER       MARKET
CORPORATE BONDS (CONTINUED)           OF SHARES      VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - OTHER - 0.2%
Sea Containers, Ltd.,
   12.50% - 2004 ..................   $   30,000   $   33,862
Stena AB, 10.50% - 2005 ...........   $   50,000       54,500
                                                   ----------
                                                       88,362
UTILITY - ELECTRIC - 1.6%
Energy Louisiana, Inc.,
   6.50% - 2008 ...................   $  500,000      502,500
Midwest Power System,
   7.125% - 2003 ..................   $  140,000      146,125
Niagra Mohawk Power,
   0.00% - 2010 ...................   $  200,000      138,750
Southern California Edison,
   6.50% - 2001 ...................   $   50,000       50,687
                                                   ----------
                                                      838,062
UTILITY - NATURAL GAS - 0.2%
Energy Corporation of America,
   9.50% - 2007 ...................   $  100,000       98,500
                                                   ----------

Total corporate bonds - 15.4% ..................    8,295,301

COMMON STOCKS
-------------

AEROSPACE/DEFENSE - 0.4%
Boeing Company ....................        2,814      125,399
Lockheed Martin Corporation .......          600       63,525
Northrop Grumman Corporation ......          300       30,937
                                                   ----------
                                                      219,861
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels Midland Company ....        2,401       46,519

AIRLINES - 0.3%
AMR Corporation* ..................          800       66,600
Delta Air Lines, Inc. .............          400       51,700
KLM Royal Dutch Air Lines
   NV ADR .........................          800       32,750
Southwest Airlines ................          700       20,738
                                                   ----------
                                                      171,788
ALUMINUM - 0.1%
Aluminum Company of America .......          800       52,750

AMERICAN GOLD - 0.1%
Barrick Gold Corporation ..........        1,600       30,700
Placer Dome, Inc. .................        1,500       17,625
                                                   ----------
                                                       48,325
AUTO PARTS & EQUIPMENT - 0.2%
Eaton Corporation .................          400       31,100
Genuine Parts Company .............        1,150       39,747
TRW, Inc. .........................          700       38,237
                                                   ----------
                                                      109,084

--------------------------------------------------------------------------------


                                            NUMBER         MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES       VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 1.0%
Chrysler Corporation ..............        1,700        $   95,838
Echlin, Inc. ......................          800            39,250
Ford Motor Company ................        3,700           218,300
General Motors Corporation ........        2,300           153,669
Honda Motor Company, Ltd. ADR .....          700            50,006
                                                        ----------
                                                           557,063
BANKS - MAJOR REGIONAL - 4.0%
BB&T Corporation ..................          500            33,812
Banc One Corporation ..............        1,760            98,230
Banco Frances Del Rio De
   La Plata ADR ...................          805            18,465
Bank of New York Company, Inc. ....          900            54,619
BankBoston Corporation ............          800            44,500
BankAmerica Corporation ...........        2,300           198,806
Bankers Trust Corporation .........          200            23,212
Citicorp ..........................        1,300           194,025
Comerica, Inc. ....................          650            43,062
Fifth Third Bancorp ...............        1,125            70,875
First Chicago NBD Corporation .....        1,000            88,625
First Union Corporation ...........        3,058           178,129
Fleet Financial Group, Inc. .......        1,100            91,850
Huntington Bancshares, Inc. .......          700            23,450
KeyCorp ...........................        1,800            64,125
Mellon Bank Corporation ...........          900            62,663
Mercantile Bancorporation .........          400            20,150
J.P. Morgan & Company, Inc. .......          600            70,275
National City Corporation .........          900            63,900
Nationsbank Corporation ...........        2,300           175,950
Northern Trust Corporation ........          600            45,750
Norwest Corporation ...............        2,700           100,913
PNCBank Corporation ...............        1,115            60,001
State Street Boston ...............          600            41,700
Suntrust Banks, Inc. ..............          900            73,181
U.S. Bancorp ......................        2,331           100,233
Wells Fargo & Company .............          300           110,700
                                                        ----------
                                                         2,151,201
BANKS - MONEY CENTER - 0.4%
Chase Manhattan Corporation .......        2,424           183,012
Summit Bancorp ....................          500            23,750
                                                        ----------
                                                           206,762
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc. ....        1,200            56,625
Diageo PLC ADR ....................          777            37,442
LVMH Moet Hennessy Lou ADR ........        1,000            39,500
Seagram Company, Ltd. .............        1,000            40,937
                                                        ----------
                                                           174,504
BEVERAGES - SOFT DRINK - 1.5%
Coca-Cola Company .................        7,000           598,500
Pepsico, Inc. .....................        4,700           193,581
                                                        ----------
                                                           792,081

--------------------------------------------------------------------------------

                           48 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)


                                                 NUMBER       MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES     VALUE
-----------------------------------------------------------------------------
BIOTECHNOLOGY - 0.1%
Amgen, Inc.* ................................       1,000  $   65,375

BROADCAST MEDIA - 0.5%
Clear Channel Communications, Inc.* .........         600      65,475
Comcast Corporation (Cl. A) .................       1,100      44,653
MediaOne Group, Inc.* .......................       1,800      79,088
Viacom, Inc. (Cl. B)* .......................       1,400      81,550
                                                           ----------
                                                              270,766
BUILDING MATERIALS - 0.1%
Armstrong World Industries, Inc. ............         300      20,212
Masco Corporation ...........................         700      42,350
                                                           ----------
                                                               62,562
CHEMICALS - BASIC - 1.1%
Air Products and Chemicals, Inc. ............       1,000      40,000
Akzo Nobel NV ADR ...........................       1,300     144,138
Dow Chemical Company ........................         800      77,350
(E.I.) du Pont de Nemours & Company .........       3,500     261,188
FMC Corporation* ............................         300      20,456
Great Lakes Chemical Company ................         700      27,606
Morton International, Inc. ..................         900      22,500
Solutia, Inc. ...............................         680      19,507
                                                           ----------
                                                              612,745
CHEMICALS - DIVERSIFIED - 0.2%
Monsanto Company ............................       2,200     122,925

CHEMICALS - SPECIALTY - 0.3%
Minnesota Mining & Manufacturing
   Company ..................................       1,300     106,844
Rohm & Haas Company .........................         400      41,575
                                                           ----------
                                                              148,419
COMMUNICATIONS EQUIPMENT - 1.1%
Lucent Technologies .........................       3,672     305,465
Motorola, Inc. ..............................       1,800      94,613
Oy Nokia AB Corporation ADR .................         600      43,537
Northern Telecom, Ltd. ......................       1,800     102,150
Tellabs, Inc.* ..............................         700      50,137
                                                           ----------
                                                              595,902
COMPUTER HARDWARE - 1.6%
Compaq Computer Company .....................       5,256     149,139
Dell Computer Corporation* ..................       2,400     222,750
Hewlett-Packard Company .....................       2,600     155,675
International Business Machines
   Corporation ..............................       2,600     298,513
Sun Microsystems, Inc.* .....................       1,400      60,812
                                                           ----------
                                                              886,889

-----------------------------------------------------------------------------

                                                  NUMBER      MARKET
COMMON STOCKS)(CONTINUED)                        OF SHARES    VALUE
-----------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.1%
Adobe Systems, Inc. .........................         700  $   29,706
Ceridian Corporation* .......................         600      35,250
Computer Associates International,
   Inc ......................................       1,700      94,456
HBO & Company ...............................       1,400      49,350
Microsoft Corporation* ......................       7,200     780,300
Novell, Inc.* ...............................       3,000      38,250
Oracle Corporation* .........................       2,850      70,003
Parametric Technology Company* ..............       1,200      32,550
                                                           ----------
 .............................................               1,129,865
COMPUTERS - NETWORKING - 0.6%
Bay Networks, Inc.* .........................       1,200      38,700
Cisco Systems, Inc.* ........................       2,800     257,775
3COM Corporation* ...........................       1,000      30,688
                                                           ----------
 .............................................                 327,163
COMPUTERS - PERIPHERALS - 0.2%
EMC Corporation* ............................       1,500      67,219
Seagate Technology* .........................       1,100      26,194
                                                           ----------
 .............................................                  93,413
CONSUMER FINANCE - 0.3%
Greentree Financial Corporation .............         600      25,688
Household International, Inc. ...............       1,500      74,625
MBNA Corporation ............................       1,500      49,500
                                                           ----------
 .............................................                 149,813
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc. .........................         500      20,437
Owens-Illinois, Inc.* .......................         900      40,275
                                                           ----------
 .............................................                  60,712
DISTRIBUTION - FOOD & HEALTH - 0.1%
Cardinal Health, Inc. .......................         500      46,875
Sysco Corporation ...........................       1,000      25,625
                                                           ----------
 .............................................                  72,500
ELECTRIC COMPANIES - 1.2%
American Electric Power
   Company, Inc. ............................         500      22,687
Baltimore Gas & Electric Company ............         800      24,850
Consolidated Edison, Inc. ...................         700      32,244
Dominion Resources, Inc. ....................       1,100      44,825
Duke Energy Corporation .....................       1,300      77,025
Edison International ........................       1,700      50,256
Empresa Nacional Electricidad
   Chile S.A. ADR ...........................         500       7,125
Empresa Nacional De Electricidad
   S.A. ADR .................................       2,400      51,900
Entergy Corporation .........................       1,100      31,625
FPL Group, Inc. .............................         900      56,700
FirstEnergy Corporation .....................         800      24,600
Niagra Mohawk Power Corporation* ............       2,400      35,850
-----------------------------------------------------------------------------

                           49 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N(MANAGED ASSET ALLOCATION)(CONTINUED)


                                              NUMBER       MARKET
COMMON STOCKS (CONTINUED)                    OF SHARES     VALUE
--------------------------------------------------------------------------------
ELECTRIC COMPANIES (CONTINUED)
P G & E Corporation .....................        1,600   $   50,500
Southern Company ........................        2,300       63,681
Texas Utilities Company .................        1,300       54,113
Unicom Corporation ......................        1,100       38,569
                                                         ----------
                                                            666,550
ELECTRICAL EQUIPMENT - 1.9%
Emerson Electric Company ................        1,500       90,469
General Electric Company ................        9,200      837,200
Honeywell, Inc. .........................          700       58,494
Rockwell International Corporation ......          900       43,256
                                                         ----------
                                                          1,029,419
ELECTRONIC EQUIPMENT - 0.3%
Hitachi, Ltd. ADR .......................          300       19,350
Philips Electronics NV ADR ..............        2,000      170,000
                                                         ----------
                                                            189,350
ELECTRONICS - DEFENSE - 0.1%
Raytheon Company (Cl. A) ................          421       24,260
Raytheon Company (Cl. B) ................          500       29,563
                                                         ----------
                                                             53,823
ELECTRONICS - SEMI-CONDUCTORS - 0.9%
Altera Corporation* .....................          600       17,738
Analog Devices, Inc.* ...................          667       16,383
Intel Corporation .......................        4,600      340,975
Texas Instruments, Inc. .................        1,300       75,806
Xilinx, Inc.* ...........................          400       13,600
                                                         ----------
                                                            464,502
ENTERTAINMENT - 0.7%
The Walt Disney Company .................        1,914      201,090
Time Warner, Inc. .......................        1,900      162,331
                                                         ----------
                                                            363,421
EQUIPMENT - SEMICONDUCTORS - 0.1%
Applied Materials, Inc.* ................        1,300       38,350

FINANCIAL - DIVERSE - 2.3%
American Express Company ................        1,400      159,600
American General Corporation ............          800       56,950
Associates First Capital Corporation ....          864       66,420
Banco Bilbao Viz ADR ....................        3,000      153,000
Fannie Mae ..............................        2,700      164,025
Federal Home Loan Mortgage
   Corporation ..........................        2,600      122,363
H & R Block, Inc. .......................          500       21,062
Merrill Lynch & Company, Inc. ...........        1,100      101,475
Morgan Stanley, Dean Witter
   and Company ..........................        1,630      148,941
SunAmerica, Inc. ........................          800       45,950
Travelers Group, Inc. ...................        3,347      202,912
                                                         ----------
                                                          1,242,698

--------------------------------------------------------------------------------

                                                NUMBER       MARKET
COMMON STOCKS)(CONTINUED)                      OF SHARES     VALUE
--------------------------------------------------------------------------------
FOODS - 1.2%
BestFoods ..............................         1,000   $   58,062
Conagra, Inc. ..........................         1,900       60,206
Earthgrains Company ....................            64        3,576
General Mills ..........................           700       47,862
Heinz (H.J.) Company ...................         1,100       61,738
Hershey Foods Corporation ..............           400       27,600
Kellogg Company ........................         1,500       56,344
Ralston - Ralston Purina Group .........           400       46,725
Sara Lee Corporation ...................         1,700       95,094
Unilever NY ADR ........................         2,000      157,875
William Wrigley, Jr. Company ...........           400       39,200
                                                         ----------
                                                            654,282
FOOTWEAR - 0.1%
Nike, Inc. (Cl. B) .....................           800       38,950

GAMING & LOTTERY - 0.1%
Mirage Resorts, Inc.* ..................         1,400       29,837

HARDWARE & TOOLS - 0.1%
Black & Decker Corporation .............           500       30,500

HEALTH CARE - DIVERSE - 1.8%
Abbott Laboratories ....................         4,200      171,675
American Home Products Corporation .....         3,600      186,300
Bristol-Myers Squibb Company ...........         2,800      321,825
Johnson & Johnson ......................         3,700      272,875
                                                         ----------
                                                            952,675
HEALTH CARE - LONG TERM CARE - 0.1%
HEALTHSOUTH Corporation* ...............         1,400       37,362

HEALTH CARE - MANAGED CARE - 0.1%
United Healthcare Corporation ..........           700       44,450

HEALTH CARE - PHARMACEUTICALS - 3.0%
Glaxo Wellcome Plc ADR .................           900       53,831
Eli Lilly & Company ....................         2,900      191,581
Merck & Company, Inc. ..................         3,500      468,125
Pfizer, Inc. ...........................         3,900      423,881
Pharmacia & Upjohn, Inc. ...............         1,900       87,638
Schering-Plough Corporation ............         2,400      219,900
Warner Lambert Company .................         2,200      152,625
                                                         ----------
                                                          1,597,581
HOMEBUILDING - 0.1%
PPG Industries, Inc. ...................           700       48,694

HOSPITAL MANAGEMENT - 0.1%
Columbia/HCA Healthcare
   Corporation .........................         2,400       69,900

HOUSEHOLD PRODUCTS - 1.2%
Clorox Company .........................           600       57,225
Colgate-Palmolive Company ..............         1,100       96,800
Fort James Corporation .................           900       40,050
Kimberly-Clark Corporation .............         1,900       87,162
Procter & Gamble Company, The ..........         3,900      355,144
                                                         ----------
                                                            636,381

--------------------------------------------------------------------------------

                           50 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                 NUMBER     MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES   VALUE
--------------------------------------------------------------------------------
INSURANCE - BROKERS - 0.1%
Conseco, Inc. ...............................       600   $ 28,050
MGIC Investment Corporation .................       300     17,119
Marsh & McLennan Companies, Inc. ............       600     36,262
                                                          --------
                                                            81,431
INSURANCE - LIFE/HEALTH - 0.2%
Aetna, Inc. .................................       544     41,412
Torchmark Corporation .......................       600     27,450
Unum Corporation ............................       800     44,400
                                                          --------
                                                           113,262
INSURANCE - MULTILINE - 1.0%
American International Group, Inc. ..........     1,900    277,400
Cigna Corporation ...........................       900     62,100
General Re Corporation ......................       300     76,050
Hartford Financial Services Group, Inc. .....       400     45,750
Lincoln National Corporation ................       500     45,688
Loews Corporation ...........................       400     34,850
                                                          --------
                                                           541,838
INSURANCE - PROPERTY - 0.5%
Allstate Corporation ........................     1,200    109,875
Chubb Corporation ...........................       800     64,300
Progressive Corporation .....................       400     56,400
Selective Insurance Group ...................       800     17,925
                                                          --------
                                                           248,500
INVESTMENT BANK/BROKERAGE - 0.1%
Franklin Resources, Inc. ....................       700     37,800
Schwab (Charles) Corporation ................     1,150     37,375
                                                          --------
                                                            75,175
IRON & STEEL - 0.0%
Nucor Corporation ...........................       500     23,000

LEISURE TIME PrODUCTS - 0.1%
Brunswick Corporation .......................       900     22,275
Mattel, Inc. ................................       600     25,387
                                                          --------
                                                            47,662
LODGING - HOTELS - 0.1%
Marriott International, Inc. (Cl.A) .........     1,000     32,375

MACHINERY - DIVERSE - 0.3%
Caterpillar, Inc. ...........................     1,300     68,738
Deere & Company .............................       800     42,300
Dover Corporation ...........................       900     30,825
Ingersoll-Rand Company ......................       500     22,031
                                                          --------
                                                           163,894
MANUFACTURING - DIVERSIFIED - 0.8%
AlliedSignal, Inc. ..........................     2,000     88,750
Corning, Inc. ...............................     1,000     34,750
Illinois Tool Works, Inc. ...................       800     53,350
Textron, Inc. ...............................       600     43,013
Tyco International, Ltd. ....................     1,900    119,700
United Technologies Corporation .............       900     83,250
                                                          --------
                                                           422,813

--------------------------------------------------------------------------------



                                                 NUMBER     MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES   VALUE
--------------------------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.4%
CBS Corporation .............................     2,000 $   63,500
Goodyear Tire & Rubber Company ..............       500     32,219
Pall Corporation ............................     1,300     26,650
Sealed Air Corporation* .....................       300     11,025
Thermo Electron Corporation* ................     1,200     41,025
Tomkins Plc ADR .............................     2,000     45,750
                                                        ----------
                                                           220,169
MEDICAL PRODUCTS & SUPPLIES - 0.6%
Baxter International, Inc. ..................     1,000     53,812
Becton, Dickinson & Company .................       700     54,338
Boston Scientific Corporation* ..............       800     57,300
Guidant Corporation .........................       800     57,050
Medtronic, Inc. .............................     1,600    102,000
                                                        ----------
                                                           324,500
MISCELLANEOUS BUSINESS SERVICES - 0.1%
Equifax, Inc. ...............................       800     29,050

NATURAL GAS - 0.1%
Sonat, Inc. .................................       800     30,900
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Ikon Office Solutions, Inc. .................     1,100     16,019
Pitney-Bowes, Inc. ..........................     1,200     57,750
                                                        ----------
                                                            73,769
OIL - DOMESTIC - 0.1%
Atlantic-Richfield Company ..................       600     46,875
Unocal Corporation ..........................       700     25,025
                                                        ----------
                                                            71,900
OIL - INTERNATIONAL - 3.0%
Amoco Corporation ...........................     3,300    137,362
British Petroleum PLC ADR ...................       600     52,950
Chevron Corporation .........................     2,100    174,431
Exxon Corporation ...........................     6,800    484,925
Mobil Corporation ...........................     2,100    160,913
Occidental Petroleum Corporation ............     1,700     45,900
Royal Dutch Petroleum Company
   NY Shares ................................     7,100    389,169
Texaco, Inc. ................................     1,700    101,469
USX Marathon Group ..........................     1,300     44,606
                                                        ----------
                                                         1,591,725
OIL & GAS - DRILLING & EQUIPMENT - 0.5%
B.J. Services Company* ......................     1,400     40,687
Halliburton Company .........................     1,100     49,019
Repsol S.A. ADR .............................       400     22,000
Schlumberger, Ltd. ..........................     1,500    102,469
Union Pacific Resources Group, Inc. .........     1,738     30,524
                                                        ----------
                                                           244,699

--------------------------------------------------------------------------------

                          51 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)


                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES     VALUE
-------------------------------------------------------------------------------
OIL & GAS - EXPLORATION & PRODUCTION - 0.6%
Amerada Hess Corporation .......................       1,000   $ 54,313
Anadarko Petroleum Corporation .................         100      6,719
Apache Corporation .............................         500     15,750
Burlington Resources, Inc. .....................         800     34,450
Enron Corporation ..............................       1,100     59,469
Ente Nazionale Idroncarburi S.p.a. ADR .........         400     26,000
Helmerich & Payne, Inc. ........................         400      8,900
Phillips Petroleum Company .....................         800     38,550
Shell Transport & Trading Company ..............         900     38,137
Total S.A. ADR .................................       1,000     65,375
                                                               --------
                                                                347,663
OIL & GAS - REFINING & MARKETING - 0.1%
The Williams Companies, Inc. ...................       1,600     54,000

PAPER & FOREST PRODUCTS - 0.2%
Georgia-Pacific Corporation
   (GP Group) ..................................         400     23,575
Georgia-Pacific Corporation
   (Timber Group) ..............................         400      9,200
International Paper Company ....................       1,400     60,200
Weyerhaeuser Company ...........................         400     18,475
                                                               --------
                                                                111,450
PERSONAL CARE - 0.5%
Avon Products, Inc. ............................         700     54,250
Gillette Company ...............................       3,000    170,063
International Flavors &
   Fragrances, Inc. ............................         800     34,750
                                                               --------
                                                                259,063
PHOTOGRAPHY/IMAGING - 0.3%
Eastman Kodak Company ..........................         900     65,756
Xerox Corporation ..............................         800     81,300
                                                               --------
                                                                147,056
PUBLISHING - 0.2%
R.R. Donnelley & Sons Company ..................         600     27,450
Dun & Bradstreet Corporation ...................         400     14,450
McGraw-Hill Companies, Inc. ....................         600     48,937
                                                               --------
                                                                 90,837
PUBLISHING - NEWSPAPER - 0.2%
Gannett Company, Inc. ..........................       1,000     71,063
Tribune Company ................................         600     41,287
                                                               --------
                                                                112,350
RAILROADS - 0.2%
Burlington Northern Santa Fe
   Corporation .................................         400     39,275
CSX Corporation ................................         800     36,400
Norfolk Southern Corporation ...................       1,100     32,794
Union Pacific Corporation ......................         600     26,475
                                                               --------
                                                                134,944

--------------------------------------------------------------------------------


                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES     VALUE
-------------------------------------------------------------------------------
RESTAURANTS - 0.4%
Brinker International, Inc.* ...................       1,500   $ 28,875
Darden Restaurants, Inc. .......................       1,400     22,225
McDonald's Corporation .........................       1,900    131,100
Tricon Global Restaurants* .....................         740     23,449
                                                               --------
                                                                205,649
RETAIL - APPAREL - 0.2%
GAP, Inc. ......................................       1,050     64,706
Nordstrom, Inc. ................................         300     23,175
TJX Companies, Inc. ............................         800     19,300
                                                               --------
                                                                107,181
RETAIL - DEPARTMENT STORES - 0.3%
Federated Department Stores, Inc.* .............         800     43,050
May Department Stores Company ..................       1,100     72,050
J.C. Penney Company, Inc. ......................       1,000     72,313
                                                               --------
                                                                187,413
RETAIL - DRUG STORES - 0.2%
CVS Corporation ................................       1,200     46,725
Rite Aid Corporation ...........................         600     22,537
Walgreen Company ...............................       1,600     66,100
                                                               --------
                                                                135,362
RETAIL - FOOD CHAINS - 0.2%
Albertson's, Inc. ..............................         900     46,631
American Stores Company ........................         600     14,513
Kroger Company* ................................       1,000     42,875
                                                               --------
                                                                104,019
RETAIL - GENERAL MERCHANDISE - 1.1%
Costco Companies, Inc.* ........................       1,000     63,063
Dayton Hudson Corporation ......................       1,400     67,900
Sears Roebuck ..................................       1,200     73,275
Wal-Mart Stores, Inc. ..........................       6,100    370,575
                                                               --------
                                                                574,813

RETAIL - SPECIALTY - 0.6%
   Circuit City Stores -
   Circuit City Group ..........................         700     32,812
Home Depot, Inc. ...............................       2,300    191,044
Payless Shoesource, Inc.* ......................         144     10,611
Tandy Corporation ..............................         600     31,837
Toys "R" Us, Inc.* .............................       1,400     32,988
                                                               --------
                                                                299,292
SAVINGS & LOANS - 0.1%
Golden West Financial ..........................         300     31,894
Washington Mutual, Inc. ........................         900     39,094
                                                               --------
                                                                 70,988
SERVICES - ADVERTISING/MARKETING - 0.1%
Omnicom Group, Inc. ............................         700     34,912

--------------------------------------------------------------------------------

                           52 See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                                    NUMBER        MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES      VALUE
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 0.3%
Cendant Corporation* ........................         2,591     $   54,087
Cognizant Corporation .......................           800         50,400
Service Corporation International ...........         1,300         55,738
Sodexho Marriott Services ...................            75          2,175
                                                                ----------
                                                                   162,400
SERVICES - DATA PROCESSING - 0.2%
Automatic Data Processing ...................         1,100         80,163
First Data Corporation ......................         1,300         43,306
                                                                ----------
                                                                   123,469
TELECOMMUNICATION - CELLULAR - 0.2%
Sprint Corporation ..........................         1,500        105,750

TELECOMMUNICATION - LONG DISTANCE - 0.5%
AT&T Corporation ............................         4,600        262,775

TELECOMMUNICATIONS - 3.1%
Airtouch Communications, Inc.* ..............         1,500         87,656
Alltel Corporation ..........................           800         37,200
Ameritech Corporation .......................         2,800        125,650
Bell Atlantic Corporation ...................         4,274        195,001
BellSouth Corporation .......................         2,900        194,663
British Telecom Plc ADR .....................           400         49,400
Ericsson (L.M.) Telecom Company
   ADR (Cl. B) ..............................         2,400         68,700
GTE Corporation .............................         2,800        155,750
Hong Kong Telecommunications, Ltd. ..........           800         15,100
MCI Communications Corporation ..............         2,200        127,875
SBC Communications, Inc. ....................         5,654        226,160
Telecom Braxileiras S.A. ADR ................           700         76,431
Telecom New Zealand ADR .....................           400         13,100
Telefonica De Espana ADR ....................           400         55,625
Vodafone Group Plc ADR ......................           500         63,031
Worldcom, Inc. ..............................         3,400        164,688
                                                                ----------
                                                                 1,656,030
TELEPHONE - 0.3%
Cia De Telecomunicaciones De
   Chile S.A. ADR ...........................           425          8,633
Telefonos De Mexico ADR .....................         1,800         86,512
US WEST, Inc. ...............................         1,449         68,110
                                                                ----------
                                                                   163,255
TEXTILES - APPAREL - 0.2%
Benetton Group S.p.a. ADR ...................         2,080         86,580
Springs Industries, Inc. (Cl. A) ............           300         13,837
                                                                ----------
                                                                   100,417
TOBACCO - 0.6%
Fortune Brands, Inc. ........................           900         34,594
Gallaher Group PLC ADR ......................           500         10,937
Philip Morris Companies, Inc. ...............         6,800        267,750
                                                                ----------
                                                                   313,281

--------------------------------------------------------------------------------


                                                        PRINCIPAL
                                                        AMOUNT OR
U.S. GOVERNMENT &                                         NUMBER       MARKET
GOVERNMENT AGENCY SECURITIES                            OF SHARES      VALUE
--------------------------------------------------------------------------------
WASTE MANAGEMENT - 0.1%
Browning-Ferris Industries ........................           374   $    12,996
Waste Management, Inc. ............................         1,396        48,860
                                                                    -----------
                                                                         61,856
                                                                    -----------
Total common stocks - 51.3% .....................................    27,580,599

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------

U.S. GOVERNMENT AGENCIES - 6.4%
Federal Home Loan Banks,
   5.55% - 7-1-98 .................................   $   693,000       693,000
Federal Home Loan Mortgage
   Corporation, 5.97% - 2001 ......................   $   600,000       600,090
Government National Mortgage Association,
   #67365, 11.50% - 2013 ..........................   $    28,661        32,187
   #353937, 6.00% - 2023 ..........................   $   298,194       292,737
   #410777, 7.00% - 2025 ..........................   $   115,269       117,094
   #780057, 7.50% - 2025 ..........................   $    68,983        71,070
   #2102, 8.00% - 2025 ............................   $    38,119        39,290
   #412429, 8.50% - 2025 ..........................   $    44,661        46,895
   #410891, 7.00% - 2026 ..........................   $   244,855       248,707
   #426384, 7.00% - 2026 ..........................   $   333,667       338,946
   #424476, 7.50% - 2026 ..........................   $   389,782       400,469
   #432891, 7.50% - 2026 ..........................   $    83,423        85,679
   #402684, 8.00% - 2026 ..........................   $   172,315       178,361
   #427029, 8.50% - 2026 ..........................   $   178,309       187,763
   #435589, 8.50% - 2026 ..........................   $    95,903       100,991
                                                                    -----------
                                                                      2,140,189
U.S. GOVERNMENT SECURITIES - 17.8%
U.S. Treasury Bonds,
   6.875% - 2025 ..................................   $    35,000        40,511
   6.75% - 2026 ...................................   $ 1,740,000     1,990,612
   6.625% - 2027 ..................................   $   550,000       620,989
                                                                    -----------
                                                                      2,652,112
U.S. Treasury Notes,
   6.00% - 1999 ...................................   $   175,000       175,835
   6.375% - 1999 ..................................   $   300,000       302,100
   5.625% - 2000 ..................................   $    75,000        75,138
   6.25% - 2000 ...................................   $   475,000       481,104
   5.625% - 2001 ..................................   $   700,000       702,233
   6.25% - 2002 ...................................   $   380,000       389,276
   5.50% - 2003 ...................................   $ 1,000,000       999,300
   5.875% - 2005 ..................................   $    75,000        76,359
   6.50% - 2005 ...................................   $   100,000       105,530
   5.625% - 2006 ..................................   $   100,000       100,330
   6.50% - 2006 ...................................   $   175,000       185,675
   6.25% - 2007 ...................................   $ 1,000,000     1,046,750
   6.125% - 2007 ..................................   $   900,000       936,018
   5.625% - 2008 ..................................   $ 1,300,000     1,317,251
                                                                    -----------
                                                                      6,892,899
                                                                    -----------
   Total U.S. government & government
     agency securities - 24.2% ..................................    12,978,290

--------------------------------------------------------------------------------

                           53 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                                  PRINCIPAL
                                                  AMOUNT OR
                                                   NUMBER        MARKET
MISCELLANEOUS ASSETS                              OF SHARES      VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.4%
Advanta Home Equity Loan Trust
   (Cl. A2), 5.95% - 2009 ....................    $   180,159  $   177,198
Airplanes Pass-Through Trust
   (Cl. D), 10.875% - 2019 ...................    $    50,000       56,477
                                                               -----------
                                                                   233,675
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Starwood Hotels & Resorts ....................            367       17,731
                                                               -----------
   Total miscellaneous assets - 0.4% ........................      251,406

FOREIGN CORPORATE BONDS
-----------------------

JAPAN - 0.5%
European Investment Bank,
   3.00% - 2006(4)............................      7,000,000       56,238
European Investment Bank,
   4.625% - 2003(4) ..........................     17,000,000      142,397
Interamerican Development Bank,
   6.00% - 2001(4) ...........................      5,000,000       42,106
KFW International Finance,
   6.00% - 1999(4) ...........................      3,000,000       23,264
                                                               -----------
   Total foreign bonds - 0.5% ...............................      264,005

FOREIGN GOVERNMENT ISSUES
-------------------------

CANADA - 0.2%
Government Bond,
   8.50% - 2002 ..............................         60,000       45,130
   6.50% - 2004 ..............................         60,000       43,170
                                                               -----------
                                                                    88,300
FRANCE - 0.2%
O.A.T. Government Bond,
   8.50% - 2002(4) ...........................        430,000       83,048
   5.50% - 2007(4) ...........................        214,000       37,250
                                                               -----------
                                                                   120,298
GERMANY - 0.4%
Bundersrepub Deutschland,
   8.375% - 2001(4) ..........................        130,000       80,102
   7.375% - 2005(4) ..........................        125,000       79,798
Deutschland Republic Government
   Bond, 6.00% - 20074 .......................         62,000       37,381
                                                               -----------
                                                                   197,281
UNITED KINGDOM - 0.1%
Treasury Bond, 8.00% - 2003 ..................         29,000       51,728
Treasury Bond, 7.50% - 2006 ..................         12,000       22,005
                                                               -----------
                                                                    73,733
                                                               -----------
   Total foreign government issues - 0.9% ...................      479,612

--------------------------------------------------------------------------------





                                          NUMBER     MARKET
FOREIGN STOCKS                           OF SHARES   VALUE
-------------------------------------------------------------------------------
AUSTRALIA - 0.0%
Rio Tinto, Ltd. ......................      1,000  $ 11,890

BELGIUM - 0.2%
Electrabel ...........................         50    14,176
KBC Bancassurance Holdings ...........      1,000    89,492
                                                   --------
                                                    103,668
DENMARK - 0.1%
Danisco A/S ..........................      1,000    67,180

FRANCE - 0.6%
Axa ..................................        500    56,235
Eridania Beghin-Say S.A ..............        200    44,161
L'Air Liquide ........................        236    39,075
Pinault-Printemps-Redoute S.A ........        100    83,691
Societe Generale De Paris ............        308    64,035
Societe Technip ......................        400    48,892
                                                   --------
                                                    336,089
GERMANY - 0.7%
Altana AG ............................        300    22,853
Bank of Berlin .......................      2,000    41,883
Bayer AG .............................      2,000   103,156
Ckag Colonia Konzern AG ..............        300    37,146
Deutsche Bank AG .....................        500    42,340
M.A.N. AG ............................        200    77,782
Siemens AG ...........................        400    24,332
Veba AG ..............................        600    40,886
                                                   --------
                                                    390,378
HONG KONG - 0.2%
Cheung Kong Holdings .................      5,000    24,585
Hong Kong Electric Holdings, Ltd. ....      9,000    27,876
Hutchinson Whampoa, Ltd. .............     14,000    73,898
                                                   --------
                                                    126,359
ITALY - 0.2%
Banco Commerciale Italiane ...........     13,000    77,742
Telecom Italia S.p.a .................      5,555    40,892
                                                   --------
                                                    118,634
JAPAN - 0.7%
Bridgestone Corporation ..............      3,000    70,901
Canon, Inc. ..........................      1,000    22,697
Dai Nippon Printing, Ltd. ............      2,000    31,920
Kao Corporation ......................      4,000    61,678
Kuraray Company, Ltd. ................      3,000    25,485
Marui Company, Ltd. ..................      2,000    29,830
Mitsubishi Electric Corporation ......      4,000     9,194
Mitsubishi Heavy Industries, Ltd. ....      4,000    15,103
Ricoh Corporation, Ltd. ..............      4,000    42,108
Sharp Corporation ....................      2,000    16,198
Takeda Chemical Industries ...........      2,000    53,176
                                                   --------
                                                    378,290

-------------------------------------------------------------------------------

                           54 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                                            PRINCIPAL
                                                            AMOUNT OR
                                                              NUMBER     MARKET
FOREIGN STOCKS (CONTINUED)                                  OF SHARES     VALUE
----------------------------------------------------------------------------------
MALAYSIA - 0.0%
Malayan Cement Berhad ................................        12,500   $     4,069
Sime Darby Berhad ....................................         8,000         5,517
                                                                       -----------
                                                                             9,586
NETHERLANDS - 0.3%
CSM NV ...............................................           600        28,817
Ing Groep NV .........................................         1,500        98,219
Oce NV ...............................................         1,200        51,086
                                                                       -----------
                                                                           178,122
NEW ZEALAND - 0.1%
Lion Nathan, Ltd. ....................................        10,000        22,217

SINGAPORE - 0.0%
Cycle & Carriage, Ltd. ...............................         3,000         7,316

SOUTH AFRICA - 0.1%
Anglo American Platinum ..............................         2,000        21,901

SWEDEN - 0.1%
Astra AB -B ..........................................         3,200        63,800

SWITZERLAND - 0.7%
ABB AG-Bearer ........................................            20        29,536
Nestle S.A ...........................................            20        42,800
Novartis AG ..........................................            26        43,264
Sig Schweizland ......................................           120        97,705
UBS-Bearer (Union Bank of
   Switzerland) ......................................           400       148,733
                                                                       -----------
                                                                           362,038
UNITED KINGDOM - 0.9%
Abbey National PLC ...................................         3,600        64,150
BAA PLC ..............................................         2,300        24,887
Barclays PLC .........................................         3,000        86,645
Blue Circle Industries PLC ...........................         3,845        21,620
GKN PLC ..............................................         4,000        50,656
HSBC Holdings PLC ....................................         3,000        76,134
Lonrho PLC ...........................................         5,500        25,878
Lonrho Africa PLC* ...................................         3,700         4,537
Tesco PLC ............................................        10,000        97,524
                                                                       -----------
                                                                           452,031
                                                                       -----------
   Total foreign stocks - 4.9% .....................................     2,649,499

TEMPORARY CASH INVESTMENTS
--------------------------

MONEY MARKET FUNDS - 1.9%
Vista Treasury International Money
   Market Fund .......................................   $   991,815       991,815
                                                                       -----------

   Total investments - 99.5% .......................................    53,490,527
   Cash and other assets, less liabilities - 0.5% ..................       244,855
                                                                       -----------
   Total net assets - 100.0% .......................................   $53,735,382
                                                                       ===========

----------------------------------------------------------------------------------


SERIES O (EQUITY INCOME)

                                                               NUMBER       MARKET
COMMON STOCKS                                                 OF SHARES     VALUE
------------------------------------------------------------------------------------
ALUMINUM - 0.5%
Reynolds Metals Company ................................        15,600   $   872,625

AMERICAN GOLD - 0.5%
Newmont Mining Corporation .............................        38,800       916,650

AUTO PARTS & EQUIPMENT - 1.4%
Genuine Parts Company ..................................        42,100     1,455,081
TRW, Inc. ..............................................        23,000     1,256,375
                                                                         -----------
                                                                           2,711,456
AUTOMOBILES - 0.8%
General Motors Corporation .............................        23,800     1,590,137

BANKS - MAJOR REGIONAL - 8.2%
Banc One Corporation ...................................        29,567     1,650,208
BankBoston Corporation .................................        19,400     1,079,125
Bankers Trust Corporation ..............................        11,700     1,357,932
First Union Corporation ................................        23,280     1,356,060
Fleet Financial Group, Inc. ............................        17,300     1,444,550
Mellon Bank Corporation ................................        49,400     3,439,475
Mercantile Bankshares Corporation ......................        18,100       630,106
J.P. Morgan & Company, Inc. ............................        18,000     2,108,250
National City Corporation ..............................        14,200     1,008,200
PNC Bank Corporation ...................................        14,500       780,281
Wells Fargo & Company ..................................         3,300     1,217,700
                                                                         -----------
                                                                          16,071,887
BANKS - MONEY CENTER - 0.8%
Chase Manhattan Corporation ............................        20,816     1,571,608

BEVERAGES - ALCOHOLIC - 1.7%
Anheuser-Busch Companies, Inc. .........................        42,700     2,014,906
Brown-Forman Corporation (Cl. B) .......................        19,000     1,220,750
                                                                         -----------
                                                                           3,235,656
BIOTECHNOLOGY - 0.3%
Amgen, Inc.* ...........................................         8,800       575,300

BUILDING MATERIALS - 0.4%
Armstrong World Industries, Inc. .......................        12,400       835,450

CHEMICALS - BASIC - 3.5%
Dow Chemical Company ...................................        26,600     2,571,888
(E.I.) du Pont de Nemours & Company.....................        25,600     1,910,400
Great Lakes Chemical Company ...........................        31,300     1,234,394
Olin Corporation .......................................        27,800     1,158,912
                                                                         -----------
                                                                           6,875,594
CHEMICALS - DIVERSIFIED - 0.9%
Hercules, Inc. .........................................        36,800     1,513,400
Octel Corporation* .....................................         7,825       155,522
                                                                         -----------
                                                                           1,668,922

-------------------------------------------------------------------------------------


                           55 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES O (EQUITY INCOME) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES         VALUE
-------------------------------------------------------------------------------
CHEMICALS - SPECIALTY - 2.9%
Eastman Chemical Company .....................        7,100      $   441,975
Imperial Chemical Industries
   PLC ADR ...................................       14,600          941,700
Lubrizol Corporation .........................       17,700          535,425
Minnesota Mining & Manufacturing
   Company ...................................       19,700        1,619,094
Nalco Chemical Company .......................       27,300          958,912
Witco Corporation ............................       37,300        1,091,025
                                                                 -----------
 ..............................................                     5,588,131
COMPUTER HARDWARE - 0.4%
Hewlett-Packard Company ......................       14,100          844,237

CONTAINERS & PACKAGING - 0.7%
Union Camp Corporation .......................       27,700        1,374,612

ELECTRIC COMPANIES - 7.0%
Baltimore Gas & Electric Company .............       18,400          571,550
Central & Southwest Corporation ..............       18,200          489,125
DQE, Inc. ....................................       24,600          885,600
Dominion Resources, Inc. .....................       24,400          994,300
Duke Energy Corporation ......................       29,500        1,747,875
Entergy Corporation ..........................       23,200          667,000
FirstEnergy Corporation ......................       44,757        1,376,278
GPU, Inc. ....................................       16,900          639,031
Houston Industries, Inc. .....................       38,900        1,201,037
Peco Energy Corporation ......................       34,500        1,006,969
Pacificorp ...................................       33,800          764,725
Southern Company .............................       51,000        1,412,062
Teco Energy, Inc. ............................       23,600          632,775
Unicom Corporation ...........................       41,000        1,437,563
                                                                 -----------
 ..............................................                    13,825,890
ELECTRICAL EQUIPMENT - 2.6%
Amp, Inc. ....................................       36,100        1,240,938
Cooper Industries, Inc. ......................       17,888          982,722
General Electric Company .....................       22,100        2,011,100
Hubbell, Inc. (Cl. B) ........................       18,400          765,900
                                                                 -----------
 ..............................................                     5,000,660
FINANCIAL - DIVERSE - 3.7%
American General Corporation .................       25,700        1,829,519
Fannie Mae ...................................       28,900        1,755,675
H & R Block, Inc. ............................       28,900        1,217,413
Transamerica Corporation .....................        9,900        1,139,737
Travelers Group, Inc. ........................       22,600        1,370,125
                                                                 -----------
 ..............................................                     7,312,469
FOODS - 3.8%
General Mills, Inc. ..........................       29,200        1,996,550
Heinz (H.J.) Company .........................       22,350        1,254,394
Kellogg Company ..............................       20,500          770,031
McCormick & Company, Inc.
   (Non-Voting) ..............................       44,200        1,578,769
Quaker Oats Company ..........................       26,600        1,461,338
Sara Lee Corporation .........................        7,000          391,562
                                                                 -----------
                                                                   7,452,644

--------------------------------------------------------------------------------


                                                     NUMBER          MARKET
COMMON STOCKS(CONTINUED)                            OF SHARES        VALUE
-------------------------------------------------------------------------------
HEALTH CARE - DIVERSE - 2.4%
Abbott Laboratories ..........................       29,200       $1,193,550
American Home Products Corporation ...........       56,400        2,918,700
Johnson & Johnson ............................        8,000          590,000
                                                                  ----------
                                                                   4,702,250
HEALTH CARE - PHARMACEUTICALS - 1.2%
Pharmacia & Upjohn, Inc. .....................       51,795        2,389,044

HOMEBUILDING - 0.7%
PPG Industries, Inc. .........................       20,700        1,439,944

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.7%
Whirlpool Corporation ........................       20,800        1,430,000

HOUSEHOLD PRODUCTS - 1.2%
Kimberly-Clark Corporation ...................       32,600        1,495,525
Tupperware Corporation .......................       27,900          784,688
                                                                  ----------
                                                                   2,280,213
INSURANCE - BROKERS - 0.3%
Hilb, Rogal & Hamilton Company ...............          700           10,937
Willis Corroon Group PLC ADR .................       49,500          621,844
                                                                  ----------
                                                                     632,781
INSURANCE - MULTILINE - 0.5%
Lincoln National Corporation .................       11,200        1,023,400

INSURANCE - PROPERTY - 2.7%
Exel Limited .................................       16,200        1,260,562
Safeco Corporation ...........................       36,800        1,672,100
St. Paul Companies, Inc. .....................       55,304        2,326,225
                                                                  ----------
                                                                   5,258,887
IRON & STEEL - 0.3%
USX - U.S. Steel Group, Inc. .................       19,300          636,900

LODGING - HOTELS - 0.4%
Hilton Hotels Corporation ....................       26,400          752,400

MACHINERY - DIVERSE - 0.3%
GATX Corporation .............................       15,200          666,900
MANUFACTURING - SPECIALIZED - 0.5%

Pall Corporation .............................       50,900        1,043,450
MANUFACTURING - DIVERSIFIED - 0.5%

AlliedSignal, Inc. ...........................       24,000        1,065,000
MEDICAL PRODUCTS & SUPPLIES - 1.8%
Bausch & Lomb, Inc. ..........................       20,300        1,017,538
Baxter International, Inc. ...................       12,000          645,750
United States Surgical Corporation ...........       42,400        1,934,500
                                                                  ----------
                                                                   3,597,788
METALS & MINING - 0.2%
Inco, Ltd. ...................................       32,000          436,000


MISCELLANEOUS - 0.4%
Phelps Dodge Corporation .....................       14,300          817,781

--------------------------------------------------------------------------------

                           56 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES O (EQUITY INCOME)(CONTINUED)

                                                          NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES     VALUE
--------------------------------------------------------------------------------
OIL - DOMESTIC - 1.6%
Atlantic-Richfield Company .........................        32,900   $ 2,570,313
Unocal Corporation .................................        16,200       579,150
                                                                     -----------
                                                                       3,149,463
OIL - INTERNATIONAL - 8.5%
Amoco Corporation ..................................        63,200     2,630,700
British Petroleum PLC ADR ..........................        14,100     1,244,325
Chevron Corporation ................................        29,400     2,442,038
Exxon Corporation ..................................        39,800     2,838,238
Mobil Corporation ..................................        25,900     1,984,587
Occidental Petroleum Corporation ...................        41,300     1,115,100
Royal Dutch Petroleum
   Company NY Shares ...............................        24,300     1,331,944
Texaco, Inc. .......................................        36,400     2,172,625
USX Marathon Group .................................        26,600       912,712
                                                                     -----------
                                                                      16,672,269
OIL & GAS - EXPLORATION & PRODUCTION - 1.2%
Amerada Hess Corporation ...........................        27,300     1,482,731
Phillips Petroleum Company .........................        16,600       799,913
                                                                     -----------
                                                                       2,282,644
PAPER & FOREST PRODUCTS - 1.3%
Consolidated Papers, Inc. ..........................        33,800       921,050
Georgia-Pacific Corporation
   (GP Group) ......................................         9,700       571,694
Georgia-Pacific Corporation
   (Timber Group) ..................................         7,200       165,600
International Paper Company ........................        22,100       950,300
                                                                     -----------
                                                                       2,608,644
PERSONAL CARE - 0.9%
International Flavors & Fragrances, Inc. ...........        42,600     1,850,437

PHOTOGRAPHY/IMAGING - 1.0%
Eastman Kodak Company ..............................        26,600     1,943,462

PUBLISHING - 3.2%
R.R. Donnelley & Sons Company ......................        32,500     1,486,875
Dow Jones & Company, Inc. ..........................        22,100     1,232,075
Dun & Bradstreet Corporation .......................        31,500     1,137,938
Knight-Ridder, Inc. ................................        29,000     1,596,813
Readers Digest Association, Inc. (Cl. A) ...........        31,500       854,437
                                                                     -----------
                                                                       6,308,138
RAILROADS - 2.6%
Burlington Northern Santa Fe
   Corporation .....................................        10,300     1,011,331
Norfolk Southern Corporation .......................        74,200     2,212,088
Union Pacific Corporation ..........................        43,800     1,932,675
                                                                     -----------
                                                                       5,156,094
REAL ESTATE - 0.2%
Rouse Company ......................................        10,800       339,525

--------------------------------------------------------------------------------


                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                  NUMBER      MARKET
COMMON STOCKS(CONTINUED)                                        OF SHARES     VALUE
---------------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 1.3%
May Department Stores Company ...........................         14,400   $    943,200
J.C. Penney Company, Inc. ...............................         21,200      1,533,025
                                                                           ------------
                                                                              2,476,225
TELECOMMUNICATIONS - LONG DISTANCE - 0.9%
AT&T Corporation ........................................         32,400      1,850,850

TELECOMMUNICATIONS - 6.6%
Alltel Corporation ......................................         59,000      2,743,500
BCE, Inc. ...............................................         27,100      1,156,831
Bell Atlantic Corporation ...............................         36,000      1,642,500
Bellsouth Corporation ...................................         19,300      1,295,512
Frontier Corporation ....................................         30,400        957,600
GTE Corporation .........................................         36,100      2,008,063
SBC Communications, Inc. ................................         52,638      2,105,520
Southern New England
   Telecommunications ...................................         16,800      1,100,400
                                                                           ------------
                                                                             13,009,926
TELEPHONE - 0.5%
US WEST, Inc. ...........................................         19,300        907,100

TEXTILES - APPAREL - 0.1%
Unifi, Inc. .............................................          4,700        160,975

TOBACCO - 3.0%
Fortune Brands, Inc. ....................................         33,000      1,268,437
Philip Morris Companies, Inc. ...........................         58,100      2,287,688
RJR Nabisco Holdings Corporation ........................         38,100        904,875
UST, Inc. ...............................................         54,300      1,466,100
                                                                           ------------
                                                                              5,927,100
TRANSPORTATION - MISCELLANEOUS (BUS/TRUCKING) - 0.2%
Alexander & Baldwin, Inc. ...............................         12,600        366,975

WASTE MANAGEMENT - 1.4%
Browning-Ferris Industries ..............................         34,200      1,188,450
Waste Management, Inc. ..................................         42,100      1,473,500
                                                                           ------------
                                                                              2,661,950
                                                                           ------------
   Total common stocks - 88.7% .........................................    174,168,443

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
U.S. GOVERNMENT SECURITIES - 0.9%
U.S. Treasury Bonds, 6.00% - 2026 .......................   $    400,000        416,312
U.S. Treasury Notes,
   5.875% - 1999 ........................................   $    100,000        100,454
   6.25% - 2000 .........................................   $    100,000        101,285
   6.50% - 2001 .........................................   $    400,000        410,076
   5.75% - 2003 .........................................   $    400,000        404,124
   5.625% - 2006 ........................................   $    200,000        200,660
   7.00% - 2006 .........................................   $    100,000        109,168
                                                                           ------------

Total U.S. government & government
   agency securities - 0.9% ............................. ..............      1,742,079

---------------------------------------------------------------------------------------

                           57 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES O (EQUITY INCOME)(CONTINUED)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                            NUMBER        MARKET
REAL ESTATE INVESTMENT TRUSTS                             OF SHARES       VALUE
-----------------------------------------------------------------------------------
REAL ESTATE - 2.9%
Crescent Real Estate
   Equities Company ..............................          31,100    $   1,045,737
Security Capital Pacific Trust ...................          18,900          425,250
Simon DeBartolo Group, Inc. ......................          49,436        1,606,670
Starwood Hotels & Resorts ........................          44,749        2,161,936
Weingarten Realty Investors ......................          11,500          480,844
                                                                      -------------
   Total real estate investment trusts - 2.9% ....................        5,720,437

FOREIGN STOCKS
--------------

UNITED KINGDOM - 1.0%
Lonrho PLC .......................................          36,300          170,798
Lonrho Africa PLC* ...............................          24,200           29,678
Smith & Nephew PLC ...............................         215,100          537,444
Tomkins PLC ......................................         235,400        1,284,341
                                                                      -------------
   Total foreign stocks - 1.0% ...................................        2,022,261

TEMPORARY CASH INVESTMENTS
--------------------------

MONEY MARKET FUNDS - 0.6%
Vista Treasury Institutional
   Money Market Fund - 0.6% ......................      $1,198,568        1,198,568


COMMERCIAL PAPER
----------------

BEVERAGES - 0.4%
Coca-Cola Company,
   5.50% - 7-8-98 ................................      $  700,000          699,252

FINANCIAL SERVICES - 5.8%
Associates Financial Services,
   5.52% - 7-28-98 ...............................      $4,000,000        3,983,320
IBM Credit Corporation,
   5.50% - 7-8-98 ................................      $7,500,000        7,491,979
                                                                      -------------
                                                                         11,475,299
                                                                      -------------
   Total commercial paper - 6.2% .................................       12,174,551
                                                                      -------------
   Total investments - 100.3% ....................................      197,026,339
   Liabilities, less cash
      and other assets - (0.3%) ..................................         (602,436)
                                                                      -------------
   Total net assets - 100.0% .....................................    $ 196,423,903
                                                                      =============

-----------------------------------------------------------------------------------




SERIES P (HIGH YIELD)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                            NUMBER        MARKET
CORPORATE BONDS                                           OF SHARES       VALUE
-----------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.6%
Burke Industries, Inc.,
   10.0% - 2007 ..................................      $  125,000    $     126,562
Sequa Industries, Inc.,
   9.375% - 2003 .................................      $   50,000           52,063
                                                                      -------------
                                                                            178,625
AUTOMOTIVE - 3.1%
Breed Technologies, Inc.,
   9.25% - 2008 ..................................      $  175,000          172,813
Federal-Mogul Corporation,
   7.875% - 2010 .................................      $  175,000          175,437
                                                                      -------------
                                                                            348,250
BANKING - 2.8%
Bay View Capital Corporation,
   9.125% - 2007 .................................      $  100,000          102,750
FCB/NC Capital Trust, Inc.,
   8.05% - 2028 ..................................      $  150,000          155,625
Homeside, Inc., 11.25% - 2003 ....................      $   50,000           59,250
                                                                      -------------
                                                                            317,625
BEVERAGES - 0.5%
Delta Beverage Group,
   9.75% - 2003 ..................................      $   50,000           52,375

BROKERAGE - 0.8%
SI Financing, Inc., 9.50% - 2026(1) ..............           3,500           94,281

BUILDING MATERIALS - 2.4%
International Comfort Products,
   8.625% - 2008 .................................      $  200,000          199,000
Knoll, Inc., 10.875% - 2006 ......................      $   63,000           71,662
                                                                      -------------
                                                                            270,662
CHEMICALS - 0.5%
Envirodyne Industries, Inc.,
   12.00% - 2000 .................................      $   50,000           53,125

CONSUMER CYCLICAL - OTHER - 1.8%
American ECO Corporation,
   9.625% - 2008 .................................      $  200,000          201,000

CONSUMER PRODUCTS - 4.0%
AMF Bowling Worldwide, Inc.,
   10.875% - 2006 ................................      $   50,000           54,375
Chattem, Inc., 8.875% - 2008 .....................      $  175,000          174,125
Revlon Consumer Products,
   8.125% - 2006 .................................      $  150,000          149,062
Shop Vac Corporation,
   10.625% - 2003 ................................      $   50,000           54,750
                                                                      -------------
                                                                            432,312
CONSTRUCTION MACHINERY - 2.7%
AGCO Corporation, 8.50% - 2006 ...................      $  100,000          102,875
Columbus McKinnon Corporation,
   8.50% - 2008 ..................................      $  175,000          172,375
Titan Wheel International, Inc.,
   8.75% - 2007 ..................................      $   25,000           25,812
                                                                      -------------
                                                                            301,062

-----------------------------------------------------------------------------------

                           58 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES P (HIGH YIELD)(CONTINUED)

                                           PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                  AMOUNT       VALUE
--------------------------------------------------------------------------------
ELECTRIC - 1.9%
AES Corporation, 10.25% - 2006 ..........   $100,000   $  108,750
Cal Energy Company, Inc.,
   9.50% - 2006 .........................    100,000      108,125
                                                       ----------
                                                          216,875
ENERGY - INDEPENDENT - 2.1%
COHO Energy, Inc., 8.875% - 2007 ........    100,000       95,000
Seagull Energy Corporation,
   8.625% - 2005 ........................     50,000       51,313
Southwest Royalties, Inc.,
   10.50% - 2004 ........................    100,000       83,000
                                                       ----------
                                                          229,313
ENERGY - OTHER - 2.0%
AEI Holding Company, 10.0% - 2007 .......    100,000       98,750
P&L Coal Holdings Corporation,
   8.875% - 2008 ........................    125,000      128,594
                                                       ----------
                                                          227,344
ENTERTAINMENT - 1.7%
Premier Parks, 9.75% - 2007 .............    175,000      190,313

FINANCE - OTHER - 1.5%
B.F. Saul REIT, 9.75% - 2008 ............    175,000      172,812

FINANCIAL COMPANIES - 0.5%
Dollar Financial Group, Inc.,
   10.875% - 2006 .......................     50,000       53,875

FOOD - 3.4%
Carrols Corporation, 11.50% - 2003 ......    100,000      104,875
Chiquita Brands International, Inc.,
   10.25% - 2006 ........................     25,000       27,125
Nash Finch Company, 8.50% - 2008 ........    150,000      148,875
Pilgrims Pride Corporation,
   10.875% - 2003 .......................    100,000      104,125
                                                       ----------
                                                          385,000
GAMING - 7.5%
Boyd Gaming Corporation,
   9.50% - 2007 .........................    100,000      103,000
Empress Entertainment,
   8.125% - 2006 ........................    200,000      200,500
Hard Rock Hotel, Inc., 9.25% - 2005 .....    100,000      102,000
MGM Grand, Inc., 6.95% - 2005 ...........    125,000      124,219
Mirage Resorts, Inc., 6.625% - 2005 .....    150,000      148,875
Rio Hotel & Casino, Inc.,
   9.50% - 2007 .........................    150,000      158,250
                                                       ----------
                                                          836,844

--------------------------------------------------------------------------------



                                           PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                  AMOUNT       VALUE
--------------------------------------------------------------------------------
HEALTHCARE 4.4%
Multicare Companies, Inc.,
    9.0% - 2007 .........................   $150,000   $  147,375
Packard Bioscience Company,
   9.375% - 2007 ........................     75,000       73,125
Prime Medical Services,
   8.75% - 2008 .........................    100,000       97,875
Tenet Healthcare Corporation,
   8.125% - 2008 ........................    175,000      175,875
                                                       ----------
                                                          494,250
HOME CONSTRUCTION - 2.0%
Hovnanian Enterprise, 9.75% - 2005 ......    100,000       99,000
Toll Corporation, 7.75% - 2007 ..........    125,000      123,125
                                                       ----------
                                                          222,125
INDUSTRIAL SERVICES - 0.5%
Iron Mountain, Inc.,
   10.125% - 2006 .......................     50,000       54,125

MEDIA - CABLE - 9.4%
Adelphia Communications,
   8.375% - 2008 ........................    100,000      100,500
Century Communications,
   8.375% - 2007 ........................     75,000       77,250
Century Communications,
   9.50% -2005 ..........................    125,000      135,313
CF Cable TV, Inc., 11.625% - 2005 .......    100,000      113,500
Comcast Corporation,
   9.125% - 2006 ........................     50,000       53,625
CSC Holdings, Inc., 7.875% -2018 ........     25,000       26,437
Diamond Holdings, 9.125% - 2008 .........    150,000      156,000
Jones Intercable, Inc.,
   7.625% -2008 .........................    100,000      101,500
Lenfest Communications,
   10.50% - 2006 ........................    175,000      203,875
Rogers Cablesystems, 9.625% - 2002 ......     50,000       53,375
Rogers Communications, Inc.,
   9.125% - 2006 ........................     30,000       30,375
                                                       ----------
                                                        1,051,750
MEDIA - NONCABLE - 5.2%
Allbritton Communications,
   9.75% - 2007 .........................    100,000      110,000
Big Flower Press Holdings, Inc.,
   8.875% - 2007 ........................    125,000      127,187
Golden Books Publishing,
   7.65% - 2002 .........................     50,000       39,000
Heritage Media Corporation,
   8.75% - 2006 .........................     50,000       53,375
Hollinger International Publishing,
   8.625% - 2005 ........................     50,000       52,125

--------------------------------------------------------------------------------

                           59 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES P (HIGH YIELD)(CONTINUED)

                                                         PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                AMOUNT        VALUE
----------------------------------------------------------------------------------
MEDIA - NONCABlE (CONTINUED)
K-III Communications Corporation,
   10.25% - 2004 ....................................   $   20,000     $   21,525
Valassis Communications,
   9.55% - 2003 .....................................       40,000         44,800
Viacom, Inc., 8.0% - 2006 ...........................      125,000        128,750
                                                                       ----------
                                                                          576,762
METALS - 3.8%
AK Steel Corporation, 9.125% - 2006..................       50,000         52,250
Ameristeel Corporation,
   8.75% - 2008 .....................................      100,000        100,000
Simcala, Inc., 9.625% - 2006 ........................      100,000         99,000
Wheeling Pittsburgh Corporation,
   9.25% - 2007 .....................................      100,000        102,500
WHX Corporation, 10.50% - 2005 ......................       75,000         76,313
                                                                       ----------
                                                                          430,063
PACKAGING & CONTAINERS - 4.2%
Huntsman Packaging Corporation,
   9.125 - 2007 .....................................      125,000        124,375
Indesco International, Inc.,
   9.75% - 2008 .....................................      175,000        172,375
Packaged Ice, Inc., 9.75% - 2005 ....................      125,000        126,250
Plastic Containers, Inc.,
   10.00% - 2006 ....................................       50,000         53,750
                                                                       ----------
                                                                          476,750
REFINING - 2.1%
Crown Central Petroleum,
   10.875% - 2005 ...................................      125,000        132,500
Giant Industries, Inc., 9.0% - 2007 .................      100,000        102,250
                                                                       ----------
                                                                          234,750
RETAILERS - 2.1%
Cole National Group, 9.875% - 2006 ..................       25,000         27,000
Specialty Retailers, Inc., 8.50% - 2005 .............      150,000        154,500
Zale's Corporation, 8.50% - 2007 ....................       50,000         51,125
                                                                       ----------
                                                                          232,625
TELECOMMUNICATIONS - 9.7%
Centennial Cellular, 8.875% - 2001 ..................      100,000        104,000
Comcast Cellular Holdings, Inc.,
   9.50% - 2007 .....................................      150,000        156,562
Intermedia Communications,
   8.50% - 2008 .....................................      125,000        125,000
Mastec, Inc., 7.75% - 2008 ..........................      125,000        119,375
Mcleodusa, Inc., 8.375% - 2008 ......................      175,000        175,438
MJD Communications, Inc.,
   9.50% - 2008 .....................................      175,000        179,156
RCN Corporation, 10.0% - 2007 .......................      100,000        102,750
Satelites Mexicanos, Inc.,
   10.125% - 2004 ...................................      125,000        122,187
                                                                       ----------
                                                                        1,084,468

--------------------------------------------------------------------------------





                                                          PRINCIPAL
                                                          AMOUNT OR
                                                            NUMBER        MARKET
CORPORATE BONDS (CONTINUED)                               OF SHARES       VALUE
----------------------------------------------------------------------------------
TEXTILES - 1.8%
Delta Mills, Inc., 9.625% - 2007 ......................  $   100,000   $    98,375
Westpoint Stevens, 7.875% - 2008 ......................  $   100,000        99,750
                                                                       -----------
                                                                           198,125
TOBACCO - 0.5%
Dimon, Inc., 8.875% - 2006 ............................  $    25,000        25,594
Standard Commercial Tobacco
   Corporation, 8.875% - 2005 .........................  $    25,000        25,000
                                                                       -----------
                                                                            50,594
TRANSPORTATION - OTHER - 1.5%
Allied Holdings, Inc., 8.625% - 2007 ..................  $   100,000       102,250
Teekay Shipping Corporation,
   8.32% - 2008 .......................................  $    65,000        67,113
                                                                       -----------
                                                                           169,363
                                                                       -----------
   Total corporate bonds - 88.0% ...................................     9,837,443

PREFERRED STOCKS
----------------

BANKS & CREDIT - 1.6%
California Federal Bank, 9.125% .......................        6,500       177,125

MEDIA - CABLE - 1.9%
CSC Holdings, Inc., 11.125% ...........................          827        93,702
Time Warner, Inc. .....................................          108       120,150
                                                                       -----------
                                                                           213,852
MEDIA - NONCABLE - 0.7%
Primedia, Inc., 10.0% - 2008 ..........................          800        84,400
                                                                       -----------
   Total preferred stocks - 4.2% ...................................       475,377
                                                                       -----------
   Total investments- 92.2% ........................................    10,312,820
   Cash and other assets, less liabilities - 7.8% ..................       870,489
                                                                       -----------
   Total net assets - 100.0% .......................................   $11,183,309
                                                                       ===========

SERIES S(SOCIAL AWARENESS)

COMMON STOCKS
--------------

AUTO PARTS & EQUIPMENT - 0.8%
Snap-On Tools .........................................       25,500       924,375

BANKS - MAJOR REGIONAL - 4.8%
Banc One Corporation ..................................       22,600     1,264,711
Bank of New York Company, Inc. ........................       24,600     1,492,913
First Chicago NBD Corporation .........................       11,000       974,875
Northern Trust Corporation ............................       22,200     1,692,750
                                                                       -----------
                                                                         5,425,249

------------------------------------------------------------------------------------

                           60 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)


SERIES S (SOCIAL AWARENESS)(CONTINUED)


                                                      NUMBER        MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES      VALUE
--------------------------------------------------------------------------------
BANKS - MONEY CENTER - 1.6%
Chase Manhattan Corporation ...................        23,600    $1,781,800

BEVERAGES - SOFT DRINK - 4.7%
Coca-Cola Company .............................        40,200     3,437,100
PepsiCo, Inc. .................................        31,900     1,313,881
Whitman Corporation ...........................        22,000       504,625
                                                                 ----------
                                                                  5,255,606
BROADCAST MEDIA - 2.9%
Comcast Corporation (Cl. A) ...................        20,600       836,231
Tele-Communications, Inc.* ....................        22,700       872,531
Viacom, Inc. (Cl. B)* .........................        26,900     1,566,925
                                                                 ----------
                                                                  3,275,687
CHEMICALS - BASIC - 0.8%
Praxair, Inc. .................................        18,800       880,075

CHEMICALS - SPECIALTY - 0.7%
Fuller (H.B.) Company .........................         7,600       421,325
Nalco Chemical Company ........................        10,300       361,788
                                                                 ----------
                                                                    783,113

COMMUNICATION EQUIPMENT - 1.0%
ADC Telecommunications, Inc.* .................        11,800       431,069
Tellabs, Inc.* ................................        10,100       723,412
                                                                 ----------
                                                                  1,154,481
COMPUTER HARDWARE - 3.6%
Compaq Computer Corporation ...................        17,000       482,375
Hewlett-Packard Company .......................        17,600     1,053,800
International Business Machines
   Corporation ................................        22,200     2,548,837
                                                                 ----------
                                                                  4,085,012

COMPUTER SOFTWARE/SERVICES - 5.5%
Affiliated Computer Services, Inc. - A* .......        25,900       997,150
American Management Systems, Inc.* ............        37,900     1,134,631
Microsoft Corporation* ........................        37,200     4,031,550
                                                                 ----------
                                                                  6,163,331
COMPUTERS - NETWORKING - 1.8%
Cisco Systems, Inc.* ..........................        22,350     2,057,597

CONTAINERS & PACKAGING - 0.2%
Crown Cork & Seal Company, Inc. ...............         5,500       261,250

DISTRIBUTION - FOOD & HEALTH - 1.1%
Cardinal Health, Inc. .........................        13,800     1,293,750

ELECTRIC COMPANIES - 0.3%
New Century Energies, Inc. ....................         8,300       377,131

ELECTRICAL EQUIPMENT - 0.5%
Hubbell, Inc. (Cl. B) .........................        12,500       520,313

ELECTRONICS - DISTRIBUTION - 0.6%
W.W. Grainger, Inc. ...........................        13,000       647,562

--------------------------------------------------------------------------------




                                                      NUMBER        MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES      VALUE
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 2.8%
Analog Devices, Inc.* .........................        33,000    $  810,563
Intel Corporation .............................        31,200     2,312,700
                                                                 ----------
                                                                  3,123,263
ENTERTAINMENT - 1.1%
Time Warner, Inc. .............................        14,300     1,221,756

FINANCIAL - DIVERSE - 7.7%
American Express Company ......................        13,400     1,527,600
American General Corporation ..................        21,100     1,502,056
Federal Home Loan Mortgage
   Corporation ................................        28,800     1,355,400
Federal National Mortgage Corporation .........        22,000     1,336,500
Finova Group,Inc., ............................        24,400     1,381,650
SunAmerica, Inc. ..............................        27,600     1,585,275
                                                                 ----------
                                                                  8,688,481
FOODS - 1.7%
General Mills, Inc. ...........................        12,500       854,688
Interstate Bakeries ...........................        33,400     1,108,462
                                                                 ----------
                                                                  1,963,150
HEALTH CARE - DIVERSE - 2.0%
Johnson & Johnson .............................        30,332     2,236,985

HEALTH CARE - LONG TERM CARE - 0.6%
HEALTHSOUTH Corporation* ......................        25,000       667,188

HOUSEHOLD FURNISHING & APPLIANCES - 1.2%
Leggett & Platt, Inc. .........................        56,200     1,405,000

HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Company .....................        16,000     1,408,000
Kimberly-Clark Corporation ....................        16,000       734,000
Procter & Gamble Company, The .................        27,400     2,495,113
                                                                 ----------
                                                                  4,637,113
INSURANCE - LIFE/HEALTH - 1.2%
Unum Corporation ..............................        23,800     1,320,900

INSURANCE - MULTI-LINE - 2.0%
American International Group, Inc. ............        15,450     2,255,700

INSURANCE - PROPERTY - 1.2%
Chubb Corporation .............................        17,000     1,366,375

INVESTMENT BANK/BROKERAGE - 0.5%
Edwards (A.G.), Inc. ..........................        11,700       499,444

LEISURE TIME PRODUCTS - 0.9%
Mattel, Inc. ..................................        24,000     1,015,500

MACHINERY - DIVERSE - 0.9%
Deere & Company ...............................        19,200     1,015,200

MANUFACTURING - DIVERSIFIED - 1.0%
Illinois Tool Works, Inc. .....................        17,200     1,147,025

MEDICAL PRODUCTS & SUPPLIES - 0.8%
ATL Ultrasound, Inc.* .........................         9,500       433,437
Guidant Corporation ...........................         7,200       513,450
                                                                 ----------
                                                                    946,887

--------------------------------------------------------------------------------

                           61 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES S (SOCIAL AWARENESS)


                                                              NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES      VALUE
--------------------------------------------------------------------------------------
NATURAL GAS - 0.4%
Consolidated Natural Gas Company ......................         8,000   $    471,000

OIL - INTERNATIONAL - 1.2%
Amoco Corporation .....................................        31,800      1,323,675

OIL & GAS - DRILLING & EQUIPMENT - 0.3%
Ensco International, Inc. .............................         9,600        166,800
Smith International, Inc.* ............................         4,800        167,100
                                                                        ------------
                                                                             333,900
OIL & GAS - EXPLORATION/PRODUCTION - 1.3%
Anadarko Petroleum Corporation ........................        12,000        806,250
Apache Corporation ....................................        22,000        693,000
                                                                        ------------
                                                                           1,499,250
PAPER & FOREST PRODUCTS 0.2%
Mead Corporation ......................................         6,700        212,725

PHARMACEUTICALS - 5.3%
Forest Laboratories, Inc.* ............................        15,600        557,700
Merck & Company, Inc. .................................        21,800      2,915,750
Schering-Plough Corporation ...........................        26,600      2,437,225
                                                                        ------------
                                                                           5,910,675
PHOTOGRAPHY / IMAGING - 0.9%
Xerox Corporation .....................................         9,900      1,006,088

PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ...........................         7,100        579,094

RAILROADS - 0.4%
Norfolk Southern Corporation ..........................        14,300        426,319

RESTAURANTS - 1.8%
McDonald's Corporation ................................        15,200      1,048,800
Starbucks Corporation* ................................        18,500        988,594
                                                                        ------------
                                                                           2,037,394
RETAIL - APPAREL - 0.6%
Talbots, Inc. .........................................        23,500        615,406

RETAIL - DEPARTMENT STORES - 3.0%
Dollar General Corporation ............................        30,468      1,205,390
Kohl's Corporation* ...................................        13,200        684,750
Proffitt's, Inc.* .....................................        38,000      1,534,250
                                                                        ------------
                                                                           3,424,390
RETAIL - DRUG STORES - 1.5%
Rite Aid Corporation ..................................        45,400      1,705,337

RETAIL - FOOD CHAINS - 1.6%
American Stores Company ...............................        30,500        737,719
Kroger Company* .......................................        24,500      1,050,437
                                                                        ------------
                                                                           1,788,156
RETAIL - GENERAL MERCHANDISE - 2.4%
Consolidated Stores Corporation* ......................        17,300        627,125
Dayton Hudson Corporation .............................        42,800      2,075,800
                                                                        ------------
                                                                           2,702,925
--------------------------------------------------------------------------------------


                                                              NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES      VALUE
--------------------------------------------------------------------------------------
SAVINGS & LOAN - 0.6%
Ahmanson (H.F.) & Company .............................         9,000   $    639,000

SERVICES - ADVERTISING/MARKETING - 1.6%
Omnicom Group, Inc. ...................................        35,000      1,745,625

SERVICES - COMMERCIAL & CONSUMER - 0.9%
Service Corporation International .....................        23,800      1,020,425

SERVICES - COMPUTER SYSTEMS - 1.0%
Sungard Data Systems, Inc.* ...........................        28,500      1,093,687

TELECOMMUNICATIONS - 5.9%
Ameritech Corporation .................................        24,000      1,077,000
Bell Atlantic Corporation .............................        10,100      1,569,500
Bellsouth Corporation .................................        22,600      1,517,025
SBC Communications, Inc. ..............................        38,200      1,528,000
WorldCom, Inc.* .......................................        20,500        992,969
                                                                        ------------
                                                                           6,684,494
TELECOMMUNICATIONS - CELLULAR - 1.2%
Sprint Corporation ....................................        19,500      1,374,750

TELECOMMUNICATIONS - LONG DISTANCE - 1.9%
AT&T Corporation ......................................        37,100      2,119,338

TRUCKING - 0.5%
Consolidated Freightways Corporation* .................        20,000        278,750
FDX Corporation* ......................................         4,500        282,375
                                                                        ------------
                                                                             561,125
                                                                        ------------

   Total common stocks - 95.6% ......................................    107,671,077
   Cash and other assets, less liabilities - 4.4% ...................      5,008,722
                                                                        ------------
   Total net assets - 100.0% ........................................   $112,679,799
                                                                        ============


SERIES V (VALUE)

COMMON STOCKS
--------------

AEROSPACE/DEFENSE - 1.6%
Lockheed Martin Corporation ...........................         2,000   $    211,750

AGRICULTURAL PRODUCTS - 2.0%
Agribrands International, Inc.* .......................         2,200         66,550
Archer-Daniels-Midland Company ........................        10,600        205,375
                                                                        ------------
                                                                             271,295

AIRFREIGHT - 3.0%
Air Express International Corporation .................         7,500        200,625
Monaco Coach Corporation* .............................         7,200        210,600
                                                                        ------------
                                                                             411,225

ALUMINUM - 1.1%
Aluminum Company of America ...........................         1,600        105,500
Easco, Inc. ...........................................         4,000         40,250
                                                                        ------------
                                                                             145,750

--------------------------------------------------------------------------------------

                           62 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES V (VALUE)(CONTINUED)

                                                       NUMBER    MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES   VALUE
-----------------------------------------------------------------------------
BUILDING MATERIALS - 0.6%
American Standard Companies, Inc.* .......             1,700    $ 75,969

CHEMICALS - BASIC - 2.2%
Praxair, Inc. ............................             2,000      93,625
Solutia, Inc. ............................             6,900     197,944
                                                                --------
                                                                 291,569
CHEMICALS - DIVERSIFIED - 1.2%
Engelhard Corporation ....................             8,000     162,000

CHEMICALS - SPECIALTY - 3.1%
Buch Boake Allen, Inc.* ..................             5,700     167,081
Material Sciences Corporation* ...........            22,000     255,750
                                                                --------
                                                                 422,831
COMMUNICATION EQUIPMENT - 5.2%
Antec Corporation* .......................            10,000     231,875
Comverse Technology, Inc.* ...............             8,000     415,000
Transcrypt International, Inc.* ..........            17,800      59,986
                                                                --------
                                                                 706,861
COMPUTER HARDWARE - 2.9%
CHS Electronics, Inc.* ...................             5,800     103,675
International Business Machines
   Corporation ...........................             2,500     287,031
                                                                --------
                                                                 390,706
COMPUTER SOFTWARE/SERVICES - 7.1%
American Management Systems, Inc.* .......             5,800     173,637
Computer Sciences Corporation* ...........             4,800     307,200
DST Systems, Inc.* .......................             3,000     168,000
Electronics For Imaging, Inc.* ...........             6,400     135,200
Rational Software Corporation* ...........            12,000     183,000
                                                                --------
                                                                 967,037
CONTAINER - METAL & GLASS - 1.9%
Ball Corporation .........................             6,500     261,219

CONTAINERS & PACKAGING - 1.8%
Bemis Company, Inc. ......................             3,600     147,150
Crown Cork & Seal Company, Inc. ..........             2,000      95,000
                                                                --------
                                                                 242,150
ELECTRICAL EQUIPMENT - 2.1%
Honeywell, Inc. ..........................             2,000     167,125
Hubbell, Inc. (Cl.B) .....................             2,900     120,712
                                                                --------
                                                                 287,837
ELECTRONICS - INSTRUMENTATION - 2.3%
E G & G, Inc. ............................            10,500     315,000

ENTERTAINMENT - 0.7%
Metromedia International Group, Inc.* ....             8,000      95,500

FOODS - 4.3%
Chiquita Brands International, Inc. ......            15,000     210,937
Dean Foods Company .......................             4,000     219,750
Hormel Foods Corporation .................             4,200     145,163
                                                                --------
                                                                 575,850

--------------------------------------------------------------------------------




                                                     NUMBER       MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES     VALUE
-----------------------------------------------------------------------------
GAMING & LOTTERY - 0.7%
Circus Circus Enterprises, Inc.* ...............       5,500    $ 93,156

HEALTH CARE - LONG TERM CARE - 1.7%
Integrated Health Services, Inc. ...............       6,000     225,000

HEALTH CARE - SPECIALIZED SERVICES - 0.9%
Allegiance Corporation .........................       2,300     117,875

HOUSEHOLD FURNISHINGS & APPLIANCES - 2.5%
Meadowcraft, Inc.* .............................       6,500      71,500
O'Sullivan Industries Holdings, Inc.* ..........      19,200     268,800
                                                                --------
                                                                 340,300
HOUSEHOLD PRODUCTS - 1.3%
Kimberly-Clark Corporation .....................       3,900     178,913

INSURANCE - LIFE/HEALTH - 2.5%
Aflac, Inc. ....................................       6,000     181,875
Unum Corporation ...............................       2,800     155,400
                                                                --------
                                                                 337,275
IRON & STEEL - 0.7%
Cleveland-Cliffs, Inc. .........................       1,700      91,163

LEISURE TIME PRODUCTS - 2.9%
Hasbro, Inc. ...................................      10,000     393,125

MANUFACTURING - DIVERSIFIED - 0.8%
AEP Industries, Inc.* ..........................       4,800     103,800

MEDICAL PRODUCTS & SUPPLIES - 3.8%
ATL Ultrasound, Inc.* ..........................       3,000     136,875
Dentsply International, Inc. ...................       5,300     132,500
SonoSight, Inc.* ...............................       1,000       7,312
Sunrise Medical, Inc.* .........................      16,000     240,000
                                                                --------
                                                                 516,687

NATURAL GAS - 2.1%
Equitable Resources, Inc. ......................       9,500     289,750

OFFICE EQUIPMENT & SUPPLIES - 1.1%
Corporate Express, Inc.* .......................      12,000     152,250

OIL & GAS - DRILLING & EQUIPMENT - 1.2%
Tuboscope, Inc.* ...............................       8,000     158,000

OIL & GAS - EXPLORATION & PRODUCTION - 6.3%
Apache Corporation .............................       4,000     126,000
Chieftain International, Inc.* .................       7,600     180,025
Enron Corporation ..............................       3,300     178,406
MCN Energy Group, Inc. .........................       5,500     136,813
YFP Sociedad Anomima ADR .......................       7,500     225,469
                                                                --------
                                                                 846,713

OIL & GAS - INTERNATIONAL - 1.8%
Tesoro Petroleum Corporation* ..................      15,000     238,125

--------------------------------------------------------------------------------

                           63 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES V (VALUE)(CONTINUED)

                                                              NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES     VALUE
-------------------------------------------------------------------------------------
PHARMACEUTICALS - 5.5%
Dura Pharmaceuticals, Inc.* ...........................         8,700     $   194,662
Mylan Laboratories, Inc. ..............................        15,000         450,937
Teva Pharmaceutical Industries,
   Ltd. ADR ...........................................         2,800          98,525
                                                                          -----------
                                                                              744,124
PUBLISHING - NEWSPAPER - 3.1%
E.W. Scripps Company ..................................         4,200         230,213
News Corporation, Ltd. ADR ............................         6,000         192,750
                                                                          -----------
                                                                              422,963
RAILROADS - 2.0%
RailAmerica, Inc.* ....................................        45,000         275,625

RESTAURANTS - 2.3%
Morrison Health Care, Inc. ............................         5,600         103,600
Sonic Corporation* ....................................         9,400         210,325
                                                                          -----------
                                                                              313,925
RETAIL - APPAREL - 1.9%
Talbots, Inc. .........................................        10,000         261,875

RETAIL - DEPARTMENT STORES - 0.6%
Saks Holdings, Inc.* ..................................         3,000          82,875

RETAIL - FOOD CHAINS - 2.0%
American Stores Corporation* ..........................        11,400         275,738

RETAIL - GENERAL MERCHANDISE - 1.3%
Consolidated Stores Corporation* ......................         5,000         181,250

RETAIL - SPECIALTY - 0.8%
Payless ShoeSource, Inc. ..............................         1,500         110,531

SERVICES - COMMERCIAL & CONSUMER - 5.4%
Angelica Corporation ..................................        17,300         363,300
Pinkerton's, Inc.* ....................................        17,400         361,050
                                                                          -----------
                                                                              724,350
                                                                          -----------
   Total common stocks - 98.3% ......................................      13,310,567

   Cash and other assets, less liabilities - 1.7% ...................         228,068
                                                                          -----------
   Total net assets - 100.0% ........................................     $13,538,635
                                                                          ===========

SERIES X (SMALL CAP)

COMMON STOCKS
-------------

AEROSPACE/DEFENSE - 0.8%
Triumph Group, Inc.* ..................................           800     $    33,600

AIRLINES - 1.8%
Midwest Express Holdings, Inc.* .......................         2,000          72,375

BEVERAGES - ALCOHOLIC - 0.8%
Beringer Wine Estates Holdings, Inc. (Cl.B)* ..........           700          30,844

-------------------------------------------------------------------------------------


SERIES X (SMALL CAP)(CONTINUED)

                                                              NUMBER          MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES        VALUE
-------------------------------------------------------------------------------------
BROADCAST MEDIA - 1.7%
Cox Radio, Inc. (Cl. A)* .............................          1,600        $ 69,200

BUILDING MATERIALS - 1.4%
Centex Construction Products, Inc. ...................          1,500          57,750

COMMUNICATION EQUIPMENT - 1.8%
Com21, Inc.* .........................................          2,000          42,500
ICG Communications, Inc.* ............................            900          32,906
                                                                             --------
 ......................................................                         75,406
COMPUTER SOFTWARE/SERVICES - 10.4%
Amdocs Limited* ......................................          1,500          22,688
CBT Group Limited Company
   PLC ADR* ..........................................          1,000          53,500
Dendrite International, Inc.* ........................            900          33,862
Documentum, Inc.* ....................................            400          19,200
Legato Systems, Inc.* ................................          1,200          46,800
Mercury Interactive Corporation* .....................            700          31,237
NOVA Corporation* ....................................          1,400          50,050
Sykes Enterprises, Inc.* .............................            900          18,056
Systems & Computer Technology
   Corporation* ......................................          2,500          67,500
Unigraphics Solutions, Inc.* .........................            700           9,800
Visio Corporation* ...................................          1,500          71,625
                                                                             --------
 ......................................................                        424,318
DISTRIBUTION - FOOD/HEALTH - 1.5%
Hain Food Group, Inc.* ...............................          2,500          64,687

ELECTRONICS - SEMICONDUCTORS - 1.8%
MMC Networks, Inc.* ..................................          1,300          41,438
Sipex Corporation* ...................................            900          19,350
Uniphase Corporation* ................................            200          12,556
                                                                             --------
 ......................................................                         73,344

ENTERTAINMENT - 1.0%
Engineering Animation, Inc.* .........................            700          42,700

FINANCIAL - DIVERSE - 1.8%
ARM Financial Group, Inc. (Cl.A) .....................          1,300          28,762
LandAmerica Financial Group, Inc. ....................            800          45,800
                                                                             --------
 ......................................................                         74,562

FOODS - 2.7%
American Italian Pasta
   Company (Cl.A)* ...................................          3,000         111,750

FOOTWEAR - 0.9%
Maxwell Shoe Company, Inc. (Cl.A)* ...................          1,800          35,775

HEALTH CARE - DIVERSE - 0.6%
Ocular Sciences, Inc.* ...............................            700          22,750

-------------------------------------------------------------------------------------

                           64 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)


SERIES X (SMALL CAP)(CONTINUED)

                                                   NUMBER     MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES   VALUE
--------------------------------------------------------------------------------
HEALTH CARE - LONG TERM CARE - 1.6%
Hanger Orthopedic Group, Inc.* ...............      3,200   $ 65,200

HEALTH CARE - SPECIALIZED SERVICES - 4.1%
Advance Paradigm, Inc.* ......................      1,400     51,450
Medical Manager Corporation* .................      1,000     27,625
Parexel International* .......................      1,200     43,650
Renal Care Group, Inc.* ......................      1,000     44,062
                                                            --------
                                                             166,787

HOSPITAL MANAGEMENT - 0.7%
Province Healthcare Company* .................      1,000     27,688

IRON & STEEL - 0.5%
Oregon Steel Mills, Inc. .....................      1,000     18,625

LEISURE TIME PRODUCTS - 0.4%
Family Golf Centers, Inc.* ...................        600     15,187

LODGING - HOTELS - 1.7%
ResortQuest International, Inc.* .............      4,200     68,513

MANUFACTURING - DIVERSIFIED - 1.2%
MSC Industrial Direct
   Company, Inc., (Cl.A)* ....................      1,700     48,450

OIL & GAS - DRILLING & EQUIPMENT - 0.6%
Camco International, Inc. ....................        300     23,362

PHARMACEUTICALS - 0.7%
Schein Pharmaceutical, Inc.* .................      1,000     26,625

REAL ESTATE INVESTMENT TRUST - 0.5%
Glenborough Realty Trust, Inc. ...............        700     18,463

RESTAURANTS - 0.8%
Au Bon Pain Company, Inc. (Cl.A)* ............      3,000     33,000

RETAIL - APPAREL - 7.1%
American Eagle Outfitters, Inc.* .............        700     26,994
Goody's Family Clothing, Inc.* ...............        400     21,950
K & G Men's Center, Inc.* ....................      1,700     38,463
Pacific Sunwear of California, Inc.* .........      1,800     63,000
Stage Stores, Inc.* ..........................        700     31,675
The Finish Line, Inc. (Cl.A)* ................      2,100     59,063
The Men's Wearhouse, Inc.* ...................      1,500     49,500
                                                            --------
                                                             290,645
RETAIL - BUILDING SUPPLIES - 1.6%
Rental Service Corporation* ..................      1,900     63,888

RETAIL - DEPARTMENT STORES - 1.7%
99 Cents Only Stores* ........................      1,700     70,550

RETAIL - DRUG STORES - 0.5%
Duane Reade, Inc.* ...........................        700     21,000

RETAIL - GENERAL MERCHANDISE - 1.6%
Linens 'N Things, Inc.* ......................      2,200     67,237

--------------------------------------------------------------------------------



                                                  NUMBER      MARKET
COMMON STOCKS(CONTINUED)                         OF SHARES    VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 3.7%
Michaels Stores, Inc.* .......................      1,500   $ 52,922
School Specialty, Inc.* ......................      1,300     21,287
Sunglass Hut International, Inc.* ............      3,200     35,400
United Auto Group, Inc.* .....................      1,900     41,563
                                                            --------
                                                             151,172

SAVINGS & LOANS - 1.0%
Sterling Financial Corporation* ..............      1,800     40,950

SERVICES - ADVERTISING/MARKETING - 8.5%
Acxiom Corporation* ..........................      1,800     44,888
Boron, LePore & Associates, Inc.* ............      2,000     76,000
HA-LO Industries, Inc.* ......................        600     18,675
Lamar Advertising Company* ...................      3,000    107,625
Metris Companies, Inc. .......................      1,600    102,000
                                                            --------
                                                             349,188

SERVICES - COMMERCIAL & CONSUMER - 13.8%
Adminstaff, Inc.* ............................        700     32,288
Bright Horizons, Inc.* .......................      1,000     28,000
First Consulting Group, Inc.* ................        800     21,000
Integrated Electrical Services, Inc.* ........      2,000     40,250
International Telecommunication
   Data Systems, Inc.* .......................      3,300     95,700
Profit Recovery Group International, Inc.*....      2,500     69,844
Rent-Way, Inc.* ..............................      2,900     88,450
Romac International, Inc.* ...................      3,800    115,425
Sylvan Learning Systems, Inc.* ...............      1,200     39,300
Travel Services International, Inc.* .........      1,000     32,875
                                                            --------
                                                             563,132
SERVICES - DATA PROCESSING - 2.6%
Envoy Corporation* ...........................      1,100     52,113
Lason, Inc.* .................................      1,000     54,550
                                                            --------
                                                             106,613

SERVICES - FACILITIES/ENVIRONMENTAL - 0.8%
Metzler Group, Inc.* .........................        900     32,962

TELECOMMUNICATION - LONG DISTANCE - 4.1%
IDT Corporation* .............................      2,100     63,131
Lycos, Inc.* .................................        600     45,225
Saville Systems Ireland PLC-ADR* .............      1,200     60,150
                                                            --------
                                                             168,506

TELEPHONE - 1.0%
Intermedia Communications, Inc.* .............        600     25,162
McLeodUSA, Inc. (Cl.A)* ......................        400     15,550
                                                            --------
                                                              40,712

TEXTILES - APPAREL - 1.4%
Columbia Sportswear* .........................      2,000     38,000
Russell Corporation ..........................        700     21,131
                                                            --------
                                                              59,131

--------------------------------------------------------------------------------

                           65 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES X (SMALL CAP)(CONTINUED)

                                                      NUMBER        MARKET
COMMON STOCKS(CONTINUED)                             OF SHARES      VALUE
--------------------------------------------------------------------------------
WASTE MANAGEMENT - 2.2%
Eastern Environmental Services, Inc.* ...........          600   $   20,400
Superior Services, Inc.* ........................        2,300       69,144
                                                                 ----------
                                                                     89,544
                                                                 ----------
   Total common stocks - 93.4% ..................                 3,816,191
                                                                 ----------
   Cash and other assets, less liabilities - 6.6%                   269,774
                                                                 ----------
   Total net assets - 100.0% ....................                $4,085,965
                                                                 ==========



The identified cost of investments owned at June 30, 1998, was the same for federal income tax and financial statement purposes. *Securities on which no cash dividend was paid during the preceding twelve months.
ADR (American Depository Receipt)
PP (Private Placement)
(1) Trust preferred securities - Securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior rates or debentures. Institutions may defer cash payments for up to 10 pay periods.
(2) Variable rate security which may be reset the first of each month.
(3) Variable rate security which may be reset the first of each quarter.
(4) Principal amount on foreign bond is reflected in local currency
(e.g., Danish krone) while market value is reflected in U.S. dollars.
(5) Step rate security in which rate may change over the life of the bond.
(6) Variable rate security which may be reset the first of each semi-annual payment.
(7) Floating rate security which may be reset the first of each semi-annual payment.



--------------------------------------------------------------------------------
                           66 See accompanying notes.

BALANCE SHEETS
JUNE 30, 1998
(UNAUDITED)



                                                                           SERIES B       SERIES C       SERIES D       SERIES E
                                                          SERIES A         (GROWTH-        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)          INCOME)        MARKET)        EQUITY)        INCOME)
                                                          --------          -------        -------        -------        -------

ASSETS
Investments, at value (identified cost $636,717,801,
$1,090,338,016, $29,863,617, $288,903,879
and $130,839,390 respectively) ....................... $1,105,581,529   $1,141,189,346   $ 29,871,252   $320,809,830  $ 134,876,450
Short-term commercial paper, at market or at
  amortized cost which approximates market
  value (identified cost $0, $1,597,854, $154,553,205,
  $0 and $0, respectively) ...........................             --        1,597,854    154,549,746             --             --
Cash .................................................     39,420,724      125,420,925        117,013      6,286,058        114,879
Receivables:
 Fund shares sold ....................................      1,655,164          908,878        277,273        445,907        125,150
 Securities sold .....................................      7,758,822               --        269,384     16,501,365         60,300
 Interest ............................................        108,345          962,748        349,051         17,642      2,085,928
 Dividends ...........................................        996,489        2,086,598             --        558,824             --
Prepaid expenses .....................................         23,326            2,170          4,815             --          3,900
Foreign taxes recoverable ............................             --               --             --        259,418             --
                                                       --------------   --------------   ------------   ------------  -------------
   Total assets ...................................... $1,155,544,399   $1,272,168,519   $185,438,534   $344,879,044  $ 137,266,607
                                                       ==============   ==============   ============   ============  =============

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ............................... $      778,640   $    1,732,640   $    965,695   $ 16,335,634  $          --
  Fund shares redeemed ...............................      2,851,964        2,591,492             --        595,992        139,436
Forward foreign exchange contracts ...................             --               --             --        528,855             --
Other liabilities:
  Management fees ....................................        732,698          837,075         85,225        286,296         91,436
  Custodian fees .....................................          8,173            7,661          1,068        114,748          3,138
  Transfer and administration fees ...................         44,276           50,517          8,017         13,155          5,720
  Professional fees ..................................         13,807           19,027          3,265         35,632          9,543
  Miscellaneous ......................................         24,854          111,949          3,691         80,926         21,819
                                                       --------------   --------------   ------------   ------------  -------------
   Total liabilities .................................      4,454,412        5,350,361      1,066,961     17,991,238        271,092


Net Assets:
Paid in capital ......................................    661,990,365      862,661,369    181,258,423    277,656,736    141,520,964
Undistributed net investment income ..................      2,560,396       10,753,900      3,108,974      1,431,577      4,194,170
Accumulated undistributed net realized
 gain (loss) on sale of investments
  and foreign currency transactions ..................     17,675,498      342,551,559             --     16,443,946    (12,756,679)
Net unrealized appreciation
 in value of investments, futures and translation
 of assets and liabilities in foreign currency .......    468,863,728       50,851,330          4,176     31,355,547      4,037,060
                                                       --------------   --------------   ------------   ------------  -------------
  Net assets .........................................  1,151,089,987    1,266,818,158    184,371,573    326,887,806    136,995,515
                                                       --------------   --------------   ------------   ------------  -------------
   Total liabilities and net assets .................. $1,155,544,399   $1,272,168,519   $185,438,534   $344,879,044  $ 137,266,607
                                                       ==============   ==============   ============   ============  =============
Capital shares authorized ............................     Indefinite       Indefinite     Indefinite     Indefinite     Indefinite
Capital shares outstanding ...........................     35,680,020       31,866,124     15,083,819     51,298,262     11,471,364

Net asset value per share (net assets
  divided by shares outstanding) .....................         $32.26           $39.75         $12.22          $6.37         $11.94
                                                       ==============   ==============   ============   ============  =============


                             See accompanying notes.

--------------------------------------------------------------------------------
                                       67

JUNE 30, 1998
(UNAUDITED)



                                                                          SERIES K       SERIES M      SERIES N
                                                          SERIES J        (GLOBAL      (SPECIALIZED    (MANAGED       SERIES O
                                                         (EMERGING       AGGRESSIVE        ASSET         ASSET        (EQUITY
                                                          GROWTH)           BOND)       ALLOCATION)   ALLOCATION)     INCOME)
                                                          -------           -----       -----------   -----------     -------

ASSETS
Investments, at value (identified cost $188,063,093,
  $15,225,467, $44,668,750, $44,303,379,
  and $157,958,253, respectively) ..................   $ 228,157,061    $ 14,556,876    $47,469,481   $53,490,527   $184,851,788
Short-term commercial paper, at market or at
 amortized cost which approximates market
 value (identified cost $0, $0, $0, $0
 and $12,174,671, respectively) ....................              --              --             --            --     12,174,551
Cash ...............................................       9,283,804              --            208            --             --
Receivables:
 Fund shares sold ..................................         281,441          14,690         45,846        46,152        359,330
 Securities sold ...................................       1,802,533             303          3,783            --         18,573
 Interest ..........................................          13,224         397,952        160,470       340,707         32,997
 Dividends .........................................          94,879              --         22,123        32,825        394,494
Prepaid expenses ...................................           4,700           1,154            285         2,669          4,047
Foreign taxes recoverable ..........................              --           8,477         25,447         2,560          3,797
                                                       -------------    ------------    -----------   -----------   ------------
  Total assets .....................................   $ 239,637,642    $ 14,979,452    $47,727,643   $53,915,440   $197,839,577
                                                       =============    ============    ===========   ===========   ============
LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased .............................   $   2,347,701    $         --    $        --   $        --   $    899,417
  Fund shares redeemed .............................         213,830           8,023         32,575       122,675        328,007
Other liabilities:
  Management fees ..................................         152,884           9,783         41,117        45,769        169,770
  Custodian fees ...................................           4,577           5,013          1,445         1,542          4,804
  Transfer and administration fees .................           9,462           5,826          7,045         7,253          7,946
  Professional fees ................................             704             501          2,313           630             --
  Miscellaneous ....................................           2,495           7,834          4,263         2,189          5,730
  Cash overdraft ...................................              --          66,061             --            --             --
                                                       -------------    ------------    -----------   -----------   ------------
   Total liabilities ...............................       2,731,653         103,041         88,758       180,058      1,415,674

Net Assets:
Paid in capital ....................................     174,983,557      14,745,027     41,535,600    43,913,425    163,127,999
Undistributed net investment income (loss) .........        (284,934)        859,619        173,965       579,161      1,632,362
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures
  and foreign currency transactions ................      22,113,398         (52,137)     3,128,934        56,051      4,769,897
Net unrealized appreciation (depreciation)
 in value of investments, futures and
 translation of assets and liabilities in
 foreign currency ..................................      40,093,968        (676,098)     2,800,386     9,186,745     26,893,645
                                                       -------------    ------------    -----------   -----------   ------------
  Net assets .......................................     236,905,989      14,876,411     47,638,885    53,735,382    196,423,903
                                                       -------------    ------------    -----------   -----------   ------------
   Total liabilities and net assets ................   $ 239,637,642    $ 14,979,452    $47,727,643   $53,915,440   $197,839,577
                                                       =============    ============    ===========   ===========   ============
Capital shares authorized ..........................      Indefinite      Indefinite     Indefinite    Indefinite     Indefinite
Capital shares outstanding .........................      11,401,329       1,429,756      3,755,705     3,572,304     10,983,565

Net asset value per share (net assets
 divided by shares outstanding) ....................          $20.78          $10.40         $12.68        $15.04         $17.88
                                                       =============    ============    ===========   ===========   ============



                             See accompanying notes.

--------------------------------------------------------------------------------
                                       68

JUNE 30, 1998
(UNAUDITED)


                                                                   SERIES S
                                                    SERIES P       (SOCIAL-      SERIES V       SERIES X
                                                  (HIGH YIELD)    AWARENESS)      (VALUE)      (SMALL CAP)
                                                  ------------    ----------      -------      -----------
ASSETS
Investments, at value
(identified cost $10,211,207, $76,527,428,
$12,004,999 and $3,371,904, respectively) ......   $10,312,820   $107,671,077   $13,310,567   $ 3,816,191
Cash ...........................................       614,379      5,632,618       524,619       419,226
Receivables:
 Fund shares sold ..............................        31,767        137,710        20,115        30,009
 Securities sold ...............................            --        954,697            --        37,677
 Interest ......................................       231,262         18,377         2,825         2,201
 Dividends .....................................            --         90,496        12,277           369
Prepaid expenses ...............................           233          1,857           118            33
                                                   -----------   ------------   -----------   -----------
  Total assets .................................   $11,190,461   $114,506,832   $13,870,521   $ 4,305,706
                                                   ===========   ============   ===========   ===========

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased .........................   $     2,166   $  1,621,408   $   310,592   $   209,564
  Fund shares redeemed .........................            --        110,065         4,456         2,972
Other liabilities:
  Management fees ..............................            --         71,208         8,471            --
  Custodian fees ...............................           650            992           100         1,464
  Transfer and administration fees .............           483          4,522           570            --
  Professional fees ............................           184         17,585         7,128         4,162
  Miscellaneous ................................         3,669          1,253           569         1,579
                                                   -----------   ------------   -----------   -----------
   Total liabilities ...........................         7,152      1,827,033       331,886       219,741


Net Assets:
Paid in capital ................................    10,687,787     74,914,770    12,025,103     3,915,463
Undistributed net investment income (loss) .....       368,523        176,583        38,194          (235)
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures and
  foreign currency transactions ................        25,386      6,444,797       169,770      (273,550)
Net unrealized appreciation in value
 of investments ................................       101,613     31,143,649     1,305,568       444,287
                                                   -----------   ------------   -----------   -----------
  Net assets ...................................    11,183,309    112,679,799    13,538,635     4,085,965
                                                   -----------   ------------   -----------   -----------
   Total liabilities and net assets ............   $11,190,461   $114,506,832   $13,870,521   $ 4,305,706
                                                   ===========   ============   ===========   ===========

Capital shares authorized ......................    Indefinite     Indefinite    Indefinite    Indefinite
Capital shares outstanding .....................       633,513      4,504,229       919,772       393,180

Net asset value per share (net assets
  divided by shares outstanding) ...............        $17.65         $25.02        $14.72        $10.39
                                                   ===========   ============   ===========   ===========






                            See accompanying notes.

--------------------------------------------------------------------------------
                                       69

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                     SERIES B       SERIES C      SERIES D        SERIES E
                                                     SERIES A        (GROWTH-       (MONEY       (WORLDWIDE     (HIGH GRADE
                                                     (GROWTH)         INCOME)       MARKET)        EQUITY)        INCOME)
                                                     --------         -------       -------        -------        -------
INVESTMENT INCOME:
 Dividends .....................................   $  6,140,252   $  12,183,288    $       --   $  3,839,313    $        --
 Interest ......................................      1,174,267       3,810,122     3,758,259        971,882      5,001,756
                                                   ------------   -------------    ----------   ------------    -----------
                                                      7,314,519      15,993,410     3,758,259      4,811,195      5,001,756
 Less foreign tax expense ......................             --              --            --       (342,967)            --
                                                   ------------   -------------    ----------   ------------    -----------
     Total investment income ...................      7,314,519      15,993,410     3,758,259      4,468,228      5,001,756

EXPENSES:
 Management fees ...............................      4,078,904       4,745,239       331,076      1,580,314        515,694
 Custodian fees ................................         16,625          16,990            --        238,015          6,203
 Transfer/maintenance fees .....................          3,312           3,024         3,498          2,966          2,513
 Administration fees ...........................        244,734         284,714        29,844        229,146         31,847
 Directors' fees ...............................          7,644              --            --          3,982          5,997
 Professional fees .............................         15,861          20,900         3,942          7,964          5,371
 Reports to shareholders .......................         39,454          25,722         5,626         21,358          7,191
 Registration fees .............................            756             906            --         10,498            107
 Other expenses ................................         18,104          19,200            --         23,763         15,191
                                                   ------------   -------------    ----------   ------------    -----------
     Total expenses ............................      4,425,394       5,116,695       373,986      2,118,006        590,114
                                                   ------------   -------------    ----------   ------------    -----------
     Net investment income .....................      2,889,125      10,876,715     3,384,273      2,350,222      4,411,642

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain during the period on:
  Investments ..................................     17,919,373     342,824,994            --     19,797,647      1,059,918
  Foreign currency transactions ................             --              --            --        470,878             --
                                                   ------------   -------------    ----------   ------------    -----------
     Net realized gain .........................     17,919,373     342,824,994            --     20,268,525      1,059,918
 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments ..................................    160,174,111    (260,775,913)        8,006     17,574,680       (305,361)
  Translation of assets and liabilities
     in foreign currencies .....................             --              --            --     (1,429,413)            --
                                                   ------------   -------------    ----------   ------------    -----------
      Net unrealized appreciation (depreciation)    160,174,111    (260,775,913)        8,006     16,145,267       (305,361)
                                                   ------------   -------------    ----------   ------------    -----------

     Net gain ..................................    178,093,484      82,049,081         8,006     36,413,792        754,557
                                                   ------------   -------------    ----------   ------------    -----------
       Net increase in net assets resulting
        from operations ........................   $180,982,609   $  92,925,796    $3,392,279   $ 38,764,014    $ 5,166,199
                                                   ============   =============    ==========   ============    ===========





                             See accompanying notes.

--------------------------------------------------------------------------------
                                       70

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                   SERIES K      SERIES M       SERIES N
                                                     SERIES J      (GLOBAL     (SPECIALIZED     (MANAGED       SERIES O
                                                    (EMERGING     AGGRESSIVE       ASSET          ASSET        (EQUITY
                                                     GROWTH)         BOND)      ALLOCATION)    ALLOCATION)     INCOME)
                                                     -------         -----      -----------    -----------     -------
INVESTMENT INCOME:
 Dividends ....................................   $    576,731    $      --    $   349,818    $   213,995    $ 2,237,712
 Interest .....................................        144,756      981,781        378,305        678,221        428,715
                                                  ------------    ---------    -----------    -----------    -----------
                                                       721,487      981,781        728,123        892,216      2,666,427
 Less foreign tax expense .....................             --      (21,871)       (29,943)        (5,332)        (3,023)
                                                  ------------    ---------    -----------    -----------    -----------
     Total investment income ..................        721,487      959,910        698,180        886,884      2,663,404

EXPENSES:
     Management fees ..........................        883,240       57,707        238,822        230,162        888,633
     Custodian fees ...........................          5,111        9,313          8,836          8,759         23,958
     Transfer/maintenance fees ................          2,799        2,414          2,067          1,957          3,199
     Administration fees ......................         52,995       33,462         40,747         40,357         39,988
     Directors' fees ..........................          2,053          109            351            291          1,504
     Professional fees ........................          1,522        3,260          2,855          1,160             --
     Reports to shareholders ..................          8,291          543          4,866          2,805          8,379
     Registration fees ........................             17          701             47             --             56
     Other expenses ...........................          6,151          423          1,447            584          2,069
                                                  ------------    ---------    -----------    -----------    -----------
     Total expenses ...........................        962,179      107,932        300,038        286,075        967,786
     Reimbursement of expenses ................             --      (38,300)            --             --             --
                                                  ------------    ---------    -----------    -----------    -----------
 Net expenses .................................        962,179       69,632        300,038        286,075        967,786
                                                  ------------    ---------    -----------    -----------    -----------
     Net investment income (loss) .............       (240,692)     890,278        398,142        600,809      1,695,618

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .................................     22,214,260      115,341      3,143,254         91,093      4,879,038
  Foreign currency transactions ...............                    (192,736)         5,679         (2,333)        (1,558)
                                                  ------------    ---------    -----------    -----------    -----------
    Net realized gain (loss) ..................     22,214,260      (77,395)     3,148,933         88,760      4,877,480

 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments .................................     (1,213,133)     (28,152)     1,464,613      4,128,035      3,344,466
  Translation of assets and liabilities
     in foreign currencies ....................             --     (231,536)           185        (19,359)           192
                                                  ------------    ---------    -----------    -----------    -----------
    Net unrealized appreciation
        (depreciation) ........................     (1,213,133)    (259,688)     1,464,798      4,108,676      3,344,658
                                                  ------------    ---------    -----------    -----------    -----------

     Net gain (loss) ..........................     21,001,127     (337,083)     4,613,731      4,197,436      8,222,138
                                                  ------------    ---------    -----------    -----------    -----------
       Net increase in net assets resulting
        from operations .......................   $ 20,760,435    $ 553,195    $ 5,011,873    $ 4,798,245    $ 9,917,756
                                                  ============    =========    ===========    ===========    ===========






                             See accompanying notes.

--------------------------------------------------------------------------------
                                       71

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                 SERIES S
                                                   SERIES P      (SOCIAL-      SERIES V     SERIES X
                                                 (HIGH YIELD)   AWARENESS)      (VALUE)    (SMALL CAP)
                                                 ------------   ----------      -------    -----------
INVESTMENT INCOME:
 Dividends ....................................   $     719    $   499,258   $    54,631    $   4,638
 Interest .....................................     384,666        105,127        12,359       11,188
                                                  ---------    -----------   -----------    ---------
     Total investment income ..................     385,385        604,385        66,990       15,826

EXPENSES:
 Management fees ..............................      34,146        377,657        38,444       16,779
 Custodian fees ...............................       3,763          2,583         1,521        5,464
 Transfer/maintenance fees ....................         632          2,610           614          470
 Administration fees ..........................       2,049         22,659         2,306        1,510
 Directors' fees ..............................         181            842           219           25
 Professional fees ............................       3,037         15,697         7,307        6,303
 Reports to shareholders ......................         693          3,147           186           98
 Registration fees ............................          86              6             5          187
 Other expenses ...............................          --          2,623           268          594
                                                  ---------    -----------   -----------    ---------
     Total expenses ...........................      44,587        427,824        50,870       31,430
  Reimbursement of expenses ...................     (34,146)            --       (22,594)     (16,779)
                                                  ---------    -----------   -----------    ---------
 Net expenses .................................      10,441        427,824        28,276       14,651
                                                  ---------    -----------   -----------    ---------
     Net investment income ....................     374,944        176,561        38,714        1,175

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .................................      27,356      6,778,245       173,863      (53,051)
                                                  ---------    -----------   -----------    ---------
     Net realized gain (loss) .................      27,356      6,778,245       173,863      (53,051)

 Net change in unrealized appreciation
 (depreciation) during the period on
  investments .................................     (28,426)     7,626,840       960,131      325,355
                                                  ---------    -----------   -----------    ---------
     Net unrealized appreciation (depreciation)     (28,426)     7,626,840       960,131      325,355
                                                  ---------    -----------   -----------    ---------

     Net gain (loss) ..........................      (1,070)    14,405,085     1,133,994      272,304
                                                  ---------    -----------   -----------    ---------
       Net increase in net assets
       resulting from operations ..............   $ 373,874    $14,581,646   $ 1,172,708    $ 273,479
                                                  =========    ===========   ===========    =========







                             See accompanying notes.

--------------------------------------------------------------------------------
                                       72

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                    SERIES B          SERIES C         SERIES D          SERIES E
                                                  SERIES A          (GROWTH-           (MONEY         (WORLDWIDE)      (HIGH GRADE
                                                  (GROWTH)           INCOME)           MARKET)          EQUITY)           INCOME)
                                                  --------           -------           -------          -------           -------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................... $     2,889,125    $    10,876,715    $   3,384,273    $   2,350,222    $   4,411,642
 Net realized gain ..........................      17,919,373        342,824,994               --       20,268,525        1,059,918
 Unrealized appreciation (depreciation)
    during the period .......................     160,174,111       (260,775,913)           8,006       16,145,267         (305,361)
                                              ---------------    ---------------    -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ........................     180,982,609         92,925,796        3,392,279       38,764,014        5,166,199

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ......................      (5,787,007)       (20,380,168)      (6,397,306)      (4,184,565)      (8,568,936)
 Net realized gain ..........................     (73,869,447)      (129,457,129)              --      (23,945,010)              --
                                              ---------------    ---------------    -------------    -------------    -------------
   Total distributions to shareholders ......     (79,656,454)      (149,837,297)      (6,397,306)     (28,129,575)      (8,568,936)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ...............     157,726,309        115,829,732      219,716,250       66,010,886       41,537,247
 Dividends reinvested .......................      79,656,454        149,837,297        6,397,306       28,129,575        8,568,936
 Shares redeemed ............................    (187,547,898)      (140,239,791)    (136,751,786)     (63,668,755)     (50,616,466)
                                              ---------------    ---------------    -------------    -------------    -------------
   Net increase (decrease) from capital share
    transactions ............................      49,834,865        125,427,238       89,361,770       30,471,706         (510,283)
                                              ---------------    ---------------    -------------    -------------    -------------

     Total increase (decrease) in net assets      151,161,020         68,515,737       86,356,743       41,106,145       (3,913,020)

NET ASSETS:
 Beginning of period ........................     999,928,967      1,198,302,421       98,014,830      285,781,661      140,908,535
                                              ---------------    ---------------    -------------    -------------    -------------
 End of period .............................. $ 1,151,089,987    $ 1,266,818,158    $ 184,371,573    $ 326,887,806    $ 136,995,515
                                              ===============    ===============    =============    =============    =============

 Undistributed net investment income at
   end of period ............................      $2,560,396        $10,753,900       $3,108,974       $1,431,577       $4,194,170
                                              ===============    ===============    =============    =============    =============

 (a) Shares issued and redeemed
    Shares sold .............................       5,064,048          2,762,960       17,804,708       10,136,334        3,436,602
    Dividends reinvested ....................       2,571,222          3,659,924          530,017        4,367,946          736,162
    Shares redeemed .........................      (5,975,879)        (3,362,055)     (11,072,668)      (9,750,080)      (4,208,269)
                                              ---------------    ---------------    -------------    -------------    -------------
       Net increase  (decrease) .............       1,659,391          3,060,829        7,262,057        4,754,200          (35,505)
                                              ===============    ===============    =============    =============    =============








                             See accompanying notes.

--------------------------------------------------------------------------------
                                       73

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)



                                                                    SERIES K        SERIES M        SERIES N
                                                    SERIES J        (GLOBAL       (SPECIALIZED      (MANAGED         SERIES O
                                                   (EMERGING       AGGRESSIVE         ASSET           ASSET          (EQUITY
                                                    GROWTH)           BOND)        ALLOCATION)     ALLOCATION)       INCOME)
                                                    -------           -----        -----------     -----------       -------

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ................   $    (240,692)   $    890,278    $    398,142    $    600,809    $   1,695,618
 Net realized gain (loss) ....................      22,214,260         (77,395)      3,148,933          88,760        4,877,480
 Unrealized appreciation (depreciation)
    during the period ........................      (1,213,133)       (259,688)      1,464,798       4,108,676        3,344,658
                                                 -------------    ------------    ------------    ------------    -------------
   Net increase in net assets resulting
     from operations .........................      20,760,435         553,195       5,011,873       4,798,245        9,917,756

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .......................      (1,431,865)        (30,659)       (959,469)       (745,652)      (2,449,984)
 Net realized gain ...........................     (23,830,326)             --      (2,398,671)       (466,032)      (5,928,963)
                                                 -------------    ------------    ------------    ------------    -------------
   Total distributions to shareholders .......     (25,262,191)        (30,659)     (3,358,140)     (1,211,684)      (8,378,947)

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares ................      38,904,067       5,230,355       6,495,451      16,664,867       62,047,625
 Dividends reinvested ........................      25,262,191          30,659       3,358,140       1,211,684        8,378,947
 Shares redeemed .............................     (49,055,953)     (5,585,810)    (12,247,249)     (5,909,532)     (25,932,781)
                                                 -------------    ------------    ------------    ------------    -------------
   Net increase (decrease) from capital share
    transactions .............................      15,110,305        (324,796)     (2,393,658)     11,967,019       44,493,791
                                                 -------------    ------------    ------------    ------------    -------------

     Total increase (decrease) in net assets .      10,608,549         197,740        (739,925)     15,553,580       46,032,600

NET ASSETS:
 Beginning of period .........................     226,297,440      14,678,671      48,378,810      38,181,802      150,391,303
                                                 -------------    ------------    ------------    ------------    -------------
 End of period ...............................   $ 236,905,989    $ 14,876,411    $ 47,638,885    $ 53,735,382    $ 196,423,903
                                                 =============    ============    ============    ============    =============

 Undistributed net investment income (loss) at
   end of period .............................       ($284,934)       $859,619        $173,965        $579,161       $1,632,362
                                                 =============    ============    ============    ============    =============

(a) Shares issued and redeemed
    Shares sold ..............................       1,818,112         508,127         507,985       1,144,115        3,423,374
    Dividends reinvested .....................       1,198,396           2,977         268,437          82,992          458,869
    Shares redeemed ..........................      (2,223,270)       (540,430)       (955,644)       (404,876)      (1,432,287)
                                                 -------------    ------------    ------------    ------------    -------------
       Net increase (decrease) ...............         793,238         (29,326)       (179,222)        822,231        2,449,956
                                                 =============    ============    ============    ============    =============








                             See accompanying notes.

--------------------------------------------------------------------------------
                                       74

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                    SERIES S
                                                    SERIES P        (SOCIAL-        SERIES V       SERIES X
                                                  (HIGH YIELD)     AWARENESS)        (VALUE)      (SMALL CAP)
                                                  ------------     ----------        -------      -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income .......................   $    374,944    $     176,561    $     38,714    $     1,175
 Net realized gain (loss) ....................         27,356        6,778,245         173,863        (53,051)
 Unrealized appreciation (depreciation)
   during the period .........................        (28,426)       7,626,840         960,131        325,355
                                                 ------------    -------------    ------------    -----------
   Net increase in net assets
     resulting from operations ...............        373,874       14,581,646       1,172,708        273,479

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .......................       (309,157)        (252,822)        (28,626)        (5,176)
 Net realized gain ...........................        (68,420)      (2,781,038)       (157,440)            --
                                                 ------------    -------------    ------------    -----------
   Total distributions to shareholders .......       (377,577)      (3,033,860)       (186,066)        (5,176)

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares ................      5,688,242       17,670,518       6,689,355      1,305,676
 Dividends reinvested ........................        377,577        3,033,860         186,066          5,176
 Shares redeemed .............................     (1,645,974)      (8,904,023)       (814,425)      (133,174)
                                                 ------------    -------------    ------------    -----------
   Net increase from capital share
    transactions .............................      4,419,845       11,800,355       6,060,996      1,177,678
                                                 ------------    -------------    ------------    -----------

     Total increase in net assets ............      4,416,142       23,348,141       7,047,638      1,445,981

NET ASSETS:
 Beginning of period .........................      6,767,167       89,331,658       6,490,997      2,639,984
                                                 ------------    -------------    ------------    -----------
 End of period ...............................   $ 11,183,309    $ 112,679,799    $ 13,538,635    $ 4,085,965
                                                 ============    =============    ============    ===========

 Undistributed net investment income (loss) at
   end of period .............................       $368,523         $176,583         $38,194          ($235)
                                                 ============    =============    ============    ===========

(a) Shares issued and redeemed
    Shares sold ..............................        320,629          738,411         469,335        130,410
    Dividends reinvested .....................         21,650          125,263          12,649            489
    Shares redeemed ..........................        (93,191)        (373,832)        (56,434)       (12,838)
                                                 ------------    -------------    ------------    -----------
       Net increase ..........................        249,088          489,842         425,550        118,061
                                                 ============    =============    ============    ===========







                             See accompanying notes.

--------------------------------------------------------------------------------
                                       75

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                    SERIES B          SERIES C         SERIES D         SERIES E
                                                   SERIES A         (GROWTH-           (MONEY         (WORLDWIDE)      (HIGH GRADE
                                                   (GROWTH)          INCOME)           MARKET)          EQUITY)          INCOME)
                                                   --------          -------           -------          -------          -------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ......................   $   5,613,118    $    20,496,929    $   6,337,336    $   2,126,880    $   8,403,103
 Net realized gain (loss) ...................      74,245,595        129,262,529               --       22,460,775       (1,539,646)
 Unrealized appreciation (depreciation)
    during the period .......................     126,638,845        101,905,973           49,687       (8,322,309)       4,991,204
                                                -------------    ---------------    -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ........................     206,497,558        251,665,431        6,387,023       16,265,346       11,854,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ......................      (5,518,886)       (23,074,486)      (6,976,237)      (5,800,374)      (8,745,211)
 Net realized gain ..........................     (51,595,242)       (57,256,924)              --      (12,516,597)              --
                                                -------------    ---------------    -------------    -------------    -------------
   Total distributions to shareholders ......     (57,114,128)       (80,331,410)      (6,976,237)     (18,316,971)      (8,745,211)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ...............     349,498,897        206,586,968      334,627,234      104,379,832       66,408,884
 Dividends reinvested .......................      57,114,128         80,331,410        6,976,237       18,316,971        8,745,211
 Shares redeemed ............................    (270,658,046)      (216,536,285)    (371,671,540)     (81,889,098)     (71,396,121)
                                                -------------    ---------------    -------------    -------------    -------------
   Net increase (decrease) from capital share
    transactions ............................     135,954,979         70,382,093      (30,068,069)      40,807,705        3,757,974
                                                -------------    ---------------    -------------    -------------    -------------

     Total increase (decrease) in net assets      285,338,409        241,716,114      (30,657,283)      38,756,080        6,867,424

NET ASSETS:
 Beginning of year ..........................     714,590,558        956,586,307      128,672,113      247,025,581      134,041,111
                                                -------------    ---------------    -------------    -------------    -------------
 End of year ................................   $ 999,928,967    $ 1,198,302,421    $  98,014,830    $ 285,781,661    $ 140,908,535
                                                =============    ===============    =============    =============    =============

 Undistributed net investment income at
   end of year ..............................      $5,458,278        $20,257,353       $6,122,007       $3,265,920       $8,351,464
                                                =============    ===============    =============    =============    =============

 (a) Shares issued and redeemed
    Shares sold .............................      12,677,122          5,260,534       26,333,439       16,054,895        5,467,675
    Dividends reinvested ....................       1,995,844          2,051,364          565,336        2,813,667          744,273
    Shares redeemed .........................     (10,042,899)        (5,527,086)     (29,322,870)     (12,578,379)      (5,876,034)
                                                -------------    ---------------    -------------    -------------    -------------
       Net increase  (decrease) .............       4,630,067          1,784,812       (2,424,095)       6,290,183          335,914
                                                =============    ===============    =============    =============    =============





                             See accompanying notes.

--------------------------------------------------------------------------------
                                       76

FOR THE YEAR ENDED DECEMBER 31, 1997


                                                             SERIES K        SERIES M        SERIES N
                                             SERIES J        (GLOBAL       (SPECIALIZED      (MANAGED         SERIES O
                                            (EMERGING       AGGRESSIVE         ASSET           ASSET          (EQUITY
                                             GROWTH)           BOND)        ALLOCATION)     ALLOCATION)       INCOME)
                                             -------           -----        -----------     -----------       -------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .........   $    (218,416)   $  1,447,951    $    787,888    $    737,856    $   2,406,342
 Net realized gain ....................      25,352,614          96,313       2,392,722         431,789        5,852,343
 Unrealized appreciation (depreciation)
    during the period .................      13,543,690        (737,317)       (609,025)      3,226,105       17,563,989
                                          -------------    ------------    ------------    ------------    -------------
   Net increase in net assets resulting
     from operations ..................      38,677,888         806,947       2,571,585       4,395,750       25,822,674

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ................        (549,249)     (1,187,593)       (989,376)       (463,492)      (1,036,083)
 Net realized gain ....................      (4,737,130)       (360,640)       (951,614)       (302,277)      (1,478,050)
                                          -------------    ------------    ------------    ------------    -------------
   Total distributions to shareholders       (5,286,379)     (1,548,233)     (1,940,990)       (765,769)      (2,514,133)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares .........     133,668,974      12,401,810      20,640,318      22,521,114       89,058,294
 Dividends reinvested .................       5,286,379       1,548,233       1,940,990         765,769        2,514,133
 Shares redeemed ......................     (94,470,710)    (11,249,981)    (13,229,016)    (12,079,640)     (26,866,727)
                                          -------------    ------------    ------------    ------------    -------------
   Net increase from capital share
    transactions ......................      44,484,643       2,700,062       9,352,292      11,207,243       64,705,700
                                          -------------    ------------    ------------    ------------    -------------

     Total increase in net assets .....      77,876,152       1,958,776       9,982,887      14,837,224       88,014,241

NET ASSETS:
 Beginning of year ....................     148,421,288      12,719,895      38,395,923      23,344,578       62,377,062
                                          -------------    ------------    ------------    ------------    -------------
 End of year ..........................   $ 226,297,440    $ 14,678,671    $ 48,378,810    $ 38,181,802    $ 150,391,303
                                          =============    ============    ============    ============    =============

 Undistributed net investment income at
   end of year ........................      $1,387,623             $--        $735,292        $724,004       $2,386,728
                                          =============    ============    ============    ============    =============

(a) Shares issued and redeemed
    Shares sold .......................       6,939,060       1,143,221       1,648,855       1,701,526        5,601,731
    Dividends reinvested ..............         248,954         153,633         154,292          57,361          151,820
    Shares redeemed ...................      (4,713,562)     (1,023,875)     (1,055,108)       (951,637)      (1,670,956)
                                          -------------    ------------    ------------    ------------    -------------
       Net increase ...................       2,474,452         272,979         748,039         807,250        4,082,595
                                          =============    ============    ============    ============    =============







                             See accompanying notes.

--------------------------------------------------------------------------------
                                       77

FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                      SERIES S
                                                       SERIES P       (SOCIAL-       SERIES V*      SERIES X**
                                                     (HIGH YIELD)    AWARENESS)       (VALUE)      (SMALL CAP)
                                                     ------------    ----------       -------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...........................   $   303,160    $    255,356    $    28,106    $     3,766
 Net realized gain (loss) ........................        66,450       2,451,272        153,347       (220,499)
 Unrealized appreciation during the period .......        67,808      12,331,938        345,437        118,932
                                                     -----------    ------------    -----------    -----------
   Net increase (decrease) in net assets
     resulting from operations ...................       437,418      15,038,566        526,890        (97,801)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...........................       (86,463)       (140,591)            --             --
 Net realized gain ...............................       (16,835)     (3,817,588)            --             --
                                                     -----------    ------------    -----------    -----------
   Total distributions to shareholders ...........      (103,298)     (3,958,179)            --             --

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares ....................     5,106,583      31,437,717      6,530,970      2,739,040
 Dividends reinvested ............................       103,298       3,958,179             --             --
 Shares redeemed .................................    (1,441,939)    (14,641,340)      (566,863)        (1,255)
                                                     -----------    ------------    -----------    -----------
   Net increase from capital share
    transactions .................................     3,767,942      20,754,556      5,964,107      2,737,785
                                                     -----------    ------------    -----------    -----------

     Total increase in net assets ................     4,102,062      31,834,943      6,490,997      2,639,984

NET ASSETS:
 Beginning of period .............................     2,665,105      57,496,715             --             --
                                                     -----------    ------------    -----------    -----------
 End of period ...................................   $ 6,767,167    $ 89,331,658    $ 6,490,997    $ 2,639,984
                                                     ===========    ============    ===========    ===========

 Undistributed net investment income at
   end of period .................................      $302,736        $252,844        $28,106         $3,766
                                                     ===========    ============    ===========    ===========

(a) Shares issued and redeemed
    Shares sold ..................................       294,241       1,523,304        538,647        275,255
    Dividends reinvested .........................         6,087         186,619             --             --
    Shares redeemed ..............................       (82,570)       (708,502)       (44,425)          (136)
                                                     -----------    ------------    -----------    -----------
       Net increase ..............................       217,758       1,001,421        494,222        275,119
                                                     ===========    ============    ===========    ===========



 * Period May 1, 1997 (inception) through December 31, 1997.
** Period October 15, 1997 (inception) through December 31, 1997.




                             See accompanying notes.

--------------------------------------------------------------------------------
                                       78

FINANCIAL HIGHLIGHTS

                                                                   FISCAL PERIOD ENDED DECEMBER 31
SERIES A (GROWTH)                       -------------------------------------------------------------------------------------
                                          1998(j)           1997(e)        1996(e)       1995(e)          1994         1993
                                        ----------         --------       --------       --------       -------      --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD     $    29.39         $  24.31       $  21.03       $  16.00       $  19.82     $  18.33
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............         0.08             0.16           0.18           0.18           0.20         0.39
Net Gain (Loss) on Securities
 (realized and unrealized) ..........         5.13             6.75           4.50           5.65          (0.44)        2.08
                                        ----------         --------       --------       --------       --------     --------
Total from investment operations ....         5.21             6.91           4.68           5.83          (0.20)        2.47
LESS DISTRIBUTIONS
Dividends (from Net
  Investment Income) ................        (0.17)           (0.18)         (0.20)         (0.15)         (0.38)       (0.23)
Distributions (from Capital Gains)...        (2.17)           (1.65)         (1.20)         (0.65)         (3.20)       (0.75)
                                        ----------         --------       --------       --------       --------     --------
   Total Distributions ..............        (2.34)           (1.83)         (1.40)         (0.80)         (3.58)       (0.98)
                                        ----------         --------       --------       --------       --------     --------
NET ASSET VALUE END OF PERIOD .......   $    32.26         $  29.39       $  24.31       $  21.03       $  16.00     $  19.82
                                        ==========         ========       ========       ========       ========     ========
TOTAL RETURN (b) ....................         18.1%            28.7%          22.7%          36.8%          (1.7%)       13.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) .......................   $1,151,090         $999,929       $714,591       $519,891       $332,288     $317,407
Ratio of Expenses to
  Average Net Assets ................         0.81%            0.81%          0.83%          0.83%          0.84%        0.86%
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets ................         0.53%            0.66%          0.90%          1.21%          1.13%        2.01%
Portfolio Turnover Rate .............           42%              61%            57%            83%            90%         108%

------------------------------------------------------------------------------------------------------------------------------------



                                                                     FISCAL PERIOD ENDED DECEMBER 31
SERIES B (GROWTH)                          ----------------------------------------------------------------------------------
                                            1998(j)          1997(e)       1996(e)        1995(e)          1994        1993
                                           ----------       ----------     --------       --------       --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....   $    41.60       $    35.40     $  33.95       $  26.54       $  29.73    $  27.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................         0.35             0.72         0.83           0.79           0.51        0.64
Net Gain (Loss) on Securities
 (realized and unrealized) .............         3.02             8.47         5.16           7.16          (1.34)       2.01
                                           ----------       ----------     --------       --------       --------    --------
Total from investment operations .......         3.37             9.19         5.99           7.95          (0.83)       2.65
LESS DISTRIBUTIONS
Dividends (from Net
  Investment Income) ...................        (0.71)           (0.86)       (0.78)         (0.54)         (0.68)      (0.68)
Distributions (from Capital Gains) .....        (4.51)           (2.13)       (3.76)          --            (1.68)       --
                                           ----------       ----------     --------       --------       --------    --------
   Total Distributions .................        (5.22)           (2.99)       (4.54)         (0.54)         (2.36)      (0.68)
                                           ----------       ----------     --------       --------       --------    --------
NET ASSET VALUE END OF PERIOD ..........   $    39.75       $    41.60     $  35.40       $  33.95       $  26.54    $  29.73
                                           ==========       ==========     ========       ========       ========    ========
TOTAL RETURN (b) .......................          7.7%            26.5%        18.3%          30.1%          (3.0%)       9.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) ..........................   $1,266,818       $1,198,302     $956,586       $795,113       $595,154    $583,599
Ratio of Expenses to
  Average Net Assets ...................         0.81%            0.83%        0.84%          0.83%          0.84%       0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ................         1.72%            1.89%        2.56%          2.70%          2.07%       2.63%
Portfolio Turnover Rate ................          129%              62%          58%            94%            43%         95%

------------------------------------------------------------------------------------------------------------------------------------

                                                                         FISCAL PERIOD ENDED DECEMBER 31
SERIES C (MONEY MARKET)                        ----------------------------------------------------------------------------------
                                                1998(j)        1997(e)      1996(a)(e)      1995(e)         1994            1993
                                               --------        -------      ----------     --------       --------        -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......    $  12.53        $ 12.56      $  12.34       $  12.27       $  12.09        $ 12.21
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................        0.29           0.79          0.61           0.74           0.41           0.29
Net Gain (Loss) on Securities
 (realized and unrealized) ................        0.02          (0.15)         0.01          (0.08)          0.04           0.03
                                               --------        -------      --------       --------       --------        -------
Total from investment operations ..........        0.31           0.64          0.62           0.66           0.45           0.32
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....       (0.62)         (0.67)        (0.40)         (0.59)         (0.27)         (0.44)
Distributions (from Capital Gains) ........        --             --            --             --             --             --
                                               --------        -------      --------       --------       --------        -------
   Total Distributions ....................       (0.62)         (0.67)        (0.40)         (0.59)         (0.27)         (0.44)
                                               --------        -------      --------       --------       --------        -------
NET ASSET VALUE END OF PERIOD .............    $  12.22        $ 12.53      $  12.56       $  12.34       $  12.27        $ 12.09
                                               ========        =======      ========       ========       ========        =======
TOTAL RETURN (b) ..........................         2.5%           5.2%          5.1%           5.4%           3.7%           2.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......    $184,372        $98,015      $128,672       $105,436       $118,668        $99,092
Ratio of Expenses to Average Net Assets ...        0.56%          0.58%         0.58%          0.60%          0.61%          0.61%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................        5.10%          5.04%         4.89%          5.27%          3.70%          2.65%
Portfolio Turnover Rate ...................        --             --            --             --             --             --

------------------------------------------------------------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS(CONTINUED)


                                                                         FISCAL PERIOD ENDED DECEMBER 31
SERIES D (WORLDWIDE EQUITY)                   -------------------------------------------------------------------------------------
                                                1998(j)         1997           1996            1995          1994            1993
                                              ---------       --------       --------       --------       --------        --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........   $   6.14       $   6.14       $   5.56       $   5.07       $   4.94        $  3.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ......................       0.05           0.04           0.03           0.05           0.02           0.02
Net Gain (Loss) on Securities
 (realized and unrealized) .................       0.78           0.38           0.93           0.50           0.12           1.17
                                               --------       --------       --------       --------       --------        -------
Total from investment operations ...........       0.83           0.42           0.96           0.55           0.14           1.19
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .....      (0.09)         (0.13)         (0.20)          --            (0.01)         (0.01)
Distributions (from Capital Gains) .........      (0.51)         (0.29)         (0.18)         (0.06)          --             --
                                               --------       --------       --------       --------       --------        -------
   Total Distributions .....................      (0.60)         (0.42)         (0.38)         (0.06)         (0.01)         (0.01)
                                               --------       --------       --------       --------       --------        -------
NET ASSET VALUE END OF PERIOD ..............   $   6.37       $   6.14       $   6.14       $   5.56       $   5.07        $  4.94
                                               ========       ========       ========       ========       ========        =======
TOTAL RETURN (b) ...........................       13.5%           6.5%          17.5%          10.9%           2.7%          31.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......   $326,888       $285,782       $247,026       $177,781       $147,033        $98,252
Ratio of Expenses to Average Net Assets ....       1.34%          1.24%          1.30%          1.31%          1.34%          1.42%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................       1.49%          0.74%          0.74%          0.90%          0.50%          0.38%
Portfolio Turnover Rate ....................        107%           129%           115%           169%            82%            70%

------------------------------------------------------------------------------------------------------------------------------------

                                                                      FISCAL PERIOD ENDED DECEMBER 31
SERIES E (HIGH GRADE INCOME)                    -----------------------------------------------------------------------------------
                                                 1998(j)        1997(e)        1996(e)        1995(e)         1994          1993
                                                --------       --------       --------       --------       --------      --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........    $  12.25       $  12.00       $  12.86       $  11.52       $  13.78      $  13.02
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ......................        0.40           0.86           0.75           0.74           0.76          0.64
Net Gain (Loss) on Securities
 (realized and unrealized) .................        0.05           0.31          (0.85)          1.36          (1.71)         1.02
                                                --------       --------       --------       --------       --------      --------
Total from investment operations ...........        0.45           1.17          (0.10)          2.10          (0.95)         1.66
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .....       (0.76)         (0.92)         (0.76)         (0.76)         (0.69)        (0.79)
Distributions (from Capital Gains) .........        --             --             --             --            (0.62)        (0.11)
                                                --------       --------       --------       --------       --------      --------
   Total Distributions .....................       (0.76)         (0.92)         (0.76)         (0.76)         (1.31)        (0.90)
                                                --------       --------       --------       --------       --------      --------
NET ASSET VALUE END OF PERIOD ..............    $  11.94       $  12.25       $  12.00       $  12.86       $  11.52      $   13.78
                                                ========       ========       ========       ========       ========      = =======
TOTAL RETURN (b) ...........................         3.8%          10.0%         (0.7%)          18.6%         (6.9%)          12.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......    $136,996       $140,909       $134,041       $125,652       $107,078      $ 112,900
Ratio of Expenses to Average Net Assets ....        0.86%          0.83%          0.83%          0.85%          0.85%          0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................        6.42%          6.67%          6.77%          6.60%          6.74%          6.21%
Portfolio Turnover Rate ....................         103%           106%           232%           180%           185%           151%

------------------------------------------------------------------------------------------------------------------------------------


                                                                            FISCAL PERIOD ENDED DECEMBER 31
SERIES J (EMERGING GROWTH)                         ------------------------------------------------------------------------------
                                                    1998(j)        1997(e)         1996(e)     1995(e)       1994          1993
                                                   --------       --------        --------     -------      -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......        $  21.33       $  18.25        $  16.06     $ 13.44        14.17      $ 12.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................           (0.02)         (0.03)          (0.04)       0.04        (0.01)       (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) ................            1.94           3.67            2.93        2.58        (0.71)        1.71
                                                   --------       --------        --------     -------      -------      -------
Total from investment operations ..........            1.92           3.64            2.89        2.62        (0.72)        1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....           (0.14)         (0.06)          (0.03)        --           --         (0.00)
Distributions (from Capital Gains) ........           (2.33)         (0.50)          (0.67)        --         (0.01)         --
                                                   --------       --------        --------     -------      -------      -------
   Total Distributions ....................           (2.47)         (0.56)          (0.70)        --         (0.01)       (0.00)
                                                   --------       --------        --------     -------      -------      -------
NET ASSET VALUE END OF PERIOD .............        $  20.78       $  21.33        $  18.25     $ 16.06      $ 13.44      $ 14.17
                                                   ========       ========        ========     =======      =======      =======
TOTAL RETURN (b) ..........................             8.8%          20.0%           18.0%       19.5%       (5.1%)        13.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......        $236,906       $226,297        $148,421     $93,379      $76,940      $42,096
Ratio of Expenses to Average
  Net Assets ..............................            0.82%          0.82%           0.84%       0.84%        0.88%        0.91%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................           (0.20%)        (0.11%)         (0.21%)      0.26%       (0.11%)      (0.14%)
Portfolio Turnover Rate ...................             111%           107%            123%        202%          91%         117%

------------------------------------------------------------------------------------------------------------------------------------

                                                                     FISCAL PERIOD ENDED DECEMBER 31
SERIES K (GLOBAL AGGRESSIVE)                              -----------------------------------------------------------
                                                          1998(j)         1997(d)       1996(d)         1995(a)(c)(d)
                                                          -------         -------       -------        --------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................     $ 10.06         $ 10.72       $ 10.22           $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................        0.60            1.12          0.90             0.54
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................       (0.24)          (0.56)         0.50             0.22
                                                          -------         -------       -------           ------
Total from investment operations ....................        0.36            0.56          1.40             0.76
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.02)           (.94)        (0.77)           (0.47)
Distributions (from Capital Gains) ..................        --              (.28)        (0.13)           (0.04)
Return of Capital ...................................        --              --            --              (0.03)
                                                          -------         -------       -------           ------
   Total Distributions ..............................       (0.02)          (1.22)        (0.90)           (0.54)
                                                          -------         -------       -------           ------
NET ASSET VALUE END OF PERIOD .......................     $ 10.40         $ 10.06       $ 10.72           $10.22
                                                          =======         =======       =======           ======
TOTAL RETURN (b) ....................................         3.5%            5.4%         13.7%             7.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................     $14,876         $14,679       $12,720           $5,678
Ratio of Expenses to Average Net Assets .............        0.77%           0.64%         0.84%            1.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        9.81%           9.81%        10.79%           11.03%
Portfolio Turnover Rate .............................          39%             85%           86%             127%

------------------------------------------------------------------------------------------------------------------------------------



                                                                       FISCAL PERIOD ENDED DECEMBER 31
SERIES M (SPECIALIZED ASSET ALLOCATION)                   --------------------------------------------------------
                                                          1998(j)        1997(i)        1996            1995(a)(c)
                                                          -------        -------       -------          ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................     $ 12.29         $ 12.05       $ 10.71          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................        0.13            0.16          0.15             0.17
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................        1.21            0.59          1.36             0.54
                                                          -------         -------       -------          -------
Total from investment operations ....................        1.34            0.75          1.51             0.71
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.27)          (0.26)        (0.12)            --
Distributions (from Capital Gains) ..................       (0.68)          (0.25)        (0.05)            --
                                                          -------         -------       -------          -------
   Total Distributions ..............................       (0.95)          (0.51)        (0.17)            --
                                                          -------         -------       -------          -------
NET ASSET VALUE END OF PERIOD .......................     $ 12.68         $ 12.29       $ 12.05          $ 10.71
                                                          =======         =======       =======          =======
TOTAL RETURN (b) ....................................        11.0%            6.2%         14.2%             7.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................     $47,639         $48,379       $38,396          $15,976
Ratio of Expenses to Average Net Assets .............        1.26%           1.26%         1.34%            1.94%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        1.67%           1.71%         2.73%            3.20%
Portfolio Turnover Rate .............................          31%             64%           40%             181%

------------------------------------------------------------------------------------------------------------------------------------

                                                                        FISCAL PERIOD ENDED DECEMBER 31
SERIES N (MANAGED ASSET ALLOCATION)                          ---------------------------------------------------
                                                             1998(j)         1997         1996        1995(a)(c)
                                                             -------       -------       -------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................        $ 13.88       $ 12.02       $ 10.73       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................           0.14          0.24          0.19          0.16
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................           1.41          1.96          1.18          0.57
                                                             -------       -------       -------       -------
Total from investment operations ....................           1.55          2.20          1.37          0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............          (0.24)        (0.21)        (0.07)         --
Distributions (from Capital Gains) ..................          (0.15)        (0.13)        (0.01)         --
                                                             -------       -------       -------       -------
   Total Distributions ..............................          (0.39)        (0.34)        (0.08)         --
                                                             -------       -------       -------       -------
NET ASSET VALUE END OF PERIOD .......................        $ 15.04       $ 13.88       $ 12.02       $ 10.73
                                                             =======       =======       =======       =======
TOTAL RETURN (b) ....................................           11.3%         18.4%         12.8%          7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................        $53,735       $38,182       $23,345       $10,580
Ratio of Expenses to Average Net Assets .............           1.24%         1.35%         1.45%         1.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................           2.61%         2.71%         2.67%         2.80%
Portfolio Turnover Rate .............................             13%           28%           41%           26%

------------------------------------------------------------------------------------------------------------------------------------


                                                                      FISCAL PERIOD ENDED DECEMBER 31
SERIES O (EQUITY INCOME)                                       -------------------------------------------
                                                                1998(j)     1997        1996    1995(a)(c)
                                                               --------   --------    --------  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                              $17.62     $14.01      $11.70      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                              0.12       0.19        0.17        0.17
Net Gain (Loss) on Securities
 (realized and unrealized)                                         1.00       3.77        2.17        1.53
                                                               --------   --------    --------    --------
Total from investment operations                                   1.12       3.96        2.34        1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                            (0.25)      (0.14)      (0.03)         --
Distributions (from Capital Gains)                                (0.61)      (0.21)         --          --
                                                               --------   --------    --------    --------
   Total Distributions                                            (0.86)      (0.35)      (0.03)         --
                                                               --------   --------    --------    --------
NET ASSET VALUE END OF PERIOD                                    $17.88     $17.62      $14.01      $11.70
                                                               ========   ========    ========    ========
TOTAL RETURN (b)                                                    6.2%      28.4%       20.0%       17.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                           $196,424   $150,391     $62,377     $13,528
Ratio of Expenses to Average Net Assets                            1.09%      1.09%       1.15%       1.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                       1.91%      2.31%       2.62%       3.00%
Portfolio Turnover Rate                                              20%        21%         22%          3%

------------------------------------------------------------------------------------------------------------------------------------

                                       83

                                                            FISCAL PERIOD ENDED DECEMBER 31
SERIES P (HIGH YIELD)                                   --------------------------------------
                                                         1998(j)        1997(d)     1996(d)(f)
                                                        ----------     ----------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................   $    17.60     $    15.99  $  15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................         0.59           0.68       0.51
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................         0.21           1.43       0.48
                                                        ----------     ----------   --------
Total from investment operations ....................         0.80           2.11       0.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............        (0.61)         (0.42)      --
Distributions (from Capital Gains) ..................        (0.14)         (0.08)      --
                                                        ----------     ----------   --------
   Total Distributions ..............................        (0.75)         (0.50)      --
                                                        ----------     ----------   --------
NET ASSET VALUE END OF PERIOD .......................   $    17.65     $    17.60   $  15.99
                                                        ==========     ==========   ========
TOTAL RETURN (b) ....................................          4.6%          13.4%       6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $   11,183     $    6,767   $  2,665
Ratio of Expenses to Average Net Assets .............         0.23%          0.31%      0.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................         8.24%          8.58%      8.24%
Portfolio Turnover Rate .............................          108%            77%       151%

--------------------------------------------------------------------------------------------


                                                                             FISCAL PERIOD ENDED DECEMBER 31
SERIES S (SOCIAL AWARENESS)                             ------------------------------------------------------------------------
                                                         1998(j)    1997(e)         1996(e)     1995(e)      1994        1993
                                                        --------    -------         -------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $  22.25    $ 19.08         $ 16.49     $ 12.97     $ 13.69     $ 12.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................        0.04       0.06            0.03        0.09        0.08        0.02
Net Gain (Loss) on Securities
 (realized and unrealized) .........................        3.45       4.21            3.07        3.51       (0.59)       1.43
                                                        --------    -------         -------     -------     -------     -------
Total from investment operations ...................        3.49       4.27            3.10        3.60       (0.51)       1.45
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............       (0.06)     (0.04)          (0.08)      (0.08)      (0.02)      (0.01)
Distributions (from Capital Gains) .................       (0.66)     (1.06)          (0.43)       --         (0.19)       --
                                                        --------    -------         -------     -------     -------     -------
   Total Distributions .............................       (0.72)     (1.10)          (0.51)      (0.08)      (0.21)      (0.01)
                                                        --------    -------         -------     -------     -------     -------
NET ASSET VALUE END OF PERIOD ......................    $  25.02    $ 22.25         $ 19.08     $ 16.49     $ 12.97     $ 13.69
                                                        ========    =======         =======     =======     =======     =======
TOTAL RETURN (b) ...................................        15.8%      22.7%           18.8%       27.7%       (3.7%)      11.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $112,680    $89,332         $57,497     $36,830     $24,539     $19,490
Ratio of Expenses to Average Net Assets ............        0.85%      0.83%           0.84%       0.86%       0.90%       0.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................        0.35%      0.35%           0.30%       0.75%       0.75%       0.23%
Portfolio Turnover Rate ............................          42%        49%             67%        122%         67%        105%

------------------------------------------------------------------------------------------------------------------------------------

                                       84

                                                         FISCAL PERIOD ENDED
                                                             DECEMBER 31
SERIES V (VALUE)                                       -----------------------
                                                       1998(j)   1997(a)(d)(g)
                                                       -------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $  13.13     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................      0.17        0.12
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................      1.68        3.01
                                                       --------     -------
Total from investment operations ....................      1.85        3.13
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............     (0.04)        --
Distributions (from Capital Gains) ..................     (0.22)        --
                                                       ---------    -------
   Total Distributions ..............................     (0.26)        --

NET ASSET VALUE END OF PERIOD .......................  $  14.72     $ 13.13
                                                       ========     =======
TOTAL RETURN (b) ....................................      14.1%       31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................  $ 13,539     $ 6,491
Ratio of Expenses to Average Net Assets .............      0.55%       0.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................      0.76%       1.55%
Portfolio Turnover Rate .............................        57%         79%

--------------------------------------------------------------------------------



                                                         FISCAL PERIOD ENDED
                                                              DECEMBER 31
SERIES X (SMALL CAP)                                  -------------------------
                                                       1998(j)       1997(d)(h)
                                                      ---------      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $    9.60     $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................       --            0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................       0.81         (0.41)
                                                       ---------     ---------
Total from investment operations ....................       0.81         (0.40)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............      (0.02)         --
Distributions (from Capital Gains) ..................       --            --
                                                       ---------     ---------
   Total Distributions ..............................      (0.02)         --
                                                       ---------     ---------
NET ASSET VALUE END OF PERIOD .......................  $   10.39     $    9.60
                                                       =========     =========
TOTAL RETURN (b) ....................................         8.6%         (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $   4,086     $   2,640
Ratio of Expenses to Average Net Assets .............        0.87%         0.98%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        0.07%         0.73%
Portfolio Turnover Rate .............................         333%          402%

--------------------------------------------------------------------------------

  (a)Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.
  (b)Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.
  (c)Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.
  (d)Fund expenses for Series K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                1995     1996    1997    1998
               -----   -------  ------  ------
     Series K  2.03%     1.59%   1.39%   1.19%
     Series P   --       1.11%   1.14%   0.98%
     Series V   --        --     1.14%   0.99%
     Series X   --        --     1.98%   1.87%

  (e)Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                  1995      1996      1997
                 ------     -----    ------
     Series A     0.83%     0.83%     0.81%
     Series B     0.83%     0.84%     0.83%
     Series C     0.60%     0.58%     0.58%
     Series E     0.85%     0.83%     0.83%
     Series J     0.83%     0.84%     0.82%
     Series S     0.84%     0.84%     0.83%

  (f)Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.
  (g)Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
  (h)Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
  (i)Meridian Investment Management Corporation (Meridian) became the sub-advisor of Series M (Specialized Asset Allocation) effective August 1, 1997. Prior to August 1, 1997, SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.
  (j)Unaudited figures for the six months ended June 30, 1998. Percentage amounts for the period, except total return, have been annualized.


--------------------------------------------------------------------------------
                                       85

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)

     1. SIGNIFICANT ACCOUNTING POLICIES
     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.
     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
     Except for Series K, the funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates its portion of the results of operations resulting from foreign exchange rates on investment from the fluctuation arising from changes in the market prices of securities held.
     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M, N, O and X may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.
     D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series Jand M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires. There were no futures contracts held by the Fund at June 30, 1998.

--------------------------------------------------------------------------------
                                     86

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)


     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.
     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.
     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.
     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K, P, S and V and 1.00% for Series D, M, N, O and X. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. SMC has agreed to waive all of the management fees for Series P and X through December 31, 1998. SMC waived all of the management fees for Series V through April 30, 1998. SMC & LMC waived all of the management fees for Series K through April 30, 1998. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average net assets of Series O and .40% of the average assets in excess of $20,000,000 for management services provided to Series O. The Investment Manager pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds to which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000. Meridian Investment Management Corporation furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series M, and for such services receives an annual fee equal to the following schedule:

     Average Daily Net Assets of the Series                      Annual Fees

        Less Than $100 Million . ...........................     .40%, plus
        $100 Million but less than $200 Million ............     .35%, plus
        $200 Million but less than $400 Million ............     .30%, plus
        $400 Million or more ...............................     .25%

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the six month period ended June 30, 1998, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally

--------------------------------------------------------------------------------
                                       87

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)

include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series X), plus the greater of .10% of the average net assets of Series D, K, M and N, or $60,000. with respect to Series X, SMC receives a fee at the annual rate of .09% of the average daily net assets of the Series.
     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include SMC.


     3. FEDERAL INCOME TAX MATTERS
     The amounts of unrealized appreciation (depreciation) for income tax purposes at June 30, 1998, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:


                            Aggregate gross          Aggregate gross    Net unrealized
                              unrealized                unrealized        appreciation
                             appreciation              depreciation      (depreciation)
                            ----------------         ---------------    ---------------
SERIES A
  (Growth) ..............    $ 472,101,407           $  (3,237,679)      $ 468,863,728
SERIES B
  (Growth Income) .......      107,507,331             (56,656,001)         50,851,330
SERIES C
  (Money Market) ........           14,033                  (9,857)              4,176
SERIES D
  (Worldwide Equity) ....       52,634,044             (21,278,497)         31,355,547
SERIES E
  (High Grade Income) ...        4,202,856                (165,796)          4,037,060
SERIES J
  (Emerging Growth) .....       51,786,301             (11,692,333)         40,093,968
SERIES K
  (Global Aggressive) ...          482,211              (1,158,309)           (676,098)
SERIES M
  (Specialized Asset
   Allocation) ..........        6,950,688              (4,150,302)          2,800,386
SERIES N
  (Managed Asset
   Allocation) ..........        9,798,169                (611,424)          9,186,745
SERIES O
  (Equity Income) .......       31,050,447              (4,156,802)         26,893,645
SERIES P
  (High Yield) ..........          177,106                 (75,493)            101,613
SERIES S
  (Social Awareness) ....       32,202,500              (1,058,851)         31,143,649
SERIES V
  (Value) ...............        1,821,866                (516,298)          1,305,568
SERIES X
  (Small Cap) ...........          486,011                 (41,724)            444,287


     4. INVESTMENT TRANSACTIONS
     Investment transactions for the six month period ended June 30, 1998, (excluding overnight investments and short-term debt securities) are as follows:


                                               Proceeds
                               Purchases      from sales
                             -------------  -------------
SERIES A
  (Growth) ..............    $233,866,234   $218,458,973
SERIES B
  (Growth Income) .......     754,200,255    878,819,119
SERIES C
  (Money Market) ........            --             --
SERIES D
  (Worldwide Equity) ....     190,880,174    159,608,786
SERIES E
  (High Grade Income) ...      54,891,149     60,243,942
SERIES J
  (Emerging Growth) .....     126,416,469    129,707,994
SERIES K
  (Global Aggressive) ...       3,382,118      2,629,950
SERIES M
  (Specialized Asset
   Allocation) ..........       6,938,871     14,067,761
SERIES N
  (Managed Asset
   Allocation) ..........      14,953,443      2,711,270
SERIES O
  (Equity Income) .......      52,832,389     16,541,803
SERIES P
  (High Yield) ..........       8,919,031      4,604,853
SERIES S
  (Social Awareness) ....      27,639,918     20,313,766
SERIES V
  (Value) ...............       8,877,001      2,824,309
SERIES X
  (Small Cap) ...........       6,045,010      5,002,305

--------------------------------------------------------------------------------

                                       88

NOTES TO FINANCIAL STATEMENTS
JUNE 30,1998
(UNAUDITED)

     5. FORWARD FOREIGN EXCHANGE CONTRACTS
     At June 30, 1998, Series D had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

  CURRENCY                 TYPE      SETTLEMENT DATE    FOREIGN AMOUNT    U. S. AMOUNT   UNREALIZED GAIN(LOSS)
  --------                 ----      ---------------    --------------    ------------   ---------------------
SERIES D
--------
Australian Dollar          Sell        11/05/98             8,755,241       5,697,911         $    273,863
Australian Dollar           Buy        11/05/98             2,538,782       1,515,856               56,970
Australian Dollar           Buy        11/05/98             1,968,277       1,154,985               64,402
Canadian Dollar            Sell        11/30/98            13,590,071       9,353,755               66,327
Canadian Dollar             Buy        11/30/98             5,967,259       4,128,734              (50,721)
German Deutsche Mark       Sell        10/01/98            18,120,396       9,907,811             (171,410)
German Deutsche Mark        Buy        10/01/98            18,120,396      10,184,718             (105,497)
British Pound               Sell       10/06/98             9,955,400      16,440,846              (74,372)
Japanese Yen               Sell        07/08/98         1,493,003,200      11,456,000              689,693
Japanese Yen                Buy        07/08/98         1,493,003,200      11,879,402           (1,113,094)
Swedish Krona              Sell        10/01/98            52,220,767       6,605,207               45,919
Swedish Krona               Buy        10/01/98            52,220,767       6,770,224             (210,935)
                                                                                              ------------
                                                                                              $   (528,855)
                                                                                              ============


     6. TRANSACTIONS IN WRITTEN CALL OPTIONS
     Transactions in written covered call options for Series K were as follows:

                                                      SERIES K
                                            ----------------------------
                                                             NUMBER OF
                                             PREMIUM         CONTRACTS
                                            ----------      -----------
Balance at December 31, 1997                $  19,300           912,208
  Options written                              42,368         3,304,521
  Exercised                                   (34,193)       (2,524,416)
  Expiration                                  (27,475)       (1,692,313)
                                            ---------        ----------
Balance at June 30, 1998                    $      --                --
                                            =========        ==========

--------------------------------------------------------------------------------


SECURITY FUNDS
OFFICERS AND DIRECTORS
--------------------------

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Terry A. Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
David Eshnaur, Vice President
Michael A. Petersen, Vice President
James P. Schier, Vice President
Thomas A. Swank, Vice President and Chief Investment Officer
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood,Treasurer


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


                                                     BULK RATE
                                                 U.S. POSTAGE PAID
                                                  PERMIT NO. 941
                                                    CHICAGO, IL
-------------------------------------
[LOGO] SECURITY DISTRIBUTORS, INC.
-------------------------------------
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3112
(800) 888-2461

                                    SBL FUND

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial Statements

              Included in Part A of this Registration Statement:

                 Per Share Income and Capital Changes

              To be included in Part B of this Registration Statement:

                 The audited financial statements contained in the most recent Annual Report of SBL Fund for fiscal year ended December 31, 1997, and the unaudited Semiannual Report of SBL Fund for the period ended June 30, 1998, are incorporated by reference in Part B of this Registration Statement.

          b.  Exhibits:

               (1)  Articles of Incorporation
               (2)  Corporate Bylaws of Registrant
               (3)  Not applicable
               (4)  Not applicable
               (5)  (a) Investment Advisory Contract
                    (b) Sub-Advisory Contract - Oppenheimer (Series D)
                    (c) Sub-Advisory Contract - Lexington (Series K)
                    (d) Sub-Advisory Contract - T. Rowe Price (Series N)
                    (e) Sub-Advisory Contract - T. Rowe Price (Series O)
                    (f) Sub-Advisory Contract - Meridian (Series M)(a)
                    (g) Sub-Advisory Contract - Strong (Series X)(b)
                    (h) Form of Sub-Advisory Contract - Bankers Trust (Series I)
               (6)  Not applicable
               (7)  Not applicable
               (8)  (a) Custodian Agreement - UMB
                    (b) Form of Custodian Agreement - Chase Manhattan Bank
               (9)  Administrative Services and Transfer Agency Agreement
              (10) Opinion of counsel as to the legality of the securities offered
              (11)  Consent of Independent Auditors
              (12)  Not applicable
              (13)  Not applicable
              (14)  Not applicable
              (15)  Not applicable
              (16)  Schedule of Computation of Performance(c)
              (17)  Financial Data Schedules
              (18)  Not applicable

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-59353 (October 15, 1997).

(b)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-59353 (October 15, 1997).

(c)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 2-59353 (April 9, 1998).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

Not applicable.

ITEM 27.  INDEMNIFICATION

A policy of insurance covering Security Management Company, LLC, its subsidiaries, Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides in relevant part as follows:

     30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

     No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

     In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On  March  25,  1988,  the   shareholders   approved  the  Board  of  Directors'
recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

     "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

     A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

     B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

SECURITY MANAGEMENT COMPANY, LLC:

Security Management Company, LLC also acts as Investment Manager to Corporate Bond Series, Limited Maturity Bond Series, U.S. Government Series and High Yield Series of Security Income Fund, Security Cash Fund, Security Equity Fund, Security Growth and Income Fund, Security Municipal Bond Fund and Security Ultra Fund.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF REGISTRANT'S ADVISER

JAMES R. SCHMANK
----------------
PRESIDENT AND MANAGING MEMBER REPRESENTATIVE--Security Management Company, LLC SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
  Group, Inc.
VICE PRESIDENT AND  DIRECTOR--Security  Distributors,  Inc.; Security Growth and
  Income Fund; Security Cash Fund; Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; SBL Fund; Advisor's Fund
VICE  PRESIDENT--Security  Income Fund
DIRECTOR--MFR Advisors,  Inc., One Liberty Plaza, 46th Floor, New York, New York
  10006; The Parkstone Advantage Fund, 3435 Stelzer Road, Columbus, Ohio 43219; Stormont-Vail Foundation, 1500 SW 10th, Topeka, Kansas 66604
PRESIDENT AND DIRECTOR--Auburn-Washburn Public Schools Foundation, 5928 SW 53rd,
  Topeka, Kansas 66610
TRUSTEE--Eugene P. Mitchell Charitable Remainder Unit Trust (Family Trust)

JOHN D. CLELAND
---------------
SENIOR VICE PRESIDENT AND MANAGING  MEMBER  REPRESENTATIVE--Security  Management
  Company, LLC
PRESIDENT AND  DIRECTOR--Security  Cash Fund;  Security  Income  Fund;  Security
  Municipal Bond Fund; SBL Fund; Security Growth and Income Fund; Security Equity Fund; Security Ultra Fund; Advisor's Fund
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
  Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE AND TREASURER--Mount  Hope Cemetery  Corporation,  4700 SW 17th, Topeka,
  Kansas
TRUSTEE AND INVESTMENT COMMITTEE CHAIRMAN--Topeka Community Foundation,  5100 SW
  10th, Topeka, Kansas

MARK E. YOUNG
-------------
VICE PRESIDENT--Security  Growth and Income Fund; Security Income Fund; Security
  Cash Fund; Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; SBL Fund; Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
  Group, Inc.
ASSISTANT VICE  PRESIDENT--First  Security  Benefit Life  Insurance  and Annuity
  Company of New York
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE--Topeka Zoological Foundation, Topeka, Kansas

TERRY A. MILBERGER
------------------
SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company,
  LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
  Group, Inc.
VICE PRESIDENT--Security Equity Fund; SBL Fund

MICHAEL A. PETERSEN
-------------------
VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company, LLC VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
  Inc.; SBL Fund; Security Growth and Income Fund

JANE A. TEDDER
--------------
VICE PRESIDENT AND SENIOR ECONOMIST--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
  Inc.; SBL Fund

AMY J. LEE
----------
VICE PRESIDENT,  ASSOCIATE  GENERAL  COUNSEL AND  ASSISTANT  SECRETARY--Security
  Benefit Life Insurance Company; Security Benefit Group, Inc. SECRETARY--Security Management Company, LLC; Security Distributors, Inc.;
  Security Cash Fund; Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
DIRECTOR--Midland Hospice Care, Inc., 200 SW Frazier Court, Topeka, Kansas 66606

BRENDA M. HARWOOD
-----------------
ASSISTANT VICE PRESIDENT AND TREASURER--Security Management Company, LLC TREASURER--Security Equity Fund; Security Ultra Fund; Security Growth and Income
  Fund; Security Income Fund; Security Cash Fund; SBL Fund; Security Municipal Bond Fund; Advisor's Fund; Security Distributors, Inc.
ASSISTANT VICE  PRESIDENT--Security  Benefit Life  Insurance  Company;  Security
  Benefit Group, Inc.
DIRECTOR--The Parkstone Advantage Fund, 3435 Stelzer Road, Columbus, Ohio 43219

STEVEN M. BOWSER
----------------
SECOND VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
  Group, Inc.
VICE PRESIDENT--Security Income Fund; Security Equity Fund; SBL Fund

THOMAS A. SWANK
---------------
VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC
VICE PRESIDENT AND CHIEF  INVESTMENT  OFFICER--Security  Benefit Life  Insurance
   Company; Security Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund

CINDY L. SHIELDS
----------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
  Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund

LARRY L. VALENCIA
-----------------
ASSISTANT  VICE  PRESIDENT  AND  SENIOR  RESEARCH  ANALYST--Security  Management
  Company, LLC

JAMES P. SCHIER
---------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
  Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund; Security Ultra Fund

DAVID ESHNAUR
-------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
  Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund; Security Equity Fund

MARTHA L. SUTHERLAND
--------------------
SECOND VICE PRESIDENT--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
  Inc.

CHRISTOPHER D. SWICKARD
-----------------------
ASSISTANT  SECRETARY--Security  Management  Company,  LLC;  Security  Cash Fund;
  Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
ASSISTANT VICE PRESIDENT AND ASSISTANT  COUNSEL--Security Benefit Life Insurance
  Company; Security Benefit Group, Inc.

*Located at 700 Harrison, Topeka, Kansas 66636-0001

OPPENHEIMERFUNDS, INC.

OppenheimerFunds, Inc., sub-adviser to Series D, currently manages investment companies other than the Registrant with assets of more than $85 billion.

For  information  as to the  business,  profession,  vocation or employment of a substantial nature of each director, officer or partner of OppenheimerFunds, Inc., reference is made to Schedule A and D of Form ADV filed by OppenheimerFunds, Inc. under the Investment Advisers Act of 1940 (SEC File No. 801-8253) which is incorporated by reference.

LEXINGTON MANAGEMENT CORPORATION:

Lexington Management Corporation, sub-adviser to Series K (Global Aggressive Bond Series), acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Lexington Management Corporation, reference is made to Schedule A and D of Form ADV filed by Lexington Management Corporation under the Investment Advisers Act of 1940 (SEC File No. 801-8281) which is incorporated by reference.

MFR ADVISORS, INC.

Lexington Management Corporation contracts with MFR Advisors, Inc. to provide advisory services for Series K (Global Aggressive Bond Series). MFR Advisors, Inc. serves as sub-adviser to one investment company other than Registrant.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of MFR Advisors, Inc., reference is made to Schedule A and D of Form ADV filed by MFR Advisors, Inc. under the Investment Advisers Act of 1940 (SEC File No. 801-43116) which is incorporated by reference.

MERIDIAN INVESTMENT MANAGEMENT CORPORATION

Meridian Investment Management Corporation, sub-adviser to Series M, serves as an investment adviser, sub-adviser and provider of investment research to mutual funds and private accounts representing assets over $500 million.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Meridian Investment Management Corporation, reference is made to Schedule A and D of Form ADV filed by Meridian Investment Management Corporation under the Investment Advisers Act of 1940 (SEC File No. 801-38868) which is incorporated by reference.

STRONG CAPITAL MANAGEMENT, INC.

Strong Capital Management, Inc., sub-adviser to Series X, serves as investment adviser to the Strong Funds and provides investment management services for mutual funds and other investment portfolios representing assets over $29 billion.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of Strong Capital Management, Inc., reference is made to Schedule A and D of Form ADV filed by Strong Capital Management, Inc. under the Investment Advisers Act of 1940 (SEC File No. 801-10724) which is incorporated by reference.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc., sub-adviser to Series N and O, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1997, the firm and its affiliates managed over $124 billion for over 6 million individual and institutional investor accounts.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of T. Rowe Price Associates, Inc., reference is made to Schedule A and D of Form ADV filed by T. Rowe Price Associates, Inc. under the Investment Advisers Act of 1940 (SEC File No. 801-856) which is incorporated by reference.

BANKERS TRUST COMPANY

Bankers Trust Company ("Bankers Trust") serves as sub-adviser to Series I. Bankers Trust, a New York banking corporation, is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

To the knowledge of SBL Fund, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are engaged in any other business, profession, vocation or employment of a substantial nature.

NAME AND PRINCIPAL BUSINESS ADDRESS, PRINCIPAL OCCUPATION AND OTHER INFORMATION

GEORGE  B.  BEITZEL
-------------------
International Business Machines Corporation,  Old Orchard Road, Armonk, New York
  10504.
DIRECTOR--Bankers  Trust  Company;   Computer  Task  Group;  Phillips  Petroleum
  Company; Caliber Systems, Inc. (formerly Roadway Services Inc.); Rohm and Haas Company; TIG Holdings
RETIRED SENIOR VICE  PRESIDENT  AND  DIRECTOR--International  Business  Machines
  Corporation
CHAIRMAN EMERITUS--Amherst College
CHAIRMAN--Colonial Williamsburg Foundation

RICHARD H. DANIEL
-----------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
VICE CHAIRMAN AND CHIEF FINANCIAL  OFFICER--Bankers Trust Company; Bankers Trust
  New York Corporation
BENEFICIAL  OWNER,  GENERAL  PARTNER--Daniel  Brothers;  Daniel  Lingo & Assoc.;
  Daniel Pelt & Assoc.
BENEFICIAL OWNER--Rhea C. Daniel Trust

PHILIP A. GRIFFITHS
-------------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
DIRECTOR--Institute for Advanced Study; Bankers Trust Company
CHAIRMAN--Committee  on Science,  Engineering  and Public Policy of the National
  Academies of Sciences and Engineering and the Institute of Medicine
CHAIRMAN AND MEMBER--Nominations Committee; Committee on Science and Engineering
  Indicators; National Science Board
TRUSTEE--North Carolina School of Science and Mathematics; the Woodward Academy

WILLIAM R. HOWELL
-----------------
J. C. Penney Company, Inc., P.O. Box 10001, Plano, Texas 75301-0001.
CHAIRMAN EMERITUS--J. C. Penney Company, Inc.
DIRECTOR--Bankers  Trust  Company;   Exxon  Corporation;   Halliburton  Company;
  Warner-Lambert Corporation; The Williams Companies, Inc.; National Retail Federation

VERNON E. JORDAN, JR.
---------------------
Akin,  Gump,  Strauss,  Hauer  & Feld,  LLP,  1333  New  Hampshire  Avenue,  NW,
  Washington, District of Columbia 20036.
DIRECTOR--Bankers Trust Company; American Express Company;  Dow-Jones,  Inc.; J.
  C. Penney Company, Inc.; Revlon Group Incorporated; Ryder System, Inc.; Sara Lee Corporation; Union Carbide Corporation; Xerox Corporation
TRUSTEE--Brookings Institution; The Ford Foundation; Howard University

DAVID MARSHALL
--------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
CHIEF INFORMATION OFFICER AND EXECUTIVE VICE  PRESIDENT--Bankers  Trust New York
  Corporation
SENIOR MANAGING DIRECTOR--Bankers Trust Company

HAMISH MAXWELL
--------------
Philip Morris Companies, Inc., 120 Park Avenue, New York, New York 10006. RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER--Philip Morris Companies, Inc.
DIRECTOR--Bankers   Trust   Company;   The  News   Corporation   Limited;   Sola
  International Inc.
CHAIRMAN--WWP Group pic

FRANK N. NEWMAN
---------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT--Bankers  Trust New
  York Corporation; Bankers Trust Company
DIRECTOR--Bankers Trust Company; Dow-Jones, Inc.; Carnegie Hall

N. J. NICHOLAS, JR.
-------------------
745 Fifth Avenue, New York, New York 10020.
DIRECTOR--Bankers   Trust  Company;   Boston   Scientific   Corporation;   Xerox
  Corporation

RUSSELL E. PALMER
-----------------
The Palmer Group,  3600 Market  Street,  Suite 530,  Philadelphia,  Pennsylvania
  19104.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER--The Palmer Group
DIRECTOR--Bankers Trust Company;  Allied-Signal Inc.; Federal Home Loan Mortgage
  Corporation; GTE Corporation; The May Department Stores Company; Safeguard Scientifics, Inc.
TRUSTEE--University of Pennsylvania

DONALD L. STAHELI
-----------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER--Continental Grain Company DIRECTOR--Bankers Trust Company; ContiFinancial Corporation; Prudential Life
  Insurance Company of America; Fresenius Medical Care, A.g.; America-China Society; National Committee on United States-China Relations; New York City Partnership
CHAIRMAN--U.S.  China Business Council;  Council on Foreign Relations;  National
  Advisor Council of Brigham Young University's Marriott School of Management VICE CHAIRMAN--The Points of Light Foundation
TRUSTEE--American Graduate School of International Management.

PATRICIA CARRY STEWART
----------------------
c/o Office of the Secretary, 130 Liberty Street, New York, New York 10006.
DIRECTOR--Bankers Trust Company; CVS Corporation;  Community Foundation for Palm
  Beach and Martin Counties
TRUSTEE EMERITA--Cornell University

GEORGE J. VOJTA
---------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
VICE CHAIRMAN--Bankers Trust New York Corporation; Bankers Trust Company DIRECTOR--Bankers Trust Company; Alicorp S.A.; Northwest Airlines; Private
  Export Funding Corp.; New York State Banking Board; St. Lukes-Roosevelt Hospital Center
PARTNER--New York City Partnership
CHAIRMAN--Wharton Financial Services Center

PAUL A. VOLCKER
---------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
DIRECTOR--Bankers   Trust  Company;   American  Stock  Exchange;   Nestle  S.A.;
  Prudential Insurance Company; UAL Corporation; American Council on Germany; Aspen Institute; Council on Foreign Relations; The Japan Society
CHAIRMAN--Group of 30
NORTH AMERICAN CHAIRMAN--Trilateral Commission
CO-CHAIRMAN--U.S./Hong Kong Economic Cooperation Committee
TRUSTEE--The American Assembly

MELVIN A. YELLIN
----------------
Bankers Trust Company, 130 Liberty Street, New York, New York 10006.
SENIOR   MANAGING   DIRECTOR  AND  GENERAL   COUNSEL--Bankers   Trust  New  York
  Corporation; Bankers Trust Company
DIRECTOR--1136 Tenants Corporation; ABA Securities Association

ITEM 29.  PRINCIPAL UNDERWRITERS

(a)  Not applicable.

(b)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Meridian Investment Management Corporation, 12835 Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404; OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048; and Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006. Records relating to the duties of the Registrant's custodian are maintained by UMB, n.a., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a)  Not applicable.

(b)  Not applicable.

(c) Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 6th day of November, 1998.

                                                  SBL FUND
                                                 (The Fund)

                                          By: JOHN D. CLELAND, President
                                              ----------------------------------
                                              John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                          Date: November 6, 1998

DONALD A. CHUBB, JR.           Director
---------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                President and Director
---------------------------
John D. Cleland

PENNY A. LUMPKIN               Director
---------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.            Director
---------------------------
Mark L. Morris, Jr.

JAMES R. SCHMANK               Director
---------------------------
James R. Schmank

MAYNARD OLIVERIUS              Director
---------------------------
Maynard Oliverius

BRENDA M. HARWOOD              Treasurer (Principal Financial Officer)
---------------------------
Brenda M. Harwood

                                  EXHIBIT INDEX


 (1)  Articles of Incorporation
 (2)  Bylaws
 (3)  None
 (4)  None
 (5)  (a)  Investment Advisory Contract
      (b)  Sub-Advisory Contract - Oppenheimer
      (c)  Sub-Advisory Contract - Lexington
      (d)  Sub-Advisory Contract - T. Rowe Price
      (e)  Sub-Advisory Contract - T. Rowe Price
      (f)  None
      (g)  None
      (h)  Form of Sub-Advisory Contract - Bankers Trust
 (6)  None
 (7)  None
 (8)  (a)  Custodian Agreement - UMB
      (b)  Form of Custodian Agreement - Chase
 (9)  Administrative Services and Transfer Agency Agreement
(10)  Opinion of Counsel
(11)  Consent of Independent Auditors
(12)  None
(13)  None
(14)  None
(15)  None
(16)  None
(17)  Financial Data Schedules
(18)  None